Exhibit 10.3

A.A.P.L. FORM 610 - 1989

MODEL FORM OPERATING AGREEMENT

OPERATING AGREEMENT

DATED

January 27	,	2006	,
year

OPERATOR	Noble Energy, Inc.

CONTRACT AREA	Grant Complex

(See legal description below)

COUNTIES OF	Perkins and Chase	, STATE OF	Nebraska

Township 12 North, Range 37 West, 6th P.M. - Sections 19-22,27-34
Township 12 North, Range 38 West, 6th P.M. - Sections 19-36
Township 12 North, Range 39 West, 6th P.M. - Sections 19-36
Township 12 North, Range 40 West, 6th P.M. - Sections 22-27,34-36
Township 11 North, Range 37 West, 6th P.M. - Sections 3-10,15-22,27-34
Township 11 North, Range 38 West, 6th P.M. - ALL
Township 11 North, Range 39 West, 6th P.M. - ALL
Township 11 North, Range 40 West, 6th P.M. - ALL
Township 10 North, Range 37 West, 6th P.M. - Sections 3-10,15-22,22-34
Township 10 North, Range 38 West, 6th P.M. - ALL
Township 10 North, Range 39 West, 6th P.M. - ALL
Township 10 North, Range 40 West, 6th P.M. - ALL
Township 9 North, Range 37 West, 6th P.M. - Sections 5-8,17-20,29-32
Township 9 North, Range 38 West, 6th P.M. - ALL
Township 9 North, Range 39 West, 6th P.M. - ALL
Township 9 North, Range 40 West, 6th P.M. - ALL
Township 8 North, Range 38 West, 6th P.M. - Sections 4-9,16-21,28-33
Township 8 North, Range 39 West, 6th P.M. - ALL
Township 8 North, Range 40 West, 6th P.M. - ALL
Township 8 North, Range 41 West, 6th P.M. - Sections 1-3,10-15,22-27,34-36
Township 7 North, Range 39 West, 6th P.M. - ALL
Township 7 North, Range 40 West, 6th P.M. - ALL
Township 7 North, Range 41 West, 6th P.M. – ALL

COPYRIGHT 1989 – ALL RIGHTS RESERVED
AMERICAN ASSOCIATION OF PETROLEUM
LANDMEN, 4100 FOSSIL CREEK BLVD.
FORT WORTH, TEXAS, 76137, APPROVED FORM.

A.A.P.L. NO. 610 – 1989

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	D. ASSIGNMENT; MAINTENANCE OF UNIFORM INTEREST:	15
	E. WAIVER OF RIGHTS TO PARTITION:	15
IX.	INTERNAL REVENUE CODE ELECTION	15
X.	CLAIMS AND LAWSUITS	15
XI.	FORCE MAJEURE	16
XII.	NOTICES	16
XIII.	TERM OF AGREEMENT	16
XIV.	COMPLIANCE WITH LAWS AND REGULATIONS	16
	A. LAWS, REGULATIONS AND ORDERS:	16
	B. GOVERNING LAW:	16
	C. REGULATORY AGENCIES:	16
XV.	MISCELLANEOUS	17
	A. EXECUTION:	17
	B. SUCCESSORS AND ASSIGNS:	17
	C. COUNTERPARTS:	17
	D. SEVERABILITY	17
XVI.	OTHER PROVISIONS	17

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OPERATING AGREEMENT

THIS AGREEMENT, entered into by and between Noble Energy, Inc., hereinafter designated and referred to as “Operator,” and the signatory party or parties other than Operator, sometimes hereinafter referred to individually as “Non-Operator,” and collectively as “Non-Operators.”

WITNESSETH:

WHEREAS, the parties to this agreement are owners of Oil and Gas Leases and/or Oil and Gas Interests in the land identified in Exhibit “A,” and the parties hereto have reached an agreement to explore and develop these Leases and/or Oil and Gas Interests for the production of Oil and Gas to the extent and as hereinafter provided,

NOW, THEREFORE, it is agreed as follows:

ARTICLE I.

DEFINITIONS

As used in this agreement, the following words and terms shall have the meanings here ascribed to them:

A.  The term “AFE” shall mean an Authority for Expenditure prepared by a party to this agreement for the purpose of estimating the costs to be incurred in conducting an operation hereunder.

B.  The term “Completion” or “Complete” shall mean a single operation intended to complete a well as a producer of Oil and Gas in one or more Zones, including, but not limited to, the setting of production casing, perforating, well stimulation and production testing conducted in such operation.

C.  The term “Contract Area” shall mean all of the lands, Oil and Gas Leases and/or Oil and Gas Interests intended to be developed and operated for Oil and Gas purposes under this agreement.  Such lands, Oil and Gas Leases and Oil and Gas Interests are described in Exhibit “A.”

D.  The term “Deepen” shall mean a single operation whereby a well is drilled to an objective Zone below the deepest Zone from which the well is or was producing the Deepest lesser.

E.  The terms “Drilling Party” and “Consenting Party” shall mean a party who agrees to join in and pay its share of the cost of any operation conducted under the provisions of this agreement.

F.  The term “Drilling Unit” shall mean the area fixed for the drilling of one well by order or rule of any state or federal body having authority.  If a Drilling Unit is not fixed by any such rule or order, a Drilling Unit shall be the drilling unit as established by the pattern of drilling in the Contract Area unless fixed by express agreement of the Drilling Parties.

G.  The term “Drillsite” shall mean the Oil and Gas Lease or Oil and Gas Interest on which a proposed well is to be located.

I.  The term “Non-Consent Well” shall mean a well in which less than all parties have conducted an operation as provided in Article VI.B.2.

J.  The terms “Non-Drilling Party” and “Non-Consenting Party” shall mean a party who elects not to participate in a proposed operation.

K.  The term “Oil and Gas” shall mean oil, gas, casinghead gas, gas condensate, and/or all other liquid or gaseous hydrocarbons and other marketable substances produced therewith, unless an intent to limit the inclusiveness of this term is specifically stated.

L.  The term “Oil and Gas Interests” or “Interests” shall mean unleased fee and mineral interests in Oil and Gas in tracts of land lying within the Contract Area which are owned by parties to this agreement.

M.  The terms “Oil and Gas Lease,” “Lease” and “Leasehold” shall mean the oil and gas leases or interests therein covering tracts of land lying within the Contract Area which are owned by the parties to this agreement.

N.  The term “Plug Back” shall mean a single operation whereby a deeper Zone is abandoned in order to attempt a Completion in a shallower Zone.

O.  The term “Recompletion” or “Recomplete” shall mean an operation whereby a Completion is attempted in another Zone within the existing wellbore, whether or not one zone is abandoned at such time.

P.  The term “Rework” shall mean an operation conducted in the wellbore of a well after it is Completed to secure, restore, or improve production in a Zone which is currently open to production in the wellbore.  Such operations include, but are not limited to, well stimulation operations including refracturing of a zone but exclude any routine repair or maintenance work or drilling, Sidetracking, Deepening, Completing, Recompleting, or Plugging Back of a well.

Q.  The term “Sidetrack” shall mean the directional control and intentional deviation of a well from vertical so as to change the bottom hole location unless done to straighten the hole or drill around junk in the hole to overcome other mechanical difficulties.

R.  The term “Zone” shall mean a stratum of earth containing or thought to contain a common accumulation of Oil and Gas separately producible from any other common accumulation of Oil and Gas.

Unless the context otherwise clearly indicates, words used in the singular include the plural, the word “person” includes natural and artificial persons, the plural includes the singular, and any gender includes the masculine, feminine, and neuter.

ARTICLE II.

EXHIBITS

The following exhibits, as indicated below and attached hereto, are incorporated in and made a part hereof:

X     A.            Exhibit “A,” shall include the following information:

(1) Description of lands subject to this agreement,

(2) Restrictions, if any, as to depths, formations, or substances,

(3) Parties to agreement with addresses and telephone numbers for notice purposes,

(4) Percentages or fractional interests of parties to this agreement,

(5) Oil and Gas Leases and/or Oil and Gas Interests subject to this agreement,

(6) Burdens on production.

X     C.            Exhibit “C,” Accounting Procedure.

X     D.            Exhibit “D,” Insurance.

X     E.             Exhibit “E,” Gas Balancing Agreement.

X     G.            Exhibit “G,” Tax Partnership.

X     H.            Other:  Recording Supplement and Financing Statement/Settlement Agreement

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If any provision of any exhibit, except Exhibits “E,” “F” and “G,” is inconsistent with any provision contained in the body of this agreement, the provisions in the body of this agreement shall prevail.

ARTICLE III.

INTERESTS OF PARTIES

B.  Interests of Parties in Costs and Production:

Unless changed by other provisions, all costs and liabilities incurred in operations under this agreement shall be borne and paid, and all equipment and materials acquired in operations on the Contract Area shall be owned, by the parties as their interests are set forth in Exhibit “A.”  In the same manner, the parties shall also own all production of Oil and Gas from the Contract Area subject, however, to the payment of royalties and other burdens on production as described hereafter.

Regardless of which party has contributed any Oil and Gas Lease or Oil and Gas Interest on which royalty or other burdens may be payable and except as otherwise expressly provided in this agreement, each party shall pay or deliver, or cause to be paid or delivered, all burdens on its share of the production from the Contract Area up to, but not in excess of, 19% except for the “Low NRI Leases” as defined in the Acreage Earning Agreement between Teton Energy Corporation and Noble Energy, Inc. and shall indemnify, defend and hold the other parties free from any liability therefor. Except as otherwise expressly provided in this agreement, if any party has contributed hereto any Lease or Interest which is burdened with any royalty, overriding royalty, production payment or other burden on production in excess of the amounts stipulated above, such party so burdened shall assume and alone bear all such excess obligations and shall indemnify, defend and hold the other parties hereto harmless from any and all claims attributable to such excess burden.  However, so long as the Drilling Unit for the productive Zone(s) is identical with the Contract Area, each party shall pay or deliver, or cause to be paid or delivered, all burdens on production from the Contract Area due under the terms of the Oil and Gas Lease(s) which such party has contributed to this agreement, and shall indemnify, defend and hold the other parties free from any liability therefor.

No party shall ever be responsible, on a price basis higher than the price received by such party, to any other party’s lessor or royalty owner, and if such other party’s lessor or royalty owner should demand and receive settlement on a higher price basis, the party contributing the affected Lease shall bear the additional royalty burden attributable to such higher price.

Nothing contained in this Article III.B. shall be deemed an assignment or cross-assignment of interests covered hereby, and in the event two or more parties contribute to this agreement jointly owned Leases, the parties’ undivided interests in said Leaseholds shall be deemed separate leasehold interests for the purposes of this agreement.

C.  Subsequently Created Interests:

If any party has contributed hereto a Lease or Interest that is burdened with an assignment of production given as security for the payment of money, or if, after the date of this agreement, any party creates an overriding royalty, production payment, net profits interest, assignment of production or other burden payable out of production attributable to its working interest hereunder, such burden shall be deemed a “Subsequently Created Interest.”  Further, if any party has contributed hereto a Lease or Interest burdened with an overriding royalty, production payment, net profits interests, or other burden payable out of production created prior to the date of this agreement, and such burden is not shown on Exhibit “A,” such burden also shall be deemed a Subsequently Created Interest to the extent such burden causes the burdens on such party’s Lease or Interest to exceed the amount stipulated in Article III.B. above

The party whose interest is burdened with the Subsequently Created Interest (the “Burdened Party”) shall assume and alone bear, pay and discharge the Subsequently Created Interest and shall indemnify, defend and hold harmless the other parties from and against any liability therefor.  Further, if the Burdened Party fails to pay, when due, its share of expenses chargeable hereunder, all provisions of Article VII.B. shall be enforceable against the Subsequently Created Interest in the same manner as they are enforceable against the working interest of the Burdened Party.  If the Burdened Party is required under this agreement to assign or relinquish to any other party, or parties, all or a portion of its working interest and/or the production attributable thereto, said other party, or parties, shall receive said assignment and/or production free and clear of said Subsequently Created Interest, and the Burdened Party shall indemnify, defend and hold harmless said other party, or parties, from any and all claims and demands for payment asserted by owners of the Subsequently Created Interest.

ARTICLE IV.

TITLES

A.  Title Examination:

Title examination shall be made on the Drilling Unit of any proposed well prior to commencement of drilling operations.  The opinion will include the ownership of the working interest, minerals, royalty, overriding royalty and production payments under the applicable Leases.  Each party contributing Leases and/or Oil and Gas Interests to be included in the Drillsite or Drilling Unit, if appropriate, shall furnish to Operator all abstracts (including federal lease status reports), title opinions, title papers and curative material in its possession free of charge.  All such information not in the possession of or made available to Operator by the parties, but necessary for the examination of the title, shall be obtained by Operator.  Operator shall cause title to be examined by attorneys on its staff or by outside attorneys.  Copies of all title opinions shall be furnished to each Drilling Party.  Costs incurred by Operator in procuring abstracts, fees paid outside attorneys and other land professionals for title examination (including preliminary, supplemental, shut-in royalty opinions and division order title opinions and curative work) and other direct charges as provided in Exhibit “C” shall be borne by the Drilling Parties in the proportion that the interest of each Drilling Party bears to the total interest of all Drilling Parties as such interests appear in Exhibit “A.”  Operator shall make no charge for services rendered by its staff attorneys or other personnel in the performance of the above functions.

Each party shall be responsible for securing curative matter and pooling amendments or agreements required in connection with Leases or Oil and Gas Interests contributed by such party. Unless otherwise agreed Operator shall be responsible for the preparation and recording of pooling designations or declarations and communitization agreements as well as the conduct of hearings before governmental agencies for the securing of spacing or pooling orders or any other orders necessary or appropriate to the conduct of operations hereunder.  This shall not prevent any party from appearing on its own behalf at such hearings. Costs incurred by Operator, including fees paid to outside attorneys, and other outside professionals which are associated with hearings before governmental agencies, and which costs are necessary and proper for the activities contemplated under this agreement, shall be direct charges to the joint account and shall not be covered by the administrative overhead charges as provided in Exhibit “C.”

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Operator shall make no charge for services rendered by its staff attorneys or other personnel in the performance of the above functions.

No well shall be drilled on the Contract Area until after (1) the title to the Drillsite or Drilling Unit, if appropriate, has been examined as above provided, and (2) the title has been approved by the examining attorney or title has been accepted by all of the Drilling Parties in such well.

B. Loss or Failure of Title:

3. Other Losses: All losses of Leases or Interests committed to this agreement shall be joint losses and shall be borne by all parties in proportion to their interests shown on Exhibit “A.”  This shall include but not be limited to the loss of any Lease or Interest through failure to develop or because express or implied covenants have not been performed (other than performance which requires only the payment of money), and the loss of any Lease by expiration at the end of its primary term if it is not renewed or extended.  There shall be no readjustment of interests in the remaining portion of the Contract Area on account of any joint loss.

4. Curing Title: In the event of a Failure of Title under Article IV.B.1. or a loss of title under Article IV.B.2. above, any Lease or Interest acquired by any party hereto (other than the party whose interest has failed or was lost) during the ninety (90) day period provided by Article IV.B.1. and Article IV.B.2. above covering all or a portion of the interest that has failed or was lost shall be offered at cost to the party whose interest has failed or was lost, and the provisions of Article VIII.B. shall not apply to such acquisition.

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ARTICLE V.

OPERATOR

A.  Designation and Responsibilities of Operator:

Noble Energy, Inc. shall be the Operator of the Contract Area, and shall conduct and direct and have full control of all operations on the Contract Area as permitted and required by, and within the limits of this agreement.  In its performance of services hereunder for the Non-Operators, Operator shall be an independent contractor not subject to the control or direction of the Non-Operators except as to the type of operation to be undertaken in accordance with the election procedures contained in this agreement.  Operator shall not be deemed, or hold itself out as, the agent of the Non-Operators with authority to bind them to any obligation or liability assumed or incurred by Operator as to any third party.  Operator shall conduct its activities under this agreement as a reasonable prudent operator, in a good and workmanlike manner, with due diligence and dispatch, in accordance with good oilfield practice, and in compliance with applicable law and regulation, but in no event shall it have any liability as Operator to the other parties for losses sustained or liabilities incurred except such as may result from gross negligence or willful misconduct.

B. Resignation or Removal of Operator and Selection of Successor:

1. Resignation or Removal of Operator: Operator may resign at any time by giving written notice thereof to Non-Operators. If Operator terminates its legal existence, no longer owns an interest hereunder in the Contract Area, or is no longer capable of serving as Operator, Operator shall be deemed to have resigned without any action by Non-Operators, except the selection of a successor.  Operator may be removed only for good cause by the affirmative vote of Non-Operators owning a majority interest based on ownership as shown on Exhibit “A” remaining after excluding the voting interest of Operator; such vote shall not be deemed effective until a written notice has been delivered to the Operator by a Non-Operator detailing the alleged default and Operator has failed to cure the default within thirty (30) days from its receipt of the notice or, if the default concerns an operation then being conducted, within forty-eight (48) hours of its receipt of the notice.  For purposes hereof, “good cause” shall mean not only gross negligence or willful misconduct but also the material breach of or inability to meet the standards of operation contained in Article V.A. or material failure or inability to perform its obligations under this agreement.

Subject to Article VII.D.1., such resignation or removal shall not become effective until 7:00 o’clock A.M. on the first day of the calendar month following the expiration of ninety (90) days after the giving of notice of resignation by Operator or action by the Non-Operators to remove Operator, unless a successor Operator has been selected and assumes the duties of Operator at an earlier date. Operator, after effective date of resignation or removal, shall be bound by the terms hereof as a Non-Operator.  A change of a corporate name or structure of Operator or transfer of Operator’s interest to any single subsidiary, parent or successor corporation shall not be the basis for removal of Operator.

2.  Selection of Successor Operator: Upon the resignation or removal of Operator under any provision of this agreement, a successor Operator shall be selected by the parties.  The successor Operator shall be selected from the parties owning an interest in the Contract Area at the time such successor Operator is selected.  The successor Operator shall be selected by the affirmative vote of two (2) or more parties owning a majority interest based on ownership as shown on Exhibit “A”; provided, however, if an Operator which has been removed or is deemed to have resigned fails to vote or votes only to succeed itself, the successor Operator shall be selected by the affirmative vote of the party or parties owning a majority interest based on ownership as shown on Exhibit “A” remaining after excluding the voting interest of the Operator that was removed or resigned.  The former Operator shall within thirty (30) days after selection of a successor Operator deliver to the successor Operator all records and data relating to the operations conducted by the former Operator to the extent such records and data are not already in the possession of the successor operator.  Any cost of obtaining or copying the former Operator’s records and data shall be charged to the joint account.

3.  Effect of Bankruptcy: If Operator becomes insolvent, bankrupt or is placed in receivership, it shall be deemed to have resigned without any action by Non-Operators, except the selection of a successor.  If a petition for relief under the federal bankruptcy laws is filed by or against Operator, and the removal of Operator is prevented by the federal bankruptcy court, all Non-Operators and Operator shall comprise an interim operating committee to serve until Operator has elected to reject or assume this agreement pursuant to the Bankruptcy Code, and an election to reject this agreement by Operator as a debtor in possession, or by a trustee in bankruptcy, shall be deemed a resignation as Operator without any action by Non-Operators, except the selection of a successor.  During the period of time the operating committee controls operations, all actions shall require the approval of two (2) or more parties owning a majority interest based on ownership as shown on Exhibit “A.”  In the event there are only two (2) parties to this agreement, during the period of time the operating committee controls operations, a third party acceptable to Operator, Non-Operator and the federal bankruptcy court shall be selected as a member of the operating committee, and all actions shall require the approval of two (2) members of the operating committee without regard for their interest in the Contract Area based on Exhibit “A.”

C.  Employees and Contractors:

The number of employees or contractors used by Operator in conducting operations hereunder, their selection, and the hours of labor and the compensation for services performed shall be determined by Operator, and all such employees or contractors shall be the employees or contractors of Operator.

D.  Rights and Duties of Operator:

1. Competitive Rates and Use of Affiliates: All wells drilled on the Contract Area shall be drilled on a competitive contract basis at the usual rates prevailing in the area.  If it so desires, Operator may employ its own tools and equipment in the drilling and all other operations contemplated hereby, including completion, production, recompletion, reworking and deepening of wells, but its charges therefor shall not exceed the prevailing rates in the area and such work shall be performed by Operator under the same terms and conditions as are customary and usual in the area in contracts of independent contractors who are doing work of a similar nature.  All work performed or materials supplied by affiliates or related parties of Operator shall be performed or supplied at competitive rates, pursuant to written agreement, and in accordance with customs and standards prevailing in the industry.

2. Discharge of Joint Account Obligations: Except as herein otherwise specifically provided, Operator shall promptly pay and discharge expenses incurred in the development and operation of the Contract Area pursuant to this agreement and shall charge each of the parties hereto with their respective proportionate shares upon the expense basis provided in Exhibit “C.” Operator shall keep an accurate record of the joint account hereunder, showing expenses incurred and charges and credits made and received.

3. Protection from Liens: Operator shall pay, or cause to be paid, as and when they become due and payable, all accounts of contractors and suppliers and wages and salaries for services rendered or performed, and for materials supplied on, to or in respect of the Contract Area or any operations for the joint account thereof, and shall keep the Contract Area free from

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liens and encumbrances resulting therefrom except for those resulting from a bona fide dispute as to services rendered or materials supplied.

4. Custody of Funds: Operator shall hold for the account of the Non-Operators any funds of the Non-Operators advanced or paid to the Operator, either for the conduct of operations hereunder or as a result of the sale of production from the Contract Area, and such funds shall remain the funds of the Non-Operators on whose account they are advanced or paid until used for their intended purpose or otherwise delivered to the Non-Operators or applied toward the payment of debts as provided in Article VII.B.  Nothing in this paragraph shall be construed to establish a fiduciary relationship between Operator and Non-Operators for any purpose other than to account for Non-Operator funds as herein specifically provided.  Nothing in this paragraph shall require the maintenance by Operator of separate accounts for the funds of Non-Operators unless the parties otherwise specifically agree.

5. Access to Contract Area and Records: Operator shall, except as otherwise provided herein, permit each Non-Operator or its duly authorized representative, at the Non-Operator’s sole risk and cost, full and free access at all reasonable times to all operations of every kind and character being conducted for the joint account on the Contract Area and to the records of operations conducted thereon or production therefrom, including Operator’s books and records relating thereto.  Such access rights shall not be exercised in a manner interfering with Operator’s conduct of an operation hereunder and shall not obligate Operator to furnish any geologic or geophysical data of an interpretive nature unless the cost of preparation of such interpretive data was charged to the joint account.  Operator will furnish to each Non-Operator upon request copies of any and all reports and information obtained by Operator in connection with production and related items, including, without limitation, meter and chart reports, production purchaser statements, run tickets and monthly gauge reports, but excluding purchase contracts and pricing information to the extent not applicable to the production of the Non-Operator seeking the information.  Any audit of Operator’s records relating to amounts expended and the appropriateness of such expenditures shall be conducted in accordance with the audit protocol specified in Exhibit “C.”

6. Filing and Furnishing Governmental Reports: Operator will file, and upon written request promptly furnish copies to each requesting Non-Operator not in default of its payment obligations, all operational notices, reports or applications required to be filed by local, State, Federal or Indian agencies or authorities having jurisdiction over operations hereunder. Each Non-Operator shall provide to Operator on a timely basis all information necessary to Operator to make such filings.

7. Drilling and Testing Operations: The following provisions shall apply to each well drilled hereunder, including but not limited to the Initial Well:

(a) Operator will promptly advise Non-Operators of the date on which the well is spudded, or the date on which drilling operations are commenced.

(b) Operator will send to Non-Operators such reports, test results and notices regarding the progress of operations on the well as the Non-Operators shall reasonably request, including, but not limited to, daily drilling reports, completion reports, and well logs.

(c) Operator shall adequately test all Zones encountered which may reasonably be expected to be capable of producing Oil and Gas in paying quantities as a result of examination of the electric log or any other logs or cores or tests conducted hereunder.

8. Cost Estimates: Upon request of any Consenting Party, Operator shall furnish estimates of current and cumulative costs incurred for the joint account at reasonable intervals during the conduct of any operation pursuant to this agreement. Operator shall not be held liable for errors in such estimates so long as the estimates are made in good faith.

9. Insurance: At all times while operations are conducted hereunder, Operator shall comply with the workers compensation law of the state where the operations are being conducted; provided, however, that Operator may be a self- insurer for liability under said compensation laws in which event the only charge that shall be made to the joint account shall be as provided in Exhibit “C.”  Operator shall also carry or provide insurance for the benefit of the joint account of the parties as outlined in Exhibit “D” attached hereto and made a part hereof.  Operator shall require all contractors engaged in work on or for the Contract Area to comply with the workers compensation law of the state where the operations are being conducted and to maintain such other insurance as Operator may require.

In the event automobile liability insurance is specified in said Exhibit “D,” or subsequently receives the approval of the parties, no direct charge shall be made by Operator for premiums paid for such insurance for Operator’s automotive equipment.

ARTICLE VI.

DRILLING AND DEVELOPMENT

A.  Initial Well:

There shall be no Initial Well in the Contract Area.  In lieu of the Initial Well, the parties have agreed to drill 10 wells pursuant to the terms of the Acreage Earning Agreement.

Subsequent operations shall be deemed to be the Wells or other operations conducted after drilling all of the Earning Wells pursuant to the terms of the Acreage Earning Agreement.

B.  Subsequent Operations:

1.  Proposed Operations: If any party hereto should desire to drill any well on the Contract Area other than the Initial Well or if any party should desire to Rework, Sidetrack, Deepen, Recomplete or Plug Back a well in which such party has not otherwise relinquished its interest in the proposed objective Zone under this agreement, the party desiring to drill, Rework, Sidetrack, Deepen, Recomplete or Plug Back such a well shall give written notice of the proposed operation to the parties who have not otherwise relinquished their interest in such objective Zone

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under this agreement and to all other parties in the case of a proposal for Sidetracking or Deepening, specifying the work to be performed, the location, proposed depth, objective Zone and the estimated cost of the operation.  The parties to whom such a notice is delivered shall have thirty (30) days after receipt of the notice within which to notify the party proposing to do the work whether they elect to participate in the cost of the proposed operation.  If a drilling rig is on location, notice of a proposal to Rework, Sidetrack, Recomplete, Plug Back or Deepen may be given by telephone and the response period shall be limited to forty- eight (48) hours, exclusive of Saturday, Sunday and legal holidays.  Failure of a party to whom such notice is delivered to reply within the period above fixed shall constitute an election by that party not to participate in the cost of the proposed operation. Any proposal by a party to conduct an operation conflicting with the operation initially proposed shall be delivered to all parties within the time and in the manner provided in Article VI.B.6.

If all parties to whom such notice is delivered elect to participate in such a proposed operation, the parties shall be contractually committed to participate therein provided such operations are commenced within the time period hereafter set forth, and Operator shall, no later than ninety (90) days after expiration of the notice period of thirty (30) days (or as promptly as practicable after the expiration of the forty-eight (48) hour period when a drilling rig is on location, as the case may be), actually commence the proposed operation and thereafter complete it with due diligence at the risk and expense of the parties participating therein; provided, however, said commencement date may be extended upon written notice of same by Operator to the other parties, for a period of up to thirty (30) additional days if, in the sole opinion of Operator, such additional time is reasonably necessary to obtain permits from governmental authorities, surface rights (including rights-of- way) or appropriate drilling equipment, or to complete title examination or curative matter required for title approval or acceptance.  If the actual operation has not been commenced within the time provided (including any extension thereof as specifically permitted herein or in the force majeure provisions of Article XI) and if any party hereto still desires to conduct said operation, written notice proposing same must be resubmitted to the other parties in accordance herewith as if no prior proposal had been made.

2.  Operations by Less Than All Parties: See also Article XVI.G.

(a) Determination of Participation.  If any party to whom such notice is delivered as provided in Article VI.B.1. elects not to participate in the proposed operation, then, in order to be entitled to the benefits of this Article, the party or parties giving the notice and such other parties as shall elect to participate in the operation shall, no later than ninety (90) days after the expiration of the notice period of thirty (30) days (or as promptly as practicable after the expiration of the forty-eight (48) hour period when a drilling rig is on location, as the case may be) actually commence the proposed operation and complete it with due diligence.  Operator shall perform all work for the account of the Consenting Parties; provided, however, if no drilling rig or other equipment is on location, and if Operator is a Non-Consenting Party, the Consenting Parties shall either: (i) request Operator to perform the work required by such proposed operation for the account of the Consenting Parties, or (ii) designate one of the Consenting Parties as Operator to perform such work.  The rights and duties granted to and imposed upon the Operator under this agreement are granted to and imposed upon the party designated as Operator for an operation in which the original Operator is a Non-Consenting Party.  Consenting Parties, when conducting operations on the Contract Area pursuant to this Article VI.B.2., shall comply with all terms and conditions of this agreement.

If less than all parties approve any proposed operation, the proposing party, immediately after the expiration of the applicable notice period, shall advise all Parties of the total interest of the parties approving such operation and its recommendation as to whether the Consenting Parties should proceed with the operation as proposed.  Each Consenting Party, within forty-eight (48) hours (exclusive of Saturday, Sunday, and legal holidays) after delivery of such notice, shall advise the proposing party of its desire to (i) limit participation to such party’s interest as shown on Exhibit “A” or (ii) carry only its proportionate part (determined by dividing such party’s interest in the Contract Area by the interests of all Consenting Parties in the Contract Area) of Non-Consenting Parties’ interests, or (iii) carry its proportionate part (determined as provided in (ii)) of Non-Consenting Parties’ interests together with all or a portion of its proportionate part of any Non-Consenting Parties’ interests that any Consenting Party did not elect to take.  Any interest of Non-Consenting Parties that is not carried by a Consenting Party shall be deemed to be carried by the party proposing the operation if such party does not withdraw its proposal.  Failure to advise the proposing party within the time required shall be deemed an election under (i). In the event a drilling rig is on location, notice may be given by telephone, and the time permitted for such a response shall not exceed a total of forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays).  The proposing party, at its election, may withdraw such proposal if there is less than 100% participation and shall notify all parties of such decision within ten (10) days, or within twenty-four (24) hours if a drilling rig is on location, following expiration of the applicable response period. If 100% subscription to the proposed operation is obtained, the proposing party shall promptly notify the Consenting Parties of their proportionate interests in the operation and the party serving as Operator shall commence such operation within the period provided in Article VI.B.1., subject to the same extension right as provided therein.

(b) Relinquishment of Interest for Non-Participation. The entire cost and risk of conducting such operations shall be borne by the Consenting Parties in the proportions they have elected to bear same under the terms of the preceding paragraph.  Consenting Parties shall keep the leasehold estates involved in such operations free and clear of all liens and encumbrances of every kind created by or arising from the operations of the Consenting Parties.  If such an operation results in a dry hole, then subject to Articles VI.B.6. and VI.E.3., the Consenting Parties shall plug and abandon the well and restore the surface location at their sole cost, risk and expense; provided, however, that those Non-Consenting Parties that participated in the drilling, Deepening or Sidetracking of the well shall remain liable for, and shall pay, their proportionate shares of the cost of plugging and abandoning the well and restoring the surface location insofar only as those costs were not increased by the subsequent operations of the Consenting Parties.  If any well drilled, Reworked, Sidetracked, Deepened, Recompleted or Plugged Back under the provisions of this Article results in a well capable of producing Oil and/or Gas in paying quantities, the Consenting Parties shall Complete and equip the well to produce at their sole cost and risk, and the well shall then be turned over to Operator (if the Operator did not conduct the operation) and shall be operated by it at the expense and for the account of the Consenting Parties.  Upon commencement of operations for the drilling, Reworking, Sidetracking, Recompleting, Deepening or Plugging Back of any such well by Consenting Parties in accordance with the provisions of this Article, each Non-Consenting Party shall be deemed to have relinquished to Consenting Parties, and the Consenting Parties shall own and be entitled to receive, in proportion to their respective interests, all of such Non- Consenting Party’s interest in the well and share of production therefrom or, in the case of a Reworking, Sidetracking,

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Deepening, Recompleting or Plugging Back, all of such Non-Consenting Party’s interest in the production obtained from the operation in which the Non-Consenting Party did not elect to participate.  Such relinquishment shall be effective until the proceeds of the sale of such share, calculated at the well, or market value thereof if such share is not sold (after deducting applicable ad valorem, production, severance, and excise taxes, royalty, overriding royalty and other interests not excepted by Article III.C. payable out of or measured by the production from such well accruing with respect to such interest until it reverts), shall equal the total of the following:

(i) 100% of each such Non-Consenting Party’s share of the cost of any newly acquired surface equipment beyond the wellhead connections (including but not limited to stock tanks, separators, treaters, pumping equipment and piping), plus 100% of each such Non-Consenting Party’s share of the cost of operation of the well commencing with first production and continuing until each such Non-Consenting Party’s relinquished interest shall revert to it under other provisions of this Article, it being agreed that each Non-Consenting Party’s share of such costs and equipment will be that interest which would have been chargeable to such Non-Consenting Party had it participated in the well from the beginning of the operations; and

(ii) 300% of (a) that portion of the costs and expenses of drilling, Reworking, Sidetracking, Deepening, Plugging Back, testing, Completing, and Recompleting, after deducting any cash contributions received under Article VIII.C., and of (b) that portion of the cost of newly acquired equipment in the well (to and including the wellhead connections), which would have been chargeable to such Non-Consenting Party if it had participated therein.

Notwithstanding anything to the contrary in this Article VI.B., if the well does not reach the deepest objective Zone described in the notice proposing the well for reasons other than the encountering of granite or practically impenetrable substance or other condition in the hole rendering further operations impracticable, Operator shall give notice thereof to each Non-Consenting Party who submitted or voted for an alternative proposal under Article VI.B.6. to drill the well to a shallower Zone than the deepest objective Zone proposed in the notice under which the well was drilled, and each such Non- Consenting Party shall have the option to participate in the initial proposed Completion of the well by paying its share of the cost of drilling the well to its actual depth, calculated in the manner provided in Article VI.B.4. (a).  If any such Non- Consenting Party does not elect to participate in the first Completion proposed for such well, the relinquishment provisions of this Article VI.B.2. (b) shall apply to such party’s interest.

(c) Reworking, Recompleting or Plugging Back. An election not to participate in the drilling, Sidetracking or Deepening of a well shall be deemed an election not to participate in any Reworking or Plugging Back operation proposed in such a well, or portion thereof, to which the initial non-consent election applied that is conducted at any time prior to full recovery by the Consenting Parties of the Non-Consenting Party’s recoupment amount.  Similarly, an election not to participate in the Completing or Recompleting of a well shall be deemed an election not to participate in any Reworking operation proposed in such a well, or portion thereof, to which the initial non-consent election applied that is conducted at any time prior to full recovery by the Consenting Parties of the Non-Consenting Party’s recoupment amount.  Any such Reworking, Recompleting or Plugging Back operation conducted during the recoupment period shall be deemed part of the 3cost of operation of said well and there shall be added to the sums to be recouped by the Consenting Parties 300% of that portion of the costs of the Reworking, Recompleting or Plugging Back operation which would have been chargeable to such Non-Consenting Party had it participated therein.  If such a Reworking, Recompleting or Plugging Back operation is proposed during such recoupment period, the provisions of this Article VI.B. shall be applicable as between said Consenting Parties in said well.

(d) Recoupment Matters. During the period of time Consenting Parties are entitled to receive Non-Consenting Party’s share of production, or the proceeds therefrom, Consenting Parties shall be responsible for the payment of all ad valorem, production, severance, excise, gathering and other taxes, and all royalty, overriding royalty and other burdens applicable to Non-Consenting Party’s share of production not excepted by Article III.C.

In the case of any Reworking, Sidetracking, Plugging Back, Recompleting or Deepening operation, the Consenting Parties shall be permitted to use, free of cost, all casing, tubing and other equipment in the well, but the ownership of all such equipment shall remain unchanged; and upon abandonment of a well after such Reworking, Sidetracking, Plugging Back, Recompleting or Deepening, the Consenting Parties shall account for all such equipment to the owners thereof, with each party receiving its proportionate part in kind or in value, less cost of salvage.

Within ninety (90) days after the completion of any operation under this Article, the party conducting the operations for the Consenting Parties shall furnish each Non-Consenting Party with an inventory of the equipment in and connected to the well, and an itemized statement of the cost of drilling, Sidetracking, Deepening, Plugging Back, testing, Completing, Recompleting, and equipping the well for production; or, at its option, the operating party, in lieu of an itemized statement of such costs of operation, may submit a detailed statement of monthly billings.  Each month thereafter, during the time the Consenting Parties are being reimbursed as provided above, the party conducting the operations for the Consenting Parties shall furnish the Non-Consenting Parties with an itemized statement of all costs and liabilities incurred in the operation of the well, together with a statement of the quantity of Oil and Gas produced from it and the amount of proceeds realized from the sale of the well’s working interest production during the preceding month.  In determining the quantity of Oil and Gas produced during any month, Consenting Parties shall use industry accepted methods such as but not limited to metering or periodic well tests.  Any amount realized from the sale or other disposition of equipment newly acquired in connection with any such operation which would have been owned by a Non-Consenting Party had it participated therein shall be credited against the total unreturned costs of the work done and of the equipment purchased in determining when the interest of such Non-Consenting Party shall revert to it as above provided; and if there is a credit balance, it shall be paid to such Non- Consenting Party.

If and when the Consenting Parties recover from a Non-Consenting Party’s relinquished interest the amounts provided for above, the relinquished interests of such Non-Consenting Party shall automatically revert to it as of 7:00 a.m. on the 1st day of the month following the day on which such recoupment occurs, and, from and after such reversion, such Non-Consenting Party shall own the same interest in such well, the material and equipment in or pertaining thereto, and the production therefrom as such Non-Consenting Party would have been entitled to had it participated in the drilling, Sidetracking, Reworking, Deepening, Recompleting or Plugging Back of said well.  Thereafter, such Non-Consenting Party shall be charged with and shall pay its proportionate part of the further costs of the operation of said well in accordance with the terms of this agreement and Exhibit “C” attached hereto.

3. Stand-By Costs: When a well which has been drilled or Deepened has reached its authorized depth and all tests have been completed and the results thereof furnished to the parties, or when operations on the well have been otherwise terminated pursuant to Article VI.F., stand-by costs incurred pending response to a party’s notice proposing a Reworking,

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Sidetracking, Deepening, Recompleting, Plugging Back or Completing operation in such a well (including the period required under Article VI.B.6. to resolve competing proposals) shall be charged and borne as part of the drilling or Deepening operation just completed.  Stand-by costs subsequent to all parties responding, or expiration of the response time permitted, whichever first occurs, and prior to agreement as to the participating interests of all Consenting Parties pursuant to the terms of the second grammatical paragraph of Article VI.B.2. (a), shall be charged to and borne as part of the proposed operation, but if the proposal is subsequently withdrawn because of insufficient participation, such stand-by costs shall be allocated between the Consenting Parties in the proportion each Consenting Party’s interest as shown on Exhibit “A” bears to the total interest as shown on Exhibit “A” of all Consenting Parties.

In the event that notice for a Sidetracking operation is given while the drilling rig to be utilized is on location, any party may request and receive up to five (5) additional days after expiration of the forty-eight hour response period specified in Article VI.B.1. within which to respond by paying for all stand-by costs and other costs incurred during such extended response period; Operator may require such party to pay the estimated stand-by time in advance as a condition to extending the response period.  If more than one party elects to take such additional time to respond to the notice, standby costs shall be allocated between the parties taking additional time to respond on a day-to-day basis in the proportion each electing party’s interest as shown on Exhibit “A” bears to the total interest as shown on Exhibit “A” of all the electing parties.

4. Deepening: If less than all parties elect to participate in a drilling, Sidetracking, or Deepening operation proposed pursuant to Article VI.B.1., the interest relinquished by the Non-Consenting Parties to the Consenting Parties under Article VI.B.2. shall relate only and be limited to the lesser of (i) the total depth actually drilled or (ii) the objective depth or Zone of which the parties were given notice under Article VI.B.1. (“Initial Objective”).  Such well shall not be Deepened beyond the Initial Objective without first complying with this Article to afford the Non-Consenting Parties the opportunity to participate in the Deepening operation.

In the event any Consenting Party desires to drill or Deepen a Non-Consent Well to a depth below the Initial Objective, such party shall give notice thereof, complying with the requirements of Article VI.B.1., to all parties (including Non- Consenting Parties).  Thereupon, Articles VI.B.1. and 2. shall apply and all parties receiving such notice shall have the right to participate or not participate in the Deepening of such well pursuant to said Articles VI.B.1. and 2.  If a Deepening operation is approved pursuant to such provisions, and if any Non-Consenting Party elects to participate in the Deepening operation, such Non-Consenting party shall pay or make reimbursement (as the case may be) of the following costs and expenses.

(a) If the proposal to Deepen is made prior to the Completion of such well as a well capable of producing in paying quantities, such Non-Consenting Party shall pay (or reimburse Consenting Parties for, as the case may be) that share of costs and expenses incurred in connection with the drilling of said well from the surface to the Initial Objective which Non- Consenting Party would have paid had such Non-Consenting Party agreed to participate therein, plus the Non-Consenting Party’s share of the cost of Deepening and of participating in any further operations on the well in accordance with the other provisions of this Agreement; provided, however, all costs for testing and Completion or attempted Completion of the well incurred by Consenting Parties prior to the point of actual operations to Deepen beyond the Initial Objective shall be for the sole account of Consenting Parties.

(b) If the proposal is made for a Non-Consent Well that has been previously Completed as a well capable of producing in paying quantities, but is no longer capable of producing in paying quantities, such Non-Consenting Party shall pay (or reimburse Consenting Parties for, as the case may be) its proportionate share of all costs of drilling, Completing, and equipping said well from the surface to the Initial Objective, calculated in the manner provided in paragraph (a) above, less those costs recouped by the Consenting Parties from the sale of production from the well.  The Non-Consenting Party shall also pay its proportionate share of all costs of re-entering said well.  The Non-Consenting Parties’ proportionate part (based on the percentage of such well Non-Consenting Party would have owned had it previously participated in such Non-Consent Well) of the costs of salvable materials and equipment remaining in the hole and salvable surface equipment used in connection with such well shall be determined in accordance with Exhibit “C.”  If the Consenting Parties have recouped the cost of drilling, Completing, and equipping the well at the time such Deepening operation is conducted, then a Non- Consenting Party may participate in the Deepening of the well with no payment for costs incurred prior to re-entering the well for Deepening

The foregoing shall not imply a right of any Consenting Party to propose any Deepening for a Non-Consent Well prior to the drilling of such well to its Initial Objective without the consent of the other Consenting Parties as provided in Article VI.F.

5. Sidetracking: Any party having the right to participate in a proposed Sidetracking operation that does not own an interest in the affected wellbore at the time of the notice shall, upon electing to participate, tender to the wellbore owners its proportionate share (equal to its interest in the Sidetracking operation) of the value of that portion of the existing wellbore to be utilized as follows:

(a) If the proposal is for Sidetracking an existing dry hole, reimbursement shall be on the basis of the actual costs incurred in the initial drilling of the well down to the depth at which the Sidetracking operation is initiated.

(b) If the proposal is for Sidetracking a well which has previously produced, reimbursement shall be on the basis of such party’s proportionate share of drilling and equipping costs incurred in the initial drilling of the well down to the depth at which the Sidetracking operation is conducted, calculated in the manner described in Article VI.B.4(b) above.  Such party’s proportionate share of the cost of the well’s salvable materials and equipment down to the depth at which the Sidetracking operation is initiated shall be determined in accordance with the provisions of Exhibit “C.”

6. Order of Preference of Operations. Except as otherwise specifically provided in this agreement, if any party desires to propose the conduct of an operation that conflicts with a proposal that has been made by a party under this Article VI, such party shall have fifteen (15) days from delivery of the initial proposal, in the case of a proposal to drill a well or to perform an operation on a well where no drilling rig is on location, or twenty-four (24) hours, exclusive of Saturday, Sunday and legal holidays, from delivery of the initial proposal, if a drilling rig is on location for the well on which such operation is to be conducted, to deliver to all parties entitled to participate in the proposed operation such party’s alternative proposal, such alternate proposal to contain the same information required to be included in the initial proposal.  Each party receiving such proposals shall elect by delivery of notice to Operator within five (5) days after expiration of the proposal period, or within twenty-four (24) hours (exclusive of Saturday, Sunday and legal holidays) if a drilling rig is on location for the well that is the subject of the proposals, to participate in one of the competing proposals.  Any party not electing within the time required shall be deemed not to have voted.  The proposal receiving the vote of parties owning the largest aggregate percentage interest of the parties voting shall have priority over all other competing proposals; in the case of a tie vote, the

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initial proposal shall prevail. Operator shall deliver notice of such result to all parties entitled to participate in the operation within five (5) days after expiration of the election period (or within twenty-four (24) hours, exclusive of Saturday, Sunday and legal holidays, if a drilling rig is on location).  Each party shall then have two (2) days (or twenty-four (24) hours if a rig is on location) from receipt of such notice to elect by delivery of notice to Operator to participate in such operation or to relinquish interest in the affected well pursuant to the provisions of Article VI.B.2.; failure by a party to deliver notice within such period shall be deemed an election not to participate in the prevailing proposal.

7. Conformity to Spacing Pattern. Notwithstanding the provisions of this Article VI.B.2., it is agreed that no wells shall be proposed to be drilled to or Completed in or produced from a Zone from which a well located elsewhere on the Contract Area is producing, unless such well conforms to the then-existing well spacing pattern for such Zone or for which a variance has been granted by the appropriate authority.

8. Paying Wells. No party shall conduct any Reworking, Deepening, Plugging Back, Completion, Recompletion, or Sidetracking operation under this agreement with respect to any well then capable of producing in paying quantities except with the consent of all parties that have not relinquished interests in the well at the time of such operation.

C.  Completion of Wells; Reworking and Plugging Back:

1. Completion: Without the consent of all parties, no well shall be drilled, Deepened or Sidetracked, except any well drilled, Deepened or Sidetracked pursuant to the provisions of Article VI.B.2. of this agreement.  Consent to the drilling, Deepening or Sidetracking shall include:

☒    Option No. 1: All necessary expenditures for the drilling, Deepening or Sidetracking, testing, Completing and equipping of the well, including necessary tankage and/or surface facilities.

2. Rework, Recomplete or Plug Back: No well shall be Reworked, Recompleted or Plugged Back except a well Reworked, Recompleted, or Plugged Back pursuant to the provisions of Article VI.B.2. of this agreement.  Consent to the Reworking, Recompleting or Plugging Back of a well shall include all necessary expenditures in conducting such operations and Completing and equipping of said well, including necessary tankage and/or surface facilities.

D.  Other Operations:

Operator shall not undertake any single project reasonably estimated to require an expenditure in excess of Twenty-five Thousand Dollars ($25,000.00) except in connection with the drilling, Sidetracking, Reworking, Deepening, Completing, Recompleting or Plugging Back of a well that has been previously authorized by or pursuant to this agreement; provided, however, that, in case of explosion, fire, flood or other sudden emergency, whether of the same or different nature, Operator may take such steps and incur such expenses as in its opinion are required to deal with the emergency to safeguard life and property but Operator, as promptly as possible, shall report the emergency to the other parties.  If Operator prepares an AFE for its own use, Operator shall furnish any Non-Operator so requesting an information copy thereof for any single project costing in excess of Twenty-five Thousand Dollars ($25,000.00).  Any party who has not relinquished its interest in a well shall have the right to propose that Operator perform repair work or undertake the installation of artificial lift equipment or ancillary production facilities such as salt water disposal wells or to conduct additional work with respect to a well drilled hereunder or other similar project (but not including the installation of gathering lines or other transportation or marketing facilities, the installation of which shall be governed by separate agreement between the parties) reasonably estimated to require an expenditure in excess of the amount first set forth above in this Article VI.D. (except in connection with an operation required to be proposed under Article VI.B.1., which shall be governed exclusively by that Article).  Operator shall deliver such proposal to all parties entitled to participate therein.  If within thirty (30) days thereof Operator secures the written consent of any party or parties owning at least 50% of the interests of the parties entitled to participate in such operation, each party having the right to participate in such project shall be bound by the terms of such proposal and shall be obligated to pay its proportionate share of the costs of the proposed project as if it had consented to such project pursuant to the terms of the proposal or non-consent its interest subject to the provisions of Article VI.B.2.(b).

E.  Abandonment of Wells:

1.  Abandonment of Dry Holes: Except for any well drilled or Deepened pursuant to Article VI.B.2., any well which has been drilled or Deepened under the terms of this agreement and is proposed to be completed as a dry hole shall not be

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plugged and abandoned without the consent of all parties.  Should Operator, after diligent effort, be unable to contact any party, or should any party fail to reply within forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays) after delivery of notice of the proposal to plug and abandon such well, such party shall be deemed to have consented to the proposed abandonment.  All such wells shall be plugged and abandoned in accordance with applicable regulations and at the cost, risk and expense of the parties who participated in the cost of drilling or Deepening such well.  Any party who objects to plugging and abandoning such well by notice delivered to Operator within forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays) after delivery of notice of the proposed plugging shall take over the well as of the end of such forty-eight (48) hour notice period and conduct further operations in search of Oil and/or Gas subject to the provisions of Article VI.B.; failure of such party to provide proof reasonably satisfactory to Operator of its financial capability to conduct such operations or to take over the well within such period or thereafter to conduct operations on such well or plug and abandon such well shall entitle Operator to retain or take possession of the well and plug and abandon the well.  The party taking over the well shall indemnify Operator (if Operator is an abandoning party) and the other abandoning parties against liability for any further operations conducted on such well except for the costs of plugging and abandoning the well and restoring the surface, for which the abandoning parties shall remain proportionately liable.

2. Abandonment of Wells That Have Produced: Except for any well in which a Non-Consent operation has been conducted hereunder for which the Consenting Parties have not been fully reimbursed as herein provided, any well which has been completed as a producer shall not be plugged and abandoned without the consent of all parties who participated in the cost of drilling the well.  If all parties consent to such abandonment, the well shall be plugged and abandoned in accordance with applicable regulations and at the cost, risk and expense of all the parties hereto.  Failure of a party to reply within thirty (30) days of delivery of notice of proposed abandonment shall be deemed an election to consent to the proposal.  If, within thirty (30) days after delivery of notice of the proposed abandonment of any well, all parties do not agree to the abandonment of such well, those wishing to continue its operation from the Zone then open to production shall be obligated to take over the well as of the expiration of the applicable notice period and shall indemnify Operator (if Operator is an abandoning party) and the other abandoning parties against liability for any further operations on the well conducted by such parties.  Failure of such party or parties to provide proof reasonably satisfactory to Operator of their financial capability to conduct such operations or to take over the well within the required period or thereafter to conduct operations on such well shall entitle operator to retain or take possession of such well and plug and abandon the well.

Parties taking over a well as provided herein shall tender to each of the other parties its proportionate share of the value of the well’s salvable material and equipment, determined in accordance with the provisions of Exhibit “C,” less the estimated cost of salvaging and the estimated cost of plugging and abandoning and restoring the surface; provided, however, that in the event the estimated plugging and abandoning and surface restoration costs and the estimated cost of salvaging are higher than the value of the well’s salvable material and equipment, each of the abandoning parties shall tender to the parties continuing operations their proportionate shares of the estimated excess cost.  Each abandoning party shall assign to the non-abandoning parties, without warranty, express or implied, as to title or as to quantity, or fitness for use of the equipment and material, all of its interest in the wellbore of the well and related equipment, together with its interest in the Leasehold insofar and only insofar as such Leasehold covers the right to obtain production from that wellbore in the Zone then open to production.  If the interest of the abandoning party is or includes and Oil and Gas Interest, such party shall execute and deliver to the non-  abandoning party or parties an oil and gas lease, limited to the wellbore and the Zone then open to production, for a term of one (1) year and so long thereafter as Oil and/or Gas is produced from the Zone covered thereby, such lease to be on the form attached as Exhibit “B.”  The assignments or leases so limited shall encompass the Drilling Unit upon which the well is located.  The payments by, and the assignments or leases to, the assignees shall be in a ratio based upon the relationship of their respective percentage of participation in the Contract Area to the aggregate of the percentages of participation in the Contract Area of all assignees.  There shall be no readjustment of interests in the remaining portions of the Contract Area.

Thereafter, abandoning parties shall have no further responsibility, liability, or interest in the operation of or production from the well in the Zone then open other than the royalties retained in any lease made under the terms of this Article.  Upon request, Operator shall continue to operate the assigned well for the account of the non-abandoning parties at the rates and charges contemplated by this agreement, plus any additional cost and charges which may arise as the result of the separate ownership of the assigned well.  Upon proposed abandonment of the producing Zone assigned or leased, the assignor or lessor shall then have the option to repurchase its prior interest in the well (using the same valuation formula) and participate in further operations therein subject to the provisions hereof.

3. Abandonment of Non-Consent Operations: The provisions of Article VI.E.1. or VI.E.2. above shall be applicable as between Consenting Parties in the event of the proposed abandonment of any well excepted from said Articles; provided, however, no well shall be permanently plugged and abandoned unless and until all parties having the right to conduct further operations therein have been notified of the proposed abandonment and afforded the opportunity to elect to take over the well in accordance with the provisions of this Article VI.E.; and provided further, that Non-Consenting Parties who own an interest in a portion of the well shall pay their proportionate shares of abandonment and surface restoration cost for such well as provided in Article VI.B.2.(b).  Failure of a party to make a written election within thirty (30) days will be deemed an election to consent to the abandonment of the well.

F.  Termination of Operations:

Upon the commencement of an operation for the drilling, Reworking, Sidetracking, Plugging Back, Deepening, testing, Completion or plugging of a well, including but not limited to the Initial Well, such operation shall not be terminated without consent of parties bearing 60% of the costs of such operation; provided, however, that in the event granite or other practically impenetrable substance or condition in the hole is encountered which renders further operations impractical, Operator may discontinue operations and give notice of such condition in the manner provided in Article VI.B.1, and the provisions of Article VI.B. or VI.E. shall thereafter apply to such operation, as appropriate.

G.  Taking Production in Kind:

☒      Option No. 1: Gas Balancing Agreement Attached

Each party shall take in kind or separately dispose of its proportionate share of all Oil and Gas produced from the Contract Area, exclusive of production which may be used in development and producing operations and in preparing and treating Oil and Gas for marketing purposes and production unavoidably lost.  Any extra expenditure incurred in the taking in kind or separate disposition by any party of its proportionate share of the production shall be borne by such party.  Any party taking its share of production in kind shall be required to pay for only its proportionate share of such part of Operator’s surface facilities which it uses.

Each party shall execute such division orders and contracts as may be necessary for the sale of its interest in production from the Contract Area, and, except as provided in Article VII.B., shall be entitled to receive payment

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directly from the purchaser thereof for its share of all production.

If any party fails to make the arrangements necessary to take in kind or separately dispose of its proportionate share of the Oil produced from the Contract Area, Operator shall have the right, subject to the revocation at will by the party owning it, but not the obligation, to purchase such Oil or sell it to others at any time and from time to time, for the account of the non-taking party.  Any such purchase or sale by Operator may be terminated by Operator upon at least ten (10) days written notice to the owner of said production and shall be subject always to the right of the owner of the production upon at least ten (10) days written notice to Operator to exercise at any time its right to take in kind, or separately dispose of, its share of all Oil not previously delivered to a purchaser.  Any purchase or sale by Operator of any other party’s share of Oil shall be only for such reasonable periods of time as are consistent with the minimum needs of the industry under the particular circumstances, but in no event for a period in excess of one (1) year.

Any such sale by Operator shall be in a manner commercially reasonable under the circumstances but Operator shall have no duty to share any existing market or to obtain a price equal to that received under any existing market.  The sale or delivery by Operator of a non-taking party’s share of Oil under the terms of any existing contract of Operator shall not give the non-taking party any interest in or make the non-taking party a party to said contract.  No purchase shall be made by Operator without first giving the non-taking party at least ten (10) days written notice of such intended purchase and the price to be paid or the pricing basis to be used.

All parties shall give timely written notice to Operator of their Gas marketing arrangements for the following month, excluding price, and shall notify Operator immediately in the event of a change in such arrangements.  Operator shall maintain records of all marketing arrangements, and of volumes actually sold or transported, which records shall be made available to Non-Operators upon reasonable request.

In the event one or more parties’ separate disposition of its share of the Gas causes split-stream deliveries to separate pipelines and/or deliveries which on a day-to-day basis for any reason are not exactly equal to a party’s respective proportion-  ate share of total Gas sales to be allocated to it, the balancing or accounting between the parties shall be in accordance with any Gas balancing agreement between the parties hereto, whether such an agreement is attached as Exhibit “E” or is a separate agreement.  Operator shall give notice to all parties of the first sales of Gas from any well under this agreement.

ARTICLE VII.

EXPENDITURES AND LIABILITY OF PARTIES

A.  Liability of Parties:

The liability of the parties shall be several, not joint or collective. Each party shall be responsible only for its obligations, and shall be liable only for its proportionate share of the costs of developing and operating the Contract Area.  Accordingly, the liens granted among the parties in Article VII.B. are given to secure only the debts of each severally, and no party shall have any liability to third parties hereunder to satisfy the default of any other party in the payment of any expense or obligation hereunder.  It is not the intention of the parties to create, nor shall this agreement be construed as creating, a mining or other partnership, joint venture, agency relationship or association, or to render the parties liable as partners, co-venturers, or principals.  In their relations with each other under this agreement, the parties shall not be considered fiduciaries or to have established a confidential relationship but rather shall be free to act on an arm’s-length basis in accordance with their own respective self-interest, subject, however, to the obligation of the parties to act in good faith in their dealings with each other with respect to activities hereunder.

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B.  Liens and Security Interests:

Each party grants to the other parties hereto a lien upon any interest it now owns or hereafter acquires in Oil and Gas Leases and Oil and Gas Interests in the Contract Area, and a security interest and/or purchase money security interest in any interest it now owns or hereafter acquires in the personal property and fixtures on or used or obtained for use in connection therewith, to secure performance of all of its obligations under this agreement including but not limited to payment of expense, interest and fees, the proper disbursement of all monies paid hereunder, the assignment or relinquishment of interest in Oil and Gas Leases as required hereunder, and the proper performance of operations hereunder.  Such lien and security interest granted by each party hereto shall include such party’s leasehold interests, working interests, operating rights, and royalty and overriding royalty interests in the Contract Area now owned or hereafter acquired and in lands pooled or unitized therewith or otherwise becoming subject to this agreement, the Oil and Gas when extracted therefrom and equipment situated thereon or used or obtained for use in connection therewith (including, without limitation, all wells, tools, and tubular goods), and accounts  (including, without limitation, accounts arising from gas imbalances or from the sale of Oil and/or Gas at the wellhead), contract rights, inventory and general intangibles relating thereto or arising therefrom, and all proceeds and products of the foregoing.

To perfect the lien and security agreement provided herein, each party hereto shall execute and acknowledge the recording supplement and/or any financing statement prepared and submitted by any party hereto in conjunction herewith or at any time following execution hereof, and Operator is authorized to file this agreement or the recording supplement executed herewith as a lien or mortgage in the applicable real estate records and as a financing statement with the proper officer under the Uniform Commercial Code in the state in which the Contract Area is situated and such other states as Operator shall deem appropriate to perfect the security interest granted hereunder.  Any party may file the recording supplement executed herewith as a lien or mortgage in the applicable real estate records and/or a financing statement with the proper officer under the Uniform Commercial Code.

Each party represents and warrants to the other parties hereto that the lien and security interest granted by such party to the other parties shall be a first and prior lien, and each party hereby agrees to maintain the priority of said lien and security interest against all persons acquiring an interest in Oil and Gas Leases and Interests covered by this agreement by, through or under such party.  All parties acquiring an interest in Oil and Gas Leases and Oil and Gas Interests covered by this agreement, whether by assignment, merger, mortgage, operation of law, or otherwise, shall be deemed to have taken subject to the lien and security interest granted by this Article VII.B. as to all obligations attributable to such interest hereunder whether or not such obligations arise before or after such interest is acquired.

To the extent that parties have a security interest under the Uniform Commercial Code of the state in which the Contract Area is situated, they shall be entitled to exercise the rights and remedies of a secured party under the Code.  The bringing of a suit and the obtaining of judgment by a party for the secured indebtedness shall not be deemed an election of remedies or otherwise affect the lien rights or security interest as security for the payment thereof.  In addition, upon default by any party in the payment of its share of expenses, interests or fees, or upon the improper use of funds by the Operator, the other parties shall have the right, without prejudice to other rights or remedies, to collect from the purchaser the proceeds from the sale of such defaulting party’s share of Oil and Gas until the amount owed by such party, plus interest as provided in “Exhibit C,” has been received, and shall have the right to offset the amount owed against the proceeds from the sale of such defaulting party’s share of Oil and Gas.  All purchasers of production may rely on a notification of default from the non-defaulting party or parties stating the amount due as a result of the default, and all parties waive any recourse available against purchasers for releasing production proceeds as provided in this paragraph.

If any party fails to pay its share of cost within one hundred twenty (120) days after rendition of a statement therefor by Operator, the non-defaulting parties, including Operator, shall upon request by Operator, pay the unpaid amount in the proportion that the interest of each such party bears to the interest of all such parties.  The amount paid by each party so paying its share of the unpaid amount shall be secured by the liens and security rights described in Article VII.B., and each paying party may independently pursue any remedy available hereunder or otherwise.

If any party does not perform all of its obligations hereunder, and the failure to perform subjects such party to foreclosure or execution proceedings pursuant to the provisions of this agreement, to the extent allowed by governing law, the defaulting party waives any available right of redemption from and after the date of judgment, any required valuation or appraisement of the mortgaged or secured property prior to sale, any available right to stay execution or to require a marshaling of assets and any required bond in the event a receiver is appointed.  In addition, to the extent permitted by applicable law, each party hereby grants to the other parties a power of sale as to any property that is subject to the lien and security rights granted hereunder, such power to be exercised in the manner provided by applicable law or otherwise in a commercially reasonable manner and upon reasonable notice.

Each party agrees that the other parties shall be entitled to utilize the provisions of Oil and Gas lien law or other lien law of any state in which the Contract Area is situated to enforce the obligations of each party hereunder.  Without limiting the generality of the foregoing, to the extent permitted by applicable law, Non-Operators agree that Operator may invoke or utilize the mechanics’ or materialmen’s lien law of the state in which the Contract Area is situated in order to secure the payment to Operator of any sum due hereunder for services performed or materials supplied by Operator.

C.  Advances:

Operator, at its election, shall have the right from time to time to demand and receive from one or more of the other parties payment in advance of their respective shares of the estimated amount of the expense to be incurred in operations hereunder during the next succeeding month, which right may be exercised only by submission to each such party of an itemized statement of such estimated expense, together with an invoice for its share thereof.  Each such statement and invoice for the payment in advance of estimated expense shall be submitted on or before the 20th day of the next preceding month.  Each party shall pay to Operator its proportionate share of such estimate within fifteen (15) days after such estimate and invoice is received.  If any party fails to pay its share of said estimate within said time, the amount due shall bear interest as provided in Exhibit “C” until paid.  Proper adjustment shall be made monthly between advances and actual expense to the end that each party shall bear and pay its proportionate share of actual expenses incurred, and no more.

D.  Defaults and Remedies:

If any party fails to discharge any financial obligation under this agreement, including without limitation the failure to make any advance under the preceding Article VII.C. or any other provision of this agreement, within the period required for such payment hereunder, then in addition to the remedies provided in Article VII.B. or elsewhere in this agreement, the remedies specified below shall be applicable.  For purposes of this Article VII.D., all notices and elections shall be delivered

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only by Operator, except that Operator shall deliver any such notice and election requested by a non-defaulting Non-Operator, and when Operator is the party in default, the applicable notices and elections can be delivered by any Non-Operator.  Election of any one or more of the following remedies shall not preclude the subsequent use of any other remedy specified below or otherwise available to a non-defaulting party.

1. Suspension of Rights: Any party may deliver to the party in default a Notice of Default, which shall specify the default, specify the action to be taken to cure the default, and specify that failure to take such action will result in the exercise of one or more of the remedies provided in this Article.  If the default is not cured within thirty (30) days of the delivery of such Notice of Default, all of the rights of the defaulting party granted by this agreement may upon notice be suspended until the default is cured, without prejudice to the right of the non-defaulting party or parties to continue to enforce the obligations of the defaulting party previously accrued or thereafter accruing under this agreement.  If Operator is the party in default, the Non-Operators shall have in addition the right, by vote of Non-Operators owning a majority in interest in the Contract Area after excluding the voting interest of Operator, to appoint a new Operator effective immediately.  The rights of a defaulting party that may be suspended hereunder at the election of the non-defaulting parties shall include, without limitation, the right to receive information as to any operation conducted hereunder during the period of such default, the right to elect to participate in an operation proposed under Article VI.B. of this agreement, the right to participate in an operation being conducted under this agreement even if the party has previously elected to participate in such operation, and the right to receive proceeds of production from any well subject to this agreement.

2. Suit for Damages: Non-defaulting parties or Operator for the benefit of non-defaulting parties may sue (at joint account expense) to collect the amounts in default, plus interest accruing on the amounts recovered from the date of default until the date of collection at the rate specified in Exhibit “C” attached hereto.  Nothing herein shall prevent any party from suing any defaulting party to collect consequential damages accruing to such party as a result of the default.

3. Deemed Non-Consent: The non-defaulting party (if Operator is the defaulting party) or Operator for the benefit of the non-defaulting parties may deliver a written Notice of Non-Consent Election to the defaulting party at any time after the expiration of the thirty-day cure period following delivery of the Notice of Default, in which event if the billing is for the drilling a new well or the Plugging Back, Sidetracking, Reworking or Deepening of a well which is to be or has been plugged as a dry hole, or for the Completion or Recompletion of any well, the defaulting party will be conclusively deemed to have elected not to participate in the operation and to be a Non-Consenting Party with respect thereto under Article VI.B. or VI.C., as the case may be, to the extent of the costs unpaid by such party, notwithstanding any election to participate theretofore made.  If election is made to proceed under this provision, then the non-defaulting parties may not elect to sue for the unpaid amount pursuant to Article VII.D.2.

Until the delivery of such Notice of Non-Consent Election to the defaulting party, such party shall have the right to cure its default by paying its unpaid share of costs plus interest at the rate set forth in Exhibit “C,” provided, however, such payment shall not prejudice the rights of the non-defaulting parties to pursue remedies for damages incurred by the non-  defaulting parties as a result of the default.  Any interest relinquished pursuant to this Article VII.D.3. shall be offered to the non-defaulting parties in proportion to their interests, and the non-defaulting parties electing to participate in the ownership of such interest shall be required to contribute their shares of the defaulted amount upon their election to participate therein.

4. Advance Payment: If a default is not cured within thirty (30) days of the delivery of a Notice of Default, Operator, or Non-Operators if Operator is the defaulting party, may thereafter require advance payment from the defaulting party of such defaulting party’s anticipated share of any item of expense for which Operator, or Non-Operators, as the case may be, would be entitled to reimbursement under any provision of this agreement, whether or not such expense was the subject of the previous default.  Such right includes, but is not limited to, the right to require advance payment for the estimated costs of drilling a well or Completion of a well as to which an election to participate in drilling or Completion has been made.  If the defaulting party fails to pay the required advance payment, the non-defaulting parties may pursue any of the remedies provided in the Article VII.D. or any other default remedy provided elsewhere in this agreement.  Any excess of funds advanced remaining when the operation is completed and all costs have been paid shall be promptly returned to the advancing party.

5. Costs and Attorneys’ Fees: In the event any party is required to bring legal proceedings to enforce any financial obligation of a party hereunder, the prevailing party in such action shall be entitled to recover all court costs, costs of collection, and a reasonable attorney’s fee, which the lien provided for herein shall also secure.

E.  Rentals, Shut-in Well Payments and Minimum Royalties:

Rentals, shut-in well payments and minimum royalties which may be required under the terms of any lease shall be paid by the party or parties who subjected such lease to this agreement at its or their expense.  In the event two or more parties own and have contributed interests in the same lease to this agreement, such parties may designate one of such parties to make said payments for and on behalf of all such parties.  Any party may request, and shall be entitled to receive, proper evidence of all such payments.  In the event of failure to make proper payment of any rental, shut-in well payment or minimum royalty through mistake or oversight where such payment is required to continue the lease in force, any loss which results from such non-payment shall be borne in accordance with the provisions of Article IV.B.2.

Operator shall notify Non-Operators of the anticipated completion of a shut-in well, or the shutting in or return to production of a producing well, at least five (5) days (excluding Saturday, Sunday, and legal holidays) prior to taking such action, or at the earliest opportunity permitted by circumstances, but assumes no liability for failure to do so.  In the event of failure by Operator to so notify Non-Operators, the loss of any lease contributed hereto by Non-Operators for failure to make timely payments of any shut-in well payment shall be borne jointly by the parties hereto under the provisions of Article IV.B.3.

F.  Taxes:

Beginning with the first calendar year after the effective date hereof, Operator shall render for ad valorem taxation all property subject to this agreement which by law should be rendered for such taxes, and it shall pay all such taxes assessed thereon before they become delinquent.  Prior to the rendition date, each Non-Operator shall furnish Operator information as to burdens (to include, but not be limited to, royalties, overriding royalties and production payments) on Leases and Oil and Gas Interests contributed by such Non-Operator.  If the assessed valuation of any Lease is reduced by reason of its being subject to outstanding excess royalties, overriding royalties or production payments, the reduction in ad valorem taxes resulting therefrom shall inure to the benefit of the owner or owners of such Lease, and Operator shall adjust the charge to such owner or owners so as to reflect the benefit of such reduction.  If the ad valorem taxes are based in whole or in part upon separate valuations of each party’s working interest, then notwithstanding anything to the contrary herein, charges to the joint account shall be made and paid by the parties hereto in accordance with the tax value generated by each party’s working interest.  Operator shall bill the other parties for their proportionate shares of all tax payments in the manner provided in Exhibit “C.”  Provided, however, if at any time any party takes its share of production in kind, or separately disposes of it, such party shall pay or cause to be paid any and all taxes as to such production.

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If Operator considers any tax assessment improper, Operator may, at its discretion, protest within the time and manner prescribed by law, and prosecute the protest to a final determination, unless all parties agree to abandon the protest prior to final determination.  During the pendency of administrative or judicial proceedings, Operator may elect to pay, under protest, all such taxes and any interest and penalty.  When any such protested assessment shall have been finally determined, Operator shall pay the tax for the joint account, together with any interest and penalty accrued, and the total cost shall then be assessed against the parties, and be paid by them, as provided in Exhibit “C.”

Each party shall pay or cause to be paid all production, severance, excise, gathering and other taxes imposed upon or with respect to the production or handling of such party’s share of Oil and Gas produced under the terms of this agreement.

ARTICLE VIII.

ACQUISITION, MAINTENANCE OR TRANSFER OF INTEREST

A.  Surrender of Leases:

The Leases covered by this agreement, insofar as they embrace acreage in the Contract Area, shall not be surrendered in whole or in part unless all parties consent thereto.

However, should any party desire to surrender its interest in any Lease or in any portion thereof, such party shall give written notice of the proposed surrender to all parties, and the parties to whom such notice is delivered shall have thirty (30) days after delivery of the notice within which to notify the party proposing the surrender whether they elect to consent thereto.  Failure of a party to whom such notice is delivered to reply within said 30-day period shall constitute a consent to the surrender of the Leases described in the notice.  If all parties do not agree or consent thereto, the party desiring to surrender shall assign, without express or implied warranty of title, all of its interest in such Lease, or portion thereof, and any well, material and equipment which may be located thereon and any rights in production thereafter secured, to the parties not consenting to such surrender.  If the interest of the assigning party is or includes an Oil and Gas Interest, the assigning party shall execute and deliver to the party or parties not consenting to such surrender an oil and gas lease covering such Oil and Gas Interest for a term of one (1) year and so long thereafter as Oil and/or Gas is produced from the land covered thereby, such lease to be negotiated.  Upon such assignment or lease, the assigning party shall be relieved from all obligations thereafter accruing, but not theretofore accrued, with respect to the interest assigned or leased and the operation of any well attributable thereto, and the assigning party shall have no further interest in the assigned or leased premises and its equipment and production other than the royalties retained in any lease made under the terms of this Article.  The party assignee or lessee shall pay to the party assignor or lessor the reasonable salvage value of the latter’s interest in any well’s salvable materials and equipment attributable to the assigned or leased acreage.  The value of all salvable materials and equipment shall be determined in accordance with the provisions of Exhibit “C,” less the estimated cost of salvaging and the estimated cost of plugging and abandoning and restoring the surface.  If such value is less than such costs, then the party assignor or lessor shall pay to the party assignee or lessee the amount of such deficit.  If the assignment or lease is in favor of more than one party, the interest shall be shared by such parties in the proportions that the interest of each bears to the total interest of all such parties.  If the interest of the parties to whom the assignment is to be made varies according to depth, then the interest assigned shall similarly reflect such variances.

Any assignment, lease or surrender made under this provision shall not reduce or change the assignor’s, lessor’s or surrendering party’s interest as it was immediately before the assignment, lease or surrender in the balance of the Contract Area; and the acreage assigned, leased or surrendered, and subsequent operations thereon, shall not thereafter be subject to the terms and provisions of this agreement but shall be deemed subject to an Operating Agreement in the form of this agreement.

B. Renewal or Extension of Leases:

If any party secures a renewal or replacement of an Oil and Gas Lease or Interest subject to this agreement, then all other parties shall be notified promptly upon such acquisition or, in the case of a replacement Lease taken before expiration of an existing Lease, promptly upon expiration of the existing Lease.  The parties notified shall have the right for a period of thirty (30) days following delivery of such notice in which to elect to participate in the ownership of the renewal or replacement Lease, insofar as such Lease affects lands within the Contract Area, by paying to the party who acquired it their proportionate shares of the acquisition cost allocated to that part of such Lease within the Contract Area, which shall be in proportion to the interest held at that time by the parties in the Contract Area.  Each party who participates in the purchase of a renewal or replacement Lease shall be given an assignment of its proportionate interest therein by the acquiring party.

If some, but less than all, of the parties elect to participate in the purchase of a renewal or replacement Lease, it shall be owned by the parties who elect to participate therein, in a ratio based upon the relationship of their respective percentage of participation in the Contract Area to the aggregate of the percentages of participation in the Contract Area of all parties participating in the purchase of such renewal or replacement Lease.  The acquisition of a renewal or replacement Lease by any or all of the parties hereto shall not cause a readjustment of the interests of the parties stated in Exhibit “A,” but any renewal or replacement Lease in which less than all parties elect to participate shall not be subject to this agreement but shall be deemed subject to a separate Operating Agreement in the form of this agreement.

If the interests of the parties in the Contract Area vary according to depth, then their right to participate proportionately in renewal or replacement Leases and their right to receive an assignment of interest shall also reflect such depth variances.

The provisions of this Article shall apply to renewal or replacement Leases whether they are for the entire interest covered by the expiring Lease or cover only a portion of its area or an interest therein.  Any renewal or replacement Lease taken before the expiration of its predecessor Lease, or taken or contracted for or becoming effective within six (6) months after the expiration of the existing Lease, shall be subject to this provision so long as this agreement is in effect at the time of such acquisition or at the time the renewal or replacement Lease becomes effective; but any Lease taken or contracted for more than six (6) months after the expiration of an existing Lease shall not be deemed a renewal or replacement Lease and shall not be subject to the provisions of this agreement.

The provisions in this Article shall also be applicable to extensions of Oil and Gas Leases.

C.  Acreage or Cash Contributions:

                While this agreement is in force, if any party contracts for a contribution of cash towards the drilling of a well or any other operation on the Contract Area, such contribution shall be paid to the party who conducted the drilling or other operation and shall be applied by it against the cost of such drilling or other operation.  If the contribution be in the form of acreage, the party to whom the contribution is made shall promptly tender an assignment of the acreage, without warranty of title, to the Drilling Parties in the proportions said Drilling Parties shared the cost of drilling the well. Such acreage shall become a separate Contract Area and, to the extent possible, be governed by provisions identical to this agreement.  Each party shall promptly notify all other parties of any acreage or cash contributions it may obtain in support of any well or any other operation on the Contract Area.  The above provisions shall also be applicable to optional rights to earn acreage outside the Contract Area which are in support of well drilled inside Contract Area.

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If any party contracts for any consideration relating to disposition of such party’s share of substances produced hereunder,

such consideration shall not be deemed a contribution as contemplated in this Article VIII.C.

D.  Assignment; Maintenance of Uniform Interest:

Every sale, encumbrance, transfer or other disposition made by any party shall be made expressly subject to this agreement and shall be made without prejudice to the right of the other parties, and any transferee of an ownership interest in any Oil and Gas Lease or Interest shall be deemed a party to this agreement as to the interest conveyed from and after the effective date of the transfer of ownership; provided, however, that the other parties shall not be required to recognize any such sale, encumbrance, transfer or other disposition for any purpose hereunder until thirty (30) days after they have received a copy of the recorded instrument of transfer or other satisfactory evidence thereof in writing from the transferor or transferee.  No assignment or other disposition of interest by a party shall relieve such party of obligations previously incurred by such party hereunder with respect to the interest transferred, including without limitation the obligation of a party to pay all costs attributable to an operation conducted hereunder in which such party has agreed to participate prior to making such assignment, and the lien and security interest granted by Article VII.B. shall continue to burden the interest transferred to secure payment of any such obligations.

If, at any time the interest of any party is divided among and owned by four or more co-owners, Operator, at its discretion, may require such co-owners to appoint a single trustee or agent with full authority to receive notices, approve expenditures, receive billings for and approve and pay such party’s share of the joint expenses, and to deal generally with, and with power to bind, the co-owners of such party’s interest within the scope of the operations embraced in this agreement; however, all such co-  owners shall have the right to enter into and execute all contracts or agreements for the disposition of their respective shares of the Oil and Gas produced from the Contract Area and they shall have the right to receive, separately, payment of the sale proceeds thereof.

E. Waiver of Rights to Partition:

If permitted by the laws of the state or states in which the property covered hereby is located, each party hereto owning an undivided interest in the Contract Area waives any and all rights it may have to partition and have set aside to it in severalty its undivided interest therein.

ARTICLE IX.

INTERNAL REVENUE CODE ELECTION

If, for federal income tax purposes, this agreement and the operations hereunder are regarded as a partnership, and if the parties have not otherwise agreed to form a tax partnership pursuant to Exhibit “G” or other agreement between them, each party thereby affected elects to be excluded from the application of all of the provisions of Subchapter “K,” Chapter 1, Subtitle  “A,” of the Internal Revenue Code of 1986, as amended (“Code”), as permitted and authorized by Section 761 of the Code and the regulations promulgated thereunder.  Operator is authorized and directed to execute on behalf of each party hereby affected such evidence of this election as may be required by the Secretary of the Treasury of the United States or the Federal Internal Revenue Service, including specifically, but not by way of limitation, all of the returns, statements, and the data required by Treasury Regulation §1.761.  Should there be any requirement that each party hereby affected give further evidence of this election, each such party shall execute such documents and furnish such other evidence as may be required by the Federal Internal Revenue Service or as may be necessary to evidence this election.  No such party shall give any notices or take any other action inconsistent with the election made hereby.  If any present or future income tax laws of the state or states in which the Contract Area is located or any future income tax laws of the United States contain provisions similar to those in Subchapter “K,” Chapter  1, Subtitle “A,” of the Code, under which an election similar to that provided by Section 761 of the Code is permitted, each party hereby affected shall make such election as may be permitted or required by such laws.  In making the foregoing election, each such party states that the income derived by such party from operations hereunder can be adequately determined without the computation of partnership taxable income.

ARTICLE X.

CLAIMS AND LAWSUITS

Operator may settle any single uninsured third party damage claim or suit arising from operations hereunder if the expenditure does not exceed Twenty-five Thousand Dollars ($25,000.00) and if the payment is in complete settlement of such claim or suit.  If the amount required for settlement exceeds the above amount, the parties hereto shall assume and take over the further handling of the claim or suit, unless such authority is delegated to Operator.  All costs and expenses of handling settling, or otherwise discharging such claim or suit shall be a the joint expense of the parties participating in the operation from which the claim or suit arises.  If a claim is made against any party or if any party is sued on account of any matter arising from operations hereunder over which such individual has no control because of the rights given Operator by this agreement, such party shall immediately notify all other parties, and the claim or suit shall be treated as any other claim or suit involving operations hereunder.

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ARTICLE XI.

FORCE MAJEURE

If any party is rendered unable, wholly or in part, by force majeure to carry out its obligations under this agreement, other than the obligation to indemnify or make money payments or furnish security, that party shall give to all other parties prompt written notice of the force majeure with reasonably full particulars concerning it; thereupon, the obligations of the party giving the notice, so far as they are affected by the force majeure, shall be suspended during, but no longer than, the continuance of the force majeure.  The term “force majeure,” as here employed, shall mean an act of God, strike, lockout, or other industrial disturbance, act of the public enemy, war, blockade, public riot, lightening, fire, storm, flood or other act of nature, explosion, governmental action, governmental delay, restraint or inaction, unavailability of equipment, and any other cause, whether of the kind specifically enumerated above or otherwise, which is not reasonably within the control of the party claiming suspension.

The affected party shall use all reasonable diligence to remove the force majeure situation as quickly as practicable. The requirement that any force majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes, lockouts, or other labor difficulty by the party involved, contrary to its wishes; how all such difficulties shall be handled shall be entirely within the discretion of the party concerned.

ARTICLE XII.

NOTICES

All notices authorized or required between the parties by any of the provisions of this agreement, unless otherwise specifically provided, shall be in writing and delivered in person or by United States mail, courier service, telegram, telex, telecopier or any other form of facsimile, postage or charges prepaid, and addressed to such parties at the addresses listed on Exhibit “A.”  All telephone or oral notices permitted by this agreement shall be confirmed immediately thereafter by written notice.  The originating notice given under any provision hereof shall be deemed delivered only when received by the party to whom such notice is directed, and the time for such party to deliver any notice in response thereto shall run from the date the originating notice is received.  “Receipt” for purposes of this agreement with respect to written notice delivered hereunder shall be actual delivery of the notice to the address of the party to be notified specified in accordance with this agreement, or to the telecopy, facsimile or telex machine of such party.  The second or any responsive notice shall be deemed delivered when deposited in the United States mail or at the office of the courier or telegraph service, or upon transmittal by telex, telecopy or facsimile, or when personally delivered to the party to be notified, provided, that when response is required within 24 or  48 hours, such response shall be given orally or by telephone, telex, telecopy or other facsimile within such period. Each party shall have the right to change its address at any time, and from time to time, by giving written notice thereof to all other parties.  If a party is not available to receive notice orally or by telephone when a party attempts to deliver a notice required to be delivered within 24 or 48 hours, the notice may be delivered in writing by any other method specified herein and shall be deemed delivered in the same manner provided above for any responsive notice.

ARTICLE XIII.

TERM OF AGREEMENT

This agreement shall remain in full force and effect as to the Oil and Gas Leases and/or Oil and Gas Interests subject hereto for the period of time selected below; provided, however, no party hereto shall ever be construed as having any right, title or interest in or to any Lease or Oil and Gas Interest contributed by any other party beyond the term of this agreement.

☒            Option No. 1: So long as any of the Oil and Gas Leases subject to this agreement remain or are continued in force as to any part of the Contract Area, whether by production, extension, renewal or otherwise.

The termination of this agreement shall not relieve any party hereto from any expense, liability or other obligation or any remedy therefor which has accrued or attached prior to the date of such termination.

Upon termination of this agreement and the satisfaction of all obligations hereunder, in the event a memorandum of this Operating Agreement has been filed of record, Operator is authorized to file of record in all necessary recording offices a notice of termination, and each party hereto agrees to execute such a notice of termination as to Operator’s interest, upon request of Operator, if Operator has satisfied all its financial obligations.

ARTICLE XIV.

COMPLIANCE WITH LAWS AND REGULATIONS

A.  Laws, Regulations and Orders:

This agreement shall be subject to the applicable laws of the state in which the Contract Area is located, to the valid rules, regulations, and orders of any duly constituted regulatory body of said state; and to all other applicable federal, state, and local laws, ordinances, rules, regulations and orders.

B.  Governing Law:

This agreement and all matters pertaining hereto, including but not limited to matters of performance, non-performance, breach, remedies, procedures, rights, duties, and interpretation or construction, shall be governed and determined by the law of the state of Colorado.

C.  Regulatory Agencies:

Nothing herein contained shall grant, or be construed to grant, Operator the right or authority to waive or release any rights, privileges, or obligations which Non-Operators may have under federal or state laws or under rules, regulations or

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orders promulgated under such laws in reference to oil, gas and mineral operations, including the location, operation, or production of wells, on tracts offsetting or adjacent to the Contract Area.

With respect to the operations hereunder, Non-Operators agree to release Operator from any and all losses, damages, injuries, claims and causes of action arising out of, incident to or resulting directly or indirectly from Operator’s interpretation or application of rules, rulings, regulations or orders of the Department of Energy or Federal Energy Regulatory Commission or predecessor or successor agencies to the extent such interpretation or application was made in good faith and does not constitute gross negligence. Each Non-Operator further agrees to reimburse Operator for such Non-Operator’s share of production or any refund, fine, levy or other governmental sanction that Operator may be required to pay as a result of such an incorrect interpretation or application, together with interest and penalties thereon owing by Operator as a result of such incorrect interpretation or application.

ARTICLE XV.

MISCELLANEOUS

A.  Execution:

This agreement shall be binding upon each Non-Operator when this agreement or a counterpart thereof has been executed by such Non-Operator and Operator notwithstanding that this agreement is not then or thereafter executed by all of the parties to which it is tendered or which are listed on Exhibit “A” as owning an interest in the Contract Area or which own, in fact, an interest in the Contract Area.  Operator may, however, by written notice to all Non-Operators who have become bound by this agreement as aforesaid, given at any time prior to the actual spud date of the Initial Well but in no event later than five days prior to the date specified in Article VI.A. for commencement of the Initial Well, terminate this agreement if Operator in its sole discretion determines that there is insufficient participation to justify commencement of drilling operations.  In the event of such a termination by Operator, all further obligations of the parties hereunder shall cease as of such termination.  In the event any Non-Operator has advanced or prepaid any share of drilling or other costs hereunder, all sums so advanced shall be returned to such Non-Operator without interest.  In the event Operator proceeds with drilling operations for the Initial Well without the execution hereof by all persons listed on Exhibit “A” as having a current working interest in such well, Operator shall indemnify Non-Operators with respect to all costs incurred for the Initial Well which would have been charged to such person under this agreement if such person had executed the same and Operator shall receive all revenues which would have been received by such person under this agreement if such person had executed the same.

B. Successors and Assigns:

This agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, devisees, legal representatives, successors and assigns, and the terms hereof shall be deemed to run with the Leases or Interests included within the Contract Area.

C. Counterparts:

This instrument may be executed in any number of counterparts, each of which shall be considered an original for all purposes.

D.  Severability:

For the purposes of assuming or rejecting this agreement as an executory contract pursuant to federal bankruptcy laws, this agreement shall not be severable, but rather must be assumed or rejected in its entirety, and the failure of any party to this agreement to comply with all of its financial obligations provided herein shall be a material default.

ARTICLE XVI.

OTHER PROVISIONS

See Additional Provisions attached hereto and by reference made a part hereof.

17

IN WITNESS WHEREOF, this agreement shall be effective as of the          day of                                           , 2006.

ATTEST OR WITNESS:		OPERATOR

Noble Energy, Inc.

	By	/s/ David W. Siple

David W. Siple
Type or print name

		Title	Attorney-In-Fact for GWW

Date

Tax ID or S.S. No.

By

Type or print name

Title

Date

Tax ID or S.S. No.

NON-OPERATORS

Teton DJ LLC,
By Teton Energy Corporation, Manager

	By	/s/ Patrick A. Quinn

Patrick A. Quinn
Type or print name

		Title	Chief Financial Officer

Date

Tax ID or S.S. No.

By

Type or print name

Title

Date

Tax ID or S.S. No.

By

Type or print name

Title

Date

Tax ID or S.S. No.

18

ACKNOWLEDGMENTS

Note: The following forms of acknowledgment are the short forms approved by the Uniform Law on Notarial Acts.

The validity and effect of these forms in any state will depend upon the statutes of that state.

Individual acknowledgment:

State of	)

) ss.

County of	)

This instrument was acknowledged before me on

by

(Seal, if any)

Title (and Rank)

My commission expires:

Acknowledgment in representative capacity:

State of	Colorado	)

) ss.

County of	Denver	)

This instrument was acknowledged before me on

		by	David W. Siple	as

Attorney-In-Fact of Noble Energy, Inc., a Delaware corporation

(Seal, if any)

		Title (and Rank)	Notary Public

		My commission expires:		February 9, 2009

State of	Colorado	)

) ss.

County of	Denver	)

This instrument was acknowledged before me on

		by	Patrick A. Quinn	as

President of Teton DJ LLC, a Colorado Limited Liability Company

(Seal, if any)

		Title (and Rank)	Notary Public

My commission expires:

19

A.A.P.L. FORM 610 - 1989

MODEL FORM OPERATING AGREEMENT

OPERATING AGREEMENT

DATED

January 27	,	2006	,
year

OPERATOR	Noble Energy, Inc.

CONTRACT AREA	Chundy Complex

(See legal description below)

COUNTIES OF	Sedgwick and Yuma	STATE OF	Colorado

COUNTIES OF	Chase and Dundy	, STATE OF	Nebraska

Township 6 North, Range 39 West, 6th P.M. - ALL
Township 6 North, Range 40 West, 6th P.M. - ALL
Township 6 North, Range 41 West, 6th P.M. - ALL
Township 6 North, Range 42 West, 6th P.M. – (Chase Co., NE) Sections 1,2,11-14,23-26,35-36
Township 6 North, Range 42 West, 6th P.M. - (Sedgwick Co., CO) Sections 4-9,16-21,28-33
Township 5 North, Range 39 West, 6th P.M. - ALL
Township 5 North, Range 40 West, 6th P.M. - ALL
Township 5 North, Range 41 West, 6th P.M. - ALL
Township 5 North, Range 42 West, 6th P.M. - (Chase Co., NE) Sections 1,2,11-14,23-26,35-36
Township 5 North, Range 42 West, 6th P.M. - (Yuma Co., CO) Sections 5-8,17-20,29-32
Township 4 North, Range 40 West, 6th P.M. - ALL
Township 4 North, Range 41 West, 6th P.M. - ALL
Township 4 North, Range 42 West, 6th P.M. - (Dundy Co., NE) Sections 1-3,10-15,22-27,34-36
Township 4 North, Range 42 West, 6th P.M. - (Yuma Co., CO) Sections 3-10,15-22,27-34
Township 3 North, Range 40 West, 6th P.M. - Sections 4-9,16-21,28-33
Township 3 North, Range 41 West, 6th P.M. - ALL
Township 3 North, Range 42 West, 6th P.M. - (Dundy Co., NE) Sections 1-3,10-15,22-27,34-36
Township 3 North, Range 42 West, 6th P.M. - (Yuma Co., CO) Sections 3-10, 15-22,27-34

COPYRIGHT 1989 – ALL RIGHTS RESERVED
AMERICAN ASSOCIATION OF PETROLEUM
LANDMEN, 4100 FOSSIL CREEK BLVD.
FORT WORTH, TEXAS, 76137, APPROVED FORM.

A.A.P.L. NO. 610 –

i

	D. ASSIGNMENT; MAINTENANCE OF UNIFORM INTEREST:	15
	E. WAIVER OF RIGHTS TO PARTITION:	15
IX.	INTERNAL REVENUE CODE ELECTION	15
X.	CLAIMS AND LAWSUITS	15
XI.	FORCE MAJEURE	16
XII.	NOTICES	16
XIII.	TERM OF AGREEMENT	16
XIV.	COMPLIANCE WITH LAWS AND REGULATIONS	16
	A. LAWS, REGULATIONS AND ORDERS:	16
	B. GOVERNING LAW:	16
	C. REGULATORY AGENCIES:	16
XV.	MISCELLANEOUS	17
	A. EXECUTION:	17
	B. SUCCESSORS AND ASSIGNS:	17
	C. COUNTERPARTS:	17
	D. SEVERABILITY	17
XVI.	OTHER PROVISIONS	17

ii

OPERATING AGREEMENT

THIS AGREEMENT, entered into by and between Noble Energy, Inc., hereinafter designated and referred to as “Operator,” and the signatory party or parties other than Operator, sometimes hereinafter referred to individually as “Non-Operator,” and collectively as “Non-Operators.”

WITNESSETH:

WHEREAS, the parties to this agreement are owners of Oil and Gas Leases and/or Oil and Gas Interests in the land identified in Exhibit “A,” and the parties hereto have reached an agreement to explore and develop these Leases and/or Oil and Gas Interests for the production of Oil and Gas to the extent and as hereinafter provided,

NOW, THEREFORE, it is agreed as follows:

ARTICLE I.

DEFINITIONS

As used in this agreement, the following words and terms shall have the meanings here ascribed to them:

A.  The term “AFE” shall mean an Authority for Expenditure prepared by a party to this agreement for the purpose of estimating the costs to be incurred in conducting an operation hereunder.

B.  The term “Completion” or “Complete” shall mean a single operation intended to complete a well as a producer of Oil and Gas in one or more Zones, including, but not limited to, the setting of production casing, perforating, well stimulation and production testing conducted in such operation.

C.  The term “Contract Area” shall mean all of the lands, Oil and Gas Leases and/or Oil and Gas Interests intended to be developed and operated for Oil and Gas purposes under this agreement.  Such lands, Oil and Gas Leases and Oil and Gas Interests are described in Exhibit “A.”

D.  The term “Deepen” shall mean a single operation whereby a well is drilled to an objective Zone below the deepest Zone from which the well is or was producing the Deepest lesser.

E.  The terms “Drilling Party” and “Consenting Party” shall mean a party who agrees to join in and pay its share of the cost of any operation conducted under the provisions of this agreement.

F.  The term “Drilling Unit” shall mean the area fixed for the drilling of one well by order or rule of any state or federal body having authority.  If a Drilling Unit is not fixed by any such rule or order, a Drilling Unit shall be the drilling unit as established by the pattern of drilling in the Contract Area unless fixed by express agreement of the Drilling Parties.

G.  The term “Drillsite” shall mean the Oil and Gas Lease or Oil and Gas Interest on which a proposed well is to be located.

I.  The term “Non-Consent Well” shall mean a well in which less than all parties have conducted an operation as provided in Article VI.B.2.

J.  The terms “Non-Drilling Party” and “Non-Consenting Party” shall mean a party who elects not to participate in a proposed operation.

K.  The term “Oil and Gas” shall mean oil, gas, casinghead gas, gas condensate, and/or all other liquid or gaseous hydrocarbons and other marketable substances produced therewith, unless an intent to limit the inclusiveness of this term is specifically stated.

L.  The term “Oil and Gas Interests” or “Interests” shall mean unleased fee and mineral interests in Oil and Gas in tracts of land lying within the Contract Area which are owned by parties to this agreement.

M.  The terms “Oil and Gas Lease,” “Lease” and “Leasehold” shall mean the oil and gas leases or interests therein covering tracts of land lying within the Contract Area which are owned by the parties to this agreement.

N.  The term “Plug Back” shall mean a single operation whereby a deeper Zone is abandoned in order to attempt a Completion in a shallower Zone.

O.  The term “Recompletion” or “Recomplete” shall mean an operation whereby a Completion is attempted in another Zone within the existing wellbore, whether or not one zone is abandoned at such time.

P.  The term “Rework” shall mean an operation conducted in the wellbore of a well after it is Completed to secure, restore, or improve production in a Zone which is currently open to production in the wellbore.  Such operations include, but are not limited to, well stimulation operations including refracturing of a zone but exclude any routine repair or maintenance work or drilling, Sidetracking, Deepening, Completing, Recompleting, or Plugging Back of a well.

Q.  The term “Sidetrack” shall mean the directional control and intentional deviation of a well from vertical so as to change the bottom hole location unless done to straighten the hole or drill around junk in the hole to overcome other mechanical difficulties.

R.  The term “Zone” shall mean a stratum of earth containing or thought to contain a common accumulation of Oil and Gas separately producible from any other common accumulation of Oil and Gas.

Unless the context otherwise clearly indicates, words used in the singular include the plural, the word “person” includes natural and artificial persons, the plural includes the singular, and any gender includes the masculine, feminine, and neuter.

ARTICLE II.

EXHIBITS

The following exhibits, as indicated below and attached hereto, are incorporated in and made a part hereof:

X     A.            Exhibit “A,” shall include the following information:

(1) Description of lands subject to this agreement,

(2) Restrictions, if any, as to depths, formations, or substances,

(3) Parties to agreement with addresses and telephone numbers for notice purposes,

(4) Percentages or fractional interests of parties to this agreement,

(5) Oil and Gas Leases and/or Oil and Gas Interests subject to this agreement,

(6) Burdens on production.

X     C.            Exhibit “C,” Accounting Procedure.

X     D.            Exhibit “D,” Insurance.

X     E.             Exhibit “E,” Gas Balancing Agreement.

X     G.            Exhibit “G,” Tax Partnership.

X     H.            Other:  Recording Supplement and Financing Statement/Settlement Agreement

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If any provision of any exhibit, except Exhibits “E,” “F” and “G,” is inconsistent with any provision contained in the body of this agreement, the provisions in the body of this agreement shall prevail.

ARTICLE III.

INTERESTS OF PARTIES

B.  Interests of Parties in Costs and Production:

Unless changed by other provisions, all costs and liabilities incurred in operations under this agreement shall be borne and paid, and all equipment and materials acquired in operations on the Contract Area shall be owned, by the parties as their interests are set forth in Exhibit “A.”  In the same manner, the parties shall also own all production of Oil and Gas from the Contract Area subject, however, to the payment of royalties and other burdens on production as described hereafter.

Regardless of which party has contributed any Oil and Gas Lease or Oil and Gas Interest on which royalty or other burdens may be payable and except as otherwise expressly provided in this agreement, each party shall pay or deliver, or cause to be paid or delivered, all burdens on its share of the production from the Contract Area up to, but not in excess of, 19% except for the “Low NRI Leases” as defined in the Acreage Earning Agreement between Teton Energy Corporation and Noble Energy, Inc. and shall indemnify, defend and hold the other parties free from any liability therefor. Except as otherwise expressly provided in this agreement, if any party has contributed hereto any Lease or Interest which is burdened with any royalty, overriding royalty, production payment or other burden on production in excess of the amounts stipulated above, such party so burdened shall assume and alone bear all such excess obligations and shall indemnify, defend and hold the other parties hereto harmless from any and all claims attributable to such excess burden.  However, so long as the Drilling Unit for the productive Zone(s) is identical with the Contract Area, each party shall pay or deliver, or cause to be paid or delivered, all burdens on production from the Contract Area due under the terms of the Oil and Gas Lease(s) which such party has contributed to this agreement, and shall indemnify, defend and hold the other parties free from any liability therefor.

No party shall ever be responsible, on a price basis higher than the price received by such party, to any other party’s lessor or royalty owner, and if such other party’s lessor or royalty owner should demand and receive settlement on a higher price basis, the party contributing the affected Lease shall bear the additional royalty burden attributable to such higher price.

Nothing contained in this Article III.B. shall be deemed an assignment or cross-assignment of interests covered hereby, and in the event two or more parties contribute to this agreement jointly owned Leases, the parties’ undivided interests in said Leaseholds shall be deemed separate leasehold interests for the purposes of this agreement.

C.  Subsequently Created Interests:

If any party has contributed hereto a Lease or Interest that is burdened with an assignment of production given as security for the payment of money, or if, after the date of this agreement, any party creates an overriding royalty, production payment, net profits interest, assignment of production or other burden payable out of production attributable to its working interest hereunder, such burden shall be deemed a “Subsequently Created Interest.”  Further, if any party has contributed hereto a Lease or Interest burdened with an overriding royalty, production payment, net profits interests, or other burden payable out of production created prior to the date of this agreement, and such burden is not shown on Exhibit “A,” such burden also shall be deemed a Subsequently Created Interest to the extent such burden causes the burdens on such party’s Lease or Interest to exceed the amount stipulated in Article III.B. above

The party whose interest is burdened with the Subsequently Created Interest (the “Burdened Party”) shall assume and alone bear, pay and discharge the Subsequently Created Interest and shall indemnify, defend and hold harmless the other parties from and against any liability therefor.  Further, if the Burdened Party fails to pay, when due, its share of expenses chargeable hereunder, all provisions of Article VII.B. shall be enforceable against the Subsequently Created Interest in the same manner as they are enforceable against the working interest of the Burdened Party.  If the Burdened Party is required under this agreement to assign or relinquish to any other party, or parties, all or a portion of its working interest and/or the production attributable thereto, said other party, or parties, shall receive said assignment and/or production free and clear of said Subsequently Created Interest, and the Burdened Party shall indemnify, defend and hold harmless said other party, or parties, from any and all claims and demands for payment asserted by owners of the Subsequently Created Interest.

ARTICLE IV.

TITLES

A.  Title Examination:

Title examination shall be made on the Drilling Unit of any proposed well prior to commencement of drilling operations.  The opinion will include the ownership of the working interest, minerals, royalty, overriding royalty and production payments under the applicable Leases.  Each party contributing Leases and/or Oil and Gas Interests to be included in the Drillsite or Drilling Unit, if appropriate, shall furnish to Operator all abstracts (including federal lease status reports), title opinions, title papers and curative material in its possession free of charge.  All such information not in the possession of or made available to Operator by the parties, but necessary for the examination of the title, shall be obtained by Operator.  Operator shall cause title to be examined by attorneys on its staff or by outside attorneys.  Copies of all title opinions shall be furnished to each Drilling Party.  Costs incurred by Operator in procuring abstracts, fees paid outside attorneys and other land professionals for title examination (including preliminary, supplemental, shut-in royalty opinions and division order title opinions and curative work) and other direct charges as provided in Exhibit “C” shall be borne by the Drilling Parties in the proportion that the interest of each Drilling Party bears to the total interest of all Drilling Parties as such interests appear in Exhibit “A.”  Operator shall make no charge for services rendered by its staff attorneys or other personnel in the performance of the above functions.

Each party shall be responsible for securing curative matter and pooling amendments or agreements required in connection with Leases or Oil and Gas Interests contributed by such party. Unless otherwise agreed Operator shall be responsible for the preparation and recording of pooling designations or declarations and communitization agreements as well as the conduct of hearings before governmental agencies for the securing of spacing or pooling orders or any other orders necessary or appropriate to the conduct of operations hereunder.  This shall not prevent any party from appearing on its own behalf at such hearings. Costs incurred by Operator, including fees paid to outside attorneys, and other outside professionals which are associated with hearings before governmental agencies, and which costs are necessary and proper for the activities contemplated under this agreement, shall be direct charges to the joint account and shall not be covered by the administrative overhead charges as provided in Exhibit “C.”

2

Operator shall make no charge for services rendered by its staff attorneys or other personnel in the performance of the above functions.

No well shall be drilled on the Contract Area until after (1) the title to the Drillsite or Drilling Unit, if appropriate, has been examined as above provided, and (2) the title has been approved by the examining attorney or title has been accepted by all of the Drilling Parties in such well.

B. Loss or Failure of Title:

3. Other Losses: All losses of Leases or Interests committed to this agreement shall be joint losses and shall be borne by all parties in proportion to their interests shown on Exhibit “A.”  This shall include but not be limited to the loss of any Lease or Interest through failure to develop or because express or implied covenants have not been performed (other than performance which requires only the payment of money), and the loss of any Lease by expiration at the end of its primary term if it is not renewed or extended.  There shall be no readjustment of interests in the remaining portion of the Contract Area on account of any joint loss.

4. Curing Title: In the event of a Failure of Title under Article IV.B.1. or a loss of title under Article IV.B.2. above, any Lease or Interest acquired by any party hereto (other than the party whose interest has failed or was lost) during the ninety (90) day period provided by Article IV.B.1. and Article IV.B.2. above covering all or a portion of the interest that has failed or was lost shall be offered at cost to the party whose interest has failed or was lost, and the provisions of Article VIII.B. shall not apply to such acquisition.

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ARTICLE V.

OPERATOR

A.  Designation and Responsibilities of Operator:

Noble Energy, Inc. shall be the Operator of the Contract Area, and shall conduct and direct and have full control of all operations on the Contract Area as permitted and required by, and within the limits of this agreement.  In its performance of services hereunder for the Non-Operators, Operator shall be an independent contractor not subject to the control or direction of the Non-Operators except as to the type of operation to be undertaken in accordance with the election procedures contained in this agreement.  Operator shall not be deemed, or hold itself out as, the agent of the Non-Operators with authority to bind them to any obligation or liability assumed or incurred by Operator as to any third party.  Operator shall conduct its activities under this agreement as a reasonable prudent operator, in a good and workmanlike manner, with due diligence and dispatch, in accordance with good oilfield practice, and in compliance with applicable law and regulation, but in no event shall it have any liability as Operator to the other parties for losses sustained or liabilities incurred except such as may result from gross negligence or willful misconduct.

B. Resignation or Removal of Operator and Selection of Successor:

1. Resignation or Removal of Operator: Operator may resign at any time by giving written notice thereof to Non-Operators. If Operator terminates its legal existence, no longer owns an interest hereunder in the Contract Area, or is no longer capable of serving as Operator, Operator shall be deemed to have resigned without any action by Non-Operators, except the selection of a successor.  Operator may be removed only for good cause by the affirmative vote of Non-Operators owning a majority interest based on ownership as shown on Exhibit “A” remaining after excluding the voting interest of Operator; such vote shall not be deemed effective until a written notice has been delivered to the Operator by a Non-Operator detailing the alleged default and Operator has failed to cure the default within thirty (30) days from its receipt of the notice or, if the default concerns an operation then being conducted, within forty-eight (48) hours of its receipt of the notice.  For purposes hereof, “good cause” shall mean not only gross negligence or willful misconduct but also the material breach of or inability to meet the standards of operation contained in Article V.A. or material failure or inability to perform its obligations under this agreement.

Subject to Article VII.D.1., such resignation or removal shall not become effective until 7:00 o’clock A.M. on the first day of the calendar month following the expiration of ninety (90) days after the giving of notice of resignation by Operator or action by the Non-Operators to remove Operator, unless a successor Operator has been selected and assumes the duties of Operator at an earlier date. Operator, after effective date of resignation or removal, shall be bound by the terms hereof as a Non-Operator.  A change of a corporate name or structure of Operator or transfer of Operator’s interest to any single subsidiary, parent or successor corporation shall not be the basis for removal of Operator.

2.  Selection of Successor Operator: Upon the resignation or removal of Operator under any provision of this agreement, a successor Operator shall be selected by the parties.  The successor Operator shall be selected from the parties owning an interest in the Contract Area at the time such successor Operator is selected.  The successor Operator shall be selected by the affirmative vote of two (2) or more parties owning a majority interest based on ownership as shown on Exhibit “A”; provided, however, if an Operator which has been removed or is deemed to have resigned fails to vote or votes only to succeed itself, the successor Operator shall be selected by the affirmative vote of the party or parties owning a majority interest based on ownership as shown on Exhibit “A” remaining after excluding the voting interest of the Operator that was removed or resigned.  The former Operator shall within thirty (30) days after selection of a successor Operator deliver to the successor Operator all records and data relating to the operations conducted by the former Operator to the extent such records and data are not already in the possession of the successor operator.  Any cost of obtaining or copying the former Operator’s records and data shall be charged to the joint account.

3.  Effect of Bankruptcy: If Operator becomes insolvent, bankrupt or is placed in receivership, it shall be deemed to have resigned without any action by Non-Operators, except the selection of a successor.  If a petition for relief under the federal bankruptcy laws is filed by or against Operator, and the removal of Operator is prevented by the federal bankruptcy court, all Non-Operators and Operator shall comprise an interim operating committee to serve until Operator has elected to reject or assume this agreement pursuant to the Bankruptcy Code, and an election to reject this agreement by Operator as a debtor in possession, or by a trustee in bankruptcy, shall be deemed a resignation as Operator without any action by Non-Operators, except the selection of a successor.  During the period of time the operating committee controls operations, all actions shall require the approval of two (2) or more parties owning a majority interest based on ownership as shown on Exhibit “A.”  In the event there are only two (2) parties to this agreement, during the period of time the operating committee controls operations, a third party acceptable to Operator, Non-Operator and the federal bankruptcy court shall be selected as a member of the operating committee, and all actions shall require the approval of two (2) members of the operating committee without regard for their interest in the Contract Area based on Exhibit “A.”

C.  Employees and Contractors:

The number of employees or contractors used by Operator in conducting operations hereunder, their selection, and the hours of labor and the compensation for services performed shall be determined by Operator, and all such employees or contractors shall be the employees or contractors of Operator.

D.  Rights and Duties of Operator:

1. Competitive Rates and Use of Affiliates: All wells drilled on the Contract Area shall be drilled on a competitive contract basis at the usual rates prevailing in the area.  If it so desires, Operator may employ its own tools and equipment in the drilling and all other operations contemplated hereby, including completion, production, recompletion, reworking and deepening of wells, but its charges therefor shall not exceed the prevailing rates in the area and such work shall be performed by Operator under the same terms and conditions as are customary and usual in the area in contracts of independent contractors who are doing work of a similar nature.  All work performed or materials supplied by affiliates or related parties of Operator shall be performed or supplied at competitive rates, pursuant to written agreement, and in accordance with customs and standards prevailing in the industry.

2. Discharge of Joint Account Obligations: Except as herein otherwise specifically provided, Operator shall promptly pay and discharge expenses incurred in the development and operation of the Contract Area pursuant to this agreement and shall charge each of the parties hereto with their respective proportionate shares upon the expense basis provided in Exhibit “C.” Operator shall keep an accurate record of the joint account hereunder, showing expenses incurred and charges and credits made and received.

3. Protection from Liens: Operator shall pay, or cause to be paid, as and when they become due and payable, all accounts of contractors and suppliers and wages and salaries for services rendered or performed, and for materials supplied on, to or in respect of the Contract Area or any operations for the joint account thereof, and shall keep the Contract Area free from

4

liens and encumbrances resulting therefrom except for those resulting from a bona fide dispute as to services rendered or materials supplied.

4. Custody of Funds: Operator shall hold for the account of the Non-Operators any funds of the Non-Operators advanced or paid to the Operator, either for the conduct of operations hereunder or as a result of the sale of production from the Contract Area, and such funds shall remain the funds of the Non-Operators on whose account they are advanced or paid until used for their intended purpose or otherwise delivered to the Non-Operators or applied toward the payment of debts as provided in Article VII.B.  Nothing in this paragraph shall be construed to establish a fiduciary relationship between Operator and Non-Operators for any purpose other than to account for Non-Operator funds as herein specifically provided.  Nothing in this paragraph shall require the maintenance by Operator of separate accounts for the funds of Non-Operators unless the parties otherwise specifically agree.

5. Access to Contract Area and Records: Operator shall, except as otherwise provided herein, permit each Non-Operator or its duly authorized representative, at the Non-Operator’s sole risk and cost, full and free access at all reasonable times to all operations of every kind and character being conducted for the joint account on the Contract Area and to the records of operations conducted thereon or production therefrom, including Operator’s books and records relating thereto.  Such access rights shall not be exercised in a manner interfering with Operator’s conduct of an operation hereunder and shall not obligate Operator to furnish any geologic or geophysical data of an interpretive nature unless the cost of preparation of such interpretive data was charged to the joint account.  Operator will furnish to each Non-Operator upon request copies of any and all reports and information obtained by Operator in connection with production and related items, including, without limitation, meter and chart reports, production purchaser statements, run tickets and monthly gauge reports, but excluding purchase contracts and pricing information to the extent not applicable to the production of the Non-Operator seeking the information.  Any audit of Operator’s records relating to amounts expended and the appropriateness of such expenditures shall be conducted in accordance with the audit protocol specified in Exhibit “C.”

6. Filing and Furnishing Governmental Reports: Operator will file, and upon written request promptly furnish copies to each requesting Non-Operator not in default of its payment obligations, all operational notices, reports or applications required to be filed by local, State, Federal or Indian agencies or authorities having jurisdiction over operations hereunder. Each Non-Operator shall provide to Operator on a timely basis all information necessary to Operator to make such filings.

7. Drilling and Testing Operations: The following provisions shall apply to each well drilled hereunder, including but not limited to the Initial Well:

(a) Operator will promptly advise Non-Operators of the date on which the well is spudded, or the date on which drilling operations are commenced.

(b) Operator will send to Non-Operators such reports, test results and notices regarding the progress of operations on the well as the Non-Operators shall reasonably request, including, but not limited to, daily drilling reports, completion reports, and well logs.

(c) Operator shall adequately test all Zones encountered which may reasonably be expected to be capable of producing Oil and Gas in paying quantities as a result of examination of the electric log or any other logs or cores or tests conducted hereunder.

8. Cost Estimates: Upon request of any Consenting Party, Operator shall furnish estimates of current and cumulative costs incurred for the joint account at reasonable intervals during the conduct of any operation pursuant to this agreement. Operator shall not be held liable for errors in such estimates so long as the estimates are made in good faith.

9. Insurance: At all times while operations are conducted hereunder, Operator shall comply with the workers compensation law of the state where the operations are being conducted; provided, however, that Operator may be a self- insurer for liability under said compensation laws in which event the only charge that shall be made to the joint account shall be as provided in Exhibit “C.”  Operator shall also carry or provide insurance for the benefit of the joint account of the parties as outlined in Exhibit “D” attached hereto and made a part hereof.  Operator shall require all contractors engaged in work on or for the Contract Area to comply with the workers compensation law of the state where the operations are being conducted and to maintain such other insurance as Operator may require.

In the event automobile liability insurance is specified in said Exhibit “D,” or subsequently receives the approval of the parties, no direct charge shall be made by Operator for premiums paid for such insurance for Operator’s automotive equipment.

ARTICLE VI.

DRILLING AND DEVELOPMENT

A.  Initial Well:

There shall be no Initial Well in the Contract Area.  In lieu of the Initial Well, the parties have agreed to drill 10 wells pursuant to the terms of the Acreage Earning Agreement.

Subsequent operations shall be deemed to be the Wells or other operations conducted after drilling all of the Earning Wells pursuant to the terms of the Acreage Earning Agreement.

B.  Subsequent Operations:

1.  Proposed Operations: If any party hereto should desire to drill any well on the Contract Area other than the Initial Well or if any party should desire to Rework, Sidetrack, Deepen, Recomplete or Plug Back a well in which such party has not otherwise relinquished its interest in the proposed objective Zone under this agreement, the party desiring to drill, Rework, Sidetrack, Deepen, Recomplete or Plug Back such a well shall give written notice of the proposed operation to the parties who have not otherwise relinquished their interest in such objective Zone

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under this agreement and to all other parties in the case of a proposal for Sidetracking or Deepening, specifying the work to be performed, the location, proposed depth, objective Zone and the estimated cost of the operation.  The parties to whom such a notice is delivered shall have thirty (30) days after receipt of the notice within which to notify the party proposing to do the work whether they elect to participate in the cost of the proposed operation.  If a drilling rig is on location, notice of a proposal to Rework, Sidetrack, Recomplete, Plug Back or Deepen may be given by telephone and the response period shall be limited to forty- eight (48) hours, exclusive of Saturday, Sunday and legal holidays.  Failure of a party to whom such notice is delivered to reply within the period above fixed shall constitute an election by that party not to participate in the cost of the proposed operation. Any proposal by a party to conduct an operation conflicting with the operation initially proposed shall be delivered to all parties within the time and in the manner provided in Article VI.B.6.

If all parties to whom such notice is delivered elect to participate in such a proposed operation, the parties shall be contractually committed to participate therein provided such operations are commenced within the time period hereafter set forth, and Operator shall, no later than ninety (90) days after expiration of the notice period of thirty (30) days (or as promptly as practicable after the expiration of the forty-eight (48) hour period when a drilling rig is on location, as the case may be), actually commence the proposed operation and thereafter complete it with due diligence at the risk and expense of the parties participating therein; provided, however, said commencement date may be extended upon written notice of same by Operator to the other parties, for a period of up to thirty (30) additional days if, in the sole opinion of Operator, such additional time is reasonably necessary to obtain permits from governmental authorities, surface rights (including rights-of- way) or appropriate drilling equipment, or to complete title examination or curative matter required for title approval or acceptance.  If the actual operation has not been commenced within the time provided (including any extension thereof as specifically permitted herein or in the force majeure provisions of Article XI) and if any party hereto still desires to conduct said operation, written notice proposing same must be resubmitted to the other parties in accordance herewith as if no prior proposal had been made.

2.  Operations by Less Than All Parties: See also Article XVI.G.

(a) Determination of Participation.  If any party to whom such notice is delivered as provided in Article VI.B.1. elects not to participate in the proposed operation, then, in order to be entitled to the benefits of this Article, the party or parties giving the notice and such other parties as shall elect to participate in the operation shall, no later than ninety (90) days after the expiration of the notice period of thirty (30) days (or as promptly as practicable after the expiration of the forty-eight (48) hour period when a drilling rig is on location, as the case may be) actually commence the proposed operation and complete it with due diligence.  Operator shall perform all work for the account of the Consenting Parties; provided, however, if no drilling rig or other equipment is on location, and if Operator is a Non-Consenting Party, the Consenting Parties shall either: (i) request Operator to perform the work required by such proposed operation for the account of the Consenting Parties, or (ii) designate one of the Consenting Parties as Operator to perform such work.  The rights and duties granted to and imposed upon the Operator under this agreement are granted to and imposed upon the party designated as Operator for an operation in which the original Operator is a Non-Consenting Party.  Consenting Parties, when conducting operations on the Contract Area pursuant to this Article VI.B.2., shall comply with all terms and conditions of this agreement.

If less than all parties approve any proposed operation, the proposing party, immediately after the expiration of the applicable notice period, shall advise all Parties of the total interest of the parties approving such operation and its recommendation as to whether the Consenting Parties should proceed with the operation as proposed.  Each Consenting Party, within forty-eight (48) hours (exclusive of Saturday, Sunday, and legal holidays) after delivery of such notice, shall advise the proposing party of its desire to (i) limit participation to such party’s interest as shown on Exhibit “A” or (ii) carry only its proportionate part (determined by dividing such party’s interest in the Contract Area by the interests of all Consenting Parties in the Contract Area) of Non-Consenting Parties’ interests, or (iii) carry its proportionate part (determined as provided in (ii)) of Non-Consenting Parties’ interests together with all or a portion of its proportionate part of any Non-Consenting Parties’ interests that any Consenting Party did not elect to take.  Any interest of Non-Consenting Parties that is not carried by a Consenting Party shall be deemed to be carried by the party proposing the operation if such party does not withdraw its proposal.  Failure to advise the proposing party within the time required shall be deemed an election under (i). In the event a drilling rig is on location, notice may be given by telephone, and the time permitted for such a response shall not exceed a total of forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays).  The proposing party, at its election, may withdraw such proposal if there is less than 100% participation and shall notify all parties of such decision within ten (10) days, or within twenty-four (24) hours if a drilling rig is on location, following expiration of the applicable response period. If 100% subscription to the proposed operation is obtained, the proposing party shall promptly notify the Consenting Parties of their proportionate interests in the operation and the party serving as Operator shall commence such operation within the period provided in Article VI.B.1., subject to the same extension right as provided therein.

(b) Relinquishment of Interest for Non-Participation. The entire cost and risk of conducting such operations shall be borne by the Consenting Parties in the proportions they have elected to bear same under the terms of the preceding paragraph.  Consenting Parties shall keep the leasehold estates involved in such operations free and clear of all liens and encumbrances of every kind created by or arising from the operations of the Consenting Parties.  If such an operation results in a dry hole, then subject to Articles VI.B.6. and VI.E.3., the Consenting Parties shall plug and abandon the well and restore the surface location at their sole cost, risk and expense; provided, however, that those Non-Consenting Parties that participated in the drilling, Deepening or Sidetracking of the well shall remain liable for, and shall pay, their proportionate shares of the cost of plugging and abandoning the well and restoring the surface location insofar only as those costs were not increased by the subsequent operations of the Consenting Parties.  If any well drilled, Reworked, Sidetracked, Deepened, Recompleted or Plugged Back under the provisions of this Article results in a well capable of producing Oil and/or Gas in paying quantities, the Consenting Parties shall Complete and equip the well to produce at their sole cost and risk, and the well shall then be turned over to Operator (if the Operator did not conduct the operation) and shall be operated by it at the expense and for the account of the Consenting Parties.  Upon commencement of operations for the drilling, Reworking, Sidetracking, Recompleting, Deepening or Plugging Back of any such well by Consenting Parties in accordance with the provisions of this Article, each Non-Consenting Party shall be deemed to have relinquished to Consenting Parties, and the Consenting Parties shall own and be entitled to receive, in proportion to their respective interests, all of such Non- Consenting Party’s interest in the well and share of production therefrom or, in the case of a Reworking, Sidetracking,

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Deepening, Recompleting or Plugging Back, all of such Non-Consenting Party’s interest in the production obtained from the operation in which the Non-Consenting Party did not elect to participate.  Such relinquishment shall be effective until the proceeds of the sale of such share, calculated at the well, or market value thereof if such share is not sold (after deducting applicable ad valorem, production, severance, and excise taxes, royalty, overriding royalty and other interests not excepted by Article III.C. payable out of or measured by the production from such well accruing with respect to such interest until it reverts), shall equal the total of the following:

(i) 100% of each such Non-Consenting Party’s share of the cost of any newly acquired surface equipment beyond the wellhead connections (including but not limited to stock tanks, separators, treaters, pumping equipment and piping), plus 100% of each such Non-Consenting Party’s share of the cost of operation of the well commencing with first production and continuing until each such Non-Consenting Party’s relinquished interest shall revert to it under other provisions of this Article, it being agreed that each Non-Consenting Party’s share of such costs and equipment will be that interest which would have been chargeable to such Non-Consenting Party had it participated in the well from the beginning of the operations; and

(ii) 300% of (a) that portion of the costs and expenses of drilling, Reworking, Sidetracking, Deepening, Plugging Back, testing, Completing, and Recompleting, after deducting any cash contributions received under Article VIII.C., and of (b) that portion of the cost of newly acquired equipment in the well (to and including the wellhead connections), which would have been chargeable to such Non-Consenting Party if it had participated therein.

Notwithstanding anything to the contrary in this Article VI.B., if the well does not reach the deepest objective Zone described in the notice proposing the well for reasons other than the encountering of granite or practically impenetrable substance or other condition in the hole rendering further operations impracticable, Operator shall give notice thereof to each Non-Consenting Party who submitted or voted for an alternative proposal under Article VI.B.6. to drill the well to a shallower Zone than the deepest objective Zone proposed in the notice under which the well was drilled, and each such Non- Consenting Party shall have the option to participate in the initial proposed Completion of the well by paying its share of the cost of drilling the well to its actual depth, calculated in the manner provided in Article VI.B.4. (a).  If any such Non- Consenting Party does not elect to participate in the first Completion proposed for such well, the relinquishment provisions of this Article VI.B.2. (b) shall apply to such party’s interest.

(c) Reworking, Recompleting or Plugging Back. An election not to participate in the drilling, Sidetracking or Deepening of a well shall be deemed an election not to participate in any Reworking or Plugging Back operation proposed in such a well, or portion thereof, to which the initial non-consent election applied that is conducted at any time prior to full recovery by the Consenting Parties of the Non-Consenting Party’s recoupment amount.  Similarly, an election not to participate in the Completing or Recompleting of a well shall be deemed an election not to participate in any Reworking operation proposed in such a well, or portion thereof, to which the initial non-consent election applied that is conducted at any time prior to full recovery by the Consenting Parties of the Non-Consenting Party’s recoupment amount.  Any such Reworking, Recompleting or Plugging Back operation conducted during the recoupment period shall be deemed part of the 3cost of operation of said well and there shall be added to the sums to be recouped by the Consenting Parties 300% of that portion of the costs of the Reworking, Recompleting or Plugging Back operation which would have been chargeable to such Non-Consenting Party had it participated therein.  If such a Reworking, Recompleting or Plugging Back operation is proposed during such recoupment period, the provisions of this Article VI.B. shall be applicable as between said Consenting Parties in said well.

(d) Recoupment Matters. During the period of time Consenting Parties are entitled to receive Non-Consenting Party’s share of production, or the proceeds therefrom, Consenting Parties shall be responsible for the payment of all ad valorem, production, severance, excise, gathering and other taxes, and all royalty, overriding royalty and other burdens applicable to Non-Consenting Party’s share of production not excepted by Article III.C.

In the case of any Reworking, Sidetracking, Plugging Back, Recompleting or Deepening operation, the Consenting Parties shall be permitted to use, free of cost, all casing, tubing and other equipment in the well, but the ownership of all such equipment shall remain unchanged; and upon abandonment of a well after such Reworking, Sidetracking, Plugging Back, Recompleting or Deepening, the Consenting Parties shall account for all such equipment to the owners thereof, with each party receiving its proportionate part in kind or in value, less cost of salvage.

Within ninety (90) days after the completion of any operation under this Article, the party conducting the operations for the Consenting Parties shall furnish each Non-Consenting Party with an inventory of the equipment in and connected to the well, and an itemized statement of the cost of drilling, Sidetracking, Deepening, Plugging Back, testing, Completing, Recompleting, and equipping the well for production; or, at its option, the operating party, in lieu of an itemized statement of such costs of operation, may submit a detailed statement of monthly billings.  Each month thereafter, during the time the Consenting Parties are being reimbursed as provided above, the party conducting the operations for the Consenting Parties shall furnish the Non-Consenting Parties with an itemized statement of all costs and liabilities incurred in the operation of the well, together with a statement of the quantity of Oil and Gas produced from it and the amount of proceeds realized from the sale of the well’s working interest production during the preceding month.  In determining the quantity of Oil and Gas produced during any month, Consenting Parties shall use industry accepted methods such as but not limited to metering or periodic well tests.  Any amount realized from the sale or other disposition of equipment newly acquired in connection with any such operation which would have been owned by a Non-Consenting Party had it participated therein shall be credited against the total unreturned costs of the work done and of the equipment purchased in determining when the interest of such Non-Consenting Party shall revert to it as above provided; and if there is a credit balance, it shall be paid to such Non- Consenting Party.

If and when the Consenting Parties recover from a Non-Consenting Party’s relinquished interest the amounts provided for above, the relinquished interests of such Non-Consenting Party shall automatically revert to it as of 7:00 a.m. on the 1st day of the month following the day on which such recoupment occurs, and, from and after such reversion, such Non-Consenting Party shall own the same interest in such well, the material and equipment in or pertaining thereto, and the production therefrom as such Non-Consenting Party would have been entitled to had it participated in the drilling, Sidetracking, Reworking, Deepening, Recompleting or Plugging Back of said well.  Thereafter, such Non-Consenting Party shall be charged with and shall pay its proportionate part of the further costs of the operation of said well in accordance with the terms of this agreement and Exhibit “C” attached hereto.

3. Stand-By Costs: When a well which has been drilled or Deepened has reached its authorized depth and all tests have been completed and the results thereof furnished to the parties, or when operations on the well have been otherwise terminated pursuant to Article VI.F., stand-by costs incurred pending response to a party’s notice proposing a Reworking,

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Sidetracking, Deepening, Recompleting, Plugging Back or Completing operation in such a well (including the period required under Article VI.B.6. to resolve competing proposals) shall be charged and borne as part of the drilling or Deepening operation just completed.  Stand-by costs subsequent to all parties responding, or expiration of the response time permitted, whichever first occurs, and prior to agreement as to the participating interests of all Consenting Parties pursuant to the terms of the second grammatical paragraph of Article VI.B.2. (a), shall be charged to and borne as part of the proposed operation, but if the proposal is subsequently withdrawn because of insufficient participation, such stand-by costs shall be allocated between the Consenting Parties in the proportion each Consenting Party’s interest as shown on Exhibit “A” bears to the total interest as shown on Exhibit “A” of all Consenting Parties.

In the event that notice for a Sidetracking operation is given while the drilling rig to be utilized is on location, any party may request and receive up to five (5) additional days after expiration of the forty-eight hour response period specified in Article VI.B.1. within which to respond by paying for all stand-by costs and other costs incurred during such extended response period; Operator may require such party to pay the estimated stand-by time in advance as a condition to extending the response period.  If more than one party elects to take such additional time to respond to the notice, standby costs shall be allocated between the parties taking additional time to respond on a day-to-day basis in the proportion each electing party’s interest as shown on Exhibit “A” bears to the total interest as shown on Exhibit “A” of all the electing parties.

4. Deepening: If less than all parties elect to participate in a drilling, Sidetracking, or Deepening operation proposed pursuant to Article VI.B.1., the interest relinquished by the Non-Consenting Parties to the Consenting Parties under Article VI.B.2. shall relate only and be limited to the lesser of (i) the total depth actually drilled or (ii) the objective depth or Zone of which the parties were given notice under Article VI.B.1. (“Initial Objective”).  Such well shall not be Deepened beyond the Initial Objective without first complying with this Article to afford the Non-Consenting Parties the opportunity to participate in the Deepening operation.

In the event any Consenting Party desires to drill or Deepen a Non-Consent Well to a depth below the Initial Objective, such party shall give notice thereof, complying with the requirements of Article VI.B.1., to all parties (including Non- Consenting Parties).  Thereupon, Articles VI.B.1. and 2. shall apply and all parties receiving such notice shall have the right to participate or not participate in the Deepening of such well pursuant to said Articles VI.B.1. and 2.  If a Deepening operation is approved pursuant to such provisions, and if any Non-Consenting Party elects to participate in the Deepening operation, such Non-Consenting party shall pay or make reimbursement (as the case may be) of the following costs and expenses.

(a) If the proposal to Deepen is made prior to the Completion of such well as a well capable of producing in paying quantities, such Non-Consenting Party shall pay (or reimburse Consenting Parties for, as the case may be) that share of costs and expenses incurred in connection with the drilling of said well from the surface to the Initial Objective which Non- Consenting Party would have paid had such Non-Consenting Party agreed to participate therein, plus the Non-Consenting Party’s share of the cost of Deepening and of participating in any further operations on the well in accordance with the other provisions of this Agreement; provided, however, all costs for testing and Completion or attempted Completion of the well incurred by Consenting Parties prior to the point of actual operations to Deepen beyond the Initial Objective shall be for the sole account of Consenting Parties.

(b) If the proposal is made for a Non-Consent Well that has been previously Completed as a well capable of producing in paying quantities, but is no longer capable of producing in paying quantities, such Non-Consenting Party shall pay (or reimburse Consenting Parties for, as the case may be) its proportionate share of all costs of drilling, Completing, and equipping said well from the surface to the Initial Objective, calculated in the manner provided in paragraph (a) above, less those costs recouped by the Consenting Parties from the sale of production from the well.  The Non-Consenting Party shall also pay its proportionate share of all costs of re-entering said well.  The Non-Consenting Parties’ proportionate part (based on the percentage of such well Non-Consenting Party would have owned had it previously participated in such Non-Consent Well) of the costs of salvable materials and equipment remaining in the hole and salvable surface equipment used in connection with such well shall be determined in accordance with Exhibit “C.”  If the Consenting Parties have recouped the cost of drilling, Completing, and equipping the well at the time such Deepening operation is conducted, then a Non- Consenting Party may participate in the Deepening of the well with no payment for costs incurred prior to re-entering the well for Deepening

The foregoing shall not imply a right of any Consenting Party to propose any Deepening for a Non-Consent Well prior to the drilling of such well to its Initial Objective without the consent of the other Consenting Parties as provided in Article VI.F.

5. Sidetracking: Any party having the right to participate in a proposed Sidetracking operation that does not own an interest in the affected wellbore at the time of the notice shall, upon electing to participate, tender to the wellbore owners its proportionate share (equal to its interest in the Sidetracking operation) of the value of that portion of the existing wellbore to be utilized as follows:

(a) If the proposal is for Sidetracking an existing dry hole, reimbursement shall be on the basis of the actual costs incurred in the initial drilling of the well down to the depth at which the Sidetracking operation is initiated.

(b) If the proposal is for Sidetracking a well which has previously produced, reimbursement shall be on the basis of such party’s proportionate share of drilling and equipping costs incurred in the initial drilling of the well down to the depth at which the Sidetracking operation is conducted, calculated in the manner described in Article VI.B.4(b) above.  Such party’s proportionate share of the cost of the well’s salvable materials and equipment down to the depth at which the Sidetracking operation is initiated shall be determined in accordance with the provisions of Exhibit “C.”

6. Order of Preference of Operations. Except as otherwise specifically provided in this agreement, if any party desires to propose the conduct of an operation that conflicts with a proposal that has been made by a party under this Article VI, such party shall have fifteen (15) days from delivery of the initial proposal, in the case of a proposal to drill a well or to perform an operation on a well where no drilling rig is on location, or twenty-four (24) hours, exclusive of Saturday, Sunday and legal holidays, from delivery of the initial proposal, if a drilling rig is on location for the well on which such operation is to be conducted, to deliver to all parties entitled to participate in the proposed operation such party’s alternative proposal, such alternate proposal to contain the same information required to be included in the initial proposal.  Each party receiving such proposals shall elect by delivery of notice to Operator within five (5) days after expiration of the proposal period, or within twenty-four (24) hours (exclusive of Saturday, Sunday and legal holidays) if a drilling rig is on location for the well that is the subject of the proposals, to participate in one of the competing proposals.  Any party not electing within the time required shall be deemed not to have voted.  The proposal receiving the vote of parties owning the largest aggregate percentage interest of the parties voting shall have priority over all other competing proposals; in the case of a tie vote, the

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initial proposal shall prevail. Operator shall deliver notice of such result to all parties entitled to participate in the operation within five (5) days after expiration of the election period (or within twenty-four (24) hours, exclusive of Saturday, Sunday and legal holidays, if a drilling rig is on location).  Each party shall then have two (2) days (or twenty-four (24) hours if a rig is on location) from receipt of such notice to elect by delivery of notice to Operator to participate in such operation or to relinquish interest in the affected well pursuant to the provisions of Article VI.B.2.; failure by a party to deliver notice within such period shall be deemed an election not to participate in the prevailing proposal.

7. Conformity to Spacing Pattern. Notwithstanding the provisions of this Article VI.B.2., it is agreed that no wells shall be proposed to be drilled to or Completed in or produced from a Zone from which a well located elsewhere on the Contract Area is producing, unless such well conforms to the then-existing well spacing pattern for such Zone or for which a variance has been granted by the appropriate authority.

8. Paying Wells. No party shall conduct any Reworking, Deepening, Plugging Back, Completion, Recompletion, or Sidetracking operation under this agreement with respect to any well then capable of producing in paying quantities except with the consent of all parties that have not relinquished interests in the well at the time of such operation.

C.  Completion of Wells; Reworking and Plugging Back:

1. Completion: Without the consent of all parties, no well shall be drilled, Deepened or Sidetracked, except any well drilled, Deepened or Sidetracked pursuant to the provisions of Article VI.B.2. of this agreement.  Consent to the drilling, Deepening or Sidetracking shall include:

☒    Option No. 1: All necessary expenditures for the drilling, Deepening or Sidetracking, testing, Completing and equipping of the well, including necessary tankage and/or surface facilities.

2. Rework, Recomplete or Plug Back: No well shall be Reworked, Recompleted or Plugged Back except a well Reworked, Recompleted, or Plugged Back pursuant to the provisions of Article VI.B.2. of this agreement.  Consent to the Reworking, Recompleting or Plugging Back of a well shall include all necessary expenditures in conducting such operations and Completing and equipping of said well, including necessary tankage and/or surface facilities.

D.  Other Operations:

Operator shall not undertake any single project reasonably estimated to require an expenditure in excess of Twenty-five Thousand Dollars ($25,000.00) except in connection with the drilling, Sidetracking, Reworking, Deepening, Completing, Recompleting or Plugging Back of a well that has been previously authorized by or pursuant to this agreement; provided, however, that, in case of explosion, fire, flood or other sudden emergency, whether of the same or different nature, Operator may take such steps and incur such expenses as in its opinion are required to deal with the emergency to safeguard life and property but Operator, as promptly as possible, shall report the emergency to the other parties.  If Operator prepares an AFE for its own use, Operator shall furnish any Non-Operator so requesting an information copy thereof for any single project costing in excess of Twenty-five Thousand Dollars ($25,000.00).  Any party who has not relinquished its interest in a well shall have the right to propose that Operator perform repair work or undertake the installation of artificial lift equipment or ancillary production facilities such as salt water disposal wells or to conduct additional work with respect to a well drilled hereunder or other similar project (but not including the installation of gathering lines or other transportation or marketing facilities, the installation of which shall be governed by separate agreement between the parties) reasonably estimated to require an expenditure in excess of the amount first set forth above in this Article VI.D. (except in connection with an operation required to be proposed under Article VI.B.1., which shall be governed exclusively by that Article).  Operator shall deliver such proposal to all parties entitled to participate therein.  If within thirty (30) days thereof Operator secures the written consent of any party or parties owning at least 50% of the interests of the parties entitled to participate in such operation, each party having the right to participate in such project shall be bound by the terms of such proposal and shall be obligated to pay its proportionate share of the costs of the proposed project as if it had consented to such project pursuant to the terms of the proposal or non-consent its interest subject to the provisions of Article VI.B.2.(b).

E.  Abandonment of Wells:

1.  Abandonment of Dry Holes: Except for any well drilled or Deepened pursuant to Article VI.B.2., any well which has been drilled or Deepened under the terms of this agreement and is proposed to be completed as a dry hole shall not be

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plugged and abandoned without the consent of all parties.  Should Operator, after diligent effort, be unable to contact any party, or should any party fail to reply within forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays) after delivery of notice of the proposal to plug and abandon such well, such party shall be deemed to have consented to the proposed abandonment.  All such wells shall be plugged and abandoned in accordance with applicable regulations and at the cost, risk and expense of the parties who participated in the cost of drilling or Deepening such well.  Any party who objects to plugging and abandoning such well by notice delivered to Operator within forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays) after delivery of notice of the proposed plugging shall take over the well as of the end of such forty-eight (48) hour notice period and conduct further operations in search of Oil and/or Gas subject to the provisions of Article VI.B.; failure of such party to provide proof reasonably satisfactory to Operator of its financial capability to conduct such operations or to take over the well within such period or thereafter to conduct operations on such well or plug and abandon such well shall entitle Operator to retain or take possession of the well and plug and abandon the well.  The party taking over the well shall indemnify Operator (if Operator is an abandoning party) and the other abandoning parties against liability for any further operations conducted on such well except for the costs of plugging and abandoning the well and restoring the surface, for which the abandoning parties shall remain proportionately liable.

2. Abandonment of Wells That Have Produced: Except for any well in which a Non-Consent operation has been conducted hereunder for which the Consenting Parties have not been fully reimbursed as herein provided, any well which has been completed as a producer shall not be plugged and abandoned without the consent of all parties who participated in the cost of drilling the well.  If all parties consent to such abandonment, the well shall be plugged and abandoned in accordance with applicable regulations and at the cost, risk and expense of all the parties hereto.  Failure of a party to reply within thirty (30) days of delivery of notice of proposed abandonment shall be deemed an election to consent to the proposal.  If, within thirty (30) days after delivery of notice of the proposed abandonment of any well, all parties do not agree to the abandonment of such well, those wishing to continue its operation from the Zone then open to production shall be obligated to take over the well as of the expiration of the applicable notice period and shall indemnify Operator (if Operator is an abandoning party) and the other abandoning parties against liability for any further operations on the well conducted by such parties.  Failure of such party or parties to provide proof reasonably satisfactory to Operator of their financial capability to conduct such operations or to take over the well within the required period or thereafter to conduct operations on such well shall entitle operator to retain or take possession of such well and plug and abandon the well.

Parties taking over a well as provided herein shall tender to each of the other parties its proportionate share of the value of the well’s salvable material and equipment, determined in accordance with the provisions of Exhibit “C,” less the estimated cost of salvaging and the estimated cost of plugging and abandoning and restoring the surface; provided, however, that in the event the estimated plugging and abandoning and surface restoration costs and the estimated cost of salvaging are higher than the value of the well’s salvable material and equipment, each of the abandoning parties shall tender to the parties continuing operations their proportionate shares of the estimated excess cost.  Each abandoning party shall assign to the non-abandoning parties, without warranty, express or implied, as to title or as to quantity, or fitness for use of the equipment and material, all of its interest in the wellbore of the well and related equipment, together with its interest in the Leasehold insofar and only insofar as such Leasehold covers the right to obtain production from that wellbore in the Zone then open to production.  If the interest of the abandoning party is or includes and Oil and Gas Interest, such party shall execute and deliver to the non-  abandoning party or parties an oil and gas lease, limited to the wellbore and the Zone then open to production, for a term of one (1) year and so long thereafter as Oil and/or Gas is produced from the Zone covered thereby, such lease to be on the form attached as Exhibit “B.”  The assignments or leases so limited shall encompass the Drilling Unit upon which the well is located.  The payments by, and the assignments or leases to, the assignees shall be in a ratio based upon the relationship of their respective percentage of participation in the Contract Area to the aggregate of the percentages of participation in the Contract Area of all assignees.  There shall be no readjustment of interests in the remaining portions of the Contract Area.

Thereafter, abandoning parties shall have no further responsibility, liability, or interest in the operation of or production from the well in the Zone then open other than the royalties retained in any lease made under the terms of this Article.  Upon request, Operator shall continue to operate the assigned well for the account of the non-abandoning parties at the rates and charges contemplated by this agreement, plus any additional cost and charges which may arise as the result of the separate ownership of the assigned well.  Upon proposed abandonment of the producing Zone assigned or leased, the assignor or lessor shall then have the option to repurchase its prior interest in the well (using the same valuation formula) and participate in further operations therein subject to the provisions hereof.

3. Abandonment of Non-Consent Operations: The provisions of Article VI.E.1. or VI.E.2. above shall be applicable as between Consenting Parties in the event of the proposed abandonment of any well excepted from said Articles; provided, however, no well shall be permanently plugged and abandoned unless and until all parties having the right to conduct further operations therein have been notified of the proposed abandonment and afforded the opportunity to elect to take over the well in accordance with the provisions of this Article VI.E.; and provided further, that Non-Consenting Parties who own an interest in a portion of the well shall pay their proportionate shares of abandonment and surface restoration cost for such well as provided in Article VI.B.2.(b).  Failure of a party to make a written election within thirty (30) days will be deemed an election to consent to the abandonment of the well.

F.  Termination of Operations:

Upon the commencement of an operation for the drilling, Reworking, Sidetracking, Plugging Back, Deepening, testing, Completion or plugging of a well, including but not limited to the Initial Well, such operation shall not be terminated without consent of parties bearing 60% of the costs of such operation; provided, however, that in the event granite or other practically impenetrable substance or condition in the hole is encountered which renders further operations impractical, Operator may discontinue operations and give notice of such condition in the manner provided in Article VI.B.1, and the provisions of Article VI.B. or VI.E. shall thereafter apply to such operation, as appropriate.

G.  Taking Production in Kind:

☒      Option No. 1: Gas Balancing Agreement Attached

Each party shall take in kind or separately dispose of its proportionate share of all Oil and Gas produced from the Contract Area, exclusive of production which may be used in development and producing operations and in preparing and treating Oil and Gas for marketing purposes and production unavoidably lost.  Any extra expenditure incurred in the taking in kind or separate disposition by any party of its proportionate share of the production shall be borne by such party.  Any party taking its share of production in kind shall be required to pay for only its proportionate share of such part of Operator’s surface facilities which it uses.

Each party shall execute such division orders and contracts as may be necessary for the sale of its interest in production from the Contract Area, and, except as provided in Article VII.B., shall be entitled to receive payment

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directly from the purchaser thereof for its share of all production.

If any party fails to make the arrangements necessary to take in kind or separately dispose of its proportionate share of the Oil produced from the Contract Area, Operator shall have the right, subject to the revocation at will by the party owning it, but not the obligation, to purchase such Oil or sell it to others at any time and from time to time, for the account of the non-taking party.  Any such purchase or sale by Operator may be terminated by Operator upon at least ten (10) days written notice to the owner of said production and shall be subject always to the right of the owner of the production upon at least ten (10) days written notice to Operator to exercise at any time its right to take in kind, or separately dispose of, its share of all Oil not previously delivered to a purchaser.  Any purchase or sale by Operator of any other party’s share of Oil shall be only for such reasonable periods of time as are consistent with the minimum needs of the industry under the particular circumstances, but in no event for a period in excess of one (1) year.

Any such sale by Operator shall be in a manner commercially reasonable under the circumstances but Operator shall have no duty to share any existing market or to obtain a price equal to that received under any existing market.  The sale or delivery by Operator of a non-taking party’s share of Oil under the terms of any existing contract of Operator shall not give the non-taking party any interest in or make the non-taking party a party to said contract.  No purchase shall be made by Operator without first giving the non-taking party at least ten (10) days written notice of such intended purchase and the price to be paid or the pricing basis to be used.

All parties shall give timely written notice to Operator of their Gas marketing arrangements for the following month, excluding price, and shall notify Operator immediately in the event of a change in such arrangements.  Operator shall maintain records of all marketing arrangements, and of volumes actually sold or transported, which records shall be made available to Non-Operators upon reasonable request.

In the event one or more parties’ separate disposition of its share of the Gas causes split-stream deliveries to separate pipelines and/or deliveries which on a day-to-day basis for any reason are not exactly equal to a party’s respective proportion-  ate share of total Gas sales to be allocated to it, the balancing or accounting between the parties shall be in accordance with any Gas balancing agreement between the parties hereto, whether such an agreement is attached as Exhibit “E” or is a separate agreement.  Operator shall give notice to all parties of the first sales of Gas from any well under this agreement.

ARTICLE VII.

EXPENDITURES AND LIABILITY OF PARTIES

A.  Liability of Parties:

The liability of the parties shall be several, not joint or collective. Each party shall be responsible only for its obligations, and shall be liable only for its proportionate share of the costs of developing and operating the Contract Area.  Accordingly, the liens granted among the parties in Article VII.B. are given to secure only the debts of each severally, and no party shall have any liability to third parties hereunder to satisfy the default of any other party in the payment of any expense or obligation hereunder.  It is not the intention of the parties to create, nor shall this agreement be construed as creating, a mining or other partnership, joint venture, agency relationship or association, or to render the parties liable as partners, co-venturers, or principals.  In their relations with each other under this agreement, the parties shall not be considered fiduciaries or to have established a confidential relationship but rather shall be free to act on an arm’s-length basis in accordance with their own respective self-interest, subject, however, to the obligation of the parties to act in good faith in their dealings with each other with respect to activities hereunder.

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B.  Liens and Security Interests:

Each party grants to the other parties hereto a lien upon any interest it now owns or hereafter acquires in Oil and Gas Leases and Oil and Gas Interests in the Contract Area, and a security interest and/or purchase money security interest in any interest it now owns or hereafter acquires in the personal property and fixtures on or used or obtained for use in connection therewith, to secure performance of all of its obligations under this agreement including but not limited to payment of expense, interest and fees, the proper disbursement of all monies paid hereunder, the assignment or relinquishment of interest in Oil and Gas Leases as required hereunder, and the proper performance of operations hereunder.  Such lien and security interest granted by each party hereto shall include such party’s leasehold interests, working interests, operating rights, and royalty and overriding royalty interests in the Contract Area now owned or hereafter acquired and in lands pooled or unitized therewith or otherwise becoming subject to this agreement, the Oil and Gas when extracted therefrom and equipment situated thereon or used or obtained for use in connection therewith (including, without limitation, all wells, tools, and tubular goods), and accounts  (including, without limitation, accounts arising from gas imbalances or from the sale of Oil and/or Gas at the wellhead), contract rights, inventory and general intangibles relating thereto or arising therefrom, and all proceeds and products of the foregoing.

To perfect the lien and security agreement provided herein, each party hereto shall execute and acknowledge the recording supplement and/or any financing statement prepared and submitted by any party hereto in conjunction herewith or at any time following execution hereof, and Operator is authorized to file this agreement or the recording supplement executed herewith as a lien or mortgage in the applicable real estate records and as a financing statement with the proper officer under the Uniform Commercial Code in the state in which the Contract Area is situated and such other states as Operator shall deem appropriate to perfect the security interest granted hereunder.  Any party may file the recording supplement executed herewith as a lien or mortgage in the applicable real estate records and/or a financing statement with the proper officer under the Uniform Commercial Code.

Each party represents and warrants to the other parties hereto that the lien and security interest granted by such party to the other parties shall be a first and prior lien, and each party hereby agrees to maintain the priority of said lien and security interest against all persons acquiring an interest in Oil and Gas Leases and Interests covered by this agreement by, through or under such party.  All parties acquiring an interest in Oil and Gas Leases and Oil and Gas Interests covered by this agreement, whether by assignment, merger, mortgage, operation of law, or otherwise, shall be deemed to have taken subject to the lien and security interest granted by this Article VII.B. as to all obligations attributable to such interest hereunder whether or not such obligations arise before or after such interest is acquired.

To the extent that parties have a security interest under the Uniform Commercial Code of the state in which the Contract Area is situated, they shall be entitled to exercise the rights and remedies of a secured party under the Code.  The bringing of a suit and the obtaining of judgment by a party for the secured indebtedness shall not be deemed an election of remedies or otherwise affect the lien rights or security interest as security for the payment thereof.  In addition, upon default by any party in the payment of its share of expenses, interests or fees, or upon the improper use of funds by the Operator, the other parties shall have the right, without prejudice to other rights or remedies, to collect from the purchaser the proceeds from the sale of such defaulting party’s share of Oil and Gas until the amount owed by such party, plus interest as provided in “Exhibit C,” has been received, and shall have the right to offset the amount owed against the proceeds from the sale of such defaulting party’s share of Oil and Gas.  All purchasers of production may rely on a notification of default from the non-defaulting party or parties stating the amount due as a result of the default, and all parties waive any recourse available against purchasers for releasing production proceeds as provided in this paragraph.

If any party fails to pay its share of cost within one hundred twenty (120) days after rendition of a statement therefor by Operator, the non-defaulting parties, including Operator, shall upon request by Operator, pay the unpaid amount in the proportion that the interest of each such party bears to the interest of all such parties.  The amount paid by each party so paying its share of the unpaid amount shall be secured by the liens and security rights described in Article VII.B., and each paying party may independently pursue any remedy available hereunder or otherwise.

If any party does not perform all of its obligations hereunder, and the failure to perform subjects such party to foreclosure or execution proceedings pursuant to the provisions of this agreement, to the extent allowed by governing law, the defaulting party waives any available right of redemption from and after the date of judgment, any required valuation or appraisement of the mortgaged or secured property prior to sale, any available right to stay execution or to require a marshaling of assets and any required bond in the event a receiver is appointed.  In addition, to the extent permitted by applicable law, each party hereby grants to the other parties a power of sale as to any property that is subject to the lien and security rights granted hereunder, such power to be exercised in the manner provided by applicable law or otherwise in a commercially reasonable manner and upon reasonable notice.

Each party agrees that the other parties shall be entitled to utilize the provisions of Oil and Gas lien law or other lien law of any state in which the Contract Area is situated to enforce the obligations of each party hereunder.  Without limiting the generality of the foregoing, to the extent permitted by applicable law, Non-Operators agree that Operator may invoke or utilize the mechanics’ or materialmen’s lien law of the state in which the Contract Area is situated in order to secure the payment to Operator of any sum due hereunder for services performed or materials supplied by Operator.

C.  Advances:

Operator, at its election, shall have the right from time to time to demand and receive from one or more of the other parties payment in advance of their respective shares of the estimated amount of the expense to be incurred in operations hereunder during the next succeeding month, which right may be exercised only by submission to each such party of an itemized statement of such estimated expense, together with an invoice for its share thereof.  Each such statement and invoice for the payment in advance of estimated expense shall be submitted on or before the 20th day of the next preceding month.  Each party shall pay to Operator its proportionate share of such estimate within fifteen (15) days after such estimate and invoice is received.  If any party fails to pay its share of said estimate within said time, the amount due shall bear interest as provided in Exhibit “C” until paid.  Proper adjustment shall be made monthly between advances and actual expense to the end that each party shall bear and pay its proportionate share of actual expenses incurred, and no more.

D.  Defaults and Remedies:

If any party fails to discharge any financial obligation under this agreement, including without limitation the failure to make any advance under the preceding Article VII.C. or any other provision of this agreement, within the period required for such payment hereunder, then in addition to the remedies provided in Article VII.B. or elsewhere in this agreement, the remedies specified below shall be applicable.  For purposes of this Article VII.D., all notices and elections shall be delivered

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only by Operator, except that Operator shall deliver any such notice and election requested by a non-defaulting Non-Operator, and when Operator is the party in default, the applicable notices and elections can be delivered by any Non-Operator.  Election of any one or more of the following remedies shall not preclude the subsequent use of any other remedy specified below or otherwise available to a non-defaulting party.

1. Suspension of Rights: Any party may deliver to the party in default a Notice of Default, which shall specify the default, specify the action to be taken to cure the default, and specify that failure to take such action will result in the exercise of one or more of the remedies provided in this Article.  If the default is not cured within thirty (30) days of the delivery of such Notice of Default, all of the rights of the defaulting party granted by this agreement may upon notice be suspended until the default is cured, without prejudice to the right of the non-defaulting party or parties to continue to enforce the obligations of the defaulting party previously accrued or thereafter accruing under this agreement.  If Operator is the party in default, the Non-Operators shall have in addition the right, by vote of Non-Operators owning a majority in interest in the Contract Area after excluding the voting interest of Operator, to appoint a new Operator effective immediately.  The rights of a defaulting party that may be suspended hereunder at the election of the non-defaulting parties shall include, without limitation, the right to receive information as to any operation conducted hereunder during the period of such default, the right to elect to participate in an operation proposed under Article VI.B. of this agreement, the right to participate in an operation being conducted under this agreement even if the party has previously elected to participate in such operation, and the right to receive proceeds of production from any well subject to this agreement.

2. Suit for Damages: Non-defaulting parties or Operator for the benefit of non-defaulting parties may sue (at joint account expense) to collect the amounts in default, plus interest accruing on the amounts recovered from the date of default until the date of collection at the rate specified in Exhibit “C” attached hereto.  Nothing herein shall prevent any party from suing any defaulting party to collect consequential damages accruing to such party as a result of the default.

3. Deemed Non-Consent: The non-defaulting party (if Operator is the defaulting party) or Operator for the benefit of the non-defaulting parties may deliver a written Notice of Non-Consent Election to the defaulting party at any time after the expiration of the thirty-day cure period following delivery of the Notice of Default, in which event if the billing is for the drilling a new well or the Plugging Back, Sidetracking, Reworking or Deepening of a well which is to be or has been plugged as a dry hole, or for the Completion or Recompletion of any well, the defaulting party will be conclusively deemed to have elected not to participate in the operation and to be a Non-Consenting Party with respect thereto under Article VI.B. or VI.C., as the case may be, to the extent of the costs unpaid by such party, notwithstanding any election to participate theretofore made.  If election is made to proceed under this provision, then the non-defaulting parties may not elect to sue for the unpaid amount pursuant to Article VII.D.2.

Until the delivery of such Notice of Non-Consent Election to the defaulting party, such party shall have the right to cure its default by paying its unpaid share of costs plus interest at the rate set forth in Exhibit “C,” provided, however, such payment shall not prejudice the rights of the non-defaulting parties to pursue remedies for damages incurred by the non-  defaulting parties as a result of the default.  Any interest relinquished pursuant to this Article VII.D.3. shall be offered to the non-defaulting parties in proportion to their interests, and the non-defaulting parties electing to participate in the ownership of such interest shall be required to contribute their shares of the defaulted amount upon their election to participate therein.

4. Advance Payment: If a default is not cured within thirty (30) days of the delivery of a Notice of Default, Operator, or Non-Operators if Operator is the defaulting party, may thereafter require advance payment from the defaulting party of such defaulting party’s anticipated share of any item of expense for which Operator, or Non-Operators, as the case may be, would be entitled to reimbursement under any provision of this agreement, whether or not such expense was the subject of the previous default.  Such right includes, but is not limited to, the right to require advance payment for the estimated costs of drilling a well or Completion of a well as to which an election to participate in drilling or Completion has been made.  If the defaulting party fails to pay the required advance payment, the non-defaulting parties may pursue any of the remedies provided in the Article VII.D. or any other default remedy provided elsewhere in this agreement.  Any excess of funds advanced remaining when the operation is completed and all costs have been paid shall be promptly returned to the advancing party.

5. Costs and Attorneys’ Fees: In the event any party is required to bring legal proceedings to enforce any financial obligation of a party hereunder, the prevailing party in such action shall be entitled to recover all court costs, costs of collection, and a reasonable attorney’s fee, which the lien provided for herein shall also secure.

E.  Rentals, Shut-in Well Payments and Minimum Royalties:

Rentals, shut-in well payments and minimum royalties which may be required under the terms of any lease shall be paid by the party or parties who subjected such lease to this agreement at its or their expense.  In the event two or more parties own and have contributed interests in the same lease to this agreement, such parties may designate one of such parties to make said payments for and on behalf of all such parties.  Any party may request, and shall be entitled to receive, proper evidence of all such payments.  In the event of failure to make proper payment of any rental, shut-in well payment or minimum royalty through mistake or oversight where such payment is required to continue the lease in force, any loss which results from such non-payment shall be borne in accordance with the provisions of Article IV.B.2.

Operator shall notify Non-Operators of the anticipated completion of a shut-in well, or the shutting in or return to production of a producing well, at least five (5) days (excluding Saturday, Sunday, and legal holidays) prior to taking such action, or at the earliest opportunity permitted by circumstances, but assumes no liability for failure to do so.  In the event of failure by Operator to so notify Non-Operators, the loss of any lease contributed hereto by Non-Operators for failure to make timely payments of any shut-in well payment shall be borne jointly by the parties hereto under the provisions of Article IV.B.3.

F.  Taxes:

Beginning with the first calendar year after the effective date hereof, Operator shall render for ad valorem taxation all property subject to this agreement which by law should be rendered for such taxes, and it shall pay all such taxes assessed thereon before they become delinquent.  Prior to the rendition date, each Non-Operator shall furnish Operator information as to burdens (to include, but not be limited to, royalties, overriding royalties and production payments) on Leases and Oil and Gas Interests contributed by such Non-Operator.  If the assessed valuation of any Lease is reduced by reason of its being subject to outstanding excess royalties, overriding royalties or production payments, the reduction in ad valorem taxes resulting therefrom shall inure to the benefit of the owner or owners of such Lease, and Operator shall adjust the charge to such owner or owners so as to reflect the benefit of such reduction.  If the ad valorem taxes are based in whole or in part upon separate valuations of each party’s working interest, then notwithstanding anything to the contrary herein, charges to the joint account shall be made and paid by the parties hereto in accordance with the tax value generated by each party’s working interest.  Operator shall bill the other parties for their proportionate shares of all tax payments in the manner provided in Exhibit “C.”  Provided, however, if at any time any party takes its share of production in kind, or separately disposes of it, such party shall pay or cause to be paid any and all taxes as to such production.

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If Operator considers any tax assessment improper, Operator may, at its discretion, protest within the time and manner prescribed by law, and prosecute the protest to a final determination, unless all parties agree to abandon the protest prior to final determination.  During the pendency of administrative or judicial proceedings, Operator may elect to pay, under protest, all such taxes and any interest and penalty.  When any such protested assessment shall have been finally determined, Operator shall pay the tax for the joint account, together with any interest and penalty accrued, and the total cost shall then be assessed against the parties, and be paid by them, as provided in Exhibit “C.”

Each party shall pay or cause to be paid all production, severance, excise, gathering and other taxes imposed upon or with respect to the production or handling of such party’s share of Oil and Gas produced under the terms of this agreement.

ARTICLE VIII.

ACQUISITION, MAINTENANCE OR TRANSFER OF INTEREST

A.  Surrender of Leases:

The Leases covered by this agreement, insofar as they embrace acreage in the Contract Area, shall not be surrendered in whole or in part unless all parties consent thereto.

However, should any party desire to surrender its interest in any Lease or in any portion thereof, such party shall give written notice of the proposed surrender to all parties, and the parties to whom such notice is delivered shall have thirty (30) days after delivery of the notice within which to notify the party proposing the surrender whether they elect to consent thereto.  Failure of a party to whom such notice is delivered to reply within said 30-day period shall constitute a consent to the surrender of the Leases described in the notice.  If all parties do not agree or consent thereto, the party desiring to surrender shall assign, without express or implied warranty of title, all of its interest in such Lease, or portion thereof, and any well, material and equipment which may be located thereon and any rights in production thereafter secured, to the parties not consenting to such surrender.  If the interest of the assigning party is or includes an Oil and Gas Interest, the assigning party shall execute and deliver to the party or parties not consenting to such surrender an oil and gas lease covering such Oil and Gas Interest for a term of one (1) year and so long thereafter as Oil and/or Gas is produced from the land covered thereby, such lease to be negotiated.  Upon such assignment or lease, the assigning party shall be relieved from all obligations thereafter accruing, but not theretofore accrued, with respect to the interest assigned or leased and the operation of any well attributable thereto, and the assigning party shall have no further interest in the assigned or leased premises and its equipment and production other than the royalties retained in any lease made under the terms of this Article.  The party assignee or lessee shall pay to the party assignor or lessor the reasonable salvage value of the latter’s interest in any well’s salvable materials and equipment attributable to the assigned or leased acreage.  The value of all salvable materials and equipment shall be determined in accordance with the provisions of Exhibit “C,” less the estimated cost of salvaging and the estimated cost of plugging and abandoning and restoring the surface.  If such value is less than such costs, then the party assignor or lessor shall pay to the party assignee or lessee the amount of such deficit.  If the assignment or lease is in favor of more than one party, the interest shall be shared by such parties in the proportions that the interest of each bears to the total interest of all such parties.  If the interest of the parties to whom the assignment is to be made varies according to depth, then the interest assigned shall similarly reflect such variances.

Any assignment, lease or surrender made under this provision shall not reduce or change the assignor’s, lessor’s or surrendering party’s interest as it was immediately before the assignment, lease or surrender in the balance of the Contract Area; and the acreage assigned, leased or surrendered, and subsequent operations thereon, shall not thereafter be subject to the terms and provisions of this agreement but shall be deemed subject to an Operating Agreement in the form of this agreement.

B. Renewal or Extension of Leases:

If any party secures a renewal or replacement of an Oil and Gas Lease or Interest subject to this agreement, then all other parties shall be notified promptly upon such acquisition or, in the case of a replacement Lease taken before expiration of an existing Lease, promptly upon expiration of the existing Lease.  The parties notified shall have the right for a period of thirty (30) days following delivery of such notice in which to elect to participate in the ownership of the renewal or replacement Lease, insofar as such Lease affects lands within the Contract Area, by paying to the party who acquired it their proportionate shares of the acquisition cost allocated to that part of such Lease within the Contract Area, which shall be in proportion to the interest held at that time by the parties in the Contract Area.  Each party who participates in the purchase of a renewal or replacement Lease shall be given an assignment of its proportionate interest therein by the acquiring party.

If some, but less than all, of the parties elect to participate in the purchase of a renewal or replacement Lease, it shall be owned by the parties who elect to participate therein, in a ratio based upon the relationship of their respective percentage of participation in the Contract Area to the aggregate of the percentages of participation in the Contract Area of all parties participating in the purchase of such renewal or replacement Lease.  The acquisition of a renewal or replacement Lease by any or all of the parties hereto shall not cause a readjustment of the interests of the parties stated in Exhibit “A,” but any renewal or replacement Lease in which less than all parties elect to participate shall not be subject to this agreement but shall be deemed subject to a separate Operating Agreement in the form of this agreement.

If the interests of the parties in the Contract Area vary according to depth, then their right to participate proportionately in renewal or replacement Leases and their right to receive an assignment of interest shall also reflect such depth variances.

The provisions of this Article shall apply to renewal or replacement Leases whether they are for the entire interest covered by the expiring Lease or cover only a portion of its area or an interest therein.  Any renewal or replacement Lease taken before the expiration of its predecessor Lease, or taken or contracted for or becoming effective within six (6) months after the expiration of the existing Lease, shall be subject to this provision so long as this agreement is in effect at the time of such acquisition or at the time the renewal or replacement Lease becomes effective; but any Lease taken or contracted for more than six (6) months after the expiration of an existing Lease shall not be deemed a renewal or replacement Lease and shall not be subject to the provisions of this agreement.

The provisions in this Article shall also be applicable to extensions of Oil and Gas Leases.

C.  Acreage or Cash Contributions:

                                                While this agreement is in force, if any party contracts for a contribution of cash towards the drilling of a well or any other operation on the Contract Area, such contribution shall be paid to the party who conducted the drilling or other operation and shall be applied by it against the cost of such drilling or other operation.  If the contribution be in the form of acreage, the party to whom the contribution is made shall promptly tender an assignment of the acreage, without warranty of title, to the Drilling Parties in the proportions said Drilling Parties shared the cost of drilling the well. Such acreage shall become a separate Contract Area and, to the extent possible, be governed by provisions identical to this agreement.  Each party shall promptly notify all other parties of any acreage or cash contributions it may obtain in support of any well or any other operation on the Contract Area.  The above provisions shall also be applicable to optional rights to earn acreage outside the Contract Area which are in support of well drilled inside Contract Area.

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If any party contracts for any consideration relating to disposition of such party’s share of substances produced hereunder,

such consideration shall not be deemed a contribution as contemplated in this Article VIII.C.

D.  Assignment; Maintenance of Uniform Interest:

Every sale, encumbrance, transfer or other disposition made by any party shall be made expressly subject to this agreement and shall be made without prejudice to the right of the other parties, and any transferee of an ownership interest in any Oil and Gas Lease or Interest shall be deemed a party to this agreement as to the interest conveyed from and after the effective date of the transfer of ownership; provided, however, that the other parties shall not be required to recognize any such sale, encumbrance, transfer or other disposition for any purpose hereunder until thirty (30) days after they have received a copy of the recorded instrument of transfer or other satisfactory evidence thereof in writing from the transferor or transferee.  No assignment or other disposition of interest by a party shall relieve such party of obligations previously incurred by such party hereunder with respect to the interest transferred, including without limitation the obligation of a party to pay all costs attributable to an operation conducted hereunder in which such party has agreed to participate prior to making such assignment, and the lien and security interest granted by Article VII.B. shall continue to burden the interest transferred to secure payment of any such obligations.

If, at any time the interest of any party is divided among and owned by four or more co-owners, Operator, at its discretion, may require such co-owners to appoint a single trustee or agent with full authority to receive notices, approve expenditures, receive billings for and approve and pay such party’s share of the joint expenses, and to deal generally with, and with power to bind, the co-owners of such party’s interest within the scope of the operations embraced in this agreement; however, all such co-  owners shall have the right to enter into and execute all contracts or agreements for the disposition of their respective shares of the Oil and Gas produced from the Contract Area and they shall have the right to receive, separately, payment of the sale proceeds thereof.

E. Waiver of Rights to Partition:

If permitted by the laws of the state or states in which the property covered hereby is located, each party hereto owning an undivided interest in the Contract Area waives any and all rights it may have to partition and have set aside to it in severalty its undivided interest therein.

ARTICLE IX.

INTERNAL REVENUE CODE ELECTION

If, for federal income tax purposes, this agreement and the operations hereunder are regarded as a partnership, and if the parties have not otherwise agreed to form a tax partnership pursuant to Exhibit “G” or other agreement between them, each party thereby affected elects to be excluded from the application of all of the provisions of Subchapter “K,” Chapter 1, Subtitle  “A,” of the Internal Revenue Code of 1986, as amended (“Code”), as permitted and authorized by Section 761 of the Code and the regulations promulgated thereunder.  Operator is authorized and directed to execute on behalf of each party hereby affected such evidence of this election as may be required by the Secretary of the Treasury of the United States or the Federal Internal Revenue Service, including specifically, but not by way of limitation, all of the returns, statements, and the data required by Treasury Regulation §1.761.  Should there be any requirement that each party hereby affected give further evidence of this election, each such party shall execute such documents and furnish such other evidence as may be required by the Federal Internal Revenue Service or as may be necessary to evidence this election.  No such party shall give any notices or take any other action inconsistent with the election made hereby.  If any present or future income tax laws of the state or states in which the Contract Area is located or any future income tax laws of the United States contain provisions similar to those in Subchapter “K,” Chapter  1, Subtitle “A,” of the Code, under which an election similar to that provided by Section 761 of the Code is permitted, each party hereby affected shall make such election as may be permitted or required by such laws.  In making the foregoing election, each such party states that the income derived by such party from operations hereunder can be adequately determined without the computation of partnership taxable income.

ARTICLE X.

CLAIMS AND LAWSUITS

Operator may settle any single uninsured third party damage claim or suit arising from operations hereunder if the expenditure does not exceed Twenty-five Thousand Dollars ($25,000.00) and if the payment is in complete settlement of such claim or suit.  If the amount required for settlement exceeds the above amount, the parties hereto shall assume and take over the further handling of the claim or suit, unless such authority is delegated to Operator.  All costs and expenses of handling settling, or otherwise discharging such claim or suit shall be a the joint expense of the parties participating in the operation from which the claim or suit arises.  If a claim is made against any party or if any party is sued on account of any matter arising from operations hereunder over which such individual has no control because of the rights given Operator by this agreement, such party shall immediately notify all other parties, and the claim or suit shall be treated as any other claim or suit involving operations hereunder.

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ARTICLE XI.

FORCE MAJEURE

If any party is rendered unable, wholly or in part, by force majeure to carry out its obligations under this agreement, other than the obligation to indemnify or make money payments or furnish security, that party shall give to all other parties prompt written notice of the force majeure with reasonably full particulars concerning it; thereupon, the obligations of the party giving the notice, so far as they are affected by the force majeure, shall be suspended during, but no longer than, the continuance of the force majeure.  The term “force majeure,” as here employed, shall mean an act of God, strike, lockout, or other industrial disturbance, act of the public enemy, war, blockade, public riot, lightening, fire, storm, flood or other act of nature, explosion, governmental action, governmental delay, restraint or inaction, unavailability of equipment, and any other cause, whether of the kind specifically enumerated above or otherwise, which is not reasonably within the control of the party claiming suspension.

The affected party shall use all reasonable diligence to remove the force majeure situation as quickly as practicable. The requirement that any force majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes, lockouts, or other labor difficulty by the party involved, contrary to its wishes; how all such difficulties shall be handled shall be entirely within the discretion of the party concerned.

ARTICLE XII.

NOTICES

All notices authorized or required between the parties by any of the provisions of this agreement, unless otherwise specifically provided, shall be in writing and delivered in person or by United States mail, courier service, telegram, telex, telecopier or any other form of facsimile, postage or charges prepaid, and addressed to such parties at the addresses listed on Exhibit “A.”  All telephone or oral notices permitted by this agreement shall be confirmed immediately thereafter by written notice.  The originating notice given under any provision hereof shall be deemed delivered only when received by the party to whom such notice is directed, and the time for such party to deliver any notice in response thereto shall run from the date the originating notice is received.  “Receipt” for purposes of this agreement with respect to written notice delivered hereunder shall be actual delivery of the notice to the address of the party to be notified specified in accordance with this agreement, or to the telecopy, facsimile or telex machine of such party.  The second or any responsive notice shall be deemed delivered when deposited in the United States mail or at the office of the courier or telegraph service, or upon transmittal by telex, telecopy or facsimile, or when personally delivered to the party to be notified, provided, that when response is required within 24 or  48 hours, such response shall be given orally or by telephone, telex, telecopy or other facsimile within such period. Each party shall have the right to change its address at any time, and from time to time, by giving written notice thereof to all other parties.  If a party is not available to receive notice orally or by telephone when a party attempts to deliver a notice required to be delivered within 24 or 48 hours, the notice may be delivered in writing by any other method specified herein and shall be deemed delivered in the same manner provided above for any responsive notice.

ARTICLE XIII.

TERM OF AGREEMENT

This agreement shall remain in full force and effect as to the Oil and Gas Leases and/or Oil and Gas Interests subject hereto for the period of time selected below; provided, however, no party hereto shall ever be construed as having any right, title or interest in or to any Lease or Oil and Gas Interest contributed by any other party beyond the term of this agreement.

☒            Option No. 1: So long as any of the Oil and Gas Leases subject to this agreement remain or are continued in force as to any part of the Contract Area, whether by production, extension, renewal or otherwise.

The termination of this agreement shall not relieve any party hereto from any expense, liability or other obligation or any remedy therefor which has accrued or attached prior to the date of such termination.

Upon termination of this agreement and the satisfaction of all obligations hereunder, in the event a memorandum of this Operating Agreement has been filed of record, Operator is authorized to file of record in all necessary recording offices a notice of termination, and each party hereto agrees to execute such a notice of termination as to Operator’s interest, upon request of Operator, if Operator has satisfied all its financial obligations.

ARTICLE XIV.

COMPLIANCE WITH LAWS AND REGULATIONS

A.  Laws, Regulations and Orders:

This agreement shall be subject to the applicable laws of the state in which the Contract Area is located, to the valid rules, regulations, and orders of any duly constituted regulatory body of said state; and to all other applicable federal, state, and local laws, ordinances, rules, regulations and orders.

B.  Governing Law:

This agreement and all matters pertaining hereto, including but not limited to matters of performance, non-performance, breach, remedies, procedures, rights, duties, and interpretation or construction, shall be governed and determined by the law of the state of Colorado.

C.  Regulatory Agencies:

Nothing herein contained shall grant, or be construed to grant, Operator the right or authority to waive or release any rights, privileges, or obligations which Non-Operators may have under federal or state laws or under rules, regulations or

16

orders promulgated under such laws in reference to oil, gas and mineral operations, including the location, operation, or production of wells, on tracts offsetting or adjacent to the Contract Area.

With respect to the operations hereunder, Non-Operators agree to release Operator from any and all losses, damages, injuries, claims and causes of action arising out of, incident to or resulting directly or indirectly from Operator’s interpretation or application of rules, rulings, regulations or orders of the Department of Energy or Federal Energy Regulatory Commission or predecessor or successor agencies to the extent such interpretation or application was made in good faith and does not constitute gross negligence. Each Non-Operator further agrees to reimburse Operator for such Non-Operator’s share of production or any refund, fine, levy or other governmental sanction that Operator may be required to pay as a result of such an incorrect interpretation or application, together with interest and penalties thereon owing by Operator as a result of such incorrect interpretation or application.

ARTICLE XV.

MISCELLANEOUS

A.  Execution:

This agreement shall be binding upon each Non-Operator when this agreement or a counterpart thereof has been executed by such Non-Operator and Operator notwithstanding that this agreement is not then or thereafter executed by all of the parties to which it is tendered or which are listed on Exhibit “A” as owning an interest in the Contract Area or which own, in fact, an interest in the Contract Area.  Operator may, however, by written notice to all Non-Operators who have become bound by this agreement as aforesaid, given at any time prior to the actual spud date of the Initial Well but in no event later than five days prior to the date specified in Article VI.A. for commencement of the Initial Well, terminate this agreement if Operator in its sole discretion determines that there is insufficient participation to justify commencement of drilling operations.  In the event of such a termination by Operator, all further obligations of the parties hereunder shall cease as of such termination.  In the event any Non-Operator has advanced or prepaid any share of drilling or other costs hereunder, all sums so advanced shall be returned to such Non-Operator without interest.  In the event Operator proceeds with drilling operations for the Initial Well without the execution hereof by all persons listed on Exhibit “A” as having a current working interest in such well, Operator shall indemnify Non-Operators with respect to all costs incurred for the Initial Well which would have been charged to such person under this agreement if such person had executed the same and Operator shall receive all revenues which would have been received by such person under this agreement if such person had executed the same.

B. Successors and Assigns:

This agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, devisees, legal representatives, successors and assigns, and the terms hereof shall be deemed to run with the Leases or Interests included within the Contract Area.

C. Counterparts:

This instrument may be executed in any number of counterparts, each of which shall be considered an original for all purposes.

D.  Severability:

For the purposes of assuming or rejecting this agreement as an executory contract pursuant to federal bankruptcy laws, this agreement shall not be severable, but rather must be assumed or rejected in its entirety, and the failure of any party to this agreement to comply with all of its financial obligations provided herein shall be a material default.

ARTICLE XVI.

OTHER PROVISIONS

See Additional Provisions attached hereto and by reference made a part hereof.

17

IN WITNESS WHEREOF, this agreement shall be effective as of the          day of                                           , 2006.

ATTEST OR WITNESS:		OPERATOR

Noble Energy, Inc.

	By	/s/ David W. Siple

David W. Siple
Type or print name

		Title	Attorney-In-Fact for GWW

Date

Tax ID or S.S. No.

By

Type or print name

Title

Date

Tax ID or S.S. No.

NON-OPERATORS

Teton DJ LLC,
By Teton Energy Corporation, Manager

	By	/s/ Patrick A. Quinn

Patrick A. Quinn
Type or print name

		Title	Chief Financial Officer

Date

Tax ID or S.S. No.

By

Type or print name

Title

Date

Tax ID or S.S. No.

By

Type or print name

Title

Date

Tax ID or S.S. No.

18

ACKNOWLEDGMENTS

Note: The following forms of acknowledgment are the short forms approved by the Uniform Law on Notarial Acts.

The validity and effect of these forms in any state will depend upon the statutes of that state.

Individual acknowledgment:

State of	)

) ss.

County of	)

This instrument was acknowledged before me on

by

(Seal, if any)

Title (and Rank)

My commission expires:

Acknowledgment in representative capacity:

State of	Colorado	)

) ss.

County of	Denver	)

This instrument was acknowledged before me on

		by	David W. Siple	as

Attorney-In-Fact of Noble Energy, Inc., a Delaware corporation

(Seal, if any)

		Title (and Rank)	Notary Public

		My commission expires:		February 9, 2009

State of	Colorado	)

) ss.

County of	Denver	)

This instrument was acknowledged before me on

		by	Patrick A. Quinn	as

President of Teton DJ LLC, a Colorado Limited Liability Company

(Seal, if any)

		Title (and Rank)	Notary Public

My commission expires:

19

A.A.P.L. FORM 610 - 1989

MODEL FORM OPERATING AGREEMENT

OPERATING AGREEMENT

DATED

January 27	,	2006	,
year

OPERATOR	Noble Energy, Inc.

CONTRACT AREA	East Big Springs Complex

(See legal description below)

COUNTIES OF	Sedgwick	STATE OF	Colorado

COUNTIES OF	Keith, Duell and Perkins	, STATE OF	Nebraska

Township 15 North, Range 40 West, 6th P.M. - ALL
Township 15 North, Range 41 West, 6th P.M. - ALL
Township 14 North, Range 40 West, 6th P.M. - ALL
Township 14 North, Range 41 West, 6th P.M. - ALL
Township 13 North, Range 40 West, 6th P.M. - ALL
Township 13 North, Range 41 West, 6th P.M. - ALL
Township 12 North, Range 40 West, 6th P.M. - Sections 1-21, 28-33
Township 12 North, Range 41 West, 6th P.M. - ALL
Township 12 North, Range 42 West, 6th P.M. - (Duell Co., NE) Sections 1-3,10-15,22-24
Township 12 North, Range 42 West, 6th P.M. - (Sedgwick Co., CO) Sections 19,20,29-32 (ALL)
Township 12 North, Range 43 West, 6th P.M. - (Sedgwick Co., CO) Sections 23-26,35,36
Township 11 North, Range 41 West, 6th P.M. - ALL
Township 11 North, Range 42 West, 6th P.M. - (Sedgwick Co., CO) Sections 5-8,17-20,29-32(ALL)
Township 11 North, Range 43 West, 6th P.M. - (Sedgwick Co., CO) Sections 1,2,11-14,23-26,35,36
Township 10 North, Range 42 West, 6th P.M. - (Sedgwick Co., CO) Sections 5,6
Township 10 North, Range 43 West, 6th P.M. - (Sedgwick Co., CO) Sections 1,2

COPYRIGHT 1989 – ALL RIGHTS RESERVED
AMERICAN ASSOCIATION OF PETROLEUM
LANDMEN, 4100 FOSSIL CREEK BLVD.
FORT WORTH, TEXAS, 76137, APPROVED FORM.

A.A.P.L. NO. 610 – 1989

i

	D. ASSIGNMENT; MAINTENANCE OF UNIFORM INTEREST:	15
	E. WAIVER OF RIGHTS TO PARTITION:	15
IX.	INTERNAL REVENUE CODE ELECTION	15
X.	CLAIMS AND LAWSUITS	15
XI.	FORCE MAJEURE	16
XII.	NOTICES	16
XIII.	TERM OF AGREEMENT	16
XIV.	COMPLIANCE WITH LAWS AND REGULATIONS	16
	A. LAWS, REGULATIONS AND ORDERS:	16
	B. GOVERNING LAW:	16
	C. REGULATORY AGENCIES:	16
XV.	MISCELLANEOUS	17
	A. EXECUTION:	17
	B. SUCCESSORS AND ASSIGNS:	17
	C. COUNTERPARTS:	17
	D. SEVERABILITY	17
XVI.	OTHER PROVISIONS	17

ii

OPERATING AGREEMENT

THIS AGREEMENT, entered into by and between Noble Energy, Inc., hereinafter designated and referred to as “Operator,” and the signatory party or parties other than Operator, sometimes hereinafter referred to individually as “Non-Operator,” and collectively as “Non-Operators.”

WITNESSETH:

WHEREAS, the parties to this agreement are owners of Oil and Gas Leases and/or Oil and Gas Interests in the land identified in Exhibit “A,” and the parties hereto have reached an agreement to explore and develop these Leases and/or Oil and Gas Interests for the production of Oil and Gas to the extent and as hereinafter provided,

NOW, THEREFORE, it is agreed as follows:

ARTICLE I.

DEFINITIONS

As used in this agreement, the following words and terms shall have the meanings here ascribed to them:

A.  The term “AFE” shall mean an Authority for Expenditure prepared by a party to this agreement for the purpose of estimating the costs to be incurred in conducting an operation hereunder.

B.  The term “Completion” or “Complete” shall mean a single operation intended to complete a well as a producer of Oil and Gas in one or more Zones, including, but not limited to, the setting of production casing, perforating, well stimulation and production testing conducted in such operation.

C.  The term “Contract Area” shall mean all of the lands, Oil and Gas Leases and/or Oil and Gas Interests intended to be developed and operated for Oil and Gas purposes under this agreement.  Such lands, Oil and Gas Leases and Oil and Gas Interests are described in Exhibit “A.”

D.  The term “Deepen” shall mean a single operation whereby a well is drilled to an objective Zone below the deepest Zone from which the well is or was producing the Deepest lesser.

E.  The terms “Drilling Party” and “Consenting Party” shall mean a party who agrees to join in and pay its share of the cost of any operation conducted under the provisions of this agreement.

F.  The term “Drilling Unit” shall mean the area fixed for the drilling of one well by order or rule of any state or federal body having authority.  If a Drilling Unit is not fixed by any such rule or order, a Drilling Unit shall be the drilling unit as established by the pattern of drilling in the Contract Area unless fixed by express agreement of the Drilling Parties.

G.  The term “Drillsite” shall mean the Oil and Gas Lease or Oil and Gas Interest on which a proposed well is to be located.

I.  The term “Non-Consent Well” shall mean a well in which less than all parties have conducted an operation as provided in Article VI.B.2.

J.  The terms “Non-Drilling Party” and “Non-Consenting Party” shall mean a party who elects not to participate in a proposed operation.

K.  The term “Oil and Gas” shall mean oil, gas, casinghead gas, gas condensate, and/or all other liquid or gaseous hydrocarbons and other marketable substances produced therewith, unless an intent to limit the inclusiveness of this term is specifically stated.

L.  The term “Oil and Gas Interests” or “Interests” shall mean unleased fee and mineral interests in Oil and Gas in tracts of land lying within the Contract Area which are owned by parties to this agreement.

M.  The terms “Oil and Gas Lease,” “Lease” and “Leasehold” shall mean the oil and gas leases or interests therein covering tracts of land lying within the Contract Area which are owned by the parties to this agreement.

N.  The term “Plug Back” shall mean a single operation whereby a deeper Zone is abandoned in order to attempt a Completion in a shallower Zone.

O.  The term “Recompletion” or “Recomplete” shall mean an operation whereby a Completion is attempted in another Zone within the existing wellbore, whether or not one zone is abandoned at such time.

P.  The term “Rework” shall mean an operation conducted in the wellbore of a well after it is Completed to secure, restore, or improve production in a Zone which is currently open to production in the wellbore.  Such operations include, but are not limited to, well stimulation operations including refracturing of a zone but exclude any routine repair or maintenance work or drilling, Sidetracking, Deepening, Completing, Recompleting, or Plugging Back of a well.

Q.  The term “Sidetrack” shall mean the directional control and intentional deviation of a well from vertical so as to change the bottom hole location unless done to straighten the hole or drill around junk in the hole to overcome other mechanical difficulties.

R.  The term “Zone” shall mean a stratum of earth containing or thought to contain a common accumulation of Oil and Gas separately producible from any other common accumulation of Oil and Gas.

Unless the context otherwise clearly indicates, words used in the singular include the plural, the word “person” includes natural and artificial persons, the plural includes the singular, and any gender includes the masculine, feminine, and neuter.

ARTICLE II.

EXHIBITS

The following exhibits, as indicated below and attached hereto, are incorporated in and made a part hereof:

X     A.            Exhibit “A,” shall include the following information:

(1) Description of lands subject to this agreement,

(2) Restrictions, if any, as to depths, formations, or substances,

(3) Parties to agreement with addresses and telephone numbers for notice purposes,

(4) Percentages or fractional interests of parties to this agreement,

(5) Oil and Gas Leases and/or Oil and Gas Interests subject to this agreement,

(6) Burdens on production.

X     C.            Exhibit “C,” Accounting Procedure.

X     D.            Exhibit “D,” Insurance.

X     E.             Exhibit “E,” Gas Balancing Agreement.

X     G.            Exhibit “G,” Tax Partnership.

X     H.            Other:  Recording Supplement and Financing Statement/Settlement Agreement

1

If any provision of any exhibit, except Exhibits “E,” “F” and “G,” is inconsistent with any provision contained in the body of this agreement, the provisions in the body of this agreement shall prevail.

ARTICLE III.

INTERESTS OF PARTIES

B.  Interests of Parties in Costs and Production:

Unless changed by other provisions, all costs and liabilities incurred in operations under this agreement shall be borne and paid, and all equipment and materials acquired in operations on the Contract Area shall be owned, by the parties as their interests are set forth in Exhibit “A.”  In the same manner, the parties shall also own all production of Oil and Gas from the Contract Area subject, however, to the payment of royalties and other burdens on production as described hereafter.

Regardless of which party has contributed any Oil and Gas Lease or Oil and Gas Interest on which royalty or other burdens may be payable and except as otherwise expressly provided in this agreement, each party shall pay or deliver, or cause to be paid or delivered, all burdens on its share of the production from the Contract Area up to, but not in excess of, 19% except for the “Low NRI Leases” as defined in the Acreage Earning Agreement between Teton Energy Corporation and Noble Energy, Inc. and shall indemnify, defend and hold the other parties free from any liability therefor. Except as otherwise expressly provided in this agreement, if any party has contributed hereto any Lease or Interest which is burdened with any royalty, overriding royalty, production payment or other burden on production in excess of the amounts stipulated above, such party so burdened shall assume and alone bear all such excess obligations and shall indemnify, defend and hold the other parties hereto harmless from any and all claims attributable to such excess burden.  However, so long as the Drilling Unit for the productive Zone(s) is identical with the Contract Area, each party shall pay or deliver, or cause to be paid or delivered, all burdens on production from the Contract Area due under the terms of the Oil and Gas Lease(s) which such party has contributed to this agreement, and shall indemnify, defend and hold the other parties free from any liability therefor.

No party shall ever be responsible, on a price basis higher than the price received by such party, to any other party’s lessor or royalty owner, and if such other party’s lessor or royalty owner should demand and receive settlement on a higher price basis, the party contributing the affected Lease shall bear the additional royalty burden attributable to such higher price.

Nothing contained in this Article III.B. shall be deemed an assignment or cross-assignment of interests covered hereby, and in the event two or more parties contribute to this agreement jointly owned Leases, the parties’ undivided interests in said Leaseholds shall be deemed separate leasehold interests for the purposes of this agreement.

C.  Subsequently Created Interests:

If any party has contributed hereto a Lease or Interest that is burdened with an assignment of production given as security for the payment of money, or if, after the date of this agreement, any party creates an overriding royalty, production payment, net profits interest, assignment of production or other burden payable out of production attributable to its working interest hereunder, such burden shall be deemed a “Subsequently Created Interest.”  Further, if any party has contributed hereto a Lease or Interest burdened with an overriding royalty, production payment, net profits interests, or other burden payable out of production created prior to the date of this agreement, and such burden is not shown on Exhibit “A,” such burden also shall be deemed a Subsequently Created Interest to the extent such burden causes the burdens on such party’s Lease or Interest to exceed the amount stipulated in Article III.B. above

The party whose interest is burdened with the Subsequently Created Interest (the “Burdened Party”) shall assume and alone bear, pay and discharge the Subsequently Created Interest and shall indemnify, defend and hold harmless the other parties from and against any liability therefor.  Further, if the Burdened Party fails to pay, when due, its share of expenses chargeable hereunder, all provisions of Article VII.B. shall be enforceable against the Subsequently Created Interest in the same manner as they are enforceable against the working interest of the Burdened Party.  If the Burdened Party is required under this agreement to assign or relinquish to any other party, or parties, all or a portion of its working interest and/or the production attributable thereto, said other party, or parties, shall receive said assignment and/or production free and clear of said Subsequently Created Interest, and the Burdened Party shall indemnify, defend and hold harmless said other party, or parties, from any and all claims and demands for payment asserted by owners of the Subsequently Created Interest.

ARTICLE IV.

TITLES

A.  Title Examination:

Title examination shall be made on the Drilling Unit of any proposed well prior to commencement of drilling operations.  The opinion will include the ownership of the working interest, minerals, royalty, overriding royalty and production payments under the applicable Leases.  Each party contributing Leases and/or Oil and Gas Interests to be included in the Drillsite or Drilling Unit, if appropriate, shall furnish to Operator all abstracts (including federal lease status reports), title opinions, title papers and curative material in its possession free of charge.  All such information not in the possession of or made available to Operator by the parties, but necessary for the examination of the title, shall be obtained by Operator.  Operator shall cause title to be examined by attorneys on its staff or by outside attorneys.  Copies of all title opinions shall be furnished to each Drilling Party.  Costs incurred by Operator in procuring abstracts, fees paid outside attorneys and other land professionals for title examination (including preliminary, supplemental, shut-in royalty opinions and division order title opinions and curative work) and other direct charges as provided in Exhibit “C” shall be borne by the Drilling Parties in the proportion that the interest of each Drilling Party bears to the total interest of all Drilling Parties as such interests appear in Exhibit “A.”  Operator shall make no charge for services rendered by its staff attorneys or other personnel in the performance of the above functions.

Each party shall be responsible for securing curative matter and pooling amendments or agreements required in connection with Leases or Oil and Gas Interests contributed by such party. Unless otherwise agreed Operator shall be responsible for the preparation and recording of pooling designations or declarations and communitization agreements as well as the conduct of hearings before governmental agencies for the securing of spacing or pooling orders or any other orders necessary or appropriate to the conduct of operations hereunder.  This shall not prevent any party from appearing on its own behalf at such hearings. Costs incurred by Operator, including fees paid to outside attorneys, and other outside professionals which are associated with hearings before governmental agencies, and which costs are necessary and proper for the activities contemplated under this agreement, shall be direct charges to the joint account and shall not be covered by the administrative overhead charges as provided in Exhibit “C.”

2

Operator shall make no charge for services rendered by its staff attorneys or other personnel in the performance of the above functions.

No well shall be drilled on the Contract Area until after (1) the title to the Drillsite or Drilling Unit, if appropriate, has been examined as above provided, and (2) the title has been approved by the examining attorney or title has been accepted by all of the Drilling Parties in such well.

B. Loss or Failure of Title:

3. Other Losses: All losses of Leases or Interests committed to this agreement shall be joint losses and shall be borne by all parties in proportion to their interests shown on Exhibit “A.”  This shall include but not be limited to the loss of any Lease or Interest through failure to develop or because express or implied covenants have not been performed (other than performance which requires only the payment of money), and the loss of any Lease by expiration at the end of its primary term if it is not renewed or extended.  There shall be no readjustment of interests in the remaining portion of the Contract Area on account of any joint loss.

4. Curing Title: In the event of a Failure of Title under Article IV.B.1. or a loss of title under Article IV.B.2. above, any Lease or Interest acquired by any party hereto (other than the party whose interest has failed or was lost) during the ninety (90) day period provided by Article IV.B.1. and Article IV.B.2. above covering all or a portion of the interest that has failed or was lost shall be offered at cost to the party whose interest has failed or was lost, and the provisions of Article VIII.B. shall not apply to such acquisition.

3

ARTICLE V.

OPERATOR

A.  Designation and Responsibilities of Operator:

Noble Energy, Inc. shall be the Operator of the Contract Area, and shall conduct and direct and have full control of all operations on the Contract Area as permitted and required by, and within the limits of this agreement.  In its performance of services hereunder for the Non-Operators, Operator shall be an independent contractor not subject to the control or direction of the Non-Operators except as to the type of operation to be undertaken in accordance with the election procedures contained in this agreement.  Operator shall not be deemed, or hold itself out as, the agent of the Non-Operators with authority to bind them to any obligation or liability assumed or incurred by Operator as to any third party.  Operator shall conduct its activities under this agreement as a reasonable prudent operator, in a good and workmanlike manner, with due diligence and dispatch, in accordance with good oilfield practice, and in compliance with applicable law and regulation, but in no event shall it have any liability as Operator to the other parties for losses sustained or liabilities incurred except such as may result from gross negligence or willful misconduct.

B. Resignation or Removal of Operator and Selection of Successor:

1. Resignation or Removal of Operator: Operator may resign at any time by giving written notice thereof to Non-Operators. If Operator terminates its legal existence, no longer owns an interest hereunder in the Contract Area, or is no longer capable of serving as Operator, Operator shall be deemed to have resigned without any action by Non-Operators, except the selection of a successor.  Operator may be removed only for good cause by the affirmative vote of Non-Operators owning a majority interest based on ownership as shown on Exhibit “A” remaining after excluding the voting interest of Operator; such vote shall not be deemed effective until a written notice has been delivered to the Operator by a Non-Operator detailing the alleged default and Operator has failed to cure the default within thirty (30) days from its receipt of the notice or, if the default concerns an operation then being conducted, within forty-eight (48) hours of its receipt of the notice.  For purposes hereof, “good cause” shall mean not only gross negligence or willful misconduct but also the material breach of or inability to meet the standards of operation contained in Article V.A. or material failure or inability to perform its obligations under this agreement.

Subject to Article VII.D.1., such resignation or removal shall not become effective until 7:00 o’clock A.M. on the first day of the calendar month following the expiration of ninety (90) days after the giving of notice of resignation by Operator or action by the Non-Operators to remove Operator, unless a successor Operator has been selected and assumes the duties of Operator at an earlier date. Operator, after effective date of resignation or removal, shall be bound by the terms hereof as a Non-Operator.  A change of a corporate name or structure of Operator or transfer of Operator’s interest to any single subsidiary, parent or successor corporation shall not be the basis for removal of Operator.

2.  Selection of Successor Operator: Upon the resignation or removal of Operator under any provision of this agreement, a successor Operator shall be selected by the parties.  The successor Operator shall be selected from the parties owning an interest in the Contract Area at the time such successor Operator is selected.  The successor Operator shall be selected by the affirmative vote of two (2) or more parties owning a majority interest based on ownership as shown on Exhibit “A”; provided, however, if an Operator which has been removed or is deemed to have resigned fails to vote or votes only to succeed itself, the successor Operator shall be selected by the affirmative vote of the party or parties owning a majority interest based on ownership as shown on Exhibit “A” remaining after excluding the voting interest of the Operator that was removed or resigned.  The former Operator shall within thirty (30) days after selection of a successor Operator deliver to the successor Operator all records and data relating to the operations conducted by the former Operator to the extent such records and data are not already in the possession of the successor operator.  Any cost of obtaining or copying the former Operator’s records and data shall be charged to the joint account.

3.  Effect of Bankruptcy: If Operator becomes insolvent, bankrupt or is placed in receivership, it shall be deemed to have resigned without any action by Non-Operators, except the selection of a successor.  If a petition for relief under the federal bankruptcy laws is filed by or against Operator, and the removal of Operator is prevented by the federal bankruptcy court, all Non-Operators and Operator shall comprise an interim operating committee to serve until Operator has elected to reject or assume this agreement pursuant to the Bankruptcy Code, and an election to reject this agreement by Operator as a debtor in possession, or by a trustee in bankruptcy, shall be deemed a resignation as Operator without any action by Non-Operators, except the selection of a successor.  During the period of time the operating committee controls operations, all actions shall require the approval of two (2) or more parties owning a majority interest based on ownership as shown on Exhibit “A.”  In the event there are only two (2) parties to this agreement, during the period of time the operating committee controls operations, a third party acceptable to Operator, Non-Operator and the federal bankruptcy court shall be selected as a member of the operating committee, and all actions shall require the approval of two (2) members of the operating committee without regard for their interest in the Contract Area based on Exhibit “A.”

C.  Employees and Contractors:

The number of employees or contractors used by Operator in conducting operations hereunder, their selection, and the hours of labor and the compensation for services performed shall be determined by Operator, and all such employees or contractors shall be the employees or contractors of Operator.

D.  Rights and Duties of Operator:

1. Competitive Rates and Use of Affiliates: All wells drilled on the Contract Area shall be drilled on a competitive contract basis at the usual rates prevailing in the area.  If it so desires, Operator may employ its own tools and equipment in the drilling and all other operations contemplated hereby, including completion, production, recompletion, reworking and deepening of wells, but its charges therefor shall not exceed the prevailing rates in the area and such work shall be performed by Operator under the same terms and conditions as are customary and usual in the area in contracts of independent contractors who are doing work of a similar nature.  All work performed or materials supplied by affiliates or related parties of Operator shall be performed or supplied at competitive rates, pursuant to written agreement, and in accordance with customs and standards prevailing in the industry.

2. Discharge of Joint Account Obligations: Except as herein otherwise specifically provided, Operator shall promptly pay and discharge expenses incurred in the development and operation of the Contract Area pursuant to this agreement and shall charge each of the parties hereto with their respective proportionate shares upon the expense basis provided in Exhibit “C.” Operator shall keep an accurate record of the joint account hereunder, showing expenses incurred and charges and credits made and received.

3. Protection from Liens: Operator shall pay, or cause to be paid, as and when they become due and payable, all accounts of contractors and suppliers and wages and salaries for services rendered or performed, and for materials supplied on, to or in respect of the Contract Area or any operations for the joint account thereof, and shall keep the Contract Area free from

4

liens and encumbrances resulting therefrom except for those resulting from a bona fide dispute as to services rendered or materials supplied.

4. Custody of Funds: Operator shall hold for the account of the Non-Operators any funds of the Non-Operators advanced or paid to the Operator, either for the conduct of operations hereunder or as a result of the sale of production from the Contract Area, and such funds shall remain the funds of the Non-Operators on whose account they are advanced or paid until used for their intended purpose or otherwise delivered to the Non-Operators or applied toward the payment of debts as provided in Article VII.B.  Nothing in this paragraph shall be construed to establish a fiduciary relationship between Operator and Non-Operators for any purpose other than to account for Non-Operator funds as herein specifically provided.  Nothing in this paragraph shall require the maintenance by Operator of separate accounts for the funds of Non-Operators unless the parties otherwise specifically agree.

5. Access to Contract Area and Records: Operator shall, except as otherwise provided herein, permit each Non-Operator or its duly authorized representative, at the Non-Operator’s sole risk and cost, full and free access at all reasonable times to all operations of every kind and character being conducted for the joint account on the Contract Area and to the records of operations conducted thereon or production therefrom, including Operator’s books and records relating thereto.  Such access rights shall not be exercised in a manner interfering with Operator’s conduct of an operation hereunder and shall not obligate Operator to furnish any geologic or geophysical data of an interpretive nature unless the cost of preparation of such interpretive data was charged to the joint account.  Operator will furnish to each Non-Operator upon request copies of any and all reports and information obtained by Operator in connection with production and related items, including, without limitation, meter and chart reports, production purchaser statements, run tickets and monthly gauge reports, but excluding purchase contracts and pricing information to the extent not applicable to the production of the Non-Operator seeking the information.  Any audit of Operator’s records relating to amounts expended and the appropriateness of such expenditures shall be conducted in accordance with the audit protocol specified in Exhibit “C.”

6. Filing and Furnishing Governmental Reports: Operator will file, and upon written request promptly furnish copies to each requesting Non-Operator not in default of its payment obligations, all operational notices, reports or applications required to be filed by local, State, Federal or Indian agencies or authorities having jurisdiction over operations hereunder. Each Non-Operator shall provide to Operator on a timely basis all information necessary to Operator to make such filings.

7. Drilling and Testing Operations: The following provisions shall apply to each well drilled hereunder, including but not limited to the Initial Well:

(a) Operator will promptly advise Non-Operators of the date on which the well is spudded, or the date on which drilling operations are commenced.

(b) Operator will send to Non-Operators such reports, test results and notices regarding the progress of operations on the well as the Non-Operators shall reasonably request, including, but not limited to, daily drilling reports, completion reports, and well logs.

(c) Operator shall adequately test all Zones encountered which may reasonably be expected to be capable of producing Oil and Gas in paying quantities as a result of examination of the electric log or any other logs or cores or tests conducted hereunder.

8. Cost Estimates: Upon request of any Consenting Party, Operator shall furnish estimates of current and cumulative costs incurred for the joint account at reasonable intervals during the conduct of any operation pursuant to this agreement. Operator shall not be held liable for errors in such estimates so long as the estimates are made in good faith.

9. Insurance: At all times while operations are conducted hereunder, Operator shall comply with the workers compensation law of the state where the operations are being conducted; provided, however, that Operator may be a self- insurer for liability under said compensation laws in which event the only charge that shall be made to the joint account shall be as provided in Exhibit “C.”  Operator shall also carry or provide insurance for the benefit of the joint account of the parties as outlined in Exhibit “D” attached hereto and made a part hereof.  Operator shall require all contractors engaged in work on or for the Contract Area to comply with the workers compensation law of the state where the operations are being conducted and to maintain such other insurance as Operator may require.

In the event automobile liability insurance is specified in said Exhibit “D,” or subsequently receives the approval of the parties, no direct charge shall be made by Operator for premiums paid for such insurance for Operator’s automotive equipment.

ARTICLE VI.

DRILLING AND DEVELOPMENT

A.  Initial Well:

There shall be no Initial Well in the Contract Area.  In lieu of the Initial Well, the parties have agreed to drill 10 wells pursuant to the terms of the Acreage Earning Agreement.

Subsequent operations shall be deemed to be the Wells or other operations conducted after drilling all of the Earning Wells pursuant to the terms of the Acreage Earning Agreement.

B.  Subsequent Operations:

1.  Proposed Operations: If any party hereto should desire to drill any well on the Contract Area other than the Initial Well or if any party should desire to Rework, Sidetrack, Deepen, Recomplete or Plug Back a well in which such party has not otherwise relinquished its interest in the proposed objective Zone under this agreement, the party desiring to drill, Rework, Sidetrack, Deepen, Recomplete or Plug Back such a well shall give written notice of the proposed operation to the parties who have not otherwise relinquished their interest in such objective Zone

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under this agreement and to all other parties in the case of a proposal for Sidetracking or Deepening, specifying the work to be performed, the location, proposed depth, objective Zone and the estimated cost of the operation.  The parties to whom such a notice is delivered shall have thirty (30) days after receipt of the notice within which to notify the party proposing to do the work whether they elect to participate in the cost of the proposed operation.  If a drilling rig is on location, notice of a proposal to Rework, Sidetrack, Recomplete, Plug Back or Deepen may be given by telephone and the response period shall be limited to forty- eight (48) hours, exclusive of Saturday, Sunday and legal holidays.  Failure of a party to whom such notice is delivered to reply within the period above fixed shall constitute an election by that party not to participate in the cost of the proposed operation. Any proposal by a party to conduct an operation conflicting with the operation initially proposed shall be delivered to all parties within the time and in the manner provided in Article VI.B.6.

If all parties to whom such notice is delivered elect to participate in such a proposed operation, the parties shall be contractually committed to participate therein provided such operations are commenced within the time period hereafter set forth, and Operator shall, no later than ninety (90) days after expiration of the notice period of thirty (30) days (or as promptly as practicable after the expiration of the forty-eight (48) hour period when a drilling rig is on location, as the case may be), actually commence the proposed operation and thereafter complete it with due diligence at the risk and expense of the parties participating therein; provided, however, said commencement date may be extended upon written notice of same by Operator to the other parties, for a period of up to thirty (30) additional days if, in the sole opinion of Operator, such additional time is reasonably necessary to obtain permits from governmental authorities, surface rights (including rights-of- way) or appropriate drilling equipment, or to complete title examination or curative matter required for title approval or acceptance.  If the actual operation has not been commenced within the time provided (including any extension thereof as specifically permitted herein or in the force majeure provisions of Article XI) and if any party hereto still desires to conduct said operation, written notice proposing same must be resubmitted to the other parties in accordance herewith as if no prior proposal had been made.

2.  Operations by Less Than All Parties: See also Article XVI.G.

(a) Determination of Participation.  If any party to whom such notice is delivered as provided in Article VI.B.1. elects not to participate in the proposed operation, then, in order to be entitled to the benefits of this Article, the party or parties giving the notice and such other parties as shall elect to participate in the operation shall, no later than ninety (90) days after the expiration of the notice period of thirty (30) days (or as promptly as practicable after the expiration of the forty-eight (48) hour period when a drilling rig is on location, as the case may be) actually commence the proposed operation and complete it with due diligence.  Operator shall perform all work for the account of the Consenting Parties; provided, however, if no drilling rig or other equipment is on location, and if Operator is a Non-Consenting Party, the Consenting Parties shall either: (i) request Operator to perform the work required by such proposed operation for the account of the Consenting Parties, or (ii) designate one of the Consenting Parties as Operator to perform such work.  The rights and duties granted to and imposed upon the Operator under this agreement are granted to and imposed upon the party designated as Operator for an operation in which the original Operator is a Non-Consenting Party.  Consenting Parties, when conducting operations on the Contract Area pursuant to this Article VI.B.2., shall comply with all terms and conditions of this agreement.

If less than all parties approve any proposed operation, the proposing party, immediately after the expiration of the applicable notice period, shall advise all Parties of the total interest of the parties approving such operation and its recommendation as to whether the Consenting Parties should proceed with the operation as proposed.  Each Consenting Party, within forty-eight (48) hours (exclusive of Saturday, Sunday, and legal holidays) after delivery of such notice, shall advise the proposing party of its desire to (i) limit participation to such party’s interest as shown on Exhibit “A” or (ii) carry only its proportionate part (determined by dividing such party’s interest in the Contract Area by the interests of all Consenting Parties in the Contract Area) of Non-Consenting Parties’ interests, or (iii) carry its proportionate part (determined as provided in (ii)) of Non-Consenting Parties’ interests together with all or a portion of its proportionate part of any Non-Consenting Parties’ interests that any Consenting Party did not elect to take.  Any interest of Non-Consenting Parties that is not carried by a Consenting Party shall be deemed to be carried by the party proposing the operation if such party does not withdraw its proposal.  Failure to advise the proposing party within the time required shall be deemed an election under (i). In the event a drilling rig is on location, notice may be given by telephone, and the time permitted for such a response shall not exceed a total of forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays).  The proposing party, at its election, may withdraw such proposal if there is less than 100% participation and shall notify all parties of such decision within ten (10) days, or within twenty-four (24) hours if a drilling rig is on location, following expiration of the applicable response period. If 100% subscription to the proposed operation is obtained, the proposing party shall promptly notify the Consenting Parties of their proportionate interests in the operation and the party serving as Operator shall commence such operation within the period provided in Article VI.B.1., subject to the same extension right as provided therein.

(b) Relinquishment of Interest for Non-Participation. The entire cost and risk of conducting such operations shall be borne by the Consenting Parties in the proportions they have elected to bear same under the terms of the preceding paragraph.  Consenting Parties shall keep the leasehold estates involved in such operations free and clear of all liens and encumbrances of every kind created by or arising from the operations of the Consenting Parties.  If such an operation results in a dry hole, then subject to Articles VI.B.6. and VI.E.3., the Consenting Parties shall plug and abandon the well and restore the surface location at their sole cost, risk and expense; provided, however, that those Non-Consenting Parties that participated in the drilling, Deepening or Sidetracking of the well shall remain liable for, and shall pay, their proportionate shares of the cost of plugging and abandoning the well and restoring the surface location insofar only as those costs were not increased by the subsequent operations of the Consenting Parties.  If any well drilled, Reworked, Sidetracked, Deepened, Recompleted or Plugged Back under the provisions of this Article results in a well capable of producing Oil and/or Gas in paying quantities, the Consenting Parties shall Complete and equip the well to produce at their sole cost and risk, and the well shall then be turned over to Operator (if the Operator did not conduct the operation) and shall be operated by it at the expense and for the account of the Consenting Parties.  Upon commencement of operations for the drilling, Reworking, Sidetracking, Recompleting, Deepening or Plugging Back of any such well by Consenting Parties in accordance with the provisions of this Article, each Non-Consenting Party shall be deemed to have relinquished to Consenting Parties, and the Consenting Parties shall own and be entitled to receive, in proportion to their respective interests, all of such Non- Consenting Party’s interest in the well and share of production therefrom or, in the case of a Reworking, Sidetracking,

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Deepening, Recompleting or Plugging Back, all of such Non-Consenting Party’s interest in the production obtained from the operation in which the Non-Consenting Party did not elect to participate.  Such relinquishment shall be effective until the proceeds of the sale of such share, calculated at the well, or market value thereof if such share is not sold (after deducting applicable ad valorem, production, severance, and excise taxes, royalty, overriding royalty and other interests not excepted by Article III.C. payable out of or measured by the production from such well accruing with respect to such interest until it reverts), shall equal the total of the following:

(i) 100% of each such Non-Consenting Party’s share of the cost of any newly acquired surface equipment beyond the wellhead connections (including but not limited to stock tanks, separators, treaters, pumping equipment and piping), plus 100% of each such Non-Consenting Party’s share of the cost of operation of the well commencing with first production and continuing until each such Non-Consenting Party’s relinquished interest shall revert to it under other provisions of this Article, it being agreed that each Non-Consenting Party’s share of such costs and equipment will be that interest which would have been chargeable to such Non-Consenting Party had it participated in the well from the beginning of the operations; and

(ii) 300% of (a) that portion of the costs and expenses of drilling, Reworking, Sidetracking, Deepening, Plugging Back, testing, Completing, and Recompleting, after deducting any cash contributions received under Article VIII.C., and of (b) that portion of the cost of newly acquired equipment in the well (to and including the wellhead connections), which would have been chargeable to such Non-Consenting Party if it had participated therein.

Notwithstanding anything to the contrary in this Article VI.B., if the well does not reach the deepest objective Zone described in the notice proposing the well for reasons other than the encountering of granite or practically impenetrable substance or other condition in the hole rendering further operations impracticable, Operator shall give notice thereof to each Non-Consenting Party who submitted or voted for an alternative proposal under Article VI.B.6. to drill the well to a shallower Zone than the deepest objective Zone proposed in the notice under which the well was drilled, and each such Non- Consenting Party shall have the option to participate in the initial proposed Completion of the well by paying its share of the cost of drilling the well to its actual depth, calculated in the manner provided in Article VI.B.4. (a).  If any such Non- Consenting Party does not elect to participate in the first Completion proposed for such well, the relinquishment provisions of this Article VI.B.2. (b) shall apply to such party’s interest.

(c) Reworking, Recompleting or Plugging Back. An election not to participate in the drilling, Sidetracking or Deepening of a well shall be deemed an election not to participate in any Reworking or Plugging Back operation proposed in such a well, or portion thereof, to which the initial non-consent election applied that is conducted at any time prior to full recovery by the Consenting Parties of the Non-Consenting Party’s recoupment amount.  Similarly, an election not to participate in the Completing or Recompleting of a well shall be deemed an election not to participate in any Reworking operation proposed in such a well, or portion thereof, to which the initial non-consent election applied that is conducted at any time prior to full recovery by the Consenting Parties of the Non-Consenting Party’s recoupment amount.  Any such Reworking, Recompleting or Plugging Back operation conducted during the recoupment period shall be deemed part of the 3cost of operation of said well and there shall be added to the sums to be recouped by the Consenting Parties 300% of that portion of the costs of the Reworking, Recompleting or Plugging Back operation which would have been chargeable to such Non-Consenting Party had it participated therein.  If such a Reworking, Recompleting or Plugging Back operation is proposed during such recoupment period, the provisions of this Article VI.B. shall be applicable as between said Consenting Parties in said well.

(d) Recoupment Matters. During the period of time Consenting Parties are entitled to receive Non-Consenting Party’s share of production, or the proceeds therefrom, Consenting Parties shall be responsible for the payment of all ad valorem, production, severance, excise, gathering and other taxes, and all royalty, overriding royalty and other burdens applicable to Non-Consenting Party’s share of production not excepted by Article III.C.

In the case of any Reworking, Sidetracking, Plugging Back, Recompleting or Deepening operation, the Consenting Parties shall be permitted to use, free of cost, all casing, tubing and other equipment in the well, but the ownership of all such equipment shall remain unchanged; and upon abandonment of a well after such Reworking, Sidetracking, Plugging Back, Recompleting or Deepening, the Consenting Parties shall account for all such equipment to the owners thereof, with each party receiving its proportionate part in kind or in value, less cost of salvage.

Within ninety (90) days after the completion of any operation under this Article, the party conducting the operations for the Consenting Parties shall furnish each Non-Consenting Party with an inventory of the equipment in and connected to the well, and an itemized statement of the cost of drilling, Sidetracking, Deepening, Plugging Back, testing, Completing, Recompleting, and equipping the well for production; or, at its option, the operating party, in lieu of an itemized statement of such costs of operation, may submit a detailed statement of monthly billings.  Each month thereafter, during the time the Consenting Parties are being reimbursed as provided above, the party conducting the operations for the Consenting Parties shall furnish the Non-Consenting Parties with an itemized statement of all costs and liabilities incurred in the operation of the well, together with a statement of the quantity of Oil and Gas produced from it and the amount of proceeds realized from the sale of the well’s working interest production during the preceding month.  In determining the quantity of Oil and Gas produced during any month, Consenting Parties shall use industry accepted methods such as but not limited to metering or periodic well tests.  Any amount realized from the sale or other disposition of equipment newly acquired in connection with any such operation which would have been owned by a Non-Consenting Party had it participated therein shall be credited against the total unreturned costs of the work done and of the equipment purchased in determining when the interest of such Non-Consenting Party shall revert to it as above provided; and if there is a credit balance, it shall be paid to such Non- Consenting Party.

If and when the Consenting Parties recover from a Non-Consenting Party’s relinquished interest the amounts provided for above, the relinquished interests of such Non-Consenting Party shall automatically revert to it as of 7:00 a.m. on the 1st day of the month following the day on which such recoupment occurs, and, from and after such reversion, such Non-Consenting Party shall own the same interest in such well, the material and equipment in or pertaining thereto, and the production therefrom as such Non-Consenting Party would have been entitled to had it participated in the drilling, Sidetracking, Reworking, Deepening, Recompleting or Plugging Back of said well.  Thereafter, such Non-Consenting Party shall be charged with and shall pay its proportionate part of the further costs of the operation of said well in accordance with the terms of this agreement and Exhibit “C” attached hereto.

3. Stand-By Costs: When a well which has been drilled or Deepened has reached its authorized depth and all tests have been completed and the results thereof furnished to the parties, or when operations on the well have been otherwise terminated pursuant to Article VI.F., stand-by costs incurred pending response to a party’s notice proposing a Reworking,

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Sidetracking, Deepening, Recompleting, Plugging Back or Completing operation in such a well (including the period required under Article VI.B.6. to resolve competing proposals) shall be charged and borne as part of the drilling or Deepening operation just completed.  Stand-by costs subsequent to all parties responding, or expiration of the response time permitted, whichever first occurs, and prior to agreement as to the participating interests of all Consenting Parties pursuant to the terms of the second grammatical paragraph of Article VI.B.2. (a), shall be charged to and borne as part of the proposed operation, but if the proposal is subsequently withdrawn because of insufficient participation, such stand-by costs shall be allocated between the Consenting Parties in the proportion each Consenting Party’s interest as shown on Exhibit “A” bears to the total interest as shown on Exhibit “A” of all Consenting Parties.

In the event that notice for a Sidetracking operation is given while the drilling rig to be utilized is on location, any party may request and receive up to five (5) additional days after expiration of the forty-eight hour response period specified in Article VI.B.1. within which to respond by paying for all stand-by costs and other costs incurred during such extended response period; Operator may require such party to pay the estimated stand-by time in advance as a condition to extending the response period.  If more than one party elects to take such additional time to respond to the notice, standby costs shall be allocated between the parties taking additional time to respond on a day-to-day basis in the proportion each electing party’s interest as shown on Exhibit “A” bears to the total interest as shown on Exhibit “A” of all the electing parties.

4. Deepening: If less than all parties elect to participate in a drilling, Sidetracking, or Deepening operation proposed pursuant to Article VI.B.1., the interest relinquished by the Non-Consenting Parties to the Consenting Parties under Article VI.B.2. shall relate only and be limited to the lesser of (i) the total depth actually drilled or (ii) the objective depth or Zone of which the parties were given notice under Article VI.B.1. (“Initial Objective”).  Such well shall not be Deepened beyond the Initial Objective without first complying with this Article to afford the Non-Consenting Parties the opportunity to participate in the Deepening operation.

In the event any Consenting Party desires to drill or Deepen a Non-Consent Well to a depth below the Initial Objective, such party shall give notice thereof, complying with the requirements of Article VI.B.1., to all parties (including Non- Consenting Parties).  Thereupon, Articles VI.B.1. and 2. shall apply and all parties receiving such notice shall have the right to participate or not participate in the Deepening of such well pursuant to said Articles VI.B.1. and 2.  If a Deepening operation is approved pursuant to such provisions, and if any Non-Consenting Party elects to participate in the Deepening operation, such Non-Consenting party shall pay or make reimbursement (as the case may be) of the following costs and expenses.

(a) If the proposal to Deepen is made prior to the Completion of such well as a well capable of producing in paying quantities, such Non-Consenting Party shall pay (or reimburse Consenting Parties for, as the case may be) that share of costs and expenses incurred in connection with the drilling of said well from the surface to the Initial Objective which Non- Consenting Party would have paid had such Non-Consenting Party agreed to participate therein, plus the Non-Consenting Party’s share of the cost of Deepening and of participating in any further operations on the well in accordance with the other provisions of this Agreement; provided, however, all costs for testing and Completion or attempted Completion of the well incurred by Consenting Parties prior to the point of actual operations to Deepen beyond the Initial Objective shall be for the sole account of Consenting Parties.

(b) If the proposal is made for a Non-Consent Well that has been previously Completed as a well capable of producing in paying quantities, but is no longer capable of producing in paying quantities, such Non-Consenting Party shall pay (or reimburse Consenting Parties for, as the case may be) its proportionate share of all costs of drilling, Completing, and equipping said well from the surface to the Initial Objective, calculated in the manner provided in paragraph (a) above, less those costs recouped by the Consenting Parties from the sale of production from the well.  The Non-Consenting Party shall also pay its proportionate share of all costs of re-entering said well.  The Non-Consenting Parties’ proportionate part (based on the percentage of such well Non-Consenting Party would have owned had it previously participated in such Non-Consent Well) of the costs of salvable materials and equipment remaining in the hole and salvable surface equipment used in connection with such well shall be determined in accordance with Exhibit “C.”  If the Consenting Parties have recouped the cost of drilling, Completing, and equipping the well at the time such Deepening operation is conducted, then a Non- Consenting Party may participate in the Deepening of the well with no payment for costs incurred prior to re-entering the well for Deepening

The foregoing shall not imply a right of any Consenting Party to propose any Deepening for a Non-Consent Well prior to the drilling of such well to its Initial Objective without the consent of the other Consenting Parties as provided in Article VI.F.

5. Sidetracking: Any party having the right to participate in a proposed Sidetracking operation that does not own an interest in the affected wellbore at the time of the notice shall, upon electing to participate, tender to the wellbore owners its proportionate share (equal to its interest in the Sidetracking operation) of the value of that portion of the existing wellbore to be utilized as follows:

(a) If the proposal is for Sidetracking an existing dry hole, reimbursement shall be on the basis of the actual costs incurred in the initial drilling of the well down to the depth at which the Sidetracking operation is initiated.

(b) If the proposal is for Sidetracking a well which has previously produced, reimbursement shall be on the basis of such party’s proportionate share of drilling and equipping costs incurred in the initial drilling of the well down to the depth at which the Sidetracking operation is conducted, calculated in the manner described in Article VI.B.4(b) above.  Such party’s proportionate share of the cost of the well’s salvable materials and equipment down to the depth at which the Sidetracking operation is initiated shall be determined in accordance with the provisions of Exhibit “C.”

6. Order of Preference of Operations. Except as otherwise specifically provided in this agreement, if any party desires to propose the conduct of an operation that conflicts with a proposal that has been made by a party under this Article VI, such party shall have fifteen (15) days from delivery of the initial proposal, in the case of a proposal to drill a well or to perform an operation on a well where no drilling rig is on location, or twenty-four (24) hours, exclusive of Saturday, Sunday and legal holidays, from delivery of the initial proposal, if a drilling rig is on location for the well on which such operation is to be conducted, to deliver to all parties entitled to participate in the proposed operation such party’s alternative proposal, such alternate proposal to contain the same information required to be included in the initial proposal.  Each party receiving such proposals shall elect by delivery of notice to Operator within five (5) days after expiration of the proposal period, or within twenty-four (24) hours (exclusive of Saturday, Sunday and legal holidays) if a drilling rig is on location for the well that is the subject of the proposals, to participate in one of the competing proposals.  Any party not electing within the time required shall be deemed not to have voted.  The proposal receiving the vote of parties owning the largest aggregate percentage interest of the parties voting shall have priority over all other competing proposals; in the case of a tie vote, the

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initial proposal shall prevail. Operator shall deliver notice of such result to all parties entitled to participate in the operation within five (5) days after expiration of the election period (or within twenty-four (24) hours, exclusive of Saturday, Sunday and legal holidays, if a drilling rig is on location).  Each party shall then have two (2) days (or twenty-four (24) hours if a rig is on location) from receipt of such notice to elect by delivery of notice to Operator to participate in such operation or to relinquish interest in the affected well pursuant to the provisions of Article VI.B.2.; failure by a party to deliver notice within such period shall be deemed an election not to participate in the prevailing proposal.

7. Conformity to Spacing Pattern. Notwithstanding the provisions of this Article VI.B.2., it is agreed that no wells shall be proposed to be drilled to or Completed in or produced from a Zone from which a well located elsewhere on the Contract Area is producing, unless such well conforms to the then-existing well spacing pattern for such Zone or for which a variance has been granted by the appropriate authority.

8. Paying Wells. No party shall conduct any Reworking, Deepening, Plugging Back, Completion, Recompletion, or Sidetracking operation under this agreement with respect to any well then capable of producing in paying quantities except with the consent of all parties that have not relinquished interests in the well at the time of such operation.

C.  Completion of Wells; Reworking and Plugging Back:

1. Completion: Without the consent of all parties, no well shall be drilled, Deepened or Sidetracked, except any well drilled, Deepened or Sidetracked pursuant to the provisions of Article VI.B.2. of this agreement.  Consent to the drilling, Deepening or Sidetracking shall include:

☒    Option No. 1: All necessary expenditures for the drilling, Deepening or Sidetracking, testing, Completing and equipping of the well, including necessary tankage and/or surface facilities.

2. Rework, Recomplete or Plug Back: No well shall be Reworked, Recompleted or Plugged Back except a well Reworked, Recompleted, or Plugged Back pursuant to the provisions of Article VI.B.2. of this agreement.  Consent to the Reworking, Recompleting or Plugging Back of a well shall include all necessary expenditures in conducting such operations and Completing and equipping of said well, including necessary tankage and/or surface facilities.

D.  Other Operations:

Operator shall not undertake any single project reasonably estimated to require an expenditure in excess of Twenty-five Thousand Dollars ($25,000.00) except in connection with the drilling, Sidetracking, Reworking, Deepening, Completing, Recompleting or Plugging Back of a well that has been previously authorized by or pursuant to this agreement; provided, however, that, in case of explosion, fire, flood or other sudden emergency, whether of the same or different nature, Operator may take such steps and incur such expenses as in its opinion are required to deal with the emergency to safeguard life and property but Operator, as promptly as possible, shall report the emergency to the other parties.  If Operator prepares an AFE for its own use, Operator shall furnish any Non-Operator so requesting an information copy thereof for any single project costing in excess of Twenty-five Thousand Dollars ($25,000.00).  Any party who has not relinquished its interest in a well shall have the right to propose that Operator perform repair work or undertake the installation of artificial lift equipment or ancillary production facilities such as salt water disposal wells or to conduct additional work with respect to a well drilled hereunder or other similar project (but not including the installation of gathering lines or other transportation or marketing facilities, the installation of which shall be governed by separate agreement between the parties) reasonably estimated to require an expenditure in excess of the amount first set forth above in this Article VI.D. (except in connection with an operation required to be proposed under Article VI.B.1., which shall be governed exclusively by that Article).  Operator shall deliver such proposal to all parties entitled to participate therein.  If within thirty (30) days thereof Operator secures the written consent of any party or parties owning at least 50% of the interests of the parties entitled to participate in such operation, each party having the right to participate in such project shall be bound by the terms of such proposal and shall be obligated to pay its proportionate share of the costs of the proposed project as if it had consented to such project pursuant to the terms of the proposal or non-consent its interest subject to the provisions of Article VI.B.2.(b).

E.  Abandonment of Wells:

1.  Abandonment of Dry Holes: Except for any well drilled or Deepened pursuant to Article VI.B.2., any well which has been drilled or Deepened under the terms of this agreement and is proposed to be completed as a dry hole shall not be

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plugged and abandoned without the consent of all parties.  Should Operator, after diligent effort, be unable to contact any party, or should any party fail to reply within forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays) after delivery of notice of the proposal to plug and abandon such well, such party shall be deemed to have consented to the proposed abandonment.  All such wells shall be plugged and abandoned in accordance with applicable regulations and at the cost, risk and expense of the parties who participated in the cost of drilling or Deepening such well.  Any party who objects to plugging and abandoning such well by notice delivered to Operator within forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays) after delivery of notice of the proposed plugging shall take over the well as of the end of such forty-eight (48) hour notice period and conduct further operations in search of Oil and/or Gas subject to the provisions of Article VI.B.; failure of such party to provide proof reasonably satisfactory to Operator of its financial capability to conduct such operations or to take over the well within such period or thereafter to conduct operations on such well or plug and abandon such well shall entitle Operator to retain or take possession of the well and plug and abandon the well.  The party taking over the well shall indemnify Operator (if Operator is an abandoning party) and the other abandoning parties against liability for any further operations conducted on such well except for the costs of plugging and abandoning the well and restoring the surface, for which the abandoning parties shall remain proportionately liable.

2. Abandonment of Wells That Have Produced: Except for any well in which a Non-Consent operation has been conducted hereunder for which the Consenting Parties have not been fully reimbursed as herein provided, any well which has been completed as a producer shall not be plugged and abandoned without the consent of all parties who participated in the cost of drilling the well.  If all parties consent to such abandonment, the well shall be plugged and abandoned in accordance with applicable regulations and at the cost, risk and expense of all the parties hereto.  Failure of a party to reply within thirty (30) days of delivery of notice of proposed abandonment shall be deemed an election to consent to the proposal.  If, within thirty (30) days after delivery of notice of the proposed abandonment of any well, all parties do not agree to the abandonment of such well, those wishing to continue its operation from the Zone then open to production shall be obligated to take over the well as of the expiration of the applicable notice period and shall indemnify Operator (if Operator is an abandoning party) and the other abandoning parties against liability for any further operations on the well conducted by such parties.  Failure of such party or parties to provide proof reasonably satisfactory to Operator of their financial capability to conduct such operations or to take over the well within the required period or thereafter to conduct operations on such well shall entitle operator to retain or take possession of such well and plug and abandon the well.

Parties taking over a well as provided herein shall tender to each of the other parties its proportionate share of the value of the well’s salvable material and equipment, determined in accordance with the provisions of Exhibit “C,” less the estimated cost of salvaging and the estimated cost of plugging and abandoning and restoring the surface; provided, however, that in the event the estimated plugging and abandoning and surface restoration costs and the estimated cost of salvaging are higher than the value of the well’s salvable material and equipment, each of the abandoning parties shall tender to the parties continuing operations their proportionate shares of the estimated excess cost.  Each abandoning party shall assign to the non-abandoning parties, without warranty, express or implied, as to title or as to quantity, or fitness for use of the equipment and material, all of its interest in the wellbore of the well and related equipment, together with its interest in the Leasehold insofar and only insofar as such Leasehold covers the right to obtain production from that wellbore in the Zone then open to production.  If the interest of the abandoning party is or includes and Oil and Gas Interest, such party shall execute and deliver to the non-  abandoning party or parties an oil and gas lease, limited to the wellbore and the Zone then open to production, for a term of one (1) year and so long thereafter as Oil and/or Gas is produced from the Zone covered thereby, such lease to be on the form attached as Exhibit “B.”  The assignments or leases so limited shall encompass the Drilling Unit upon which the well is located.  The payments by, and the assignments or leases to, the assignees shall be in a ratio based upon the relationship of their respective percentage of participation in the Contract Area to the aggregate of the percentages of participation in the Contract Area of all assignees.  There shall be no readjustment of interests in the remaining portions of the Contract Area.

Thereafter, abandoning parties shall have no further responsibility, liability, or interest in the operation of or production from the well in the Zone then open other than the royalties retained in any lease made under the terms of this Article.  Upon request, Operator shall continue to operate the assigned well for the account of the non-abandoning parties at the rates and charges contemplated by this agreement, plus any additional cost and charges which may arise as the result of the separate ownership of the assigned well.  Upon proposed abandonment of the producing Zone assigned or leased, the assignor or lessor shall then have the option to repurchase its prior interest in the well (using the same valuation formula) and participate in further operations therein subject to the provisions hereof.

3. Abandonment of Non-Consent Operations: The provisions of Article VI.E.1. or VI.E.2. above shall be applicable as between Consenting Parties in the event of the proposed abandonment of any well excepted from said Articles; provided, however, no well shall be permanently plugged and abandoned unless and until all parties having the right to conduct further operations therein have been notified of the proposed abandonment and afforded the opportunity to elect to take over the well in accordance with the provisions of this Article VI.E.; and provided further, that Non-Consenting Parties who own an interest in a portion of the well shall pay their proportionate shares of abandonment and surface restoration cost for such well as provided in Article VI.B.2.(b).  Failure of a party to make a written election within thirty (30) days will be deemed an election to consent to the abandonment of the well.

F.  Termination of Operations:

Upon the commencement of an operation for the drilling, Reworking, Sidetracking, Plugging Back, Deepening, testing, Completion or plugging of a well, including but not limited to the Initial Well, such operation shall not be terminated without consent of parties bearing 60% of the costs of such operation; provided, however, that in the event granite or other practically impenetrable substance or condition in the hole is encountered which renders further operations impractical, Operator may discontinue operations and give notice of such condition in the manner provided in Article VI.B.1, and the provisions of Article VI.B. or VI.E. shall thereafter apply to such operation, as appropriate.

G.  Taking Production in Kind:

☒      Option No. 1: Gas Balancing Agreement Attached

Each party shall take in kind or separately dispose of its proportionate share of all Oil and Gas produced from the Contract Area, exclusive of production which may be used in development and producing operations and in preparing and treating Oil and Gas for marketing purposes and production unavoidably lost.  Any extra expenditure incurred in the taking in kind or separate disposition by any party of its proportionate share of the production shall be borne by such party.  Any party taking its share of production in kind shall be required to pay for only its proportionate share of such part of Operator’s surface facilities which it uses.

Each party shall execute such division orders and contracts as may be necessary for the sale of its interest in production from the Contract Area, and, except as provided in Article VII.B., shall be entitled to receive payment

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directly from the purchaser thereof for its share of all production.

If any party fails to make the arrangements necessary to take in kind or separately dispose of its proportionate share of the Oil produced from the Contract Area, Operator shall have the right, subject to the revocation at will by the party owning it, but not the obligation, to purchase such Oil or sell it to others at any time and from time to time, for the account of the non-taking party.  Any such purchase or sale by Operator may be terminated by Operator upon at least ten (10) days written notice to the owner of said production and shall be subject always to the right of the owner of the production upon at least ten (10) days written notice to Operator to exercise at any time its right to take in kind, or separately dispose of, its share of all Oil not previously delivered to a purchaser.  Any purchase or sale by Operator of any other party’s share of Oil shall be only for such reasonable periods of time as are consistent with the minimum needs of the industry under the particular circumstances, but in no event for a period in excess of one (1) year.

Any such sale by Operator shall be in a manner commercially reasonable under the circumstances but Operator shall have no duty to share any existing market or to obtain a price equal to that received under any existing market.  The sale or delivery by Operator of a non-taking party’s share of Oil under the terms of any existing contract of Operator shall not give the non-taking party any interest in or make the non-taking party a party to said contract.  No purchase shall be made by Operator without first giving the non-taking party at least ten (10) days written notice of such intended purchase and the price to be paid or the pricing basis to be used.

All parties shall give timely written notice to Operator of their Gas marketing arrangements for the following month, excluding price, and shall notify Operator immediately in the event of a change in such arrangements.  Operator shall maintain records of all marketing arrangements, and of volumes actually sold or transported, which records shall be made available to Non-Operators upon reasonable request.

In the event one or more parties’ separate disposition of its share of the Gas causes split-stream deliveries to separate pipelines and/or deliveries which on a day-to-day basis for any reason are not exactly equal to a party’s respective proportion-  ate share of total Gas sales to be allocated to it, the balancing or accounting between the parties shall be in accordance with any Gas balancing agreement between the parties hereto, whether such an agreement is attached as Exhibit “E” or is a separate agreement.  Operator shall give notice to all parties of the first sales of Gas from any well under this agreement.

ARTICLE VII.

EXPENDITURES AND LIABILITY OF PARTIES

A.  Liability of Parties:

The liability of the parties shall be several, not joint or collective. Each party shall be responsible only for its obligations, and shall be liable only for its proportionate share of the costs of developing and operating the Contract Area.  Accordingly, the liens granted among the parties in Article VII.B. are given to secure only the debts of each severally, and no party shall have any liability to third parties hereunder to satisfy the default of any other party in the payment of any expense or obligation hereunder.  It is not the intention of the parties to create, nor shall this agreement be construed as creating, a mining or other partnership, joint venture, agency relationship or association, or to render the parties liable as partners, co-venturers, or principals.  In their relations with each other under this agreement, the parties shall not be considered fiduciaries or to have established a confidential relationship but rather shall be free to act on an arm’s-length basis in accordance with their own respective self-interest, subject, however, to the obligation of the parties to act in good faith in their dealings with each other with respect to activities hereunder.

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B.  Liens and Security Interests:

Each party grants to the other parties hereto a lien upon any interest it now owns or hereafter acquires in Oil and Gas Leases and Oil and Gas Interests in the Contract Area, and a security interest and/or purchase money security interest in any interest it now owns or hereafter acquires in the personal property and fixtures on or used or obtained for use in connection therewith, to secure performance of all of its obligations under this agreement including but not limited to payment of expense, interest and fees, the proper disbursement of all monies paid hereunder, the assignment or relinquishment of interest in Oil and Gas Leases as required hereunder, and the proper performance of operations hereunder.  Such lien and security interest granted by each party hereto shall include such party’s leasehold interests, working interests, operating rights, and royalty and overriding royalty interests in the Contract Area now owned or hereafter acquired and in lands pooled or unitized therewith or otherwise becoming subject to this agreement, the Oil and Gas when extracted therefrom and equipment situated thereon or used or obtained for use in connection therewith (including, without limitation, all wells, tools, and tubular goods), and accounts  (including, without limitation, accounts arising from gas imbalances or from the sale of Oil and/or Gas at the wellhead), contract rights, inventory and general intangibles relating thereto or arising therefrom, and all proceeds and products of the foregoing.

To perfect the lien and security agreement provided herein, each party hereto shall execute and acknowledge the recording supplement and/or any financing statement prepared and submitted by any party hereto in conjunction herewith or at any time following execution hereof, and Operator is authorized to file this agreement or the recording supplement executed herewith as a lien or mortgage in the applicable real estate records and as a financing statement with the proper officer under the Uniform Commercial Code in the state in which the Contract Area is situated and such other states as Operator shall deem appropriate to perfect the security interest granted hereunder.  Any party may file the recording supplement executed herewith as a lien or mortgage in the applicable real estate records and/or a financing statement with the proper officer under the Uniform Commercial Code.

Each party represents and warrants to the other parties hereto that the lien and security interest granted by such party to the other parties shall be a first and prior lien, and each party hereby agrees to maintain the priority of said lien and security interest against all persons acquiring an interest in Oil and Gas Leases and Interests covered by this agreement by, through or under such party.  All parties acquiring an interest in Oil and Gas Leases and Oil and Gas Interests covered by this agreement, whether by assignment, merger, mortgage, operation of law, or otherwise, shall be deemed to have taken subject to the lien and security interest granted by this Article VII.B. as to all obligations attributable to such interest hereunder whether or not such obligations arise before or after such interest is acquired.

To the extent that parties have a security interest under the Uniform Commercial Code of the state in which the Contract Area is situated, they shall be entitled to exercise the rights and remedies of a secured party under the Code.  The bringing of a suit and the obtaining of judgment by a party for the secured indebtedness shall not be deemed an election of remedies or otherwise affect the lien rights or security interest as security for the payment thereof.  In addition, upon default by any party in the payment of its share of expenses, interests or fees, or upon the improper use of funds by the Operator, the other parties shall have the right, without prejudice to other rights or remedies, to collect from the purchaser the proceeds from the sale of such defaulting party’s share of Oil and Gas until the amount owed by such party, plus interest as provided in “Exhibit C,” has been received, and shall have the right to offset the amount owed against the proceeds from the sale of such defaulting party’s share of Oil and Gas.  All purchasers of production may rely on a notification of default from the non-defaulting party or parties stating the amount due as a result of the default, and all parties waive any recourse available against purchasers for releasing production proceeds as provided in this paragraph.

If any party fails to pay its share of cost within one hundred twenty (120) days after rendition of a statement therefor by Operator, the non-defaulting parties, including Operator, shall upon request by Operator, pay the unpaid amount in the proportion that the interest of each such party bears to the interest of all such parties.  The amount paid by each party so paying its share of the unpaid amount shall be secured by the liens and security rights described in Article VII.B., and each paying party may independently pursue any remedy available hereunder or otherwise.

If any party does not perform all of its obligations hereunder, and the failure to perform subjects such party to foreclosure or execution proceedings pursuant to the provisions of this agreement, to the extent allowed by governing law, the defaulting party waives any available right of redemption from and after the date of judgment, any required valuation or appraisement of the mortgaged or secured property prior to sale, any available right to stay execution or to require a marshaling of assets and any required bond in the event a receiver is appointed.  In addition, to the extent permitted by applicable law, each party hereby grants to the other parties a power of sale as to any property that is subject to the lien and security rights granted hereunder, such power to be exercised in the manner provided by applicable law or otherwise in a commercially reasonable manner and upon reasonable notice.

Each party agrees that the other parties shall be entitled to utilize the provisions of Oil and Gas lien law or other lien law of any state in which the Contract Area is situated to enforce the obligations of each party hereunder.  Without limiting the generality of the foregoing, to the extent permitted by applicable law, Non-Operators agree that Operator may invoke or utilize the mechanics’ or materialmen’s lien law of the state in which the Contract Area is situated in order to secure the payment to Operator of any sum due hereunder for services performed or materials supplied by Operator.

C.  Advances:

Operator, at its election, shall have the right from time to time to demand and receive from one or more of the other parties payment in advance of their respective shares of the estimated amount of the expense to be incurred in operations hereunder during the next succeeding month, which right may be exercised only by submission to each such party of an itemized statement of such estimated expense, together with an invoice for its share thereof.  Each such statement and invoice for the payment in advance of estimated expense shall be submitted on or before the 20th day of the next preceding month.  Each party shall pay to Operator its proportionate share of such estimate within fifteen (15) days after such estimate and invoice is received.  If any party fails to pay its share of said estimate within said time, the amount due shall bear interest as provided in Exhibit “C” until paid.  Proper adjustment shall be made monthly between advances and actual expense to the end that each party shall bear and pay its proportionate share of actual expenses incurred, and no more.

D.  Defaults and Remedies:

If any party fails to discharge any financial obligation under this agreement, including without limitation the failure to make any advance under the preceding Article VII.C. or any other provision of this agreement, within the period required for such payment hereunder, then in addition to the remedies provided in Article VII.B. or elsewhere in this agreement, the remedies specified below shall be applicable.  For purposes of this Article VII.D., all notices and elections shall be delivered

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only by Operator, except that Operator shall deliver any such notice and election requested by a non-defaulting Non-Operator, and when Operator is the party in default, the applicable notices and elections can be delivered by any Non-Operator.  Election of any one or more of the following remedies shall not preclude the subsequent use of any other remedy specified below or otherwise available to a non-defaulting party.

1. Suspension of Rights: Any party may deliver to the party in default a Notice of Default, which shall specify the default, specify the action to be taken to cure the default, and specify that failure to take such action will result in the exercise of one or more of the remedies provided in this Article.  If the default is not cured within thirty (30) days of the delivery of such Notice of Default, all of the rights of the defaulting party granted by this agreement may upon notice be suspended until the default is cured, without prejudice to the right of the non-defaulting party or parties to continue to enforce the obligations of the defaulting party previously accrued or thereafter accruing under this agreement.  If Operator is the party in default, the Non-Operators shall have in addition the right, by vote of Non-Operators owning a majority in interest in the Contract Area after excluding the voting interest of Operator, to appoint a new Operator effective immediately.  The rights of a defaulting party that may be suspended hereunder at the election of the non-defaulting parties shall include, without limitation, the right to receive information as to any operation conducted hereunder during the period of such default, the right to elect to participate in an operation proposed under Article VI.B. of this agreement, the right to participate in an operation being conducted under this agreement even if the party has previously elected to participate in such operation, and the right to receive proceeds of production from any well subject to this agreement.

2. Suit for Damages: Non-defaulting parties or Operator for the benefit of non-defaulting parties may sue (at joint account expense) to collect the amounts in default, plus interest accruing on the amounts recovered from the date of default until the date of collection at the rate specified in Exhibit “C” attached hereto.  Nothing herein shall prevent any party from suing any defaulting party to collect consequential damages accruing to such party as a result of the default.

3. Deemed Non-Consent: The non-defaulting party (if Operator is the defaulting party) or Operator for the benefit of the non-defaulting parties may deliver a written Notice of Non-Consent Election to the defaulting party at any time after the expiration of the thirty-day cure period following delivery of the Notice of Default, in which event if the billing is for the drilling a new well or the Plugging Back, Sidetracking, Reworking or Deepening of a well which is to be or has been plugged as a dry hole, or for the Completion or Recompletion of any well, the defaulting party will be conclusively deemed to have elected not to participate in the operation and to be a Non-Consenting Party with respect thereto under Article VI.B. or VI.C., as the case may be, to the extent of the costs unpaid by such party, notwithstanding any election to participate theretofore made.  If election is made to proceed under this provision, then the non-defaulting parties may not elect to sue for the unpaid amount pursuant to Article VII.D.2.

Until the delivery of such Notice of Non-Consent Election to the defaulting party, such party shall have the right to cure its default by paying its unpaid share of costs plus interest at the rate set forth in Exhibit “C,” provided, however, such payment shall not prejudice the rights of the non-defaulting parties to pursue remedies for damages incurred by the non-  defaulting parties as a result of the default.  Any interest relinquished pursuant to this Article VII.D.3. shall be offered to the non-defaulting parties in proportion to their interests, and the non-defaulting parties electing to participate in the ownership of such interest shall be required to contribute their shares of the defaulted amount upon their election to participate therein.

4. Advance Payment: If a default is not cured within thirty (30) days of the delivery of a Notice of Default, Operator, or Non-Operators if Operator is the defaulting party, may thereafter require advance payment from the defaulting party of such defaulting party’s anticipated share of any item of expense for which Operator, or Non-Operators, as the case may be, would be entitled to reimbursement under any provision of this agreement, whether or not such expense was the subject of the previous default.  Such right includes, but is not limited to, the right to require advance payment for the estimated costs of drilling a well or Completion of a well as to which an election to participate in drilling or Completion has been made.  If the defaulting party fails to pay the required advance payment, the non-defaulting parties may pursue any of the remedies provided in the Article VII.D. or any other default remedy provided elsewhere in this agreement.  Any excess of funds advanced remaining when the operation is completed and all costs have been paid shall be promptly returned to the advancing party.

5. Costs and Attorneys’ Fees: In the event any party is required to bring legal proceedings to enforce any financial obligation of a party hereunder, the prevailing party in such action shall be entitled to recover all court costs, costs of collection, and a reasonable attorney’s fee, which the lien provided for herein shall also secure.

E.  Rentals, Shut-in Well Payments and Minimum Royalties:

Rentals, shut-in well payments and minimum royalties which may be required under the terms of any lease shall be paid by the party or parties who subjected such lease to this agreement at its or their expense.  In the event two or more parties own and have contributed interests in the same lease to this agreement, such parties may designate one of such parties to make said payments for and on behalf of all such parties.  Any party may request, and shall be entitled to receive, proper evidence of all such payments.  In the event of failure to make proper payment of any rental, shut-in well payment or minimum royalty through mistake or oversight where such payment is required to continue the lease in force, any loss which results from such non-payment shall be borne in accordance with the provisions of Article IV.B.2.

Operator shall notify Non-Operators of the anticipated completion of a shut-in well, or the shutting in or return to production of a producing well, at least five (5) days (excluding Saturday, Sunday, and legal holidays) prior to taking such action, or at the earliest opportunity permitted by circumstances, but assumes no liability for failure to do so.  In the event of failure by Operator to so notify Non-Operators, the loss of any lease contributed hereto by Non-Operators for failure to make timely payments of any shut-in well payment shall be borne jointly by the parties hereto under the provisions of Article IV.B.3.

F.  Taxes:

Beginning with the first calendar year after the effective date hereof, Operator shall render for ad valorem taxation all property subject to this agreement which by law should be rendered for such taxes, and it shall pay all such taxes assessed thereon before they become delinquent.  Prior to the rendition date, each Non-Operator shall furnish Operator information as to burdens (to include, but not be limited to, royalties, overriding royalties and production payments) on Leases and Oil and Gas Interests contributed by such Non-Operator.  If the assessed valuation of any Lease is reduced by reason of its being subject to outstanding excess royalties, overriding royalties or production payments, the reduction in ad valorem taxes resulting therefrom shall inure to the benefit of the owner or owners of such Lease, and Operator shall adjust the charge to such owner or owners so as to reflect the benefit of such reduction.  If the ad valorem taxes are based in whole or in part upon separate valuations of each party’s working interest, then notwithstanding anything to the contrary herein, charges to the joint account shall be made and paid by the parties hereto in accordance with the tax value generated by each party’s working interest.  Operator shall bill the other parties for their proportionate shares of all tax payments in the manner provided in Exhibit “C.”  Provided, however, if at any time any party takes its share of production in kind, or separately disposes of it, such party shall pay or cause to be paid any and all taxes as to such production.

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If Operator considers any tax assessment improper, Operator may, at its discretion, protest within the time and manner prescribed by law, and prosecute the protest to a final determination, unless all parties agree to abandon the protest prior to final determination.  During the pendency of administrative or judicial proceedings, Operator may elect to pay, under protest, all such taxes and any interest and penalty.  When any such protested assessment shall have been finally determined, Operator shall pay the tax for the joint account, together with any interest and penalty accrued, and the total cost shall then be assessed against the parties, and be paid by them, as provided in Exhibit “C.”

Each party shall pay or cause to be paid all production, severance, excise, gathering and other taxes imposed upon or with respect to the production or handling of such party’s share of Oil and Gas produced under the terms of this agreement.

ARTICLE VIII.

ACQUISITION, MAINTENANCE OR TRANSFER OF INTEREST

A.  Surrender of Leases:

The Leases covered by this agreement, insofar as they embrace acreage in the Contract Area, shall not be surrendered in whole or in part unless all parties consent thereto.

However, should any party desire to surrender its interest in any Lease or in any portion thereof, such party shall give written notice of the proposed surrender to all parties, and the parties to whom such notice is delivered shall have thirty (30) days after delivery of the notice within which to notify the party proposing the surrender whether they elect to consent thereto.  Failure of a party to whom such notice is delivered to reply within said 30-day period shall constitute a consent to the surrender of the Leases described in the notice.  If all parties do not agree or consent thereto, the party desiring to surrender shall assign, without express or implied warranty of title, all of its interest in such Lease, or portion thereof, and any well, material and equipment which may be located thereon and any rights in production thereafter secured, to the parties not consenting to such surrender.  If the interest of the assigning party is or includes an Oil and Gas Interest, the assigning party shall execute and deliver to the party or parties not consenting to such surrender an oil and gas lease covering such Oil and Gas Interest for a term of one (1) year and so long thereafter as Oil and/or Gas is produced from the land covered thereby, such lease to be negotiated.  Upon such assignment or lease, the assigning party shall be relieved from all obligations thereafter accruing, but not theretofore accrued, with respect to the interest assigned or leased and the operation of any well attributable thereto, and the assigning party shall have no further interest in the assigned or leased premises and its equipment and production other than the royalties retained in any lease made under the terms of this Article.  The party assignee or lessee shall pay to the party assignor or lessor the reasonable salvage value of the latter’s interest in any well’s salvable materials and equipment attributable to the assigned or leased acreage.  The value of all salvable materials and equipment shall be determined in accordance with the provisions of Exhibit “C,” less the estimated cost of salvaging and the estimated cost of plugging and abandoning and restoring the surface.  If such value is less than such costs, then the party assignor or lessor shall pay to the party assignee or lessee the amount of such deficit.  If the assignment or lease is in favor of more than one party, the interest shall be shared by such parties in the proportions that the interest of each bears to the total interest of all such parties.  If the interest of the parties to whom the assignment is to be made varies according to depth, then the interest assigned shall similarly reflect such variances.

Any assignment, lease or surrender made under this provision shall not reduce or change the assignor’s, lessor’s or surrendering party’s interest as it was immediately before the assignment, lease or surrender in the balance of the Contract Area; and the acreage assigned, leased or surrendered, and subsequent operations thereon, shall not thereafter be subject to the terms and provisions of this agreement but shall be deemed subject to an Operating Agreement in the form of this agreement.

B. Renewal or Extension of Leases:

If any party secures a renewal or replacement of an Oil and Gas Lease or Interest subject to this agreement, then all other parties shall be notified promptly upon such acquisition or, in the case of a replacement Lease taken before expiration of an existing Lease, promptly upon expiration of the existing Lease.  The parties notified shall have the right for a period of thirty (30) days following delivery of such notice in which to elect to participate in the ownership of the renewal or replacement Lease, insofar as such Lease affects lands within the Contract Area, by paying to the party who acquired it their proportionate shares of the acquisition cost allocated to that part of such Lease within the Contract Area, which shall be in proportion to the interest held at that time by the parties in the Contract Area.  Each party who participates in the purchase of a renewal or replacement Lease shall be given an assignment of its proportionate interest therein by the acquiring party.

If some, but less than all, of the parties elect to participate in the purchase of a renewal or replacement Lease, it shall be owned by the parties who elect to participate therein, in a ratio based upon the relationship of their respective percentage of participation in the Contract Area to the aggregate of the percentages of participation in the Contract Area of all parties participating in the purchase of such renewal or replacement Lease.  The acquisition of a renewal or replacement Lease by any or all of the parties hereto shall not cause a readjustment of the interests of the parties stated in Exhibit “A,” but any renewal or replacement Lease in which less than all parties elect to participate shall not be subject to this agreement but shall be deemed subject to a separate Operating Agreement in the form of this agreement.

If the interests of the parties in the Contract Area vary according to depth, then their right to participate proportionately in renewal or replacement Leases and their right to receive an assignment of interest shall also reflect such depth variances.

The provisions of this Article shall apply to renewal or replacement Leases whether they are for the entire interest covered by the expiring Lease or cover only a portion of its area or an interest therein.  Any renewal or replacement Lease taken before the expiration of its predecessor Lease, or taken or contracted for or becoming effective within six (6) months after the expiration of the existing Lease, shall be subject to this provision so long as this agreement is in effect at the time of such acquisition or at the time the renewal or replacement Lease becomes effective; but any Lease taken or contracted for more than six (6) months after the expiration of an existing Lease shall not be deemed a renewal or replacement Lease and shall not be subject to the provisions of this agreement.

The provisions in this Article shall also be applicable to extensions of Oil and Gas Leases.

C.  Acreage or Cash Contributions:

                                                While this agreement is in force, if any party contracts for a contribution of cash towards the drilling of a well or any other operation on the Contract Area, such contribution shall be paid to the party who conducted the drilling or other operation and shall be applied by it against the cost of such drilling or other operation.  If the contribution be in the form of acreage, the party to whom the contribution is made shall promptly tender an assignment of the acreage, without warranty of title, to the Drilling Parties in the proportions said Drilling Parties shared the cost of drilling the well. Such acreage shall become a separate Contract Area and, to the extent possible, be governed by provisions identical to this agreement.  Each party shall promptly notify all other parties of any acreage or cash contributions it may obtain in support of any well or any other operation on the Contract Area.  The above provisions shall also be applicable to optional rights to earn acreage outside the Contract Area which are in support of well drilled inside Contract Area.

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If any party contracts for any consideration relating to disposition of such party’s share of substances produced hereunder,

such consideration shall not be deemed a contribution as contemplated in this Article VIII.C.

D.  Assignment; Maintenance of Uniform Interest:

Every sale, encumbrance, transfer or other disposition made by any party shall be made expressly subject to this agreement and shall be made without prejudice to the right of the other parties, and any transferee of an ownership interest in any Oil and Gas Lease or Interest shall be deemed a party to this agreement as to the interest conveyed from and after the effective date of the transfer of ownership; provided, however, that the other parties shall not be required to recognize any such sale, encumbrance, transfer or other disposition for any purpose hereunder until thirty (30) days after they have received a copy of the recorded instrument of transfer or other satisfactory evidence thereof in writing from the transferor or transferee.  No assignment or other disposition of interest by a party shall relieve such party of obligations previously incurred by such party hereunder with respect to the interest transferred, including without limitation the obligation of a party to pay all costs attributable to an operation conducted hereunder in which such party has agreed to participate prior to making such assignment, and the lien and security interest granted by Article VII.B. shall continue to burden the interest transferred to secure payment of any such obligations.

If, at any time the interest of any party is divided among and owned by four or more co-owners, Operator, at its discretion, may require such co-owners to appoint a single trustee or agent with full authority to receive notices, approve expenditures, receive billings for and approve and pay such party’s share of the joint expenses, and to deal generally with, and with power to bind, the co-owners of such party’s interest within the scope of the operations embraced in this agreement; however, all such co-  owners shall have the right to enter into and execute all contracts or agreements for the disposition of their respective shares of the Oil and Gas produced from the Contract Area and they shall have the right to receive, separately, payment of the sale proceeds thereof.

E. Waiver of Rights to Partition:

If permitted by the laws of the state or states in which the property covered hereby is located, each party hereto owning an undivided interest in the Contract Area waives any and all rights it may have to partition and have set aside to it in severalty its undivided interest therein.

ARTICLE IX.

INTERNAL REVENUE CODE ELECTION

If, for federal income tax purposes, this agreement and the operations hereunder are regarded as a partnership, and if the parties have not otherwise agreed to form a tax partnership pursuant to Exhibit “G” or other agreement between them, each party thereby affected elects to be excluded from the application of all of the provisions of Subchapter “K,” Chapter 1, Subtitle  “A,” of the Internal Revenue Code of 1986, as amended (“Code”), as permitted and authorized by Section 761 of the Code and the regulations promulgated thereunder.  Operator is authorized and directed to execute on behalf of each party hereby affected such evidence of this election as may be required by the Secretary of the Treasury of the United States or the Federal Internal Revenue Service, including specifically, but not by way of limitation, all of the returns, statements, and the data required by Treasury Regulation §1.761.  Should there be any requirement that each party hereby affected give further evidence of this election, each such party shall execute such documents and furnish such other evidence as may be required by the Federal Internal Revenue Service or as may be necessary to evidence this election.  No such party shall give any notices or take any other action inconsistent with the election made hereby.  If any present or future income tax laws of the state or states in which the Contract Area is located or any future income tax laws of the United States contain provisions similar to those in Subchapter “K,” Chapter  1, Subtitle “A,” of the Code, under which an election similar to that provided by Section 761 of the Code is permitted, each party hereby affected shall make such election as may be permitted or required by such laws.  In making the foregoing election, each such party states that the income derived by such party from operations hereunder can be adequately determined without the computation of partnership taxable income.

ARTICLE X.

CLAIMS AND LAWSUITS

Operator may settle any single uninsured third party damage claim or suit arising from operations hereunder if the expenditure does not exceed Twenty-five Thousand Dollars ($25,000.00) and if the payment is in complete settlement of such claim or suit.  If the amount required for settlement exceeds the above amount, the parties hereto shall assume and take over the further handling of the claim or suit, unless such authority is delegated to Operator.  All costs and expenses of handling settling, or otherwise discharging such claim or suit shall be a the joint expense of the parties participating in the operation from which the claim or suit arises.  If a claim is made against any party or if any party is sued on account of any matter arising from operations hereunder over which such individual has no control because of the rights given Operator by this agreement, such party shall immediately notify all other parties, and the claim or suit shall be treated as any other claim or suit involving operations hereunder.

15

ARTICLE XI.

FORCE MAJEURE

If any party is rendered unable, wholly or in part, by force majeure to carry out its obligations under this agreement, other than the obligation to indemnify or make money payments or furnish security, that party shall give to all other parties prompt written notice of the force majeure with reasonably full particulars concerning it; thereupon, the obligations of the party giving the notice, so far as they are affected by the force majeure, shall be suspended during, but no longer than, the continuance of the force majeure.  The term “force majeure,” as here employed, shall mean an act of God, strike, lockout, or other industrial disturbance, act of the public enemy, war, blockade, public riot, lightening, fire, storm, flood or other act of nature, explosion, governmental action, governmental delay, restraint or inaction, unavailability of equipment, and any other cause, whether of the kind specifically enumerated above or otherwise, which is not reasonably within the control of the party claiming suspension.

The affected party shall use all reasonable diligence to remove the force majeure situation as quickly as practicable. The requirement that any force majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes, lockouts, or other labor difficulty by the party involved, contrary to its wishes; how all such difficulties shall be handled shall be entirely within the discretion of the party concerned.

ARTICLE XII.

NOTICES

All notices authorized or required between the parties by any of the provisions of this agreement, unless otherwise specifically provided, shall be in writing and delivered in person or by United States mail, courier service, telegram, telex, telecopier or any other form of facsimile, postage or charges prepaid, and addressed to such parties at the addresses listed on Exhibit “A.”  All telephone or oral notices permitted by this agreement shall be confirmed immediately thereafter by written notice.  The originating notice given under any provision hereof shall be deemed delivered only when received by the party to whom such notice is directed, and the time for such party to deliver any notice in response thereto shall run from the date the originating notice is received.  “Receipt” for purposes of this agreement with respect to written notice delivered hereunder shall be actual delivery of the notice to the address of the party to be notified specified in accordance with this agreement, or to the telecopy, facsimile or telex machine of such party.  The second or any responsive notice shall be deemed delivered when deposited in the United States mail or at the office of the courier or telegraph service, or upon transmittal by telex, telecopy or facsimile, or when personally delivered to the party to be notified, provided, that when response is required within 24 or  48 hours, such response shall be given orally or by telephone, telex, telecopy or other facsimile within such period. Each party shall have the right to change its address at any time, and from time to time, by giving written notice thereof to all other parties.  If a party is not available to receive notice orally or by telephone when a party attempts to deliver a notice required to be delivered within 24 or 48 hours, the notice may be delivered in writing by any other method specified herein and shall be deemed delivered in the same manner provided above for any responsive notice.

ARTICLE XIII.

TERM OF AGREEMENT

This agreement shall remain in full force and effect as to the Oil and Gas Leases and/or Oil and Gas Interests subject hereto for the period of time selected below; provided, however, no party hereto shall ever be construed as having any right, title or interest in or to any Lease or Oil and Gas Interest contributed by any other party beyond the term of this agreement.

☒            Option No. 1: So long as any of the Oil and Gas Leases subject to this agreement remain or are continued in force as to any part of the Contract Area, whether by production, extension, renewal or otherwise.

The termination of this agreement shall not relieve any party hereto from any expense, liability or other obligation or any remedy therefor which has accrued or attached prior to the date of such termination.

Upon termination of this agreement and the satisfaction of all obligations hereunder, in the event a memorandum of this Operating Agreement has been filed of record, Operator is authorized to file of record in all necessary recording offices a notice of termination, and each party hereto agrees to execute such a notice of termination as to Operator’s interest, upon request of Operator, if Operator has satisfied all its financial obligations.

ARTICLE XIV.

COMPLIANCE WITH LAWS AND REGULATIONS

A.  Laws, Regulations and Orders:

This agreement shall be subject to the applicable laws of the state in which the Contract Area is located, to the valid rules, regulations, and orders of any duly constituted regulatory body of said state; and to all other applicable federal, state, and local laws, ordinances, rules, regulations and orders.

B.  Governing Law:

This agreement and all matters pertaining hereto, including but not limited to matters of performance, non-performance, breach, remedies, procedures, rights, duties, and interpretation or construction, shall be governed and determined by the law of the state of Colorado.

C.  Regulatory Agencies:

Nothing herein contained shall grant, or be construed to grant, Operator the right or authority to waive or release any rights, privileges, or obligations which Non-Operators may have under federal or state laws or under rules, regulations or

16

orders promulgated under such laws in reference to oil, gas and mineral operations, including the location, operation, or production of wells, on tracts offsetting or adjacent to the Contract Area.

With respect to the operations hereunder, Non-Operators agree to release Operator from any and all losses, damages, injuries, claims and causes of action arising out of, incident to or resulting directly or indirectly from Operator’s interpretation or application of rules, rulings, regulations or orders of the Department of Energy or Federal Energy Regulatory Commission or predecessor or successor agencies to the extent such interpretation or application was made in good faith and does not constitute gross negligence. Each Non-Operator further agrees to reimburse Operator for such Non-Operator’s share of production or any refund, fine, levy or other governmental sanction that Operator may be required to pay as a result of such an incorrect interpretation or application, together with interest and penalties thereon owing by Operator as a result of such incorrect interpretation or application.

ARTICLE XV.

MISCELLANEOUS

A.  Execution:

This agreement shall be binding upon each Non-Operator when this agreement or a counterpart thereof has been executed by such Non-Operator and Operator notwithstanding that this agreement is not then or thereafter executed by all of the parties to which it is tendered or which are listed on Exhibit “A” as owning an interest in the Contract Area or which own, in fact, an interest in the Contract Area.  Operator may, however, by written notice to all Non-Operators who have become bound by this agreement as aforesaid, given at any time prior to the actual spud date of the Initial Well but in no event later than five days prior to the date specified in Article VI.A. for commencement of the Initial Well, terminate this agreement if Operator in its sole discretion determines that there is insufficient participation to justify commencement of drilling operations.  In the event of such a termination by Operator, all further obligations of the parties hereunder shall cease as of such termination.  In the event any Non-Operator has advanced or prepaid any share of drilling or other costs hereunder, all sums so advanced shall be returned to such Non-Operator without interest.  In the event Operator proceeds with drilling operations for the Initial Well without the execution hereof by all persons listed on Exhibit “A” as having a current working interest in such well, Operator shall indemnify Non-Operators with respect to all costs incurred for the Initial Well which would have been charged to such person under this agreement if such person had executed the same and Operator shall receive all revenues which would have been received by such person under this agreement if such person had executed the same.

B. Successors and Assigns:

This agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, devisees, legal representatives, successors and assigns, and the terms hereof shall be deemed to run with the Leases or Interests included within the Contract Area.

C. Counterparts:

This instrument may be executed in any number of counterparts, each of which shall be considered an original for all purposes.

D.  Severability:

For the purposes of assuming or rejecting this agreement as an executory contract pursuant to federal bankruptcy laws, this agreement shall not be severable, but rather must be assumed or rejected in its entirety, and the failure of any party to this agreement to comply with all of its financial obligations provided herein shall be a material default.

ARTICLE XVI.

OTHER PROVISIONS

See Additional Provisions attached hereto and by reference made a part hereof.

17

IN WITNESS WHEREOF, this agreement shall be effective as of the          day of                                           , 2006.

ATTEST OR WITNESS:		OPERATOR

Noble Energy, Inc.

	By	/s/ David W. Siple

David W. Siple
Type or print name

		Title	Attorney-In-Fact for GWW

Date

Tax ID or S.S. No.

By

Type or print name

Title

Date

Tax ID or S.S. No.

NON-OPERATORS

Teton DJ LLC,
By Teton Energy Corporation, Manager

	By	/s/ Patrick A. Quinn

Patrick A. Quinn
Type or print name

		Title	Chief Financial Officer

Date

Tax ID or S.S. No.

By

Type or print name

Title

Date

Tax ID or S.S. No.

By

Type or print name

Title

Date

Tax ID or S.S. No.

18

ACKNOWLEDGMENTS

Note: The following forms of acknowledgment are the short forms approved by the Uniform Law on Notarial Acts.

The validity and effect of these forms in any state will depend upon the statutes of that state.

Individual acknowledgment:

State of	)

) ss.

County of	)

This instrument was acknowledged before me on

by

(Seal, if any)

Title (and Rank)

My commission expires:

Acknowledgment in representative capacity:

State of	Colorado	)

) ss.

County of	Denver	)

This instrument was acknowledged before me on

		by	David W. Siple	as

Attorney-In-Fact of Noble Energy, Inc., a Delaware corporation

(Seal, if any)

		Title (and Rank)	Notary Public

		My commission expires:		February 9, 2009

State of	Colorado	)

) ss.

County of	Denver	)

This instrument was acknowledged before me on

		by	Patrick A. Quinn	as

President of Teton DJ LLC, a Colorado Limited Liability Company

(Seal, if any)

		Title (and Rank)	Notary Public

My commission expires:

19

ARTICLE XVI

ADDITIONAL PROVISIONS

A.            Acreage Earning Agreement. This Model Form Operating Agreement (“JOA”) is executed pursuant to the terms of the Acreage Earning Agreement dated effective December 31, 2005 between Noble Energy, Inc. and Teton Energy Corporation (the “Acreage Earning Agreement”). If there is a conflict between the terms of the JOA and the Acreage Earning Agreement, the terms of the Acreage Earning Agreement shall control to the extent of the conflict.

B.            Disbursement of Royalty and Other Burdens/Taking in Kind

1.             Selling Production Under the Terms of the JOA. If the non-operating working interest owners elect not to take their share of Oil and Gas in kind, Operator agrees to market such non-operators share of Oil and Gas on the same terms and conditions that Operator receives for its share of Oil and Gas. Operator further agrees to disburse all revenues attributable to the non operator’s Oil and Gas to the non-operator and the owners of royalty, overriding royalty, production payment or other similar burdens; provided however, in that event, Operator will use its commercially reasonable efforts to make disbursements correctly, but will be liable for incorrect disbursements only in the event of gross negligence or willful misconduct.

2.             Taking in Kind. Under the provisions of Article VI. G. of this JOA, if any party elects to take in kind or separately dispose of its proportionate share of Oil and Gas produced from the Contract Area, the other party expressly disclaims responsibility for the disbursement of revenues to any royalty, overriding royalty, production payment or other burdens out of the working interest. Operator agrees to provide, without cost to Non-Operator, a 100 percent division of interest to each working interest owner and first purchaser after receipt of a division order title opinion, and updated ownership information thereafter as may be compiled in the normal course of business, sufficient to all the parties to determine the manner in which revenue distributions should be made. Notwithstanding Article VII.F. of this JOA, if a Non-Operator separately disposes of its production, it shall be entitled to withhold all estimated taxes on production and Operator and others will not be entitled to withhold taxes for such periods. Non-Operator shall tender such withheld funds to Operator within 60 days such taxes are due and payable.

C.            Volume Pricing and Discounts. In addition to the terms set forth in the attached Exhibit “C”, COPAS Accounting Procedure, Joint Operations, if Operator receives a volume discount or other price reduction for any operations conducted or for any goods purchased, Non-Operator shall be entitled to such discount or reduction.

D.            Supplemental Authorizations. As to any operations which may be proposed under Articles VI and VII herein the Proposing Party will furnish detailed Authority for Expenditures (AFEs) for each proposed operation.

E.             Order of Election. The parties agree that an election by any party hereto to complete a well at the original objective depth or horizon of any operations conducted hereunder, whether such operation be the drilling of a new well or the re-entering, deepening, sidetracking or plugging back of a well, shall take precedence over an election to complete a well at a lesser depth than the original objective depth or drill the well to a deeper depth. No well capable of producing in paying quantities shall be plugged back, reworked or deepened without the consent of 100% of the applicable working interest ownership.

17(a)

F.             Insurance. Except as provided in Exhibit “D”, all damage or injury to the Contract Area and property thereon shall be borne by the parties hereto in proportion to their cost bearing interest at the time of the damage or injury. The liability, if any, of the parties hereto in damages for claims growing out of personal injury to or destruction of property of third parties resulting from operations conducted hereunder shall be borne in proportion to their cost bearing interests in the Contract Area at the time of the incident or action giving rise to the liability. Each party individually may acquire such insurance as it deems proper to protect itself against such claims.

G.            The Earning Wells. As set forth in the Acreage Earning Agreement, Noble has agreed to drill 20 wells to Target Depth as more particularly set forth in the Acreage Earning Agreement. Noble’s failure to drill the Earning Wells is addressed in the Acreage Earning Agreement and not in the terms of this JOA.

H.            Production Infrastructure. The parties have agreed to construct the “Production Infrastructure as set forth in the Acreage Earning Agreement. The planning and construction of the Production Infrastructure shall be considered to be Major Construction for the purposes of calculating the Overhead rates pursuant to the term of the Accounting Procedure – Joint Operations attached as Exhibit C.

17(b)

EXHIBIT “A”

Attached to and made a part of that certain Operating Agreement dated January 27, 2006, by and between Noble Energy, Inc.,

as Operator, and Teton DJ LLC, as Non-Operator

1.             Description of Lands Subject to this Agreement

Grant Complex – Perkins and Chase Counties, Nebraska

Township 12 North, Range 37 West, 6th P.M. - Sections 19-22,27-34

Township 12 North, Range 38 West, 6th P.M. - Sections 19-36

Township 12 North, Range 39 West, 6th P.M. - Sections 19-36

Township 12 North, Range 40 West, 6th P.M. - Sections 22-27,34-36

Township 11 North, Range 37 West, 6th P.M. - Sections 3-10,15-22,27-34

Township 11 North, Range 38 West, 6th P.M. - ALL

Township 11 North, Range 39 West, 6th P.M. - ALL

Township 11 North, Range 40 West, 6th P.M. - ALL

Township 10 North, Range 37 West, 6th P.M. - Sections 3-10,15-22,22-34

Township 10 North, Range 38 West, 6th P.M. - ALL

Township 10 North, Range 39 West, 6th P.M. - ALL

Township 10 North, Range 40 West, 6th P.M. - ALL

Township  9  North, Range 37 West, 6th P.M. - Sections 5-8,17-20,29-32

Township  9  North, Range 38 West, 6th P.M. - ALL

Township  9  North, Range 39 West, 6th P.M. - ALL

Township  9  North, Range 40 West, 6th P.M. - ALL

Township  8  North, Range 38 West, 6th P.M. - Sections 4-9,16-21,28-33

Township  8  North, Range 39 West, 6th P.M. - ALL

Township  8  North, Range 40 West, 6th P.M. - ALL

Township  8  North, Range 41 West, 6th P.M. - Sections 1-3,10-15,22-27,34-36

Township  7  North, Range 39 West, 6th P.M. - ALL

Township  7  North, Range 40 West, 6th P.M. - ALL

Township  7  North, Range 41 West, 6th P.M. – ALL

2.             Restrictions as to Depths, Formations or Substances

There are no restrictions as to depths, formations or substances.

3.             Parties to this Agreement

Noble Energy, Inc.
1625 Broadway, Suite 2000
Denver, CO 80202
Telephone:	303-228-4000
Fax:	303-228-4280

Teton DJ LLC
410 17th Street, Suite 1850
Denver, CO 80202
Telephone:	303-565-4604
Fax:	303-565-4606

4.             Percentage Working Interests of the Parties (Subject to the terms of the Acreage Earning Agreement)

Noble Energy, Inc.	75.00%
Teton Energy Corporation	25.00%

5.             Oil and Gas Leases subject to this Agreement

See attached Exhibits A-1, A-2 and A-3 to the extent the leases are included in the Grant Complex. (A Grant Complex lease schedule will be substituted when completed.)

ARTICLE XVI

ADDITIONAL PROVISIONS

A.            Acreage Earning Agreement. This Model Form Operating Agreement (“JOA”) is executed pursuant to the terms of the Acreage Earning Agreement dated effective December 31, 2005 between Noble Energy, Inc. and Teton Energy Corporation (the “Acreage Earning Agreement”). If there is a conflict between the terms of the JOA and the Acreage Earning Agreement, the terms of the Acreage Earning Agreement shall control to the extent of the conflict.

B.            Disbursement of Royalty and Other Burdens/Taking in Kind

1.             Selling Production Under the Terms of the JOA. If the non-operating working interest owners elect not to take their share of Oil and Gas in kind, Operator agrees to market such non-operators share of Oil and Gas on the same terms and conditions that Operator receives for its share of Oil and Gas. Operator further agrees to disburse all revenues attributable to the non operator’s Oil and Gas to the non-operator and the owners of royalty, overriding royalty, production payment or other similar burdens; provided however, in that event, Operator will use its commercially reasonable efforts to make disbursements correctly, but will be liable for incorrect disbursements only in the event of gross negligence or willful misconduct.

2.             Taking in Kind. Under the provisions of Article VI. G. of this JOA, if any party elects to take in kind or separately dispose of its proportionate share of Oil and Gas produced from the Contract Area, the other party expressly disclaims responsibility for the disbursement of revenues to any royalty, overriding royalty, production payment or other burdens out of the working interest. Operator agrees to provide, without cost to Non-Operator, a 100 percent division of interest to each working interest owner and first purchaser after receipt of a division order title opinion, and updated ownership information thereafter as may be compiled in the normal course of business, sufficient to all the parties to determine the manner in which revenue distributions should be made. Notwithstanding Article VII.F. of this JOA, if a Non-Operator separately disposes of its production, it shall be entitled to withhold all estimated taxes on production and Operator and others will not be entitled to withhold taxes for such periods. Non-Operator shall tender such withheld funds to Operator within 60 days such taxes are due and payable.

C.            Volume Pricing and Discounts. In addition to the terms set forth in the attached Exhibit “C”, COPAS Accounting Procedure, Joint Operations, if Operator receives a volume discount or other price reduction for any operations conducted or for any goods purchased, Non-Operator shall be entitled to such discount or reduction.

D.            Supplemental Authorizations. As to any operations which may be proposed under Articles VI and VII herein the Proposing Party will furnish detailed Authority for Expenditures (AFEs) for each proposed operation.

E.             Order of Election. The parties agree that an election by any party hereto to complete a well at the original objective depth or horizon of any operations conducted hereunder, whether such operation be the drilling of a new well or the re-entering, deepening, sidetracking or plugging back of a well, shall take precedence over an election to complete a well at a lesser depth than the original objective depth or drill the well to a deeper depth. No well capable of producing in paying quantities shall be plugged back, reworked or deepened without the consent of 100% of the applicable working interest ownership.

17(a)

F.             Insurance. Except as provided in Exhibit “D”, all damage or injury to the Contract Area and property thereon shall be borne by the parties hereto in proportion to their cost bearing interest at the time of the damage or injury. The liability, if any, of the parties hereto in damages for claims growing out of personal injury to or destruction of property of third parties resulting from operations conducted hereunder shall be borne in proportion to their cost bearing interests in the Contract Area at the time of the incident or action giving rise to the liability. Each party individually may acquire such insurance as it deems proper to protect itself against such claims.

G.            The Earning Wells. As set forth in the Acreage Earning Agreement, Noble has agreed to drill 20 wells to Target Depth as more particularly set forth in the Acreage Earning Agreement. Noble’s failure to drill the Earning Wells is addressed in the Acreage Earning Agreement and not in the terms of this JOA.

H.            Production Infrastructure. The parties have agreed to construct the “Production Infrastructure as set forth in the Acreage Earning Agreement. The planning and construction of the Production Infrastructure shall be considered to be Major Construction for the purposes of calculating the Overhead rates pursuant to the term of the Accounting Procedure – Joint Operations attached as Exhibit C.

17(b)

EXHIBIT “A”

Attached to and made a part of that certain Operating Agreement dated January 27, 2006, by and between Noble Energy, Inc.,

as Operator, and Teton DJ LLC, as Non-Operator

1.             Description of Lands Subject to this Agreement

Chundy Complex,  Chase and Dundy Counties, Nebraska; Sedgwick and Yuma Counties, Colorado

Township  6  North, Range 39 West, 6th P.M. - ALL

Township  6  North, Range 40 West, 6th P.M. - ALL

Township  6  North, Range 41 West, 6th P.M. - ALL

Township  6  North, Range 42 West, 6th P.M. – (Chase Co., NE) Sections 1,2,11-14,23-26,35-36

Township  6  North, Range 42 West, 6th P.M. - (Sedgwick Co., CO) Sections 4-9,16-21,28-33

Township  5  North, Range 39 West, 6th P.M. - ALL

Township  5  North, Range 40 West, 6th P.M. - ALL

Township  5  North, Range 41 West, 6th P.M. - ALL

Township  5  North, Range 42 West, 6th P.M. - (Chase Co., NE) Sections 1,2,11-14,23-26,35-36

Township  5  North, Range 42 West, 6th P.M. - (Yuma Co., CO) Sections 5-8,17-20,29-32

Township  4  North, Range 40 West, 6th P.M. - ALL

Township  4  North, Range 41 West, 6th P.M. - ALL

Township  4  North, Range 42 West, 6th P.M. - (Dundy Co., NE) Sections 1-3,10-15,22-27,34-36

Township  4  North, Range 42 West, 6th P.M. - (Yuma Co., CO) Sections 3-10,15-22,27-34

Township  3  North, Range 40 West, 6th P.M. - Sections 4-9,16-21,28-33

Township  3  North, Range 41 West, 6th P.M. - ALL

Township  3  North, Range 42 West, 6th P.M. - (Dundy Co., NE) Sections 1-3,10-15,22-27,34-36

Township  3  North, Range 42 West, 6th P.M. - (Yuma Co., CO) Sections 3-10, 15-22,27-

2.             Restrictions as to Depths, Formations or Substances

There are no restrictions as to depths, formations or substances.

3.             Parties to this Agreement

Noble Energy, Inc.
1625 Broadway, Suite 2000
Denver, CO 80202
Telephone:	303-228-4000
Fax:	303-228-4280

Teton DJ LLC
410 17th Street, Suite 1850
Denver, CO 80202
Telephone:	303-565-4604
Fax:	303-565-4606

4.             Percentage Working Interests of the Parties (Subject to the terms of the Acreage Earning Agreement)

Noble Energy, Inc.	75.00%
Teton Energy Corporation	25.00%

5.             Oil and Gas Leases subject to this Agreement

See attached Exhibits A-1, A-2 and A-3 to the extent the leases are included in the Chundy Complex. (A Chundy Complex lease schedule will be substituted when completed.)

ARTICLE XVI

ADDITIONAL PROVISIONS

A.            Acreage Earning Agreement. This Model Form Operating Agreement (“JOA”) is executed pursuant to the terms of the Acreage Earning Agreement dated effective December 31, 2005 between Noble Energy, Inc. and Teton Energy Corporation (the “Acreage Earning Agreement”). If there is a conflict between the terms of the JOA and the Acreage Earning Agreement, the terms of the Acreage Earning Agreement shall control to the extent of the conflict.

B.            Disbursement of Royalty and Other Burdens/Taking in Kind

1.             Selling Production Under the Terms of the JOA. If the non-operating working interest owners elect not to take their share of Oil and Gas in kind, Operator agrees to market such non-operators share of Oil and Gas on the same terms and conditions that Operator receives for its share of Oil and Gas. Operator further agrees to disburse all revenues attributable to the non operator’s Oil and Gas to the non-operator and the owners of royalty, overriding royalty, production payment or other similar burdens; provided however, in that event, Operator will use its commercially reasonable efforts to make disbursements correctly, but will be liable for incorrect disbursements only in the event of gross negligence or willful misconduct.

2.             Taking in Kind. Under the provisions of Article VI. G. of this JOA, if any party elects to take in kind or separately dispose of its proportionate share of Oil and Gas produced from the Contract Area, the other party expressly disclaims responsibility for the disbursement of revenues to any royalty, overriding royalty, production payment or other burdens out of the working interest. Operator agrees to provide, without cost to Non-Operator, a 100 percent division of interest to each working interest owner and first purchaser after receipt of a division order title opinion, and updated ownership information thereafter as may be compiled in the normal course of business, sufficient to all the parties to determine the manner in which revenue distributions should be made. Notwithstanding Article VII.F. of this JOA, if a Non-Operator separately disposes of its production, it shall be entitled to withhold all estimated taxes on production and Operator and others will not be entitled to withhold taxes for such periods. Non-Operator shall tender such withheld funds to Operator within 60 days such taxes are due and payable.

C.            Volume Pricing and Discounts. In addition to the terms set forth in the attached Exhibit “C”, COPAS Accounting Procedure, Joint Operations, if Operator receives a volume discount or other price reduction for any operations conducted or for any goods purchased, Non-Operator shall be entitled to such discount or reduction.

D.            Supplemental Authorizations. As to any operations which may be proposed under Articles VI and VII herein the Proposing Party will furnish detailed Authority for Expenditures (AFEs) for each proposed operation.

E.             Order of Election. The parties agree that an election by any party hereto to complete a well at the original objective depth or horizon of any operations conducted hereunder, whether such operation be the drilling of a new well or the re-entering, deepening, sidetracking or plugging back of a well, shall take precedence over an election to complete a well at a lesser depth than the original objective depth or drill the well to a deeper depth. No well capable of producing in paying quantities shall be plugged back, reworked or deepened without the consent of 100% of the applicable working interest ownership.

17(a)

F.             Insurance. Except as provided in Exhibit “D”, all damage or injury to the Contract Area and property thereon shall be borne by the parties hereto in proportion to their cost bearing interest at the time of the damage or injury. The liability, if any, of the parties hereto in damages for claims growing out of personal injury to or destruction of property of third parties resulting from operations conducted hereunder shall be borne in proportion to their cost bearing interests in the Contract Area at the time of the incident or action giving rise to the liability. Each party individually may acquire such insurance as it deems proper to protect itself against such claims.

G.            The Earning Wells. As set forth in the Acreage Earning Agreement, Noble has agreed to drill 20 wells to Target Depth as more particularly set forth in the Acreage Earning Agreement. Noble’s failure to drill the Earning Wells is addressed in the Acreage Earning Agreement and not in the terms of this JOA.

H.            Production Infrastructure. The parties have agreed to construct the “Production Infrastructure as set forth in the Acreage Earning Agreement. The planning and construction of the Production Infrastructure shall be considered to be Major Construction for the purposes of calculating the Overhead rates pursuant to the term of the Accounting Procedure – Joint Operations attached as Exhibit C.

17(b)

EXHIBIT “A”

Attached to and made a part of that certain Operating Agreement dated January 27, 2006, by and between Noble Energy, Inc.,

as Operator, and Teton DJ LLC, as Non-Operator

1.             Description of Lands Subject to this Agreement

East Big Springs Complex – Keith, Duell and Perkins Counties, Nebraska and Sedgwick County, Colorado

Township 15 North, Range 40 West, 6th P.M. - ALL

Township 15 North, Range 41 West, 6th P.M. - ALL

Township 14 North, Range 40 West, 6th P.M. - ALL

Township 14 North, Range 41 West, 6th P.M. - ALL

Township 13 North, Range 40 West, 6th P.M. - ALL

Township 13 North, Range 41 West, 6th P.M. - ALL

Township 12 North, Range 40 West, 6th P.M. - Sections 1-21, 28-33

Township 12 North, Range 41 West, 6th P.M. - ALL

Township 12 North, Range 42 West, 6th P.M. - (Duell Co., NE) Sections 1-3,10-15,22-24

Township 12 North, Range 42 West, 6th P.M. - (Sedgwick Co., CO) Sections 19,20,29-32 (ALL)

Township 12 North, Range 43 West, 6th P.M. - (Sedgwick Co., CO) Sections 23-26,35,36

Township 11 North, Range 41 West, 6th P.M. - ALL

Township 11 North, Range 42 West, 6th P.M. - (Sedgwick Co., CO) Sections 5-8,17-20,29-32(ALL)

Township 11 North, Range 43 West, 6th P.M. - (Sedgwick Co., CO) Sections 1,2,11-14,23-26,35,36

Township 10 North, Range 42 West, 6th P.M. - (Sedgwick Co., CO) Sections 5,6

Township 10 North, Range 43 West, 6th P.M. - (Sedgwick Co., CO) Sections 1,2

2.             Restrictions as to Depths, Formations or Substances

There are no restrictions as to depths, formations or substances.

3.             Parties to this Agreement

Noble Energy, Inc.
1625 Broadway, Suite 2000
Denver, CO 80202
Telephone:	303-228-4000
Fax:	303-228-4280

Teton DJ LLC
410 17th Street, Suite 1850
Denver, CO 80202
Telephone:	303-565-4604
Fax:	303-565-4606

4.             Percentage Working Interests of the Parties (Subject to the terms of the Acreage Earning Agreement)

Noble Energy, Inc.	75.00%
Teton Energy Corporation	25.00%

5.             Oil and Gas Leases subject to this Agreement

See attached Exhibits A-1, A-2 and A-3 to the extent the leases are included in the East Big Springs Complex. (An East Big Springs Complex lease schedule will be substituted when completed.)

Exhibit “A-1” - Low NRI Leases

ACREAGE EARNING AGREEMENT

Apollo Lease #		Lessor	Lessee	Lease Effective Date	Recording Data	Expiration Date	County	Description	Lessor Interest (All Tracts)		New Gross	New Added Gross	New Net Acres	Total Annual Rental	Net Revenue Interest
12858	B	Robert Dean Wilson, a married man dealing in his sole and separate property, an Heir to the Estate of Mabel Wilson, deceased	LoneTree Energy, Inc.	03/29/00	60-243	03/29/10	Perkins	Township 10 North, Range 39 West, 6th P.M. Section 35: S/2	16.67%		320.00	0.00000	53.33440	$0.00	80%
12858	C	James Clyde Wilson, a married man dealing in his sole and separate property, an heir to the Estate of Mabel Wilson, deceased	LoneTree Energy, Inc.	03/29/00	60-241	03/29/10	Perkins	Township 10 North, Range 39 West, 6th P.M. Section 35: S2	16.67%		320.00	0.00000	53.33440	$0.00	80%
12858	D	Kenneth Rex Wilson, a married man dealing in his sole and separate property, an heir to the Estate of Mable Wilson, deceased	LoneTree Energy, Inc.	03/29/00	60-242	03/29/10	Perkins	Township 10 North, Range 39 West, 6th P.M. Section 35: S2	16.67%		320.00	0.00000	53.33440	$0.00	80%
12972		Jane Svoboda, a single woman	Apollo Energy, LLC	09/10/03	63-253	09/10/08	Perkins	Township 12 North, Range 40 West, 6th P.M. Section 24: SE	100.00%		160.47	160.47000	160.47000	$0.00	79.50%
13008		State of Nebraska # 7249	Apollo Energy, LLC	11/14/03	16-295	11/14/08	Chase	Township 5 North, Range 41 West, 6th P.M. Section 16: All	100.00%		640.00	640.00000	640.00000	$1,280.00	79.50%
13009		State of Nebraska # 7257	Apollo Energy, LLC	11/14/03	36-183	11/14/08	Dundy	Township 4 North, Range 41 West, 6th P.M. Section 16: All	100.00%		639.48	639.48000	639.48000	$1,278.96	79.50%
13038		Frank B. Svoboda and Anne Marie Svoboda, husband and wife	Apollo Energy, LLC	11/12/03	64-29	11/12/08	Perkins	Township 11 North, Range 40 West, 6th P.M. Section 10: N2	100.00%		304.01	304.01000	304.01000	$0.00	79.50%
13073		Donald A. Welch and Cassie L. Welsh, husband and wife	LoneTree Energy, Inc.	05/14/00	76-222	05/14/10	Keith	Township 13 North, Range 36 West, 6th P.M. Section 21: A 5.00 acre tract conveyed by Deed recorded in Book 59 Deeds, Page 213 described as beginning at a point on the East line of the Northeast Quarter (NE/4) of Section Twenty-one (21) at a distance S 0degrees 00 minutes E 1527.54 feet from the Northeast corner thereof; thence, along said East line, S 0 degrees 00 minutes E 514.20 feet; thence, N 90 degrees 00 minutes W 425.00 feet; thence N 0 degrees 19 minutes E 514.20 feet; thence N 90 degrees 00 minutes E 422.14 feet to the point of beginning.	100.00%		5.00	5.00000	5.00000	$0.00	80%
13074	A	Victor W. Haarberg and M. Kathleen Haarberg, individually, and as husband and wife	LoneTree Energy, Inc.	02/12/01	15-301	02/12/06	Chase	Tract 1 Township 5 North, Range 37 West, 6th P.M. Section 34: E/2, SW4 Tract 2 Township 5 North, Range 37 West, 6th P.M. Section 35: W/2	TR 1-100 TR 2-50	% %	800.00	800.00000	640.00000	$0.00	80%
13074	B	Jon S. Haarberg and Reita Haarberg, husband and wife	LoneTree Energy, Inc.	02/12/01	15-298	02/12/06	Chase	Township 5 North, Range 37 West, 6th P.M. Section 35: W/2	50.00%		320.00	0.00000	160.00000	$0.00	80%
13075		Victor W. Haarberg and Mary Kathleen Haarberg, Individually and as husband and wife	LoneTree Energy, Inc.	07/12/01	15-330	07/12/06	Chase	Township 5 North, Range 37 West, 6th P.M. Section 22: E/2	100.00%		320.00	320.00000	320.00000	$0.00	80%
13076		Ronald Hanson and Marily Hanson, individually, and as husband and wife	LoneTree Energy, Inc.	08/02/01	15-321	08/02/06	Chase	Township 5 North, Range 37 West, 6th P.M. Section 35: SE4	100.00%		160.00	160.00000	160.00000	$0.00	80%
13077		Milo Smith, also known as Milo Orson Smith, a single man	LoneTree Energy, Inc.	04/04/00	60-238	04/04/10	Perkins	Township 9 North, Range 39 West, 6th P.M. Section 24: W2NE4	100.00%		80.24	80.24000	80.24000	$0.00	80%
13078	A	Kenneth E. Goertzen, a married man dealing in his sole and separate property	LoneTree Energy, Inc.	04/14/00	60-216	04/14/10	Perkins	Township 9 North, Range 39 West, 6th P.M. Section 24: S2	33.33%		322.69	322.69000	107.56333	$0.00	80%
13078	C	Ardean R. Goertzen, a married man dealing in his sole and separate property	LoneTree Energy, Inc.	04/14/00	60-214	04/14/10	Perkins	Township 9 North, Range 39 West, 6th P.M. Section 24: S2	33.33%		322.69	0.00000	107.56334	$0.00	80%
13078	B	Donald L. Goertzen, a married man dealing in his sole and separate property.	LoneTree Energy, Inc.	04/14/00	60-215	04/14/10	Perkins	Township 9 North, Range 39 West, 6th P.M. Section 24: S/2	33.33%		322.69	0.00000	107.56333	$0.00	80%
13083	A	Charles V. Sheldon, a married man dealing in his sole and separate property	LoneTree Energy, Inc.	07/17/00	93-97	07/17/10	Dundy	Township 4 North, Range 41 West, 6th P.M. Section 2: SE4 Section 11: NE4	16.67%		320.00	320.00000	53.32800	$0.00	80%
13083	B	Harold Sheldon, a married man dealing in his sole and separate property	LoneTree Energy, Inc.	07/17/00	33-338	07/17/10	Dundy	Township 4 North, Range 41 West, 6th P.M. Section 2: SE4 Section 11: NE4	16.67%		320.00	0.00000	53.32800	$0.00	80%
13085		Daniel D. Mullanix and Janie Mullanix, husband and wife	LoneTree Energy, Inc.	03/17/00	15-90	03/17/10	Chase	Township 8 North, Range 39 West, 6th P.M. Section 27: E2 Section 34: N2, SE4	100.00%		800.00	800.00000	800.00000	$800.00	80%
13086		Howard Surber and Norma Surber, Individually and as husband and wife	LoneTree Energy, Inc.	03/19/00	15-96	03/19/10	Chase	Township 7 North, Range 39 West, 6th P.M. Section 4: Lots 3,4, S2NW4 Section 5: Lots 1,2,3,4, S2N2	100.00%		477.31	477.31000	477.31000	$477.31	80%
13087		Leaveta Bremer, a widow and Jerry D. Bremer and Jean Bremer, individually and as husband and wife	LoneTree Energy, Inc.	03/17/00	15-71	03/17/10	Chase	Township 7 North, Range 39 West, 6th P.M. Section 5: SW4 Section 8: W2E2, W2	100.00%		640.00	640.00000	640.00000	$640.00	80%
13088		Joe Weiss, Successor Trustee of the George L. Weiss and Goldie G. Weiss Trust, dated July 17, 1990	LoneTree Energy, Inc.	03/19/00	15-99	03/19/10	Chase	Township 7 North, Range 39 West, 6th P.M. Section 4: NE4 Township 8 North, Range 39 West, 6th P.M. Section 33: S2SE4	100.00%		238.77	238.77000	238.77000	$240.00	80%
13089		Jerry D. Whips, a widower	LoneTree Energy, Inc.	03/18/00	15-102	03/18/10	Chase	Township 8 North, Range 39 West, 6th P.M. Section 27: W2 Section 28: NE4	100.00%		480.00	480.00000	480.00000	$480.00	80%

1

Apollo Lease #		Lessor	Lessee	Lease Effective Date	Recording Data	Expiration Date	County	Description	Lessor Interest (All Tracts)		New Gross	New Added Gross	New Net Acres	Total Annual Rental	Net Revenue Interest
13090		Daniel Kunnemann, a single man	LoneTree Energy, Inc.	05/03/00	15-81	05/03/10	Chase	Township 7 North, Range 39 West, 6th P.M. Section 7: NE4	100.00%		160.00	160.00000	160.00000	$160.00	80%
13091	A	Marlon K. Kunnemann and Deborah K. Kunnemann, individually and as husband and wife, and Myron K. Kunnemann, a single man	LoneTree Energy, Inc.	05/04/00	15-87	05/04/10	Chase	Township 7 North, Range 39 West, 6th P.M. Section 5: SE4	50.00%		160.00	160.00000	80.00000	$80.00	80%
13095		Kermit T. Schilke and Doris J. Schilke, individually and as husband and wife	LoneTree Energy, Inc.	12/15/00	15-230	12/15/10	Chase	Township 8 North, Range 39 West, 6th P.M. Section 35: All	100.00%		640.00	640.00000	640.00000	$640.00	80%
13096		John P. Jaeger, a widower	LoneTree Energy, Inc.	02/13/01	15-221	02/13/06	Chase	Township 7 North, Range 39 West, 6th P.M. Section 6: SE4 Section 7: Lots 1 (40.98), 2 (41.22), 3 (41.46), 4 (41.70), E2W2	100.00%		485.36	485.36000	485.36000	$485.36	80%
13097		Marlon K. Kunnemann and Deborah K. Kunnemann, Individually, and as Husband and Wife, and Myron K. Kunnemann, a single person	LoneTree Energy, Inc.	01/10/01	15-224	01/10/06	Chase	Township 7 North, Range 39 West, 6th P.M. Section 8: E2E2	50.00%		160.00	160.00000	80.00000	$80.00	80%
13098		Orville Kunneman and Arleen Kunneman, Individually and as husband and wife	LoneTree Energy, Inc.	02/08/01	15-227	02/08/06	Chase	Township 7 North, Range 39 West, 6th P.M. Section 7: SE4 Section 19: SE4 Section 20: SW4	100.00%		480.00	480.00000	480.00000	$480.00	80%
13099		Stanley R. Smith, as Trustee of the Stanley R. Smith Trust dated October 15, 1999, and Shirley A. Smith, as Trustee of the Shirley A. Smith Trust dated October 15, 1999	LoneTree Energy, Inc.	02/08/01	15-233	02/08/06	Chase	Township 7 North, Range 39 West, 6th P.M. Section 19: NE4	100.00%		160.00	160.00000	160.00000	$160.00	80%
13100		Robert Brenden Barger and Margaret B. Barger, Individually, and as husband and wife	LoneTree Energy, Inc.	02/08/01	15-218	02/08/06	Chase	Township 7 North, Range 39 West, 6th P.M. Section 18: Lots 1 (41.58), 2 (41.93), 3 (41.99), 4 (42.07), E2W2, SE4 Section 19: Lots 1 (42.18), 2 (42.33), E2NW4, NE4SW4	100.00%		692.35	692.35000	692.35000	$692.09	80%
13101		Gilbert Brandt and Pauline Brandt, as Trustees of the Bilbert and Pauline Brand Trust, dated June 20, 1992	LoneTree Energy, Inc.	02/15/01	15-274	02/15/06	Chase	Township 7 North, Range 39 West, 6th P.M. Section 20: SE4 Section 28: SW4 Section 29: N2	100.00%		640.00	640.00000	640.00000	$640.00	80%
13102		Pflum Farms, Inc., a Nebraska Corporation	LoneTree Energy, Inc.	02/12/01	15-280	02/12/06	Chase	Township 7 North, Range 40 West, 6th P.M. Section 23: W2NE4, SE4, W2	100.00%		560.00	560.00000	560.00000	$560.00	80%
13103		Lloyd A. Pflum Jr., and Donna Pflum Individually and has husband and wife	LoneTree Energy, Inc.	02/10/01	15-277	02/10/06	Chase	Township 7 North, Range 40 West, 6th P.M. Section 24: N2 Section 26: NE4	100.00%		480.43	480.43000	480.43000	$480.00	80%
13104		Terryberry Farms, Inc., a Nebraska Corporation	LoneTree Energy, Inc.	02/14/01	15-292	02/14/06	Chase	Township 7 North, Range 40 West, 6th P.M. Section 12: NE4 Section 24: E2W2SE4, E2SE4	100.00%		279.91	279.91000	279.91000	$280.00	80%
13105	A	John I. Schilke, a married person dealing in his sole and separate property	LoneTree Energy, Inc.	02/13/01	15-283	02/13/06	Chase	Township 7 North, Range 40 West, 6th P.M. Section 12: S2	50.00%		319.89	319.89000	159.94500	$160.00	80%
13105	B	Timothy T. Schilke, a married person dealing in his sole and separate property	LoneTree Energy, Inc.	02/13/01	15-286	02/13/06	Chase	Township 7 North, Range 40 West, 6th P.M. Section 12: S2	50.00%		319.89	0.00000	159.94500	$160.00	80%
13106	A	Terryberry Properties, Inc., a Nebraska Corporation	LoneTree Energy, Inc.	02/14/01	15-295	02/14/06	Chase	Tract 1 Township 7 North, Range 39 West, 6th P.M. Section 20: NW4 Township 7 North, Range 40 West, 6th P.M. Section 25: NW4 Tract 2 Township 7 North, Range 40 West, 6th P.M. Section 24: SW4 except an 8.03 acre tract loacted in the SW4, W2W2SE4 except a 3.00 acre cemetery tract located in the southwest corner of the SE4	TR 1-100 TR 2-50	% %	508.97	508.97000	414.48500	$414.49	80%
13107	A	Terryberry Farms, a General Partnership	LoneTree Energy, Inc.	02/14/01	15-289	02/14/06	Chase	Township 7 North, Range 40 West, 6th P.M. Section 24: an 8.03 acre tract located in the SW4 more fully described by metes and bounds in Deeds Book 27, Page 261	50.00%		8.03	8.03000	4.02000	$4.02	80%
13108		Steven H. Foley and Denise J. Foley, husband and wife	LoneTree Energy, Inc.	02/08/01	15-306	02/08/06	Chase	Township 7 North, Range 39 West, 6th P.M. Section 19: SE4SW4	100.00%		40.00	40.00000	40.00000	$40.00	80%
13109		Bremer and Greene Farms, Inc., a Nebraska Corporation	LoneTree Energy, Inc.	08/06/01	15-309	08/06/06	Chase	Township 7 North, Range 39 West, 6th P.M. Section 30: SE4	100.00%		156.90	156.90000	156.90000	$160.00	80%
13110	A	Jerome Lattimer and Glenda L. Lattimer, husband and wife	LoneTree Energy, Inc.	08/13/01	15-312	08/13/06	Chase	Township 7 North, Range 39 West, 6th P.M. Section 19: Lots 3 and 4, also described as W2SW4	33.33%		85.13	85.13000	28.37666	$0.00	80%
13110	B	Eva La Rene Lytle, a widow and Sole Heir of the Estate of Archie W. Lytle, deceased	LoneTree Energy, Inc.	08/13/01	15-315	08/13/06	Chase	Township 7 North, Range 39 West, 6th P.M. Section 19: Lots 3 and 4, also described as W2SW4	33.33%		85.13	0.00000	28.37666	$0.00	80%
13110	C	Doyle D. Lytle and Gwen E. Lytle, husband and wife	LoneTree Energy, Inc.	08/13/01	15-324	08/13/06	Chase	Township 7 North, Range 39 West, 6th P.M. Section 19: Lots 3 and 4, also described as W2SW4	33.33%		85.13	0.00000	28.37666	$0.00	80%
13111		Steven E. Schilke and Deborah J. Schilke, husband and wife; Lois L. Schilke, a widow	LoneTree Energy, Inc.	10/04/01	15-327	10/04/06	Chase	Township 7 North, Range 39 West, 6th P.M. Section 20: NE4	100.00%		160.00	160.00000	160.00000	$0.00	80%

2

Apollo Lease #		Lessor	Lessee	Lease Effective Date	Recording Data	Expiration Date	County	Description	Lessor Interest (All Tracts)	New Gross	New Added Gross	New Net Acres	Total Annual Rental	Net Revenue Interest
13112	A	Diann L. Schilke, as Trustee of the Diann L. Schilke Trust, dated February 14, 1997	LoneTree Energy, Inc.	12/07/01	15-390	12/07/06	Chase	Township 7 North, Range 40 West, 6th P.M. Section 13: N2	50.00%	320.00	320.00000	160.00000	$0.00	80%
13112	B	Larry J. Schilke, as Trustee of the Larry J. Schilke Trust, dated February 14, 1997	LoneTree Energy, Inc.	12/07/01	15-386	12/07/06	Chase	Township 7 North, Range 40 West, 6th P.M. Section 13: N2	50.00%	320.00	0.00000	160.00000	$0.00	80%
13113		Dale A. Large and Sylvia A. Large, husband and wife	LoneTree Energy, Inc.	12/17/01	15-383	12/17/06	Chase	Township 7 North, Range 39 West, 6th P.M. Section 30: Lots 1,2, E2NW4, NE4, less and except a 12.09 acre tract in the E/2NW4, more particularly described in Miscellaneous Book 10, Page 324	100.00%	313.91	313.91000	313.91000	$0.00	80%
13114	A	Bernice E. Haggard, a widow, by James E. Haggard, Attorney in Fact	LoneTree Energy, Inc.	03/19/00	15-74	03/19/10	Chase	Township 7 North, Range 39 West, 6th P.M. Section 9: E2, SW4 Section 10: SW4	50.00%	640.00	640.00000	320.00000	$320.00	80%
13114	B	James E. Haggard and Kenneth W. Haggard, Trustees of the Wendell F. Haggard Family Trust	LoneTree Energy, Inc.	03/19/00	15-77	03/19/10	Chase	Township 7 North, Range 39 West, 6th P.M. Section 9: E2, SW4 Section 10: SW4	50.00%	640.00	0.00000	320.00000	$320.00	80%
13115		Bremer & Greene Farms, Inc., a Nebraska Corporation	LoneTree Energy, Inc.	03/19/00	15-68	03/19/10	Chase	Township 7 North, Range 39 West, 6th P.M. Section 3: Lots 1,2,3,4, S2N2,S2	100.00%	638.28	638.28000	638.28000	$638.28	80%
13116		Kenneth H. Kunnemann and Kathryn C. Kunnemann, individually and as husband and wife	LoneTree Energy, Inc.	04/25/00	15-84	04/25/10	Chase	Township 7 North, Range 39 West, 6th P.M. Section 10: S2NW4	100.00%	80.00	80.00000	80.00000	$80.00	80%
13117		Wilbur D. Nelson and Shirley F. Nelson, individually and as husband and wife	LoneTree Energy, Inc.	05/01/00	15-93	05/01/10	Chase	Township 7 North, Rnage 39 West, 6th P.M. Section 4: SE4, less and except a tract of land in the SE4SE4, more particularly described in that certain Deed from Sarah Imig and William Imig et-al, as Grantors to David L. Anderson and Judy E. Anderson, husband and wife, Grantees, dated 7/19/96 and recorded in the County records of Chase County, Nebraska, in Book 36 at Page 2	100.00%	155.05	155.05000	155.05000	$155.05	80%
13125		Frank B. Svoboda and Anne Marie Svoboda, husband and wife	Apollo Energy, LLC	11/06/03	63-334	11/06/08	Perkins	Township 11 North, Range 39 West, 6th P.M. Section 7: NE4	100.00%	160.69	160.69000	160.69000	$0.00	79.50%
13147		I.F. LLC, a Nebraska Limited Liability Company	Apollo Energy, LLC	01/28/04	64-30	01/28/09	Perkins	Township 11 North, Range 41 West, 6th P.M. Section 21: SW4	100.00%	159.58	159.58000	159.58000	$0.00	79.50%
13149	A	Gerald Ambrosek and Eva E. Ambrosek, husband and wife	Thomas B. Lee (Locator’s Oil and Gas, Inc.)	02/07/75	36-671	02/07/85 (HBP)	Dundy	Township 4 North, Range 40 West, 6th P.M. Section 6: SE4 Limited to and include those horizons from the surface of the Earth down to the stratigraphic equivalent of 150 feet below the top of the Niobrara formation as found in the Lion Oil Company #1 Earl well located in the NE4NE4 of Section 1, Township 4 North, Range 41 West, 6th P.M., Dundy County, Nebraska (top of the Niobrara formation in said well being defined as 1,896 feet subsurface)	100%	160.00	160.00	80.00000	$320.00	78%

3

Apollo Lease #		Lessor	Lessee	Lease Eff Date	Recording Data Book - Page	Exp Date	County, State	Description	Lessor Interest (All Tracts)		New Gross	New Added Gross	New Net Acres	Total Annual Rental
12826		Imogene Welch and Donald F. Welch, wife and husband	Apollo Energy, LLC	03/04/03	35-460	03/04/08	Dundy	Township 4 North, Range 40 West, 6th P.M. Section 8: S2SW4, SE4	100.00%		240.00000	240.00000	240.00000	$0.00
12830	A	Kent Kroeker and Rhonda Kroeker, husband and wife	Apollo Energy, LLC	03/19/03	62-192	03/19/08	Perkins	Township 10 North, Range 39 West, 6th P.M. Section 24: SW4 less a 5.209 acre tract described in Book 59, Page 42	50.00%		154.79000	154.79000	77.39550	$77.40
12830	B	Kenneth Lee, aka Kenneth W. Lee, General Partner of Lee Children Limited Partnership and as President of K&E Lee Family Corporation as General Partner of Lee Children Limited Partnership	Apollo Energy, LLC	03/17/03	62-193	03/17/08	Perkins	Township 10 North, Range 39 West, 6th P.M. Section 24: SW4 less a 5.209 acre tract described in Book 59, Page 42	50.00%		154.79000	0.00000	77.39950	$77.40
12831		Lucille L. Richmond, Trustee of the Floyd K. Richmond Trust	Apollo Energy, LLC	05/16/03	62-194	05/16/08	Perkins	Township 9 North, Range 39 West, 6th P.M. Section 4: NE Township 11 North, Range 38 West, 6th P.M. Section 31: SE	100.00%		312.97000	312.97000	312.97000	$320.00
12832		Bill D. Richmond, also known as Bill Richmond and Billy D. Richmond, and Carmen M. Richmond, husband and wife	Apollo Energy, LLC	03/25/03	62-195	03/25/08	Perkins	Tract 1 Township 9 North, Range 39 West, 6th P.M. Section 4: S2 Section 9: NW4, SE4 Township 10 North, Range 39 West, 6th P.M. Section 11: W2, W2NE4 Section 33: SE4 Township 11 North, Range 38 West, 6th P.M. Section 32: SW4 Tract 2 Township 10 North, Range 39 West, 6th P.M. Section 10: East 100 acres of SE4 Tract 3 Township 10 North, Range 39 West, 6th P.M. Section 14: Portion of NW4 lying North of RR Section 15: Portion of NE4 lying North of RR	TR 1-100 TR 2-50 TR 3-96.875	% % %	1,650.75000	1,650.75000	1,592.69900	$1,434.58
12833	A	Don Hajek, General Partner of Hajek Partnership	Apollo Energy, LLC	03/28/03	62-196	03/28/08	Perkins	Tract 1 Township 9 North, Range 38 West, 6th P.M. Section 5: NW4 Township 10 North, Range 38 West, 6th P.M. Section 32: SE4 Tract 2 Township 10 North, Range 39 West, 6th P.M. Section 27: SW4 Section 34: NW4	TR 1-100 TR 2-50	% %	638.94000	638.94000	476.76500	$474.38
12834	A	John E. Sexson and Ardith L. Sexson, Husband and Wife	Apollo Energy, LLC	03/17/03	62-197	03/17/08	Perkins	Township 10 North, Range 39 West, 6th P.M. Section 27: NW4	25.00%		162.58000	162.58000	40.64500	$40.00
12835	A	Willie Mizner, dealing on his own life estate and as Trustee of Willie Mizner Trust	Apollo Energy, LLC	03/17/03	62-198	03/17/08	Perkins	Township 10 North, Range 39 West, 6th P.M. Section 34: SW4	50.00%		159.72000	159.72000	79.86000	$80.00
12836		Charles C. Milner, a single man	Apollo Energy, LLC	04/02/03	62-199	04/02/08	Perkins	Township 10 North, Range 39 West, 6th P.M. Section 33: N2	100.00%		321.75000	321.75000	321.75000	$320.00
12837		Charles C. Milner, a single man	Apollo Energy, LLC	04/02/03	62-200	04/02/08	Perkins	Township 10 North, Range 38 West, 6th P.M. Section 15: That portion of N2 lying South of State Highway 23 as more fully described in Book 56, Page 69	100.00%		273.26000	273.26000	273.26000	$273.00
12838		Nebraska and Western Co., a Nebraska Corporation	Apollo Energy, LLC	04/07/03	35-88	04/07/08	Dundy	Township 3 North, Range 40 West, 6th P.M. Section 6: SW4 Section 7: NW4 Township 3 North, Range 41 West, 6th P.M. Section 1: SE4 Section 11: E2 Section 12: NE4, E2NW4, S2	100.00%		1,380.99000	1,380.99000	1,380.99000	$1,380.99
12839		Robert L. Seward, a married man dealing on his own separate non-homestead property	Apollo Energy, LLC	04/06/03	35-84	04/06/08	Dundy	Township 3 North, Range 41 West, 6th P.M. Section 10: That portion of the SE4 lying East of County road as presently laid out and traveled Section 11: NW4, W2W2W2SW4	100.00%		335.00000	335.00000	335.00000	$335.00
12840	A	Robert L. Seward, a married man dealing on his own separate non-homestead property	Apollo Energy, LLC	04/06/03	35-86	04/06/08	Dundy	Township 4 North, Range 41 West, 6th P.M. Section 8: W2NE4, W2, SE4 Section 17: NE4	25.00%		720.00000	720.00000	180.00000	$180.00

Apollo Lease #		Lessor	Lessee	Lease Eff Date	Recording Data Book - Page	Exp Date	County, State	Description	Lessor Interest (All Tracts)		New Gross	New Added Gross	New Net Acres	Total Annual Rental
12841		Bruce D. Young, also known as Bruce Young, and Donna R. Young, also known as Donna Young, husband and wife	Apollo Energy, LLC	04/04/03	62-201	04/04/08	Perkins	Township 10 North, Range 38 West, 6th P.M. Section 20: SE Section 21: E2 Section 30: Lots 1 and 2, E2NW Township 11 North, Range 38 West, 6th P.M. Section 20: NW	100.00%		800.28000	800.28000	800.28000	$790.85
12842		Leo J. Colson, a married man dealing on his own separate non-homestead property	Apollo Energy, LLC	04/03/03	62-202	04/03/08	Perkins	Township 10 North, Range 38 West, 6th P.M. Section 19: Lots 3 and 4, E2SW4	100.00%		166.99000	166.99000	166.99000	$162.74
12843		Jimmie D. Kemling, also known as Jim D. Kemling and Jim Kemling, and Starlene M. Kemling, also known as Starlene Kemling, husband and wife	Apollo Energy, LLC	04/08/03	62-203	04/08/08	Perkins	Township 10 North, Range 38 West, 6th P.M. Section 19: E2	100.00%		318.69000	318.69000	318.69000	$320.00
12844		Calvin J. Young and Irma Young, also known as Irma M. Young, husband and wife	Apollo Energy, LLC	04/04/03	62-204	04/04/08	Perkins	Township 10 North, Range 38 West, 6th P.M. Section 30: E2	100.00%		318.04000	318.04000	318.04000	$320.00
12845		Donald Michael Svoboda, a married man dealing in his sole and separate property	Apollo Energy, LLC	03/01/03	62-205	03/01/08	Perkins	Township 10 North, Range 39 West, 6th P.M. Section 27: E2	100.00%		328.30000	328.30000	328.30000	$0.00
12846		George L. Seward and Debra D. Seward, husband and wife	Apollo Energy, LLC	04/17/03	35-82	04/17/08	Dundy	Township 3 North, Range 41 West, 6th P.M. Section 7: E2 Section 18: Lots 1,2,3,4, E2	100.00%		849.64000	849.64000	849.64000	$849.64
12847		George L. Seward and Debra D. Seward, husband and wife	Apollo Energy, LLC	04/17/03	35-74	04/17/08	Dundy	Township 3 North, Range 41 West, 6th P.M. Section 9: N2NW4, S2SW4	100.00%		160.00000	160.00000	160.00000	$160.00
12848		George L. Seward and Debra D. Seward, husband and wife	Apollo Energy, LLC	04/17/03	35-76	04/17/08	Dundy	Township 3 North, Range 41 West, 6th P.M. Section 31: Lots 3 and 4, E2	100.00%		418.80000	418.80000	418.80000	$418.80
12849		George L. Seward and Debra D. Seward	Apollo Energy, LLC	04/17/03	35-78	04/17/08	Dundy	Township 4 North, Range 40 West, 6th P.M. Section 29: SW4 Section 31: Lots 1 and 2, E2NW4, NE4, less and except a 4 acre tract	100.00%		482.34000	482.34000	482.34000	$483.30
12850		George L. Seward and Debra D. Seward, husband and wife	Apollo Energy, LLC	04/17/03	35-80	04/17/08	Dundy	Township 3 North, Range 42 West, 6th P.M. Section 1: Lots 1,2,3,4, S2N2, SE4 Section 12: NE4	100.00%		637.10000	637.10000	637.10000	$637.10
12852		George L. Seward and Debra D. Seward, husband and wife	Apollo Energy, LLC	04/17/03	35-66	04/17/08	Dundy	Township 4 North, Range 41 West, 6th P.M. Section 27: That part of SW4 lying West of County Road Section 28: SE4	75.00%		239.00000	239.00000	179.25000	$179.25
12853		George L. Seward and Debra D. Seward, husband and wife	Apollo Energy, LLC	04/17/03	35-68	04/17/08	Dundy	Tract 1 Township 4 North, Range 41 West, 6th P.M. Section 22: E2NW, NE Section 23: W2, W2NE4 Tract 2 Township 4 North, Range 41 West, 6th P.M. Section 22: W2NW	TR 1-100 TR 2-25	% %	720.00000	720.00000	660.00000	$660.00
12854		George L. Seward and Debra D. Seward, husband and wife	Apollo Energy, LLC	04/17/03	35-70	04/17/08	Dundy	Tract 1 Township 4 North, Range 41 West, 6th P.M. Section 33: SE, E2SW4 Tract 2 Township 4 North, Range 41 West, 6th P.M. Section 33: NE Section 34: That part of NW4 lying West of County Road	TR 1-100 TR 2-75	% %	536.85000	536.85000	459.71000	$459.73
12855		George L. Seward and Debra D. Seward, husband and wife	Apollo Energy, LLC	04/17/03	35-72	04/17/08	Dundy	Township 3 North, Range 40 West, 6th P.M. Section 6: Part of NW4 more fully described in Book 50, Page 18 Township 3 North, Range 41 West, 6th P.M. Section 1: Lots 1 and 2, S2NE4	100.00%		305.34000	305.34000	305.34000	$305.34
12856		Robert L. Seward, a married man dealing in his own separate non-homestead property	Apollo Energy, LLC	04/17/03	35-64	04/17/08	Dundy	Township 3 North, Range 41 West, 6th P.M. Section 10: NE4 less 2.06 acres more fully described in Book 40, Page 68	100.00%		157.94000	157.94000	157.94000	$157.94
12858	A	Richmond Farms, Inc., A Nebraska Corporation	Apollo Energy, LLC	03/25/03	62-206	03/25/08	Perkins	Tract 1 Township 9 North, Range 39 West, 6th P.M. Section 2: All Section 3: All Township 10 North, Range 39 West, 6th P.M. Section 35: S2, a five sided tract in NW4 more fully described in Book 38, Page 390 Tract 2 Township 10 North, Range 39 West, 6th P.M. Section 34: E2	TR 1-100 TR 2-50	% %	1,926.02000	1,926.02000	1,607.02000	$1,612.88

Apollo Lease #		Lessor	Lessee	Lease Eff Date	Recording Data Book - Page	Exp Date	County, State	Description	Lessor Interest (All Tracts)		New Gross	New Added Gross	New Net Acres	Total Annual Rental
12860		Richard H. Hoch, President of and Sole Successor of Eagle Oil & Gas Company, Inc. and Pioneer Oil & Gas, Inc., defunct Nebraska Corporations	Apollo Energy, LLC	04/22/03	35-110	04/22/08	Dundy	Township 4 North, Range 41 West, 6th P.M. A tract of land situated in the W2 of Section 17 and the W2 of Section 20, more fully described in Book 47 at Page 312 and including additional land in the NW4 of Section 29 more fully described in Book 47 at Page 309 in the records of Dundy County, Nebraska	100.00%		492.94870	492.94870	492.94870	$492.95
12861		5 W Inc., a Nebraska Corporation	Apollo Energy, LLC	04/22/03	35-60	04/22/08	Dundy	Township 3 North, Range 41 West, 6th P.M. Section 15: That part of the S2 lying West of the County Road as presently laid out and traveled Section 21: SE4 Section 22: N2, N2SE4, SW4	100.00%		1,012.00000	1,012.00000	1,012.00000	$1,012.00
12862		7 A Inc., a Nebraska corporation	Apollo Energy, LLC	04/23/03	35-62	04/23/08	Dundy	Township 4 North, Range 40 West, 6th P.M. Section 3: Lot 4(30.48), SW4NW4, W2SW4, NE4SW4 Section 4: Lot 1(31.12), 2(31.89), 3(32.66), 4(33.43), S2NE4, S2NW4, S2 Section 5: Lot 1(34.23), 2(35.02), 3(35.81), 4(36.60), S2NE4, S2NW4, S2	100.00%		1,421.24000	1,421.24000	1,421.24000	$0.00
12863		7 A Inc., a Nebraska corporation	Apollo Energy, LLC	04/23/03	35-108	04/23/08	Dundy

Township 4 North, Range 40 West, 6th P.M.
Section 19:  That portion of the S2S2 lying east of the existing fence line which is located in the E2S2SW4
Section 29:  That portion of the NW4 lying West of the center of the County Road
Section 30:  That portion of Section 30 more particularly described as follows:  Refer to the SE corner of Section 30, T4N, R40W, as the point of beginning; Go thence North 00 degrees 26 minutes West along the East line of Section 30 for 5,287.26 feet; Go thence South 88 degrees 54 minutes West along the North line of Section 30 for 2,918.46 feet; Go thence South 01 degrees 34 minutes 01 second East along a fence line for 5,286.26 feet; Go thence North 88 degrees 55 minutes East along the South Line of Section 30 for 2,813.85 feet to the SE corner of Section 30 to the point of beginning.

									100.00%		560.49000	560.49000	560.49000	$0.00
12864	A	Beverly J. Kinney, dealing on her own behalf and as Trustee of Beverly J. Kinney Trust	Apollo Energy, LLC	03/20/03	62-207	03/20/08	Perkins	Tract 1 Township 10 North, Range 39 West, 6th P.M. Section 5: SW4 Section 28: NW4, S2 Tract 2 Township 10 North, Range 40 West, 6th P.M. Section 21: E2	TR 1-100 TR 2-50	% %	962.97000	962.97000	803.83500	$800.00
12864	B	Evan W. Kinney, a married man dealing on his own separate non-homestead property	Apollo Energy, LLC	03/22/03	62-208	03/22/08	Perkins	Township 10 North, Range 40 West, 6th P.M. Section 21: NE4	50.00%		159.17000	0.00000	79.58500	$80.00
12864	C	Bryan D. Kinney, a married man dealing on his own separate non-homestead property	Apollo Energy, LLC	03/22/03	62-209	03/22/08	Perkins	Township 10 North, Range 40 West, 6th P.M. Section 21: SE4	50.00%		159.10000	0.00000	79.55000	$80.00
12870		Michael Olson and Linda Shuster Olson, husband and wife	Apollo Energy, LLC	05/09/03	35-106	05/09/08	Dundy

Township 3 North, Range 40 West, 6th P.M.
Section 6:  Part of N2 more fully described in Book 48, Page 275 in the records of Dundy County.
Township 3 North, Range 41 West, 6th P.M.
Section 5:  Part of NE4 more fully described in Book 48, Page 126 in the records of Dundy County.
Township 4 North, Range 40 West, 6th P.M.
Section 31:  Part of S2 more fully described in records of Dundy County.
Section 32:  Part of SW4 more fully described in Book 48, Page 277 in the records of Dundy County.
Township 4 North, Range 41 West, 6th P.M.
Section 32:  Part of SE4 and Part of W2 more fully described in Book 48, Page 126 of records of Dundy County.

									100.00%		583.59800	583.59800	583.59800	$0.00
12871		Olson Livestock & Seed Inc., a Nebraska Corporation	Apollo Energy, LLC	05/09/03	35-102	05/09/08	Dundy	Township 4 North, Range 40 West, 6th P.M. Section 32: Part of SE4 more fully described in Book 52, Page 463 in the records of Dundy County.	100.00%		118.00000	118.00000	118.00000	$0.00
12872		Belva E. Olson, a widow, dealing on her own behalf and as Personal Representative of the Estate of Clifford E. Olson, deceased	Apollo Energy, LLC	05/09/03	35-104	05/09/08	Dundy	Township 4 North, Range 40 West, 6th P.M. Section 31: Part of S2 more fully described in Book 48, Page 281 in the records of Dundy County.	100.00%		156.40000	156.40000	156.40000	$0.00

Apollo Lease #		Lessor	Lessee	Lease Eff Date	Recording Data Book - Page	Exp Date	County, State	Description	Lessor Interest (All Tracts)		New Gross	New Added Gross	New Net Acres	Total Annual Rental
12873		Arthur L. Silvester, also known as Art Silvester, individually and as Trustee of the Mule’s Trust	Apollo Energy, LLC	05/07/03	16-192	05/07/08	Chase	Township 5 North, Range 40 West, 6th P.M. Section 4: Lots 1(40.35), 2(40.26), also described as N2NE4, S2NE4, SE4 Township 6 North, Range 40 West, 6th P.M. Section 34: SW4	100.00%		480.13000	480.13000	480.13000	$0.00
12874		Briggs Farms, Inc., a Nebraska Corporation	Apollo Energy, LLC	05/07/03	16-194	05/07/08	Chase	Township 8 North, Range 40 West, 6th P.M. Section 27: N2	100.00%		320.00000	320.00000	320.00000	$0.00
12875	A	George W. Gengenbach, a married man dealing in his sole and separate property	Apollo Energy, LLC	05/03/03	62-210	05/03/08	Perkins	Tract 1 Township 9 North, Range 38 West, 6th P.M. Section 19: NE Tract 2 Township 9 North, Range 38 West, 6th P.M. Section 6: Lots 1(38.42), 2(38.87), 3(39.32), 4(40.43), 5(40.60), S2NE, SENW Section 17: SW Township 9 North, Range 39 West, 6th P.M. Section 1: Lot 1(39.97), SENE, SE Section 24: NW	TR 1-100 TR 2-50	% %	1,038.73000	1,038.73000	598.87000	$598.81
12875	B	Randall R. Gengenbach and Mary Jo Gengenbach, individually, and as husband and wife	Apollo Energy, LLC	09/23/03	63-277	09/23/08	Perkins	Tract 1 Township 9 North, Range 38 West, 6th P.M. Section 7: Lots 1,2, E2NW4, NE4 Tract 2 Township 9 North, Range 39 West, 6th P.M. Section 24: NW4	TR 1-100 TR 2-50	% %	470.42000	309.50000	235.21000	$0.00
12876		Robert D. Milner, a married man dealing on his own separate non-homestead property, and Delmer Milner, dealing on his own behalf and as Trustee of the Delmer Milner Trust dated April 10, 1991, and Wilma R. Milner, dealing on her own behalf and as Trustee of the Wilma R. Milner Trust dated April 10, 1991	Apollo Energy, LLC	05/12/03	35-100	05/12/08	Dundy	Township 4 North, Range 42 West, 6th P.M. Section 1: Lots 3 & 4, S2NW4, SW4	100.00%		271.75000	271.75000	271.75000	$0.00
12877		Robert D. Milner, a married man dealing on his own separate non-homestead property, and Delmer Milner, dealing on his own behalf and as Trustee of the Delmer Milner Trust dated April 10, 1991, and Wilma R. Milner, dealing on her own behalf and as Trustee of the Wilma R. Milner Trust dated April 10, 1991.	Apollo Energy, LLC	05/12/03	16-196	05/12/08	Chase	Township 5 North, Range 41 West, 6th P.M. Section 31: Lots 1,2,3,4, E2NW, E2SW	100.00%		319.76000	319.76000	319.76000	$0.00
12878		Robert D. Milner, a married man dealing on his own separate non-homestead property, and Delmer Milner, dealing on his own behalf and as Trustee of the Delmer Milner Trust dated April 10, 1991, and Wilma R. Milner, dealing on her own behalf and as Trustee of the Wilma R. Milner Trust dated April 10, 1991.	Apollo Energy, LLC	05/12/03	16-198	05/12/08	Chase	Township 5 North, Range 42 West, 6th P.M. Section 35: Lots 1 (58.01), 2 (58.06), 3 (58.11), 4 (58.16), less and except a tract in Lots 1 and 2 being more particularly described as: Beginning at a point on the Colorado-Nebraska State line and the west line of Section 35 from which point the SW Corner of said Section 35 bears South 3867.68’, then from said Point of Beginning, North 500.00’, then East 500.00’, then South 500.00’, then West 500.00’ to said Point of Beginning, containing 5.379 acres, more or less.	100.00%		226.60100	226.60100	226.60100	$0.00
12879		Robert D. Milner, a married man dealing on his own separate non-homestead property, and Delmer Milner, dealing on his own behalf and as Trustee of the Delmer Milner Trust dated April 10, 1991, and Wilma R. Milner, dealing on her own behalf and as Trustee of the Wilma R. Milner Trust dated April 10, 1991	Apollo Energy, LLC	05/12/03	16-200	05/12/08	Chase	Township 5 North, Range 42 West, 6th P.M. Section 26: Lots 2-4	100.00%		172.71000	172.71000	172.71000	$0.00
12880		Robert D. Milner, a married man dealing on his own separate non-homestead property, and Delmer Milner, dealing on his own behalf and as Trustee of the Delmer Milner Trust dated April 10, 1991, and Wilma R. Milner, dealing on her own behalf and as Trustee of the Wilma R. Milner Trust dated April 10, 1991.	Apollo Energy, LLC	05/12/03	35-98	05/12/08	Dundy	Township 4 North, Range 42 West, 6th P.M. Section 2: Lots 1 (15.31), 2 (16.23), 3 (17.15), 4 (18.07) Section 3: Lots 1 (16.32), 2 (6.70)	100.00%		89.78000	89.78000	89.78000	$0.00

Apollo Lease #	Lessor	Lessee	Lease Eff Date	Recording Data Book - Page	Exp Date	County, State	Description	Lessor Interest (All Tracts)		New Gross	New Added Gross	New Net Acres	Total Annual Rental
12881	L. Dean Burtis, Trustee of the L. Dean Burtis Trust, dated April 25, 1990 and Roma Jean Burtis,Trustee of the Roma Jean Burtis Trust, dated April 25, 1990	Apollo Energy, LLC	05/13/03	16-218	05/13/08	Chase	Township 8 North, Range 40 West, 6th P.M. Section 25: All Section 26: E2 Section 35: NE4 Township 8 North, Range 39 West, 6th P.M. Section 30: Lot 1 (38.93), 2 (39.06), 3 (39.20), 4 (39.33), E2W2	100.00%		1,436.52000	1,436.52000	1,436.52000	$0.00
12882	Kenneth H. Kunnemann and Kathryn C. Kunneman, husband and wife	Apollo Energy, LLC	05/13/03	16-220	05/13/08	Chase	Township 8 North, Range 39 West, 6th P.M. Section 31: Lots 1 (39.43), 2 (39.49), 3 (39.55), 4 (39.61), E2W2, E2 Township 7 North, Range 40 West, 6th P.M. Section 2: Lots 1 (40.38), 2 (40.33), 3 (40.29), 4 (40.24), S2N2 Section 11: NE4 Township 7 North, Range 39 West, 6th P.M. Section 10: N2NW4	100.00%		1,199.32000	1,199.32000	1,199.32000	$0.00
12883	Valley View Ranch, Inc., a Nebraska Corporation, C/O Mr. Thomas L. Schroder	Apollo Energy, LLC	05/02/03	62-211	05/02/08	Perkins	Township 9 North, Range 38 West, 6th P.M. Section 7: Lots 3 (41.29), 4 (41.61), E2SW, SE Section 18: NE, Lots 1 (41.74, 2 (41.65), E2NW Township 9 North, Range 39 West, 6th P.M. Section 1: Lots 4 (39.82), SWNW, SW less and except a 3.4 acre tract and a 5.9 acre tract, being more particularly described in Book 37 of Deeds at Page 77; also less and except a 7.4 acre tract, being more particularly described in Book 37 of Deeds, at Page 79. Section 12: E2, SW Section 13: N2	100.00%		1,673.85000	1,673.85000	1,673.85000	$1,669.41
12884	Dale E. Kemling, a single man	Apollo Energy, LLC	05/16/03	62-157	05/16/08	Perkins	Township 10 North, Range 38 West, 6th P.M. Section 17: N2	100.00%		273.96000	273.96000	273.96000	$273.96
12885	Robert D. Milner, a married man dealing on his own separate non-homestead property, and Delmer Milner, dealing on his own behalf and as Trustee of the Delmer Milner Trust dated April 10, 1991, and Wilma R. Milner, dealing on her own behalf and as Trustee of the Wilma R. Milner Turst dated April 10, 1991.	Apollo Energy, LLC	05/12/03	16-202	05/12/08	Chase	Township 5 North, Range 42 West, 6th P.M. Section 25: All	100.00%		640.00000	640.00000	640.00000	$0.00
12886	William L. Vondrell, trustee of the William L. Vondrell Revocable Trust	Apollo Energy, LLC	05/07/03	35-96	05/07/08	Dundy	Township 4 North, Range 40 West, 6th P.M. Section 28: All	100.00%		640.00000	640.00000	640.00000	$640.00
12887	Donald Michael Svoboda, a married man dealing in his sole and separate property	Apollo Energy, LLC	05/12/03	62-158	05/12/08	Perkins	Township 10 North, Range 39 West, 6th P.M. Section 26: W2 Section 35: NW less and except a 5 sided tract more particularly described in Book 38 at Page 390	100.00%		439.57000	439.57000	439.57000	$0.00
12888	Delwyn V. Reed and Clarabel R. Reed, Co-Trustees of the Reed Family Trust	Apollo Energy, LLC	05/14/03	62-159	05/14/08	Perkins	Township 10 North, Range 38 West, 6th P.M. Section 31: NE, Lots 3 (40.94), 4 (40.77), E2SW4	100.00%		319.36000	319.36000	319.36000	$321.71
12889	George W. Gengenbach, a married man dealing in his sole and separate property	Apollo Energy, LLC	05/15/03	62-160	05/15/08	Perkins	Township 10 North, Range 38 West, 6th P.M. Section 18: N2SW, and all of the NW lying south of Hwy. 23-73.01 acres S2SW less 1.43 acre tract Section 19: Part of the N2NW-45.81 acres Township 9 North, Range 38 West, 6th P.M. Section 28: N2NE Township 9 North, Range 39 West, 6th P.M. Section 30: Lots 1,2,3,4, E2W2	100.00%		683.09000	683.09000	683.09000	$678.98
12890	Richmond Farms, Inc., a Nebraska Corporation	Apollo Energy, LLC	05/19/03	62-163	05/19/08	Perkins	Township 9 North, Range 39 West, 6th P.M. Section 4: NW	100.00%		151.78000	151.78000	151.78000	$156.15
12891	Noel W. Bullock, a married man dealing on his own separate non-homestead property	Apollo Energy, LLC	05/19/03	62-164	05/19/08	Perkins	Tract 1 Township 10 North, Range 39 West, 6th P.M. Section 8: NW Tract 2 Township 10 North, Range 39 West, 6th P.M. Section 21: W2	TR 1-100 TR 2-43.75	% %	479.56000	479.56000	297.73187	$300.00

Apollo Lease #		Lessor	Lessee	Lease Eff Date	Recording Data Book - Page	Exp Date	County, State	Description	Lessor Interest (All Tracts)		New Gross	New Added Gross	New Net Acres	Total Annual Rental
12892		Kent A. Kroeker, aka Kent Kroeker and Rhonda R. Kroeker, aka Rhonda Kroeker, individually and as husband and wife	Apollo Energy, LLC	05/22/03	62-165	05/22/08	Perkins

Township 9 North, Range 39 West, 6th P.M.
Section 25: SE
Township 9 North, Range 38 West, 6th P.M.
Section 29:  SW
Section 30:  Lots 1,2,3,4, E2W2
Section 31:  Lots 1,2,3,4, E2W2, less and except a parcel of land, more particularly described as follows: Beginning at a point on the west line of Section 31 at a distance South 0 degree 17 minutes East 472.30 feet from the NW corner thereof; thence along said west line, South 0 degrees 17 minutes East 1,419.80 feet to its intersection with a fence; thence, along said fence, North 29 degrees 05 minutes East 376.43 feet, North 54 degrees 04 minutes east 241.93 feet, North 52 degrees, 18 minutes East 124.27 feet, North 63 degrees 27 minutest East 288.34 feet, North 0 degrees 40 minutes 20 seconds West 740.46 feet and North 89 degrees 44 minutes West 733.37 feet to the point of beginning.
Section 32: W2

									100.00%		1,258.40000	1,258.40000	1,258.40000	$1,270.18
12893		Kenneth W. Lee, also known as Kenneth Lee, and Eris V. Lee, also known as Eris Lee, husband and wife, dealing on their own behalf and as General Partners of Lee Children Limited Partnership and President and Vice President of K&E Lee Family Corporation, a Nebraska Corporation	Apollo Energy, LLC	05/21/03	62-178	05/21/08	Perkins	Tract 1 Township 10 North, Range 38 West, 6th P.M. Section 18: That part of NE lying North of Hwy. Section 28: NE Tract 2 Township 10 North, Range 39 West, 6th P.M. Section 3: NE4 Section 25: NW4	TR 1-100 TR 2-50	% %	531.24000	531.24000	376.43500	$379.46
12894	A	Michael Lee, also known as Michael D. Lee, a single man	Apollo Energy, LLC	05/20/03	62-179	05/20/08	Perkins	Tract 1 Township 9 North, Range 38 West, 6th P.M. Section 4:Lots 3&4, E2NW4 Township 9 North, Range 38 West, 6th P.M. Section 4: SW4 Tract 2 Township 10 North, Range 38 West, 6th P.M. Section 31: SE	TR 1-25 TR 2-100	% %	474.65000	474.65000	239.81500	$239.69
12899		Leon K. Lee, dealing on his own behalf and as attorney-in-fact for Connie L. Lee, his wife	Apollo Energy, LLC	05/20/03	62-180	05/20/08	Perkins	Township 9 North, Range 38 West, 6th P.M. Section 3: SW4 Section 4: SE4 Township 10 North, Range 38 West, 6th P.M. Section 17: S2 Section 20: NW4 Section 24: SE4 Section 28: NW4 Township 10 North, Range 37 West, 6th P.M. Section 19: SE4 Township 11 North, Range 38 West, 6th P.M. Section 31: N2	100.00%		1,620.65000	1,620.65000	1,620.65000	$1,600.00
12900		Henry J. Stumpf, also known as Henry Stumpf, a single man and Marvin Stumpf, a married man dealing on his own separate non-homestead property	Apollo Energy, LLC	05/30/03	62-181	05/30/08	Perkins	Township 11 North, Range 38 West, 6th P.M. Section 1: S2SW4 Section 2: NE4 Section 7: SE4 Section 10: SW4 Section 11: All Township 11 North, Range 39 West, 6th P.M. Section 12: SE4, E2SW4 Section 25: S2S2NW4, SW4 Section 34: NW4 Section 35: NE4 Township 12 North, Range 38 West, 6th P.M. Section 34: NE4	100.00%		2,121.09000	2,121.09000	2,121.09000	$2,111.75

Apollo Lease #		Lessor	Lessee	Lease Eff Date	Recording Data Book - Page	Exp Date	County, State	Description	Lessor Interest (All Tracts)		New Gross	New Added Gross	New Net Acres	Total Annual Rental
12901		Marvin Stumpf and Pearl C. Stumpf, also known as Pearl Stumpf, formerly known as Pearl Peterson and Pearl C. Peterson, husband and wife	Apollo Energy, LLC	05/30/03	62-182	05/30/08	Perkins	TRACT 1 Township 10 North, Range 38 West, 6th P.M. Section 2: S2 Section 3: E2 Section 8: E2 Section 9: E2NE, S2 Section 10: All Section 11: All Section 12: All Township 10 North, Range 39 West, 6th P.M. Section 12: NE4, N2SE4 Township 11 North, Range 36 West, 6th P.M. Section 32: E2, S2NW4, SW4 TRACT 2 Township 10 North, Range 38 West, 6th P.M. Section 7: All	TR 1-100 TR 2-25	% %	4,559.57000	4,559.57000	4,520.34000	$4,623.28
12902		Martin Farms, LLC	Apollo Energy, LLC	05/29/03	16-204	05/29/08	Chase	Township 5 North, Range 40 West, 6th P.M. Section 8: S2 Section 9: SW4	100.00%		480.00000	480.00000	480.00000	$0.00
12903		Louis C. Statz and Sharon Statz, husband and wife	Apollo Energy, LLC	05/02/03	16-206	05/02/08	Chase	Township 7 North, Range 40 West, 6th P.M. Section 31: SE4	100.00%		160.00000	160.00000	160.00000	$160.00
12904	A	Brice Exploration Company, an Iowa Corporation	Apollo Energy, LLC	05/28/03	16-305 35-92 35-462	05/28/08	Chase / Dundy	Township 3 North, Range 39 West, 6th P.M. Section 14: NE4 Township 3 North, Range 41 West, 6th P.M. Section 1: NW4, W2SW4 Section 2: SE4 Section 12: W2NW4 Township 4 North, Range 41 West, 6th P.M. Section 11: SW4 Section 14: NW4 Section 23: E2NE4 Section 24: W2NW4 Township 5 North, Range 40 West, 6th P.M. Section 21: SE4 Township 6 North, Range 41 West, 6th P.M. Section 31: E2SE4 Section 32: S2SW4	60.00%		1,434.33000	1,434.33000	860.59800	$0.00
12904	B	Virginia M. Hendriks, Trustee	Apollo Energy, LLC	06/19/03	16-307 35-94 35-464	06/19/08	Chase / Dundy	Chase County Township 5 North, Range 40 West, 6th P.M. Section 21: SE Township 6 North, Range 41 West, 6th P.M. Section 31: E2SE Section 32: S2SW Dundy County Township 3 North, Range 39 West, 6th P.M. Section 14: NE Township 4 North, Range 41 West, 6th P.M. Section 11: SW Section 14: NW Section 23: E2NE Section 24: W2NW	40.00%		640.00000	0.00000	256.00000	$0.00
12905		Donald Hajek, also known as Donald R. Hajek and Tracey Hajek, also known as Tracey D. Hajek, husband and wife	Apollo Energy, LLC	06/04/03	62-188	06/04/08	Perkins	Township 9 North, Range 39 West, 6th P.M. Section 14: NW4 Section 17: E2	100.00%		487.01000	487.01000	487.01000	$480.00
12906	A	Evelyn L. Gengenbach, a married woman dealing in her sole and separate property	Apollo Energy, LLC	06/04/03	62-187	06/04/08	Perkins	Tract 1 Township 10 North, Range 38 West, 6th P.M. Section 28: S2 Township 10 North, Range 39 West, 6th P.M. Section 5: NE4 Section 31: S2SW4 Tract 2 Township 10 North, Range 39 West, 6th P.M. Section 4: SW4	TR 1-100 TR 2-50	% %	731.44000	731.44000	650.71500	$640.00

Apollo Lease #		Lessor	Lessee	Lease Eff Date	Recording Data Book - Page	Exp Date	County, State	Description	Lessor Interest (All Tracts)		New Gross	New Added Gross	New Net Acres	Total Annual Rental
12907	A	Daniel P. Gengenbach, a married man dealing in his sole and separate property	Apollo Energy, LLC	06/04/03	62-186	06/04/08	Perkins	Tract 1 Township 10 North, Range 39 West, 6th P.M. Section 31: N2SW4 Township 10 North, Range 38 West, 6th P.M. Section 27: SW4 Section 29: NE4, N2SW4 Township 9 North, Range 38 West, 6th P.M. Section 10: E2SW4 Section 15: W2, S2SE4 Section 22: NW4, S2NE4 Section 28: S2SE4 Tract 2 Township 9 North, Range 38 West, 6th P.M. Section 26: NE4 Township 9 North, Range 39 West, 6th P.M. Section 10: SW4	TR 1-100 TR 2-50	% %	1,572.12000	1,572.12000	1,334.26500	$1,428.55
12907	B	Harold C. Gengenbach, as Trustee of the Harold C. Gengenbach Trust, dated March 25, 1991	Apollo Energy, LLC	06/03/03	63-250	06/03/08	Perkins	Tract 1 Township 9 North, Range 38 West, 6th P.M. Section 12: SE4 Section 21: SE4 Section 22: N2NE4 Section 24: All Section 28: N2SE4, S2NE4 Township 10 North, Range 38 West, 6th P.M. Section 29: SE4 Township 10 North, Range 39 West, 6th P.M. Section 31: SE4 Tract 2 Township 9 North, Range 39 West, 6th P.M. Section 10: SW Township 9 North, Range 38 West, 6th P.M. Section 26: NE	TR 1-50 R 2-100	% %	1,826.41000	1,509.55000	1,747.41000	$1,674.91
12908		Lottie E. Gengenbach, as Trustee of the Lottie E. Gengenbach Trust, dated March 25, 1991	Apollo Energy, LLC	06/03/03	62-185	06/03/08	Perkins	Township 9 North, Range 39 West, 6th P.M. Section 15: NW4 Township 9 North, Range 38 West, 6th P.M. Section 20: NW4	100.00%		317.42000	317.42000	317.42000	$320.00
12909		Arlene Kurkowski, a single woman	Apollo Energy, LLC	06/05/03	62-184	06/05/08	Perkins	Township 10 North, Range 38 West, 6th P.M. Section 29: S2SW4	100.00%		79.66000	79.66000	79.66000	$80.00
12910	A	Dorothy Keuten, a single woman	Apollo Energy, LLC	06/05/03	62-183	06/05/08	Perkins	Tract 1 Township 10 North, Range 39 West, 6th P.M. Section 4: SW4 Tract 2 Township 10 North, Range 39 West, 6th P.M. Section 5: SE4	TR 1-50 TR 2-100	% %	320.94000	320.94000	239.23500	$240.00
12911		Bonita J. Brown, as Trustee of the J. Harrold Brown Family Trust	Apollo Energy, LLC	05/23/03	62-189	05/23/08	Perkins	Township 9 North, Range 38 West, 6th P.M. Section 20: E2	100.00%		320.17000	320.17000	320.17000	$320.00
12912		Dennis L. Moskal Revocable Trust dated 12/18/00 and Joy M. Moskal Revocable Trust dated 12/18/00	Apollo Energy, LLC	05/14/03	16-208	05/14/08	Chase	Township 5 North, Range 40 West, 6th P.M. Section 9: The South 26 acres of the NE4, SE4	100.00%		184.15000	184.15000	184.15000	$0.00
12913		Eric B. Allen and Barbara S. Allen, husband and wife	Apollo Energy, LLC	05/19/03	16-210	05/19/08	Chase	Township 8 North, Range 40 West, 6th P.M. Section 34: SW4	100.00%		160.00000	160.00000	160.00000	$0.00
12914		Terryberry Properties, Inc.	Apollo Energy, LLC	05/30/03	16-212	05/30/08	Chase	Township 7 North, Range 40 West, 6th P.M. Section 3: E2SW4, W2SE4	100.00%		160.00000	160.00000	160.00000	$0.00
12915	A	Terryberry Farms, Inc., a Nebraska Corporation	Apollo Energy, LLC	05/30/03	16-214	05/30/08	Chase	Township 8 North, Range 40 West, 6th P.M. Section 33: NE4	100.00%		153.70000	153.70000	153.70000	$0.00
12917	A	Madam Company, a Nebraska Corporation	Apollo Energy, LLC	06/12/03	62-190	06/12/08	Perkins	Tract 1 Township 10 North, Range 38 West, 6th P.M. Section 30: Lots 3 and 4, E2SW Tract 2 Township 10 North, Range 38 West, 6th P.M. Section 31: Lots 1 and 2, E2NW	TR 1-50 TR 2-100	% %	324.21000	324.21000	243.08000	$243.08
12917	B	AG Star, Inc., a Nebraska Corporation	Apollo Energy, LLC	08/07/03	62-191	08/07/08	Perkins	Tract 1 Township 10 North, Range 38 West, 6th P.M. Section 30: SW Tract 2 Township 9 North, Range 39 West, 6th P.M. Section 8: NW Section 25: NE, SW	TR 1-50 TR 2-100	% %	645.28000	483.02000	564.15000	$0.00

Apollo Lease #		Lessor	Lessee	Lease Eff Date	Recording Data Book - Page	Exp Date	County, State	Description	Lessor Interest (All Tracts)		New Gross	New Added Gross	New Net Acres	Total Annual Rental
12918		Schroder Acres, Inc.	Apollo Energy, LLC	06/25/03	62-166	06/25/08	Perkins	Township 9 North, Range 39 West, 6th P.M. Section 26: All Township 9 North, Range 38 West, 6th P.M. Section 8: W2SW Section 17: NW Section 19: Lots 3,4, E2SW, SE Section 30: NE	100.00%		1,355.18000	1,355.18000	1,355.18000	$1,356.65
12919		Graydon E. Robinson, Trustee under the Last Will and Testament of Hoyt H. Hendricks, deceased	Apollo Energy, LLC	07/01/03	62-167	07/01/08	Perkins	Township 9 North, Range 39 West, 6th P.M. Section 19: Lots 1,2,3,4, E2W2, SE Section 28: NE, S2	100.00%		979.97000	979.97000	979.97000	$963.22
12920		Turzah A. Michael, formerly known as Turzah A. Hendricks, a married woman dealing in her sole and separate property	Apollo Energy, LLC	07/01/03	62-168	07/01/08	Perkins	Tract 1 Township 9 North, Range 39 West, 6th P.M. Section 20: E2 Section 21: SW Section 28: NW Section 29: NE, NW Section 30: E2 Tract 2 Township 9 North, Range 39 West, 6th P.M. Section 29: SW	TR 1-100 TR 2-50	% %	1,455.62000	1,455.62000	1,373.70500	$1,360.00
12921		Cecil Hendricks and Beverly J. Hendricks, husband and wife	Apollo Energy, LLC	07/01/03	62-169	07/01/08	Perkins	Tract 1 Township 9 North, Range 39 West, 6th P.M. Section 17: W2 Section 21: NW Tract 2 Township 9 North, Range 39 West, 6th P.M. Section 29: SE, less a 10.29375 acre tract	TR 1-100 TR 2-93.5664	% %	656.74000	656.74000	656.74000	$629.71
12922	A	Violet M. Brown Trust, Trustee of the Violet M. Brown Trust	Apollo Energy, LLC	06/11/03	35-112	06/11/08	Dundy	Township 4 North, Range 40 West, 6th P.M. Section 18: Lots 1(41.40), 2(41.64), and a tract of land situated in the NW4SW4 more particularly described in Book 42 at Page 153 Township 4 North, Range 41 West, 6th P.M. Section 13: NE, and a tract of land situated in the SE more particularly described in Book 42 at Page 153	50.00%		325.41800	325.41800	162.70900	$0.00
12922	B	Violet M. Brown, Trustee of the Leo B. Brown Trust	Apollo Energy, LLC	06/11/03	35-115	06/11/08	Dundy	Township 4 North, Range 40 West, 6th P.M. Section 18: Lots 1(41.40), 2(41.64), and a tract of land situated in the NW4SW4 more particularly described in Book 42 at Page 153 Township 4 North, Range 41 West, 6th P.M. Section 13: NE, and a tract of land situated in the SE4 more particularly described in Book 42 at Page 153	50.00%		325.41800	0.00000	162.70900	$0.00
12923		Douglas D. Tatum, also known as Doug Tatum, also known as Douglas Tatum, and Sharon K. Tatum, also known as Sharon Tatum, husband and wife	Apollo Energy, LLC	06/09/03	62-170	06/09/08	Perkins	Township 10 North, Range 38 West, 6th P.M. Section 5: N2, SW4	100.00%		464.63000	464.63000	464.63000	$480.00
12924		Dean L. Hatch and Dorothy M. Hatch, as Trustees of the Dean L. Hatch and Dorothy M. Hatch Revocable Trust dated 4/21/98	Apollo Energy, LLC	06/18/03	62-171	06/18/08	Perkins	Township 9 North, Range 39 West, 6th P.M. Section 20: SW4	100.00%		163.43000	163.43000	163.43000	$160.00
12925		Lillian K. Logsdon, a single woman	Apollo Energy, LLC	06/03/03	62-172	06/03/08	Perkins	Township 9 North, Range 39 West, 6th P.M. Section 10: N2 Township 9 North, Range 38 West, 6th P.M. Section 29: NE Township 10 North, Range 40 West, 6th P.M. Section 35: NE	100.00%		634.25000	634.25000	634.25000	$640.00
12916	A	THT Farms, a partnership	Apollo Energy, LLC	05/30/03	16-216	05/30/08	Chase	Tract 1 Township 8 North, Range 40 West, 6th P.M. Section 23: NE4 Township 7 North, Range 40 West, 6th P.M. Section 9: N2 Tract 2 Township 8 North, Range 40 West, 6th P.M. Section 23: SW, less and except a tract of land containing 11.93 acres	TR 1-50 TR 2-100	% %	629.91000	629.91000	388.99000	$0.00

Apollo Lease #		Lessor	Lessee	Lease Eff Date	Recording Data Book - Page	Exp Date	County, State	Description	Lessor Interest (All Tracts)		New Gross	New Added Gross	New Net Acres	Total Annual Rental
12926	A	Prevailing Winds	Apollo Energy, LLC	07/10/03	62-173	07/10/08	Perkins	Tract 1 Township 10 North, Range 39 West, 6th P.M. Section 3: NW Section 13: SW Township 9 North, Range 37 West, 6th P.M. Section 6: S2 Township 10 North, Range 38 West, 6th P.M. Section 13: W2 Tract 2 Township 10 North, Range 39 West, 6th P.M. Section 23: S2NE, S2	100.00%		1,324.92000	1,324.92000	1,129.51500	$0.00
12926	B	Ann F. Schmitt and Leonard Schmitt, husband and wife	High Plains Energy Co.	06/09/05	65-166	06/09/10	Perkins	Township 10 North, Range 39 West, 6th P.M. Section 23: SW/4, SE/4 less a 5.00 acre tract described in WD 38-550, S/2NE/4	4.1667%		388.31000	0.00000	16.17971	$0.00
12926	C	Elsie B. Bernasek	High Plains Energy Co.	06/09/05		06/09/10	Perkins	Township 10 North, Range 39 West, 6th P.M. Section 23: SW/4, SE/4 less a 5.00 acre tract described in WD 38-550, S/2NE/4	4.1667%		388.31000	0.00000	16.17971	$0.00
12926	D	Martha T. Sejkora, a widow	High Plains Energy Co.	06/28/05	65-167	06/28/10	Perkins	Township 10 North, Range 39 West, 6th P.M. Section 23: W/2, SE/4 less a 5.00 acre tract described in WD 38-550, S/2NE/4	37.5 (NW/4 16.6667 (S/2, S/2NE/4	% ) % )%	545.65000	0.00000	123.72096	$124.72
12926	E	John B. Pierce and Claire Pierce, husband and wife	High Plains Energy Co.	06/23/05		06/23/10	Perkins	Township 10 North, Range 39 West, 6th P.M. Section 23: W/2, SE/4, S/2NE/4	0.6940%		550.65000	0.00000	3.82154	$0.00
12926	F	Ted Edward Duff, Trustee of the T.E. Duff Trust	High Plains Energy Co.	06/21/05	65-169	06/21/08	Perkins	Township 10 North, Range 39 West, 6th P.M. Section 23: W/2, SE/4, S/2NE/4	6.2500%		550.65000	0.00000	34.41563	$0.00
12926	G	Judith Dianne Duff Leach, Trustee of the Duff-Leach Family Trust	High Plains Energy Co.	06/21/05	65-168	06/21/08	Perkins	Township 10 North, Range 39 West, 6th P.M. Section 23: W/2, SE/4, S/2NE/4	6.2500%		550.65000	0.00000	34.41563	$0.00
12926	H	Scott Walton and Barbara Ann Walton, Husband and Wife	High Plains Energy Co.	07/18/05	65-172	07/18/10	Perkins	Township 10 North, Range 39 West, 6th P.M. Section 23: W/2, SE/4, S/2NE/4	6.2500%		550.65000	0.00000	34.41563	$0.00
12927	A	Dennis C. Pankonin, aka Dennis Pankonin, and Sharyl R. Pankonin, aka Sharyl Pankonin, husband and wife	Apollo Energy, LLC	07/11/03	62-174	07/11/08	Perkins	Township 10 North, Range 39 West, 6th P.M. Section 15: SW,that part of NW lying South of Railroad	50.00%		196.43000	196.43000	98.21500	$98.22
12927	B	James Stuart, a married man dealing in his sole and separate property	High Plains Energy Co.	06/28/05	65-165	06/28/10	Perkins	Tract 1 Township 10 North, Range 39 West, 6th P.M. Section 15: W/2 Section 22: E/2 Tract 2 Township 10 North, Range 39 West, 6th P.M. Section 14: SW/4 Section 27: W/2 Section 28: NE/4 Section 34: NW/4, E/2	7.5000%		1,750.09000	0.00000	84.24225	$0.00
12927	C	Mary Anne Martin, a single woman, and an heir of Bennett S. Martin, by and through her attorney-in-fact, Patricia Savory			65-164		Perkins	Tract 1 Township 10 North, Range 39 West, 6th P.M. Section 15: W/2 Section 22: E/2 Tract 2 Township 10 North, Range 39 West, 6th P.M. Section 14: SW/4 Section 27: W/2 Section 28: NE/4 Section 34: NW/4, E/2	2.5000%		1,750.09000	0.00000	28.08075	$0.00
12928		Dorothy E. Mahnken, a single woman	Apollo Energy, LLC	07/10/03	62-175	07/10/08	Perkins	Township 10 North, Range 39 West, 6th P.M. Section 14: SW	100.00%		155.96000	155.96000	77.98000	$160.00
12929		Lyle Maley and Nancy L. Maley, husband and wife	Apollo Energy, LLC	07/16/03	62-176	07/16/08	Perkins	Township 11 North, Range 40 West, 6th P.M. Section 24: NE	100.00%		112.73000	112.73000	112.73000	$112.73
12930		Milford Krajewski, Inc., a Nebraska Corporation	Apollo Energy, LLC	07/20/03	62-177	07/20/08	Perkins	Township 10 North, Range 40 West, 6th P.M. Section 9: N2 Section 10: W2	100.00%		640.12000	640.12000	640.12000	$0.00

Apollo Lease #		Lessor	Lessee	Lease Eff Date	Recording Data Book - Page	Exp Date	County, State	Description	Lessor Interest (All Tracts)		New Gross	New Added Gross	New Net Acres	Total Annual Rental
12931		Patricia Schroeder, also known as Patricia D. Kucera Schroeder, dealing on her sole and separate property	Apollo Energy, LLC	07/30/03	62-141 16-631	07/30/08	Perkins / Chase	Tract 1 Chase County Township 8 North, Range 40 West, 6th P.M. Section 11: SE Section 12: SW Section 13: All Perkins County Township 9 North, Range 38 West, 6th P.M. Section 8: E2SW, NW, NE less tract sold to State of Nebraska by WD and more fully described in Book 33 at Page 134 Tract 2 Perkins County Township 10 North, Range 39 West, 6th P.M. Section 15: That part of NW lying North of Railroad	TR 1-100 TR 2-50	% %	1,456.92000	1,456.92000	1,403.32000	$1,403.33
12932		Wolvin Farms, Inc., a corporation	Apollo Energy, LLC	09/19/03	16-303	09/19/08	Chase	Township 8 North, Range 40 West, 6th P.M. Section 33: SW	100.00%		158.70000	158.70000	158.70000	$0.00
12933		Donald Svoboda, a married man dealing in his sole and separate property	Apollo Energy, LlC	05/25/03	62-142	05/25/08	Perkins	Township 10 North, Range 38 West, 6th P.M. Section 32: NE	100.00%		155.80000	155.80000	155.80000	$0.00
12934		Regier Radials, Inc., a Nebraska Corporation	Apollo Energy, LLC	07/21/03	62-140	07/21/08	Perkins	TRACT 1 Township 10 North, Range 38 West, 6th P.M. Section 6: All Township 10 North, Range 37 West, 6th P.M. Section 10: That part of NW lying North of St. HWY. 23 Section 21: NE, N2SE Township 10 North, Range 39 West, 6th P.M. Section 1: Lots 1 & 2, S2NE Township 11 North, Range 38 West, 6th P.M. Section 31: SW TRACT 2 Township 11 North, Range 37 West, 6th P.M. Section 28: NW Township 11 North, Range 38 West, 6th P.M. Section 26: NE	TR 1-50 TR 2-100	% %	1,408.93000	1,408.93000	867.07000	$0.00
12935		Dennis C. Pankonin, also known as Dennis Pankonin, and Sharyl Pankonin, husband and wife, General Partners of Dennis C. Pankonin Limited Partnership	Apollo Energy, LLC	06/23/03	62-143	06/23/08	Perkins	Township 11 North, Range 38 West, 6th P.M. Section 29: W2	100.00%		319.14000	319.14000	319.14000	$320.00
12936	A	Norma Jean Kroeker, Trustee of the Harold R. Kroeker Family Trust and dealing on her own behalf on her sole and separate property	Apollo Energy, LLC	06/26/03	62-144	06/26/08	Perkins	TRACT 1 Township 10 North, Range 38 West, 6th P.M. Section 3: NW Section 35: S2 Township 11 North, Range 37 West, 6th P.M. Section 17: E2 Section 30: SW Township 11 North, Range 38 West, 6th P.M. Section 25: S2 Section 33: E2 Township 12 North, Range 37 West, 6th P.M. Section 29: SW TRACT 2 Township 10 North, Range 38 West, 6th P.M. Section 4: NE TRACT 3 Township 10 North, Range 39 West, 6th P.M. Section 25: NW	TR 1-100 TR 2-75 TR 3-50	% % %	2,075.84000	2,075.84000	1,961.24500	$1,200.00

Apollo Lease #		Lessor	Lessee	Lease Eff Date	Recording Data Book - Page	Exp Date	County, State	Description	Lessor Interest (All Tracts)		New Gross	New Added Gross	New Net Acres	Total Annual Rental
12941	A	Western Agri-Management Company	Apollo Energy, LLC	07/28/03	35-466	07/28/08	Dundy

Tract 1
Township 3 North, Range 41 West, 6th P.M.
Section 1:  E2SW
Township 4 North, Range 41 West, 6th P.M.
Section 17:  N2NW No of
Cty Rd
Section 18:  N2NE No of
Cty Rd.
Township 4 North, Range 42 West, 6th P.M.
Section 13:  N2SW
Tract 2
Township 4 North, Range 42 West, 6th P.M.
Section 13:  A tract of land in S2SE of Section 13, more particularly described as follows:  Refer to the SE corner of Sec. 13, thence No 00 deg 34 mins 15 secs West along the East line of the S2SE of said Section a distance of 890.98 feet to the pt of beginning, thence South 89 deg 08 mins 05 secs West 890.98 feet North of and parallel to the South line of Sec. 13 for a distance of 2,642.79 feet, thence North 00 degs 34 mins 15 secs West for a distance of 432.16 feet to a point on the North line of the S2SE of Sec. 13, thence North 89 degs 07 mins 30 secs East along the North line of the S2SE for a distance of 2,642.79 feet to a point on the East line of the S2SE thence South 00 degs 34 mins 15 secs East along the East line of the S2SE of Section 13 a distance of 432.60 feet to the point of beginning, containing 26.25acres, more or less AND a tract of land in the N2 of Section 19 and the SW of Section 18, Township 4 North, Range 41 West of the 6th P.M. and the N2 of Section 24, Township 4 North, Range 42 West of the 6th P.M., more particularly described as follows:  Refer to the East quarter corner of Section 24, Township 4 North, Range 42 West, the point of beginning; thence South 89 degs 8 mins West along the South line of the N2 of Section 24, Township 4 North, Range 42 West for a distance of 1254.15 feet, more or less to the arc of a circle having a radius of 1900 feet and know as circle #60.33; thence N'wstrly along the arc of a circle having a radius of 1900 feet, a central angle of 67 degs and a chord distance of 2097.36 feet which bears North 56 degs 20 mins West for a distance of 2223.0 feet; thence North 45 degs 46 Mins East for a distance of 102.456 feet to a point on the South line of Circles #60.12 and 60.13; thence South 75 degs 00 Mins East for a distance of 2310.0 feet; thence North 30 degs 30 Mins East for a distance of 1300.00 feet; thence North 89 degs 10 Mins East for a distance of 139.32 feet to a point on the East line of Section 24, Township 4 North, Range 42 West; thence North 00 degs 38 Mins 35 secs West for a distance of 944.93 feet to the Northeast corner of Section 24, Township 4 North, Range 42 West; thence North 00 degs 34 Mins 15 Secs West along the West line of Section 18, Township 4 North, Range 41 West a distance of 1354.30 feet; thence South 86 degs 59 Mins 25 Secs East for a distance of 1915.62 feet; thence South 00 Degs 34 Mins 15 Secs East along the West line of Circle #60.15 for a distance of 1354.30 feet to a point on the South line of Section 18; thence South 88 Degs 23 Mins 04 Secs East along the South line of Section 18 for a distance of 38.3 feet; thence South 00 Degs 16 Mins 33 Secs East along the West line of Circle #60.15 for a distance of 776.15 feet; thence South 88 Degs 09 Mins 29 Secs East for a distance of 45.15 feet; thence South 00 Degs 12 Mins 47 Secs East along the West line of Circle #60.25 for a distance of 1760.61 fee to a point on the South line of the N2 of Section 19, Township 4 North, Range 41 West; thence North 88 Degs 09 Mins 30 Secs West along the South line of the N2 of Section 19, Township 4 North, Range 41 West for a distance of 1960.45 feet to the West quarter corner of Section 19, Township 4 North, Range 41 West, the point of beginning, containing 200 acres, more or less.

									TR 1-100 TR 2-50	% %	466.25000	466.25000	353.13000	$0.00
12942		Billy Daiss, Trustee of the Attebery Family Trust, dated February 7, 1984	Apollo Energy, LLC	07/30/03	62-145	07/30/08	Perkins	Township 9 North, Range 38 West, 6th P.M. Section 5: NE Township 10 North, Range 38 West, 6th P.M. Section 33: S2, except a tract of land described on Book 57, Page 324 of the Deed records of Perkins County, NE Section 34: SE	100.00%		615.84000	615.84000	615.84000	$615.84
12943		Daiss Inc., a Nebraska Corporation	Apollo Energy, LLC	07/30/03	62-146	07/30/08	Perkins	Township 9 North, Range 38 West, 6th P.M. Section 10: SE Section 14: S2, NW, except tracts of land described on Book 55, 59 & 60, Pages 216 ,112& 339 Section 15: NE Section 23: All	100.00%		1,385.97000	1,385.97000	1,385.97000	$1,392.18
12944	A	Wilhelm Company, a Colorado Corporation	Apollo Energy, LLC	06/25/03	35-469	06/25/08	Dundy	Township 4 North, Range 41 West, 6th P.M. Section 7: Lots 1 (21.00), 2 (20.77), 3 (20.40), 4 (20.20), NE, E2NW, E2SW, SE Section 21: E2, E2W2 Section 22: W2NW, S2 Section 27: N2 Section 28: NE Township 4 North, Range 42 West, 6th P.M. Section 12: E2	25.00%		2,246.70000	2,246.70000	561.67500	$0.00
12945		Loyal B. Thompson, also known as Loyal Thompson and Ina Faye Thompson, also known as Ina F. Thompson, husband and wife	Apollo Energy, LLC	08/08/03	62-147	08/08/08	Perkins	Township 9 North, Range 38 West, 6th P.M. Section 9: All, except tracts of land for road purposes Section 10: NW, W2SW	100.00%		854.44000	854.44000	854.44000	$849.44
12946	A	Timothy J. Hendricks and Judy M. Hendricks, husband and wife	Apollo Energy, LLC	08/05/03	62-148	08/05/08	Perkins	Township 9 North, Range 39 West, 6th P.M. Section 21: NE, except a tract of land described in Book 61, Page 70	50.00%		48.65000	48.65000	24.32500	$24.32
12947		Barkley Farms, Inc., a Nebraska Corporation	Apollo Energy, LLC	07/21/03	62-149	07/21/08	Perkins	Township 10 North, Range 39 West, 6th P.M. Section 22: W2	100.00%		323.83000	323.83000	323.83000	$0.00
12948		Herman L. Regier, individually and as Trustee of the Herman L Reiger Trust dated 4/5/95 and Sarah G. Regier, individually and as Trustee of the Sarah G. Regier Trust dated 4/5/95	Apollo Energy, LLC	07/21/03	62-150	07/21/08	Perkins	Township 10 North, Range 37 West, 6th P.M. Section 21: N2SE Township 10 North, Range 39 West, 6th P.M. Section 24: NW, less a 4.69 acre tract	100.00%		234.06000	234.06000	234.06000	$0.00
12949	A	Richard L. Salsman and Cindy L. Salsman, husband and wife	Apollo Energy, LLC	08/07/03	62-151	08/07/08	Perkins	TRACT 1 Township 10 North, Range 39 West, 6th P.M. Section 25: SE TRACT 2 Township 10 North, Range 39 West, 6th P.M. Section 25: SW	TR 1-100 TR 2-50	% %	325.21000	325.21000	243.59000	$0.00
12949	B	Betty J. Nash, Trustee under that certain Declaration of Trust dated March 19, 1997	High Plains Energy Co.	06/10/05	65-171	06/10/10	Perkins	Township 10 North, Range 39 West, 6th P.M. Section 25: SW/4	50.0000%		163.24000	0.00000	81.62000	$81.62

Apollo Lease #		Lessor	Lessee	Lease Eff Date	Recording Data Book - Page	Exp Date	County, State	Description	Lessor Interest (All Tracts)		New Gross	New Added Gross	New Net Acres	Total Annual Rental
12953		Harold R. Kampfe Trust, Harold R. Kampfe, Trustee, and Beatrice L. Kampfe Trust, Beatrice L. Kampfe, Trustee	Apollo Energy, LLC	08/16/03	80-140 63-249	08/16/08	Keith / Perkins	Tract 1-Keith County, NE Township 12 North, Range 41 West, 6th P.M. Section 15: All Tract 2-Perkins County, NE Township 12 North, Range 41 West, 6th P.M. Section 23: NW	100.00%		800.00000	800.00000	799.75000	$800.00
12954		Sheldon Geisbrecht (###-##-####) and Tammy Giesbrecht, husband and wife and Clayton Giesbrecht (###-##-####) and Karen Giesbrecht, husband and wife	Apollo Energy, LLC	08/16/03	62-152	08/16/08	Perkins	Township 9 North, Range 40 West, 6th P.M. Section 12: NE	100.00%		161.61000	161.61000	161.61000	$161.61
12955		Irene Giesbrecht, also known as Ella I. Giesbrecht	Apollo Energy, LLC	08/16/03	62-153	08/16/08	Perkins	TRACT 1 Township 9 North, Range 39 West, 6th P.M. Section 18: NE, SW TRACT 2 Township 9 North, Range 39 West, 6th P.M. Section 18: SE	TR 1-100 TR 2-33.3333	% %	491.05000	491.05000	382.38000	$382.38
12956		Edgar C. and Loree E. Klemme, Co-Trustees of the Klemme Family Trust, dated April 23, 1991	Apollo Energy, LLC	08/06/03	79-63	08/06/08	Keith	Township 12 North, Range 41 West, 6th P.M. Section 9: W2	100.00%		317.78000	317.78000	317.78000	$317.78
12957		Barbara J. Bock-Mavis, Trustee	Apollo Energy, LLC	07/24/03	62-154	07/24/08	Perkins	Township 10 North, Range 38 West, 6th P.M. Section 20: SW Section 29: NW	100.00%		327.43000	327.43000	327.43000	$0.00
12958		Robert Karre and Norma Karre, husband and wife	Apollo Energy, LLC	07/24/03	62-155	07/24/08	Perkins	Township 10 North, Range 39 West, 6th P.M. Section 26: NE	100.00%		155.10000	155.10000	155.10000	$0.00
12959		Richard W. Newman, also known as Richard William Newman, individually and as Attorney-in-Fact for Evelyn K. Newman and William L. Newman	Apollo Energy, LLC	08/28/03	79-156	08/28/08	Keith	Township 12 North, Range 41 West, 6th P.M. Section 8: S2 Section 17: N2, SW	100.00%		783.68000	783.68000	636.74000	$783.68
12960		Louis C. Statz and Sharon Statz, husband and wife	Apollo Energy, LLC	09/02/03	16-309	09/02/08	Chase	Township 6 North, Range 40 West, 6th P.M. Section 20: SENW, SW Section 21: W2NE, W2 Section 29: NW	100.00%		760.00000	760.00000	760.00000	$0.00
12961		Freedom Farms, Inc., a Nebraska Corporation	Apollo Energy, LLC	09/03/03	63-244	09/03/08	Perkins	Township 11 North, Range 40 West, 6th P.M. Section 35: All	100.00%		636.55000	636.55000	636.55000	$0.00
12962		Freedom Farms, Inc., a Nebraska Corporation	Apollo Energy, LLC	09/03/03	63-243	09/03/08	Perkins	Township 12 North, Range 39 West, 6th P.M. Section 30: S2 Section 31: W2	100.00%		619.85000	619.85000	619.85000	$0.00
12963		Freedom Farms, Inc., A Nebraska Corporation	Apollo Energy, LLC	09/03/03	63-242	09/03/08	Perkins	Township 10 North, Range 38 West, 6th P.M. Section 33: NW	100.00%		163.46000	163.46000	163.46000	$0.00
12964		Freedom Farms, Inc.	Apollo Energy, LLC	09/03/03	63-241	09/03/08	Perkins	Township 10 North, Range 40 West, 6th P.M. Section 22: All, less part of NE and part of SWSW	100.00%		608.12000	608.12000	608.12000	$0.00
12965		Frank B. Svoboda and Anne M. Svoboda, husband and wife	Apollo Energy, LLC	09/03/03	63-240	09/03/08	Perkins	Township 10 North, Range 38 West, 6th P.M. Section 33: NE	100.00%		155.44000	155.44000	155.44000	$0.00
12966		Harold M. McCain, Successor Trustee of Francis L. Richards Trust	Apollo Energy, LLC	06/29/03	64-77	06/29/08	Perkins	Township 11 North, Range 38 West, 6th P.M. Section 21: S2 Section 28: NE	100.00%		482.56000	482.56000	482.56000	$480.00
12967		Harold M. McCain, dealing on his own separate property and Kenneth B. McCain, dealing on his own separate property and George R. McCain, dealing on his own separate property	Apollo Energy, LLC	07/01/03	64-78	07/01/08	Perkins	Township 11 North, Range 38 West, 6th P.M. Section 21: N2 Section 22: SE	100.00%		482.62000	482.62000	482.62000	$482.62
12968	A	Rosella J. Jessen, Trustee of the Rosella J. Jessen Revocable Living Trust	Apollo Energy, LLC	09/02/03	79-143	09/02/08	Keith	Township 12 North, Range 41 West, 6th P.M. Section 6: Lots 1-5, SENW, aka N2NE, NW	50.00%		241.32000	241.32000	120.66000	$120.66
12969	A	Stretesky Farms, Inc., A Nebraska Corporation	Apollo Energy, LLC	09/12/03	63-271	09/12/08	Perkins	TRACT 1 Township 12 North, Range 41 West, 6th P.M. Section 29: NW TRACT 2 Township 12 North, Range 41 West, 6th P.M. Section 19: Pt of W2 TRACT 3 Township 12 North, Range 41 West, 6th P.M. Section 19: NE, SE	TR 1-100 TR 3-25 TR 2-50	% % %	739.51000	739.51000	368.76500	$0.00

Apollo Lease #		Lessor	Lessee	Lease Eff Date	Recording Data Book - Page	Exp Date	County, State	Description	Lessor Interest (All Tracts)		New Gross	New Added Gross	New Net Acres	Total Annual Rental
12969	B	Randall L. Schlake dealing in his sole and separate property	Apollo Energy, LLC	10/15/03	63-239	10/15/08	Perkins	Tract 1 Township 12 North, Range 41 West, 6th P.M. Section 19: SW/4 a 48.02 acre tract Tract 2 Township 12 North, Range 41 West, 6th P.M. Section 19: W2 less a 48.02 acre tract Tract 3 Township 12 North, Range 41 West, 6th P.M. Section 19: E2	TR 1-100 TR 2-50 TR 3-25	% % %	627.72000	48.02000	256.97500	$0.00
12970		Stretesky Farms, Inc., a Nebraska Corporation	Apollo Energy, LLC	09/12/03	190270	09/12/08	Sedgwick	Township 11 North, Range 43 West, 6th P.M. Section 24: NE Township 12 North, Range 42 West, 6th P.M. Section 32: Lots 1-4	100.00%		288.49000	288.49000	288.49000	$0.00
12971	A	Donald A. Stratesky, aka Donald Stretesky and Virginia L. Stretesky, aka Virginia Stretesky, husband and wife	Apollo Energy, LLC	09/12/03	190269	09/12/08	Sedgwick	Tract 1 Township 11 North, Range 42 West, 6th P.M. Section 5: Lots 1 and 2 Section 6: NE, W2 Township 12 North, Range 42 West, 6th P.M. Section 31: W2 Township 11 North, Range 43 West, 6th P.M. Section 2: SW Section 11: NW Section 13: NW Section 14: NE Tract 2 Township 10 North, Range 43 West, 6th P.M. Section 1: S2 Tract 3 Township 12 North, Range 43 West, 6th P.M. Section 26: S2	TR 1-100 TR 2-37.50 TR 3-50	% % %	2,129.50000	2,129.50000	1,770.75000	$0.00
12973		Lloyd C. Peterson, Trustee of the Lloyd C. Peterson Trust	Apollo Energy, LLC	09/09/03	79-145	09/09/08	Keith	Township 13 North, Range 41 West, 6th P.M. Section 33: SE	50.00%		160.19000	160.19000	80.09500	$0.00
12974		Lloyd C. Peterson and Rose Marie Peterson, individually and as husband and wife	Apollo Energy, LLC	09/09/03	79-146 64-182	09/09/08	Keith / Perkins	Keith County, Nebraska Township 13 North, Range 41 West, 6th P.M. Section 32: SW Section 35: SE Township 12 North, Range 41 West, 6th P.M. Section 3: E2NW Section 5: A tract of land in the E2SW Section 6: S/2NE, W2SE and that part of E2SW Section 7: Part of E2W2 Perkins County, Nebraska Township 12 North, Range 41 West, 6th P.M. Section 21: SE	100.00%		1,006.94000	1,006.94000	1,006.94000	$0.00
12975	A	Bruce S. Holcombe, aka Bruce Holcombe, a married man dealing on his own separate non-homestead property	Apollo Energy, LLC	09/17/03	190268	09/17/08	Sedgwick	Township 11 North, Range 42 West, 6th P.M. Section 30: SW	50.00%		162.96000	162.96000	81.48000	$0.00
12975	B	Kay Hicks, also known as Kay Lynette Hicks, a married woman dealing on her own separate non-homestead property	Apollo Energy, LLC	09/22/03	190267	09/22/08	Sedgwick	Township 11 North, Range 42 West, 6th P.M. Section 30: SW4	50.00%		162.96000	0.00000	81.48000	$0.00
12976	A	Dayton Ballantine and Carolyn Ballentine individually and as husband and wife	Apollo Energy, LLC	09/18/03	79-346	09/18/08	Keith	Township 12 North, Range 41 West, 6th P.M. Section 5: A parcel of land located in the E2 and N2NW, more particularly described in deed recorded in Book 89, Page 119 Township 13 North, Range 41 West, 6th P.M. Section 27: Lots 5,6,7 and 8, except tract ROW Interstate 80 Section 28: Lots 6,7 and 8, except tract ROW Interstate 80	50.00%		316.60000	316.60000	158.30000	$0.00
12976	B	Nancy Sharbonno, a widow	High Plains Energy Co.	06/22/05	80-478	06/22/10	Keith	Township 13 North, Range 41 West, 6th P.M. Section 27: Lots 5, 6, 7 and 8, except tract right-of-way Interstate 80 Section 28: Lots 6, 7 and 8, except tract right-of-way Interstate 80	16.6666%		612.69000	0.00000	110.60600	$110.61
12976	C	Jack R. Harvey and Donna Harvey, husband and wife	High Plains Energy Co.	06/22/05	80-479	06/22/10	Keith	Township 13 North, Range 41 West, 6th P.M. Section 27: Lots 5, 6, 7 and 8, except tract right-of-way Interstate 80 Section 28: Lots 6, 7 and 8, except tract right-of-way Interstate 80	16.6667%		612.69000	0.00000	110.60600	$110.61

Apollo Lease #	Lessor	Lessee	Lease Eff Date	Recording Data Book - Page	Exp Date	County, State	Description	Lessor Interest (All Tracts)		New Gross	New Added Gross	New Net Acres	Total Annual Rental
12977	Donald C. Haldeen, a married man dealing in his sole and separate property	Apollo Energy, LLC	09/10/03	79-152	09/10/08	Keith	Township 13 North, Range 41 West, 6th P.M. Section 35: NE, except Interstate 80, more particularly described in Deeds recorded in Book 24 of miscellaneous, Page 161 and Book 37, Page 369 of the records of Keith County.	100.00%		158.41000	158.41000	158.41000	$0.00
12978	Donald C. Haldeen, a married man dealing in his sole and separate property and Harold D. Haldeen, a married man dealing in his sole and separate property	Apollo Energy, LLC	09/10/03	79-154	09/10/08	Keith	Tract 1 Township 12 North, Range 41 West, 6th P.M. Section 3: W2NW Tract 2 Township 12 North, Range 41 West, 6th P.M. Section 4: SE, SW lying North of the ditch containing 36.53 acres	TR 1-100 TR 2-50	% %	283.29000	283.29000	265.02500	$0.00
12979	Haldeen Inc., a Nebraska Corporation	Apollo Energy, LLC	09/10/03	79-150	09/10/08	Keith	TRACT 1 Township 12 North, Range 41 West, 6th P.M. Section 9: E2 TRACT 2 Township 12 North, Range 41 West, 6th P.M. Section 10: NW Township 13 North, Range 41 West, 6th P.M. Section 35: SW	TR 1-50 TR 2-100	% %	641.23000	641.23000	481.82500	$0.00
12980	Megan M. Zabel, a single woman	Apollo Energy, LLC	09/09/03	79-144	09/09/08	Keith	Township 13 North, Range 41 West, 6th P.M. Section 32: SE	100.00%		159.14000	159.14000	159.14000	$0.00
12981	Ardell Brown and Berniece Brown, husband and wife	Apollo Energy, LLC	08/12/03	62-156	08/12/08	Perkins	Township 10 North, Range 38 West, 6th P.M. Section 21: NW	100.00%		154.67000	154.67000	154.67000	$0.00
12984	Minnie K. Splitter and Harm Delmont Splitter, Co-Trustees of the Minnie K. Splitter Trust	Apollo Energy, LLC	08/16/03	80-137 63-299	08/16/08	Keith / Perkins	Keith County TRACT 1 Township 12 North, Range 41 West, 6th P.M. Section 5: SW4, except a tract in the E2SW4, described in Book T at Page 475 in Keith County Clerk and Recorder’s Office Section 8: N/2 TRACT 2 Perkins County Township 12 North, Range 41 West, 6th P.M. Section 22: All TRACT 3 Township 12 North, Range 41 West, 6th P.M. Section 24: SW/4	TR 1-75 TR 2-58.33 TR 3-100	% % %	1,215.52000	1,215.52000	1,215.52000	$1,221.52
12985	Thomas L. Goding and Jane C. Goding, husband and wife	Apollo Energy, LLC	08/01/03	79-148	08/01/08	Keith	Township 13 North, Range 41 West, 6th P.M. Section 33: NE/4	100.00%		152.89000	152.89000	152.89000	$152.89
12986	George M. Anderson and Annette G. Anderson, husband and wife	Apollo Energy, LLC	09/16/03	79-158	09/16/08	Keith	Township 12 North, Range 41 West, 6th P.M. Section 5: E/2	100.00%		331.55000	331.55000	331.55000	$0.00
12989	Louise C. Tietjen, a married woman dealing on her sole and separate property	Apollo Energy, LLC	09/25/03	63-245	09/25/08	Perkins	Township 10 North, Range 38 West, 6th P.M. Section 18: SE4, that part of NE4 lying So. Of Hwy.	100.00%		222.55000	222.55000	222.55000	$0.00
12991	Michael L. Kimberly and Kay Kimberly, husband and wife	Apollo Energy, LLC	08/19/03	79-147	08/19/08	Keith	Township 13 North, Range 41 West, 6th P.M. Section 34: NW4	100.00%		160.59000	160.59000	160.59000	$0.00
12992	Bernard E. Deaver, dealing in his sole and separate property	Apollo Energy, LLC	09/24/03	63-296	09/24/08	Perkins	Township 9 North, Range 39 West, 6th P.M. Section 22: NE4 Section 33: S2SE4	100.00%		240.20000	240.20000	240.20000	$0.00
12993	James A. Deaver and Virginia A. Deaver, husband and wife	Apollo Energy, LLC	10/07/03	63-297	10/07/08	Perkins	Township 9 North, Range 39 West, 6th P.M. Section 31: All	100.00%		634.16000	634.16000	634.16000	$0.00
12994	Christine J. Svoboda, Trustee of the Christine J. Svoboda Trust	Apollo Energy, LLC	09/23/03	63-252	09/23/08	Perkins	Township 11 North, Range 40 West, 6th P.M. Section 15: SE4 Township 11 North, Range 41 West, 6th P.M. Section 5: NE4	100.00%		320.12000	320.12000	320.12000	$0.00
12995	Roth Family Living Trust	Gene F. Lang & CO.	06/28/03	63-124	06/28/08	Perkins	Township 11 North, Range 39 West, 6th P.M. Section 3: SE4	100.00%		159.40000	159.40000	159.40000	$160.00
12996	Lyle Maley and Nancy L. Maley, husband and wife	Gene F. Lang & CO.	07/18/03	63-123	07/18/08	Perkins	Township 12 North, Range 38 West, 6th P.M. Section 19: W2	100.00%		307.50000	307.50000	307.50000	$0.00
12997	Sandra Nelson, dealing in her sole and separate property	Gene F. Lang & CO.	07/20/03	63-121	07/20/08	Perkins	Township 11 North, Range 40 West, 6th P.M. Section 11: SE4	100.00%		144.96000	144.96000	144.96000	$0.00
12998	Sara F. Stewart, dealing in her sole and separate property	Gene F. Lang & CO.	07/20/03	63-120	07/20/08	Perkins	Township 11 North, Range 40 West, 6th P.M. Section 21: NE4	100.00%		168.16000	168.16000	168.16000	$0.00
12999	Gaylord Velte	Gene F. Lang & CO.	07/20/03	63-122	07/20/08	Perkins	Township 11 North, Range 40 West, 6th P.M. Section 1: NE4	100.00%		157.35000	157.35000	157.35000	$0.00
13000	John W. Hoffert, dealing on his own sole and separate property	Gene F. Lang & CO.	07/21/03	63-119	07/21/08	Perkins	Township 12 North, Range 38 West, 6th P.M. Section 35: SW4	100.00%		161.48000	161.48000	161.48000	$0.00
13001	Thomas W. Kosmicki and Marlea M. Kosmicki, husband and wife	Gene F. Lang & CO.	07/21/03	63-118	07/21/08	Perkins	Township 11 North, Range 38 West, 6th P.M. Section 5: SW4 Section 7: SW4 Section 8: NW4	100.00%		465.65000	465.65000	464.65000	$0.00

Apollo Lease #		Lessor	Lessee	Lease Eff Date	Recording Data Book - Page	Exp Date	County, State	Description	Lessor Interest (All Tracts)		New Gross	New Added Gross	New Net Acres	Total Annual Rental
13002		Norman J. Duba and Rhonda I. Duba, husband and wife	Gene F. Lang & CO.	07/21/03	63-117	07/21/08	Perkins	Township 12 North, Range 38 West, 6th P.M. Section 25: NE4	100.00%		159.32000	159.32000	159.32000	$0.00
13003		David L. Hoffert and Janet D. Hoffert, husband and wife	Gene F. Lang & CO.	07/21/03	63-116	07/21/08	Perkins	Township 11 North, Range 38 West, 6th P.M. Section 1: NE4 Township 12 North, Range 38 West, 6th P.M. Section 35: NW4	100.00%		323.28000	323.28000	323.28000	$0.00
13004		Connie Eckhardt and Benjamin Eckhardt	Gene F. Lang & CO.	07/23/03	63-112	07/23/08	Perkins	Township 11 North, Range 40 West, 6th P.M. Section 21: SE4	100.00%		167.87000	167.87000	167.87000	$0.00
13005		Mike Hagan and LuRae Hagan, husband and wife	Gene F. Lang & CO.	08/18/03	63-115	08/18/08	Perkins	Township 11 North, Range 38 West, 6th P.M. Section 4: S2, S2NE4	100.00%		406.94000	406.94000	406.94000	$0.00
13006		Darrell C. Hagan, aka Darrell Hagan, and Helen G. Hagan, aka Helen Hagan, husband and wife	Gene F. Lang & CO.	08/26/03	63-114	08/26/08	Perkins	Township 11 North, Range 38 West, 6th P.M. Section 3: SE4 Section 4: NW4 Section 10: NE4, SE4 less 11.02 acres Section 12: SE4 Section 22: SW4 Township 12 North, Range 39 West, 6th P.M. Section 29: NW4	100.00%		1,110.94000	1,110.94000	1,110.94000	$0.00
13007		Rick Nelson, Inc.	Gene F. Lang & CO.	09/30/03	63-113	09/30/08	Perkins	Township 11 North, Range 41 West, 6th P.M. Section 19: Lots 1,2, E2NW4	100.00%		158.61000	158.61000	158.61000	$0.00
13010		State of Nebraska # 7260	Apollo Energy, LLC	11/14/03	63-268	11/14/08	Perkins	Township 11 North, Range 39 West, 6th P.M. Section 16: All	100.00%		640.00000	640.00000	640.00000	$1,280.00
13011		State of Nebraska # 7261	Apollo Energy, LLC	11/14/03	63-267	11/14/08	Perkins	Township 11 North, Range 39 West, 6th P.M. Section 36: All	100.00%		640.00000	640.00000	640.00000	$1,280.00
13012		State of Nebraska # 7264	Apollo Energy, LLC	11/14/03	63-266	11/14/08	Perkins	Township 10 North, Range 40 West, 6th P.M. Section 36: All	100.00%		640.00000	640.00000	640.00000	$1,280.00
13013		State of Nebraska # 7265	Apollo Energy, LLC	11/14/03	63-265	11/14/08	Perkins	Township 11 North, Range 40 West, 6th P.M. Section 16: All	100.00%		671.60000	671.60000	671.60000	$1,343.20
13014		State of Nebraska # 7266	Apollo Energy, LLC	11/14/03	63-264	11/14/08	Perkins	Township 11 North, Range 40 West, 6th P.M. Section 23: N2	100.00%		315.93000	315.93000	315.93000	$631.86
13015		State of Nebraska # 7267	Apollo Energy, LLC	11/14/03	63-263	11/14/08	Perkins	Township 11 North, Range 40 West, 6th P.M. Section 36: All	100.00%		631.45000	631.45000	631.45000	$1,262.90
13016		State of Nebraska # 7268	Apollo Energy, LLC	11/14/03	63-248	11/14/08	Perkins	Township 12 North, Range 40 West, 6th P.M. Section 36: All	100.00%		640.00000	640.00000	640.00000	$1,280.00
13017		State of Nebraska # 7269	Apollo Energy, LLC	11/14/03	63-247	11/14/08	Perkins	Township 11 North, Range 41 West, 6th P.M. Section 16: All	100.00%		635.00000	635.00000	635.00000	$1,270.00
13018		Jack V. Stoker and Rosemary Stoker, individually, and as husband and wife	Apollo Energy, LLC	09/30/03	63-251	09/30/08	Perkins	Township 9 North, Range 39 West, 6th P.M. Section 11: N2	100.00%		316.02000	316.02000	316.02000	$0.00
13019	A	Kevin Schrotberger, dealing in his sole and separate property	Apollo Energy, LLC	09/30/03	63-246	09/30/08	Perkins	Tract 1 Township 9 North, Range 39 West, 6th P.M. Section 21: Part of the NE4-110.54 Acres Tract 2 Township 9 North, Range 39 West, 6th P.M. Section 18: Lots 1,2, E2NW4	TR 1-50 TR 2-100	% %	274.60000	274.60000	219.33000	$0.00
13020	A	Daniel Burge, dealing in his sole and separate property	Apollo Energy, LLC	10/01/03	63-270	10/01/08	Perkins	Township 9 North, Range 39 West, 6th P.M. Section 7: Lots 1,2,3,4, E2W2, E2	50.00%		685.54000	685.54000	342.77000	$0.00
13020	B	Wayne A. Burge and Nancy J. Burge, individually and as husband and wife	Apollo Energy, LLC	10/01/03	63-262	10/01/08	Perkins	Township 9 North, Range 39 West, 6th P.M. Section 7: Lots 1,2,3,4, E2W2, E2	50.00%		685.54000	0.00000	342.77000	$0.00
13021		Lynn D. Wedel and DeAnna S. Wedel, individually and as husband and wife	Apollo Energy, LLC	09/30/03	63-261	09/30/08	Perkins	Township 9 North, Range 39 West, 6th P.M. Section 21: SE4 Section 22: NW4	50.00%		319.25000	319.25000	159.63000	$0.00
13022		Marion L. Hoover, aka Marion L. “Bunny” Hoover as Trustee of the Marion Hoover Revocable Living Trust dated 6/13/01	Apollo Energy, LLC	09/30/03	63-287	09/30/08	Perkins	Township 9 North, Range 39 West, 6th P.M. Section 23: SE4	100.00%		161.55000	161.55000	161.55000	$0.00
13023		Phillip J. Armstrong and Barbara E. Armstrong, individually, and as husband and wife	Apollo Energy, LLC	10/07/03	80-134 63-319	10/07/08	Keith / Perkins	Keith County Township 12 North, Range 41 West, 6th P.M. Section 10: NE4, S2 Perkins County Township 12 North, Range 41 West, 6th P.M. Section 24: N2, SE4	100.00%		964.09000	964.09000	964.09000	$0.00
13024		Phillip J. Armstrong and Barbara E. Armstrong, individually, and as husband and wife	Apollo Energy, LLC	10/07/03	63-318	10/07/08	Perkins	Township 12 North, Range 40 West, 6th P.M. Section 30: Lots 1,2,3,4, E2W2	100.00%		305.18000	305.18000	305.18000	$0.00
13025		Bobby G. Martin and Emile Martin, husband and wife, and Betty J. Lance and Lloyd Lance, wife and husband, and Bobby G. Martin and Emile Martin, as the sole heirs of Lucy V. Martin, deceased	Apollo Energy, LLC	10/01/03	63-269	10/01/08	Perkins	Township 12 North, Range 41 West, 6th P.M. Section 28: E2	100.00%		319.35000	319.35000	319.35000	$0.00

Apollo Lease #		Lessor	Lessee	Lease Eff Date	Recording Data Book - Page	Exp Date	County, State	Description	Lessor Interest (All Tracts)		New Gross	New Added Gross	New Net Acres	Total Annual Rental
13026	A	Kenneth E. Goertzen, a married man dealing in his sole and separate property	Apollo Energy, LLC	10/07/03	63-256	10/07/08	Perkins	Township 9 North, Range 39 West, 6th P.M. Section 11: SE4	33.33%		158.40000	158.40000	52.79999	$0.00
13026	B	Ardeen R. Goertzen, a married man dealing in his sole and separate property	Apollo Energy, LLC	10/07/03	63-255	10/07/08	Perkins	Township 9 North, Range 39 West, 6th P.M. Section 11: SE4	33.33%		158.40000	0.00000	52.79999	$0.00
13026	C	Donald L. Goertzen, a married man dealing in his sole and separate property	Apollo Energy, LLC	10/07/03	63-254	10/07/08	Perkins	Township 9 North, Range 39 West, 6th P.M. Section 11: SE4	33.33%		158.40000	0.00000	52.79999	$0.00
13027	A	Milton Rogers and Anita Rogers, individually, and as husband and wife	Gene F. Lang & CO.	10/04/03	63-236	10/04/08	Perkins	Tract 1 Township 11 North, Range 41 West, 6th P.M. Section 9: SE Tract 2 Township 11 North, Range 41 West, 6th P.M. Section 9: SW	TR 1-33.33 TR 2-100	% %	319.78000	319.78000	213.46000	$0.00
13032		William Kunnemann, dealing in his sole and separate property	Apollo Energy, LLC	10/21/03	16-301	10/21/08	Chase	Township 7 North, Range 40 West, 6th P.M. Section 2: S2 Section 11: NW4 Section 23: E2NE4	100.00%		560.00000	560.00000	560.00000	$0.00
13033		Steven C. Loeffler and Christine K. Loeffler, husband and wife	Apollo Energy, LLC	11/07/03	63-257	11/07/08	Perkins	Township 10 North, Range 39 West, 6th P.M. Section 5: NW4 Section 6: NE4 Section 7: NE4 Township 11 North, Range 39 West, 6th P.M. Section 32: S2	100.00%		790.27000	790.27000	790.27000	$0.00
13034		Richard Stewart, dealing in his sole and separate property	Apollo Energy, LLC	11/07/03	63-274	11/07/08	Perkins	Township 11 North, Range 40 West, 6th P.M. Section 29: E2 Section 31: NE4	100.00%		471.81000	471.81000	471.81000	$0.00
13035		Vilas Smith Land and Cattle Co., Inc., a Nebraska Corporation	Apollo Energy, LLC	11/05/03	16-297	11/05/08	Chase	Township 5 North, Range 39 West, 6th P.M. Section 14: S2 Section 23: N2, SE4 Section 24: E2 Township 6 North, Range 40 West, 6th P.M. Section 7: All Section 12: S2 Section 13: All Township 6 North, Range 39 West, 6th P.M. Section 7: All less 0.5 acres in SE4 Section 8: Part of NW4SW4	100.00%		3,342.86000	3,342.86000	3,342.86000	$0.00
13036		Ronald Armstrong, Trustee of The Betty Amrstrong Trust	Apollo Energy, LLC	10/09/03	79-230	10/09/08	Keith	Township 12 North, Range 41 West, 6th P.M. Section 12: SW4 Section 13: NW4 Section 14: NE4, S2, and tract of land in the SW4NW4	100.00%		824.39000	824.39000	824.39000	$0.00
13037	A	Philip J. Armstrong and Barbara E. Armstrong, individually and as husband and wife	Apollo Energy, LLC	10/30/03	63-258	10/30/08	Perkins	Township 11 North, Range 41 West, 6th P.M. Section 18: Lots 1,2, E2NW4, ada NW4	37.50%		156.44000	156.44000	58.66500	$0.00
13039		Vinton A. Kimberling, Trustee of the Vinton A. Kimberling Trust, and Fauniel I. Kimberling, Trustee of the Fauniel I. Kimberling Trust	Apollo Energy, LLC	11/18/03	16-299	11/18/08	Chase	Township 6 North, Range 40 West, 6th P.M. Section 17: S2SW4 Section 18: SE4 Section 20: E2, NE4NW4, Pt of W/2NW4 Section 28: NW4, S2 Section 29: NE4 Section 33: Pt of SE4, W2	100.00%		1,741.21000	1,741.21000	1,741.21000	$0.00
13040		Erma Holcombe, also known as Erma L. Holcome, a single woman	Apollo Energy, LLC	09/17/03	190467	09/17/08	Sedgwick	Township 11 North, Range 42 West, 6th P.M. Section 29: Lots 1,2,3,4 Section 30: E2	100.00%		432.40000	432.40000	432.40000	$0.00
13041	A	Howard Dean Stephens, dealing in his sole and separate property	Apollo Energy, LLC	11/01/03	63-259	11/01/08	Perkins	Township 9 North, Range 39 West, 6th P.M. Section 11: SW4	50.00%		158.19000	158.19000	79.09500	$0.00
13041	B	Jerry Lee Stephens, dealing in his sole and separate property	Apollo Energy, LLC	11/01/03	63-260	11/01/08	Perkins	Township 9 North, Range 39 West, 6th P.M. Section 11: SW4	50.00%		158.19000	0.00000	79.09500	$0.00
13042		George W. Gengenbach, a married man dealing in his sole and separate property	Apollo Energy, LLC	05/15/03	63-328	05/15/08	Perkins	Township 9 North, Range 38 West, 6th P.M. Section 12: SW4 Section 13: All	100.00%		815.90000	815.90000	815.90000	$815.90
13043		Ahrens Farms Inc., a Nebraska Corporation	Apollo Energy, LLC	11/19/03	16-358	11/19/08	Chase	Township 5 North, Range 39 West, 6th P.M. Section 15: SW4 Section 20: NE4 Section 23: SW4	100.00%		481.57000	481.57000	481.57000	$0.00
13044		Burnetta M. Ahrens and Robert J. Ahrens, Trustees of the Burnetta M. Ahrens Trust No. 1 dated April 1, 1996	Apollo Energy, LLC	11/19/03	16-361	11/19/08	Chase	Township 5 North, Range 40 West, 6th P.M. Section 3: Lots 3,4, S2NW4, S2	100.00%		480.23000	480.23000	480.23000	$0.00

Apollo Lease #		Lessor	Lessee	Lease Eff Date	Recording Data Book - Page	Exp Date	County, State	Description	Lessor Interest (All Tracts)		New Gross	New Added Gross	New Net Acres	Total Annual Rental
13045		Burnetta M. Ahrens and Robert J. Ahrens, Trustees of the Burnetta M. Ahrens Trust No. 1 dated April 1, 1996	Apollo Energy, LLC	11/19/03	16-364	11/19/08	Chase	Township 5 North, Range 39 West, 6th P.M. Section 22: SE4	100.00%		159.97000	159.97000	159.97000	$0.00
13046	A	William J. Wilcynski Trust, C/O W. Joseph Wilcynski, Jr.	Gene F. Lang & CO.	07/20/03	63-235	07/20/08	Perkins	Township 11 North, Range 40 West, 6th P.M. Section 2: NE4	50.00%		165.16000	165.16000	82.58000	$0.00
13046	B	Margaret K. Ralston, a widow	Gene F. Lang & CO.	11/18/03	63-237	11/18/08	Perkins	Township 11 North, Range 40 West, 6th P.M. Section 2: NE4	50.00%		165.16000	0.00000	82.58000	$0.00
13047		Donald T. Svoboda and Delores A. Svoboda, also known as Dolores A. Svoboda, husband and wife and Dove Valley Estates, Inc., a Nebraska Corporation	Apollo Energy, LLC	11/14/03	63-238	11/14/08	Perkins	Township 11 North, Range 40 West, 6th P.M. Section 9: S2	100.00%		394.92000	394.92000	394.92000	$0.00
13048		Bart Stromberger, also known as Bart J. Stromberger and Bart Jay Stromberger, and Sheila Stromberger, also known as Sheila K. Stromberger, husband and wife	Apollo Energy, LLC	11/19/03	16-371	11/19/08	Chase	Township 6 North, Range 40 West, 6th P.M. Section 22: SW4 Section 23: Part of SW4 Section 30: Part of NE4 Section 32: NE4 Section 33: NE4	100.00%		611.14000	611.14000	611.14000	$0.00
13049		Wilma E. Stromberger, dealing on her sole and separate property	Apollo Energy, LLC	11/19/03	16-447	11/19/08	Chase	Township 6 North, Range 40 West, 6th P.M. Section 21: SE4	100.00%		160.00000	160.00000	160.00000	$0.00
13050		Stromberger Farms, Inc., a Nebraska Corporation	Apollo Energy, LLC	11/19/03	16-373	11/19/08	Chase	Township 6 North, Range 40 West, 6th P.M. Section 26: S2 Section 27: W2 Section 29: S2 Section 32: NW4 Section 34: NE4	100.00%		1,280.00000	1,280.00000	1,280.00000	$0.00
13051	A	Wilma E. Stromberger	Apollo Energy, LLC	11/01/03	16-293	11/01/08	Chase	Township 5 North, Range 40 West, 6th P.M. Section 1: That part of the E2, described in Book 31, Page 587 of the records in the Clerk and Recorders Office, Chase County, Nebraska	50.00%		156.93000	156.93000	156.93000	$0.00
13052	A	Myron K. Kunnemann and Marlon K. Kunnemann, dealing in their sole and separate property	Apollo Energy, LLC	11/20/03	16-379	11/20/08	Chase	Township 8 North, Range 40 West, 6th P.M. Section 26: W2, less 8.018 acres, more or less	50.00%		323.30000	323.30000	161.65000	$0.00
13052	B	Fern Kunnemann, a single woman, and Delores A. Francis, a single woman	Apollo Energy, LLC	11/13/03	16-377	11/13/08	Chase	Township 8 North, Range 40 West, 6th P.M. Section 26: W2, less 8.018 acres, more or less	50.00%		323.30000	0.00000	161.65000	$0.00
13053		Terryberry Farms, Inc., a Nebraska Corporation	Apollo Energy, LLC	11/11/03	16-367	11/11/08	Chase	Township 5 North, Range 40 West, 6th P.M. Section 11: NW4, and that part of the SE4 Section 13: That part more particularly described in Deed Section 14: That part of the E/2	100.00%		967.02000	967.02000	967.02000	$0.00
13054		Beard Farms, Inc., a Nebraska Corporation	Apollo Energy, LLC	11/19/03	16-417	11/19/08	Chase	Township 6 North, Range 40 West, 6th P.M. Section 19: All Section 20: Part of W2NW4	100.00%		673.35000	673.35000	673.35000	$0.00
13056		Erma C. Hulinsky, individually and as Personal Representative of the Estate of Laddie J. Hulinsky, deceased	Apollo Energy, LLC	11/25/03	79-252 79-338 63-332	11/25/08	Keith / Perkins	Tract 1 Perkins County Township 12 North, Range 41 West, 6th P.M. Section 20: E2, SW4 Section 29: NE4 Keith County Township 12 North, Range 41 West, 6th P.M. Section 13: SE4 Section 17: SE4 Tract 2 Township 12 North, Range 41 West, 6th P.M. Section 13: NE4	TR 1-100 TR 2-75	% %	1,117.53000	1,117.53000	1,077.38500	$0.00
13057		THT Farms, a Partnership	Apollo Energy, LLC	11/11/03	16-356	11/11/08	Chase	Township 5 North, Range 40 West, 6th P.M. Section 1: That part of the S/2 Section 2: SE4 Section 11: That part of the NE4 Section 12: That part of the N2 and SW4 Section 15: NE4	100.00%		910.13000	910.13000	910.13000	$0.00
13058		Lucille Johns Mowrer	Apollo Energy, LLC	11/07/03	63-355	11/07/08	Perkins	Township 11 North, Range 40 West, 6th P.M. Section 26: W2	100.00%		323.25000	323.25000	323.25000	$0.00
13059		Donn Gengenbach, a married man dealing in his sole and separate property	Apollo Energy, LLC	11/07/03	64-31	11/07/08	Perkins	Township 10 North, Range 38 West, 6th P.M. Section 19: S2NW4	100.00%		82.36000	82.36000	82.36000	$0.00
13060	A	Kenneth E. Goertzen	Apollo Energy, LLC	11/07/03	63-299	11/07/08	Perkins	Township 9 North, Range 39 West, 6th P.M. Section 13: SE4 Township 10 North, Range 37 West, 6th P.M. Section 26: SW4	16.67%		319.64000	319.64000	53.27330	$0.00

Apollo Lease #		Lessor	Lessee	Lease Eff Date	Recording Data Book - Page	Exp Date	County, State	Description	Lessor Interest (All Tracts)		New Gross	New Added Gross	New Net Acres	Total Annual Rental
13060	B	Leverna Hufford	Apollo Energy, LLC	11/07/03	63-290	11/07/08	Perkins	Township 9 North, Range 39 West, 6th P.M. Section 13: SE4 Township 10 North, Range 37 West, 6th P.M. Section 26: SW4	16.67%		319.64000	0.00000	53.27330	$0.00
13060	C	Donald L. Goertzen, a married man dealing in his sole and separate property	Apollo Energy, LLC	11/07/03	63-291	11/07/08	Perkins	Township 9 North, Range 39 West, 6th P.M. Section 13: SE4 Township 10 North, Range 37 West, 6th P.M. Section 26: SW4	16.67%		319.64000	0.00000	53.27330	$0.00
13060	D	Ardean R. Goertzen, a married man dealing in his sole and separate property	Apollo Energy, LLC	11/07/03	63-292	11/07/08	Perkins	Township 9 North, Range 39 West, 6th P.M. Section 13: SE4 Township 10 North, Range 37 West, 6th P.M. Section 26: SW4	16.67%		319.64000	0.00000	53.27330	$0.00
13060	E	Marilyn Rugh, a single woman dealing in her sole and separate property	Apollo Energy, LLC	11/07/03	63-293	11/07/08	Perkins	Township 9 North, Range 39 West, 6th P.M. Section 13: SE4 Township 10 North, Range 37 West, 6th P.M. Section 26: SW4	16.67%		319.64000	0.00000	53.27330	$0.00
13060	F	Mary Strauss, a married woman dealing in her sole and separate property	Apollo Energy, LLC	11/07/03	63-294	11/07/08	Perkins	Township 9 North, Range 39 West, 6th P.M. Section 13: SE4 Township 10 North, Range 37 West, 6th P.M. Section 26: SW4	16.67%		319.64000	0.00000	53.27330	$0.00
13062		Synergetic Corporation, a Nebraska Corporation	Apollo Energy, LLC	11/05/03	16-354	11/05/08	Chase	Township 6 North, Range 39 West, 6th P.M. Section 17: All Section 18: All Section 19: N2, N2SW4 Section 20: NW4	100.00%		1,854.95000	1,854.95000	1,854.95000	$0.00
13063		Mer-Dell Enterprises, Inc., a Nebraska Corporation	Apollo Energy, LLC	11/18/03	16-369	11/18/08	Chase	Township 6 North, Range 39 West, 6th P.M. Section 2: SW4, W2SE4 Section 3: All less 1.82 acres in SW4 Township 7 North, Range 39 West, 6th P.M. Section 28: S2S2NE4, Part of SE4 Section 33: Part of W2NE4, Part of E2NW4	100.00%		1,232.42000	1,232.42000	1,232.42000	$0.00
13064		Bart J. and Sheila K. Stromberger, husband and wife	Apollo Energy, LLC	12/02/03	16-375	12/02/08	Chase	Township 5 North, Range 40 West, 6th P.M. Section 1: Part of W2	100.00%		153.49000	153.49000	153.49000	$0.00
13065		Richard E. and Dorothy S. Deuser Agency, Farmers National Company Agent, Oil and Gas Dept.	Apollo Energy, LLC	11/24/03	63-339	11/24/08	Perkins	Township 11 North, Range 40 West, 6th P.M. Section 18: NE4	100.00%		131.92000	131.92000	131.92000	$0.00
13066		Tony L. and Patricia A. Brown Agency, Farmers National Company Agent, Oil and Gas Dept.	Apollo Energy, LLC	11/24/03	63-338	11/24/08	Perkins	Township 10 North, Range 38 West, 6th P.M. Section 20: NE4	100.00%		152.81000	152.81000	152.81000	$0.00
13067		Jeffrey David Wright Agency, Farmers National Company Agent, Oil and Gas Dept.	Apollo Energy, LLC	11/24/03	63-337	11/24/08	Perkins	Township 12 North, Range 39 West, 6th P.M. Section 21: SE4, E2SW4	100.00%		242.64000	242.64000	242.64000	$0.00
13068		James A. Walter, dealing in his sole and separate property	Apollo Energy, LLC	11/01/03	63-336	11/01/08	Perkins	Township 9 North, Range 39 West, 6th P.M. Section 22: S2	100.00%		325.71000	325.71000	325.71000	$0.00
13069		Stephen M. Bull and Terese Svoboda, husband and wife	Apollo Energy, LLC	11/12/03	63-333	11/12/08	Perkins	Township 12 North, Range 39 West, 6th P.M. Section 28: NE	100.00%		161.07000	161.07000	80.53500	$0.00
13126		Fern L. Armstrong, Trustee of the Fern L. Armstrong Trust, dated September 6, 1986	Apollo Energy, LLC	10/22/03	79-232	10/22/08	Keith	Township 12 North, Range 41 West, 6th P.M. Section 2: W2NW4	100.00%		83.64000	83.64000	83.64000	$0.00
13127		Donna M. Day and Doris D. Leland, Co-Trustees under Trust dated April, 1983	Gene F. Lang & CO.	12/04/03	16-317	12/04/08	Chase	Township 5 North, Range 40 West, 6th P.M. Section 19: Lot 3 (39.32), Lot 4 (39.51), E2SW4 Section 30: Lot 1 (24.60), Lot 2 (24.20), Lot 3 (23.80), Lot 4 (23.40), E2W2 Township 5 North, Range 41 West, 6th P.M. Section 24: E2W2, SE4 Section 25: All	100.00%		1,427.23000	1,427.23000	1,427.23000	$0.00
13128		Dale A. Large and Sylvia K. Large, husband and wife	Apollo Energy, LLC	12/04/03	16-419	12/04/08	Chase	Township 6 North, Range 39 West, 6th P.M. Section 6: Part of NW4, Part of S/2	100.00%		488.68000	488.68000	488.68000	$0.00
13129	A	Howard R. Levy and Donna Levy, individually, and as husband and wife	Apollo Energy, LLC	01/18/04	16-414	01/18/09	Chase	Tract 1 Township 6 North, Range 40 West, 6th P.M. Section 12: NE4 Section 14: E2 Section 23: NE4 Tract 2 Township 7 North, Range 39 West, 6th P.M. Section 6: N2, SW4	TR 1-100 TR 2-50	% %	1,121.58980	1,121.58980	880.79500	$0.00

Apollo Lease #		Lessor	Lessee	Lease Eff Date	Recording Data Book - Page	Exp Date	County, State	Description	Lessor Interest (All Tracts)		New Gross	New Added Gross	New Net Acres	Total Annual Rental
13130		Apple A, Inc., a Nebraska Corporation	Apollo Energy, LLC	01/18/04	16-411	01/18/09	Chase	Township 6 North, Range 40 West, 6th P.M. Section 1: SE4, W/2 Section 12: NW4	100.00%		640.84000	640.84000	327.50000	$0.00
13132		Rhonda Smith and Julie Way as Attorney-in-Fact for Roberta Frosh, Trustee of the Elmo J. Frosh Marital Trust	Apollo Energy, LLC	01/18/04	16-405	01/18/09	Chase	Township 6 North, Range 40 West, 6th P.M. Section 8: E2, NW4, Part of SW4	100.00%		635.00000	635.00000	635.00000	$0.00
13133		Rhonda Smith and Julie Way, as Attorney in Fact for Roberta Frosh, Trustee of the Elmo J. Frosh Family Trust	Apollo Energy, LLC	01/18/04	16-408	01/18/09	Chase	Township 6 North, Range 40 West, 6th P.M. Section 10: W2, Part of the SE/4	100.00%		476.44000	476.44000	476.44000	$0.00
13145		Armstrong Land & Cattle Co., a Nebraska Corporation	Apollo Energy, LLC	01/13/04	79-260	01/13/09	Keith	Township 12 North, Range 41 West, 6th P.M. Section 2: Tracts of land located in the E2 and SW4 more particularly described in Book 93, Page 106 and Book 87, Page 380 of the Clerk and Recorder’s office Section 3: S2	100.00%		348.90000	348.90000	268.72000	$0.00
13146		Darrell L. Armstrong and Darlene Armstrong, individually and as husband and wife	Apollo Energy, LLC	01/13/04	79-258	01/13/09	Keith	Township 12 North, Range 41 West, 6th P.M. Section 2: E2NW4, NE4, S2 except tracts in Book 93, Page 106 and Book 87, Page 380 Section 14: NW4	100.00%		684.46000	684.46000	684.46000	$0.00
13148	A	Jack Lee, aka John E. Lee and Betty Lee, individually and as husband and wife	Thomas B. Lee (Locator’s Oil and Gas, Inc.)	06/21/75	6-27 8-561	6/21/1985 (HBP)	Chase / Dundy

Tract 1
Township 5 North, Range 40 West, 6th P.M.
Section 29: SW4NW4, W2SW4
Section 30:  SE4
Section 31:  Lots 1 and 2, E2NW4, NE4
Section 32:  N2
Chase County
Township 4 North, Range 40 West, 6th P.M.
Section 7:  Lots 1-4, E2W2, NE4
Section 8:  S2NW4, N2SW4
Section 18:  W2NE4, E2NW4
Township 4 North, Range 41 West, 6th P.M.
Section 2:  Lots 1,2,S2NE4
Section 12:  E2
Dundy County
Tract 2
Township 5 North, Range 40 West, 6th P.M.
Section 31:  Lots 3 and 4, E2SW4, SE4
Section 32:  S2
Chase County
Township 4 North, Range 40 West, 6th P.M.
Section 6:  Lots 3-7, SE4NW4, E2SW4
Township 4 North, Range 41 West, 6th P.M.
Section 1: Lots 3 and 4, SE4
Dundy County
Limited to and include those horizons from the surface of the Earth down to the stratigraphic equivalent of 150 feet below the top of the Niobrara formation as found in the Lion Oil Company #1 Earl well located in the NE4NE4 of Section 1, Township 4 North, Range 41 West, 6th P.M., Dundy County, Nebraska (top of the Niobrara formation in said well being defined

									TR 1-100 TR 2-50	% %	3,399.70000	3,399.70000	2,722.39000	$3,555.45
13151		Clayton C. Cole, also known as Clayton Cole, and Irl D. Cole, also known as Irl Cole, husband and wife	Apollo Energy, LLC	03/11/04	79-345	03/11/09	Keith	Township 14 North, Range 40 West, 6th P.M. Section 19: All Section 30: SE4, W2 Section 31: All Township 14 North, Range 41 West, 6th P.M. Section 24: Part of N/2 Section 25: Part of E/2 Township 15 North, Range 41 West, 6th P.M. Section 35: All	100.00%		2,548.26000	2,548.26000	2,548.26000	$2,548.26

Apollo Lease #		Lessor	Lessee	Lease Eff Date	Recording Data Book - Page	Exp Date	County, State	Description	Lessor Interest (All Tracts)		New Gross	New Added Gross	New Net Acres	Total Annual Rental
13152		Belmar Ranch Company, a Nebraska Corporation	Apollo Energy, LLC	02/23/04	79-344	02/23/09	Keith	Township 14 North, Range 41 West, 6th P.M. Section 1: All Township 15 North, Range 40 West, 6th P.M. Section 31: All Township 15 North, Range 41 West, 6th P.M. Section 10: All South of CNPP and ID Contour Section 13: All except CNPP and ID Section 14: All South of CNPP and ID Section 15: All South of CNPP and ID Contour Section 22: All Section 23: All Section 24: All Section 25: All Section 26: All Section 27: All	100.00%		6,376.18000	6,376.18000	6,294.76000	$6,376.18
13153		Mika, Inc. a Nebraska Corporation	Apollo Energy, LLC	03/02/04	79-254	03/02/09	Keith	Township 14 North, Range 40 West, 6th P.M. Section 10: All, less tracts (4.26 acres) Section 15: NE4 Township 13 North, Range 41 West, 6th P.M. Section 12: NE4	100.00%		944.86000	944.86000	944.86000	$944.86
13155		Kim L. Hothan, dealing on his own separate property	Apollo Energy, LLC	02/25/04	79-255	02/25/09	Keith	Township 14 North, Range 41 West, 6th P.M. Section 34: NW4	100.00%		160.20000	160.20000	160.20000	$160.20
13156	A	Timothy Wayne Frates, dealing on his own separate property	Apollo Energy, LLC	03/01/04	79-256	03/01/09	Keith	Township 15 North, Range 40 West, 6th P.M. Section 33: W2	50.00%		319.68000	319.68000	159.84000	$159.84
13157	A	Jerry Waterman, also known as Jerry L. Waterman, dealing on his own separate property	Apollo Energy, LLC	03/02/04	79-257	03/02/09	Keith	Tract 1 Township 13 North, Range 41 West, 6th P.M. Section 2: Lots 2,3,4, SW4NE4, S2NW4, SW4, S2SE4 Township 14 North, Range 41 West, 6th P.M. Section 27: SW4 Section 34: SE4 Tract 2 Township 14 North, Range 41 West, 6th P.M. Section 35: SW4	TR 1-100 TR 2-50	% %	967.13000	967.13000	887.14000	$887.14
13158		Harms Incorporated, a Nebraska Corporation	Apollo Energy, LLC	03/02/04	79-343	03/02/09	Keith	Tract 1 Township 13 North, Range 40 West, 6th P.M. Section 11: N2 Tract 2 Township 13 North, Range 40 West, 6th P.M. Section 4: All Section 9: E2, NWNW, NENW4	TR 1-100 TR 2-36	% %	1,355.96000	1,355.96000	693.48960	$693.49
13174		Jeff Koenig and Kelli Koenig, individually and as husband and wife	Apollo Energy, LLC	03/11/04	64-79	03/11/09	Perkins	Township 11 North, Range 41 West, 6th P.M. Section 15: NW4	100.00%		159.27000	159.27000	159.27000	$0.00
13175		Kimberly Farms, Inc.	Apollo Energy, LLC	03/11/04	64-80	03/11/09	Perkins	Township 11 North, Range 41 West, 6th P.M. Section 32: NW4	100.00%		155.99000	155.99000	155.99000	$0.00
13176		Bauman Partnership	Apollo Energy, LLC	03/11/04	64-81	03/11/09	Perkins	Township 12 North, Range 41 West, 6th P.M. Section 20: NW	100.00%		159.06000	159.06000	159.06000	$0.00
13177		Kenneth A. Hagge and Dorothy Anne Hagge, individually, and as husband and wife	Apollo Energy, LLC	12/01/03	64-82	12/01/08	Perkins	Township 12 North, Range 38 West, 6th P.M. Section 24: SE4 Section 28: SW4 Section 29: W2 Section 30: SW4 Township 12 North, Range 39 West, 6th P.M. Section 19: SE4	100.00%		947.57000	947.57000	947.57000	$0.00
13178		Donald B. Hink, dealing on his own separate property and Elaine E. Hink, dealing on her own separate property	Apollo Energy, LLC	11/29/03	16-449	11/29/08	Chase	Township 6 North, Range 39 West, 6th P.M. Section 20: W2NE4 Section 26: SE4SE4 Township 6 North, Range 40 West, 6th P.M. Section 35: All	100.00%		760.34000	760.34000	760.34000	$0.00
13179		Kathleen A. Baker, dealing in her sole and separate property	Apollo Energy, LLC	03/11/04	64-72	03/11/09	Perkins	Township 11 North, Range 41 West, 6th P.M. Section 8: N2SE Section 9: S2NW Section 18: E2SW Section 26: N2NW	100.00%		319.60000	319.60000	319.60000	$0.00
13180		John A. and Sharon G. Arkles, individually and as husband and wife	Apollo Energy, LLC	03/11/04	64-73	03/11/09	Perkins	Township 11 North, Range 41 West, 6th P.M. Section 8: S2SE4 Section 9: N2NW4 Section 18: W2SW4 Section 26: S2NW4	100.00%		319.66000	319.66000	319.66000	$0.00

Apollo Lease #		Lessor	Lessee	Lease Eff Date	Recording Data Book - Page	Exp Date	County, State	Description	Lessor Interest (All Tracts)		New Gross	New Added Gross	New Net Acres	Total Annual Rental
13181		Benny A. Adamson a/k/a Benny Anthony Adamson	Apollo Energy, LLC	03/11/04	64-74	03/11/09	Perkins	Township 12 North, Range 41 West, 6th P.M. Section 28: NW4	100.00%		159.54000	159.54000	159.54000	$0.00
13182		Melinda K. Nelson, dealing in her sole and separate property	Apollo Energy, LLC	03/11/04	64-75	03/11/09	Perkins	Township 11 North, Range 41 West, 6th P.M. Section 10: SE	100.00%		160.38000	160.38000	160.38000	$0.00
13183		Joan A. Parks, dealing on her own separate property	Apollo Energy, LLC	02/20/04	79-336	02/20/09	Keith	Township 15 North, Range 40 West, 6th P.M. Section 34: All Township 14 North, Range 40 West, 6th P.M. Section 3: All Section 4: All Section 9: a 2.02 acre tract in NE4NE4	100.00%		1,929.30000	1,929.30000	1,929.30000	$1,929.30
13184		Kevin C. Cole and Tammy K. Cole, husband and wife	Apollo Energy, LLC	03/31/04	79-337	03/31/09	Keith	Township 14 North, Range 40 West Section 14: S2 Section 30: NE	100.00%		482.05000	482.05000	482.05000	$482.05
13189		Maralyn M. Mercer, Sheralee Rae McLaughlin and Shellee S. Robison, dealing in their sole and separate property	Apollo Energy, LLC	03/16/04	64-76	03/16/09	Perkins	Township 12 North, Range 40 West, 6th P.M. Section 31: NE	100.00%		160.31000	160.31000	120.23250	$0.00
13228		Leon O. Shaw, dealing in his sole and separate property	Apollo Energy, LLC	01/14/05	64-186	01/14/10	Perkins	Township 10 North, Range 38 West, 6th P.M. Section 14: SE4 Section 24: NW4 less a 1.56 acre tract	100.00%		322.16000	322.16000	322.16000	$966.48
13229		Leland Spanjer, dealing in his sole and separate property	Apollo Energy, LLC	01/14/05	64-187	01/14/10	Perkins	Township 10 North, Range 38 West, 6th P.M. Section 14: SW4 Section 15: SE4 Section 22: NE4 Section 23: E2, SW4 Section 26: SW4	100.00%		1,095.47000	1,095.47000	1,095.47000	$3,286.41
13230		Burton A. Bogaert, dealing in his sole and separate property	Apollo Energy, LLC	01/14/05	64-188	01/14/10	Perkins	Township 10 North, Range 38 West, 6th P.M. Section 26: SE4	100.00%		157.83000	157.83000	157.83000	$787.15
13231	A	Betty Jane Alexander, dealing in her sole and separate property	Apollo Energy, LLC	01/14/05	64-189	01/14/10	Perkins	Township 10 North, Range 38 West, 6th P.M. Section 8: NW4	50.00%		150.40000	150.40000	75.20000	$0.00
13232		Michael J. Cockrill, dealing in his sole and separate property	Apollo Energy, LLC	01/17/05	64-190	01/17/10	Perkins	Township 10 North, Range 38 West, 6th P.M. Section 34: SW4	100.00%		152.29000	152.29000	152.29000	$0.00
13233		Jerald Harms and Carolyn Harms, individually, and as husband and wife	Apollo Energy, LLC	01/17/05	64-191	01/17/10	Perkins	Township 11 North, Range 38 West, 6th P.M. Section 27: SE4	100.00%		161.63000	161.63000	161.63000	$0.00
13234		Robert H. McCaffree and Inez A. McCaffree, individually, and as husband and wife, by Inez A. McCaffree, attorney in fact for Robert H. McCaffree	Apollo Energy, LLC	01/17/05	64-192	01/17/10	Perkins	Township 10 North, Range 38 West, 6th P.M. Section 32: S2NW4, S2N2NW4	100.00%		120.75000	120.75000	120.75000	$0.00
13235		Y-AG Corp., Inc. C/O Calvin Young	Apollo Energy, LLC	01/17/05	64-251	01/17/10	Perkins	Township 11 North, Range 38 West, 6th P.M. Section 14: NE4, W2 Section 15: NE4 Section 24: E2	Tract 1-100 Tract 2-50	% %	963.01000	963.01000	641.67500	$0.00
13236		Violet V. Kosmicki, dealing in her sole and separate property	Apollo Energy, LLC	01/14/05	64-195	01/14/10	Perkins	Township 10 North, Range 38 West, 6th P.M. Section 25: W2	100.00%		316.70000	316.70000	316.70000	$315.70
13237		Triangle C Farms & Ranches, Inc., a Nebraska Corporation	Apollo Energy, LLC	01/17/05	64-193	01/17/10	Perkins	Township 11 North, Range 38 West, 6th P.M. Section 12: N2, SW4 less tract in SE4SW4 9.89 acres Section 13: NW4	100.00%		624.48000	624.48000	625.48000	$0.00
13238		Courtney Shrotberger and Dee Ann Schrotberger, individually, and as husband and wife	Apollo Energy, LLC	01/17/05	64-194	01/17/10	Perkins	Township 11 North, Range 38 West, 6th P.M. Section 28: W2	100.00%		320.07000	320.07000	320.07000	$0.00
13239		Bruce D. Young dealing in his sole and separate property	Apollo Energy, LLC	01/20/05	64-196	01/20/10	Perkins	Township 11 North, Range 38 West, 6th P.M. Section 15: SW4 less tract in SW4SW4 Section 22: W2NW4 Township 10 North, Range 38 West, 6th P.M. Section 13: E2	100.00%		551.62000	551.62000	551.62000	$551.62
13240		Jim D. Kemling and Starlene M. Kemling, individually, and as huband and wife	Apollo Energy, LLC	01/14/05	64-197	01/14/10	Perkins	Township 10 North, Range 38 West, 6th P.M. Section 24: NE4	100.00%		160.70000	160.70000	160.70000	$0.00
13241		Daniel W. Burge, dealing in his sole and separate property	Apollo Energy, LLC	01/14/05	64-199	01/14/10	Perkins	Township 10 North, Range 38 West, 6th P.M. Section 24: SW4	100.00%		157.46000	157.46000	157.46000	$0.00
13242		Bryan S. Kroeker and Patsy J. Kroeker, individually, and as husband and wife	Apollo Energy, LLC	01/14/05	64-198	01/14/10	Perkins	Township 10 North, Range 38 West, 6th P.M. Section 5: SE4	100.00%		154.23000	154.23000	154.23000	$0.00
13243		Marilyn McDonald, dealing in her sole and separate property	Apollo Energy, LLC	01/17/05	64-200	01/17/10	Perkins	Township 10 North, Range 38 West, 6th P.M. Section 35: NW4	100.00%		161.73000	161.73000	161.73000	$0.00
13244		Bernita Lampmann, dealing in her sole and separate property	Apollo Energy, LLC	01/17/05	64-201	01/17/10	Perkins	Township 10 North, Range 38 West, 6th P.M. Section 35: NE4	100.00%		160.75000	160.75000	160.75000	$0.00
13245		Wayne A. Burge and Nancy Burge, individually, and as husband and wife	Apollo Energy, LLC	01/17/05	64-202	01/17/10	Perkins	Township 11 North, Range 38 West, 6th P.M. Section 27: NW4	100.00%		161.84000	161.84000	161.84000	$0.00

Apollo Lease #	Lessor	Lessee	Lease Eff Date	Recording Data Book - Page	Exp Date	County, State	Description	Lessor Interest (All Tracts)		New Gross	New Added Gross	New Net Acres	Total Annual Rental
13247	John W. Long and Kristie Jo Long, individually, and as husband and wife	Apollo Energy, LLC	01/17/05	64-204	01/17/10	Perkins	Township 11 North, Range 38 West, 6th P.M. Section 13: NE4	100.00%		158.72000	158.72000	158.72000	$0.00
13253	Everett R. Smith and JoAnn D. Smith, individually, and as husband and wife	Apollo Energy, LLC	01/17/05	64-205	01/17/10	Perkins	Township 11 North, Range 38 West, 6th P.M. Section 13: SW4 Section 14: SE4 Section 20: NE4	100.00%		480.30000	480.30000	480.30000	$0.00
13254	Jane Tjaden, dealing in her sole and separate property	Apollo Energy, LLC	01/17/05	64-206	01/17/10	Perkins	Township 10 North, Range 38 West, 6th P.M. Section 1: S2	100.00%		322.26000	322.26000	322.26000	$0.00
13255	Edwin F. Friehauf and Frances A. Friehauf, individually, as as trustees of the Friehauf Living Trust	Apollo Energy, LLC	01/29/05	64-207	01/29/10	Perkins	Township 10 North, Range 38 West, 6th P.M. Section 34: NW4 Township 9 North, Range 38 West, 6th P.M. Section 3: SE4	100.00%		310.32000	310.32000	310.32000	$0.00
13256	Wiebe Family Investments, LLC, a Nebraska Limited Liability Company	Apollo Energy, LLC	01/17/05	64-208	01/17/10	Perkins	Township 11 North, Range 38 West, 6th P.M. Section 25: NE4	100.00%		159.93000	159.93000	159.93000	$0.00
13259	Jacob and Mildred Friesen Trust, Jacob Friesen, Trustee and Mildred Friesen, Trustee	Apollo Energy, LLC	01/14/05	64-209	01/14/10	Perkins	Township 10 North, Range 38 West, 6th P.M. Section 25: E2, less a 7.29 acre tract	100.00%		307.49000	307.49000	307.49000	$307.49
13306	Everett R. Smith and Jo Ann D. Smith, Individually, and as husband and wife	Apollo Energy, LLC	02/14/05	64-210	02/14/10	Perkins	Township 10 North, Range 39 West, 6th P.M. Section 8: SW4	100.00%		156.38000	156.38000	156.38000	$0.00
13307	Bonita J. Brown, as trustee of the Bonita J. Brown Trust	Apollo Energy, LLC	03/05/05	64-218	03/05/10	Perkins	Township 9 North, Range 38 West, 6th P.M. Section 21: SW4	100.00%		161.44000	161.44000	161.44000	$0.00
13308	Kenneth Twerwilliger, individually, and as husband and wife	Apollo Energy, LLC	03/05/05	64-220	03/05/10	Perkins	Township 9 North, Range 38 West, 6th P.M. Section 28: W2	100.00%		321.65000	321.65000	321.65000	$0.00
13309	Estaline Wilma Cockrill, Trustee	Apollo Energy, LLC	03/05/05	64-248	03/05/10	Perkins	Township 9 North, Range 38 West, 6th P.M. Section 3: NE4 less tract	100.00%		154.72000	154.72000	154.72000	$0.00
13310	Vernon Lee Pankonin	Apollo Energy, LLC	03/10/05	64-217	03/10/10	Perkins	Township 11 North, Range 38 West, 6th P.M. Section 19: W2 Section 23: NE4	100.00%		490.54000	490.54000	490.54000	$0.00
13311	Alexander Brian Pankonin, dealing in his sole and separate property	Apollo Energy, LLC	03/10/05	64-247	03/10/10	Perkins	Township 11 North, Range 38 West, 6th P.M. Section 23: SE4	100.00%		161.16000	161.16000	161.16000	$0.00
13312	Edwin Martens, a widower	Apollo Energy, LLC	03/11/05	64-246	03/11/10	Perkins	Township 11 North, Range 38 West, 6th P.M. Section 13: SE4	100.00%		159.83000	159.83000	159.83000	$0.00
13313	Donald W. Hamm, dealing in his sole and separate property	Apollo Energy, LLC	03/05/05	64-216	03/05/10	Perkins	Township 9 North, Range 38 West, 6th P.M. Section 21: N2	100.00%		320.00000	320.00000	320.00000	$0.00
13314	Janet Schroeder, as trustee of the Lowell M. Schroeder Family Trust	Apollo Energy, LLC	03/05/05	64-252	03/05/10	Perkins	Township 9 North, Range 38 West, 6th P.M. Section 32: NE4 (Tr. 1) Section 33: NW4 (Tr. 2)	Tr. 1 -100 Tr. 2 - 50	% %	318.65000	318.65000	238.55000	$0.00
13315	Janet Schroeder, dealing in her sole and separate property	Apollo Energy, LLC	03/05/05	64-219	03/05/10	Perkins	Township 9 North, Range 38 West, 6th P.M. Section 29: SE4 Section 33: SW4	100.00%		320.75000	320.75000	320.75000	$0.00
13316	Michael J. Cockrill, dealing in his sole and separate property	Apollo Energy, LLC	03/05/05	64-215	03/05/10	Perkins	Township 9 North, Range 38 West, 6th P.M. Section 3: NW4	100.00%		163.25000	163.25000	163.25000	$0.00
13317	Grapes Family Farms, a Nebraska Corporation	Apollo Energy, LLC	03/11/05	80-403	03/11/10	Keith	Township 12 North, Range 41 West, 6th P.M. Section 11: All	100.00%		630.42000	630.42000	315.21000	$0.00
13328	Diane C. Pankonin, dealing in her sole and separate property	Apollo Energy, LLC	03/28/05	64-239	03/28/10	Perkins	Township 10 North, Range 39 West, 6th P.M. Section 18: SW4	100.00%		137.78000	137.78000	137.78000	$0.00
13329	Kathryn Brown, dealing in her sole and separate property	Apollo Energy, LLC	03/02/05	64-240	03/02/10	Perkins	Township 10 North, Range 39 West, 6th P.M. Section 31: N2	100.00%		317.39000	317.39000	317.39000	$0.00
13330	Ruby V. Schroder as trustee of the Clark H. Schroder Family Trust	Apollo Energy, LLC	03/05/05	64-241	03/05/10	Perkins	Township 9 North, Range 38 West, 6th P.M. Section 20: SW4	100.00%		159.83000	159.83000	159.83000	$0.00
13332	BAUMANN PARTNERSHIP, a Nebraska Partnership	Apollo Energy, LLC	03/11/05	80-252	03/11/10	Keith	Township 12 North, Range 41 West, 6th P.M. Section 7: E2 Section 18: Lots 1,2,3,4, E2W2, E2	100.00%		945.68000	945.68000	945.68000	$0.00

Apollo Lease #		Lessor	Lessee	Lease Eff Date	Recording Data Book - Page	Exp Date	County, State	Description	Lessor Interest (All Tracts)		New Gross	New Added Gross	New Net Acres	Total Annual Rental
13333	A	JOE VAK FARMS, INC., a Nebraska Corporation, and Joseph R. Vak and Julie A. Vak, individually and as husband and wife	Apollo Energy, LLC	03/28/05	64-249	03/28/10	Perkins

Township 11 North, Range 40 West, 6th P.M.
Section 25: W2
Township 11 North, Range 39 West, 6th P.M.
Section 11: S2 less 5.52 acre tract Book 33 at page 205 Of the records of Perkins County, Nebraska
Section 13: NW4 less 8.70 acre tract Book 37 at page 136 Of the records of Perkins County, Nebraska
Township 10 North, Range 39 West, 6th P.M.
Section  1: S2
Section  6: SE4
Section  7: SE4 less 1 acre tract described in Book 38 at page 297 Of the records of Perkins County, Nebraska
Section  8: NE4
Township 10 North, Range 38 West, 6th P.M.
Section  8: SW4
Section  9: W2NE4, NW4
Township 10 North, Range 37 West, 6th P.M.
Section  3: S2
Township 11 North, Range 37 West, 6th P.M.
Section 34: SE4
Township 9 North, Range 37 West, 6th P.M.
Section 18: S2SE4, SE4SW4
Section 19: NE4, S2
Section 20: S2SW4
Section 29: NW4, N2SW4
Section 30: N2, N2S2
Township 10 North, Range 36 West, 6th P.M.
Section 18: NW4, SE4
Township 12 North, Range 35 West, 6th P.M.
Section 28: N2, SE4

									98.75%		4,602.95000	4,602.95000	4,545.64000	$0.00
13334		COOPER FARMS LIMITED a Nebraska Limited Partnership	Apollo Energy, LLC	03/28/05	NA	03/28/10	Perkins	Township 10 North, Range 39 West, 6th P.M. Section 32: All Section 33: SW4 Township 9 North, Range 39 West, 6th P.M. Section 5: Lots 1,2, S2NE, S2 except a tract particularly described in Book 59 of Deed at Page 141 of the records of Perkins County, Nebraska Section 8: SW4 Township 9 North, Range 38 West, 6th P.M. Section 18: Lots 3, 4, E2SW4, SE4 Section 19: Lots 1, 2, E2NW4	100.00%		1,947.70000	1,947.70000	1,947.70000	$0.00
13335		Jim A. Cooper, also known as Jim Cooper, dealing in his sole and separate property	Apollo Energy, LLC	03/28/05	64-250	03/28/10	Perkins	Township 9 North, Range 39 West, 6th P.M. Section 5: NW4 Section 8: E2	100.00%		487.34000	487.34000	487.34000	$0.00
13339		E. R. P., Inc., a Nebraska Corporation, C/O Larry Pankonin	Apollo Energy, LLC	03/28/05	64-242	03/28/10	Perkins	Township 11 North, Range 38 West, 6th P.M. Section 15: NW4 Section 22: NE4, E2NW4 Section 24: SW4 Section 25: NW4 Section 28: SE4	100.00%		886.81000	886.81000	886.81000	$0.00
13351		Diana Pankonin and Rosalie Gregerson, Co-Trustees of the Albert A. Brown Trust	Apollo Energy, LLC	03/02/05	64-243	03/02/10	Perkins	Township 10 North, Range 39 West, 6th P.M. Section 18: N2, SE4	100.00%		456.54000	456.54000	456.54000	$0.00
13352	A	Leroy F. Nikkel and Carol Nikkel, individually and as husband and wife	Apollo Energy, LLC	03/02/05	64-244	03/02/10	Perkins	Tract 1 Township 10 North, Range 39 West, 6th P.M. Section 20: SE4 Tract 2 Township 9 North, Range 38 West, 6th P.M. Section 10: NE4	Tr. 1 - 50 Tr. 2 - 100	% %	324.18000	324.18000	243.80500	$0.00
13353		Charles E. Jackman Trust, Roger E. Jackman, Trustee	Apollo Energy, LLC	03/28/05	65-136	03/28/10	Perkins	Township 11 North, Range 38 West, 6th P.M. Section 18: N2, SE4	100.00%		484.20000	484.20000	484.20000	$0.00
13354		Ray Stephenson Farms, Inc. a Nebraska Corporation	Apollo Energy, LLC	03/28/05	65-135	03/28/10	Perkins	Township 10 North, Range 39 West, 6th P.M. Section 23: Part of the N2NE4 Section 24: E2	100.00%		395.02000	395.02000	395.02000	$0.00
13355		Ryan M. Hendricks and Shawnda B. Hendricks, individually, and dealing in their sole and separate property	Apollo Energy, LLC	03/19/05	64-245	03/19/10	Perkins	Township 9 North, Range 39 West, 6th P.M. Section 15: SW4	100.00%		158.96000	158.96000	158.96000	$0.00
13381		State of Nebraska #7281	Apollo Energy, LLC	05/13/05	16-733	05/13/10	Chase	Township 5 North, Range 40 West, 6th P.M. Section 16: All	100.00%		640.00000	640.00000	640.00000	$1,280.00

Apollo Lease #		Lessor	Lessee	Lease Eff Date	Recording Data Book - Page	Exp Date	County, State	Description	Lessor Interest (All Tracts)		New Gross	New Added Gross	New Net Acres	Total Annual Rental
13382		State of Nebraska #7282	Apollo Energy, LLC	05/13/05	16-731	05/13/10	Chase	Township 6 North, Range 40 West, 6th P.M. Section 16: All	100.00%		640.00000	640.00000	640.00000	$1,280.00
13383		State of Nebraska #7291	Apollo Energy, LLC	05/13/05	80-455	05/13/10	Keith	Township 14 North, Range 40 West, 6th P.M. Section 16: All	100.00%		640.00000	640.00000	640.00000	$1,280.00
13384		State of Nebraska #7292	Apollo Energy, LLC	05/13/05	80-454	05/13/10	Keith	Township 12 North, Range 41 West, 6th P.M. Section 16: All	100.00%		640.00000	640.00000	640.00000	$1,280.00
13385		State of Nebraska #7294	Apollo Energy, LLC	05/13/05	80-453	05/13/10	Keith	Township 15 North, Range 41 West, 6th P.M. Section 36: All	100.00%		640.00000	640.00000	640.00000	$1,280.00
13386		State of Nebraska #7295	Apollo Energy, LLC	05/13/05	54-157	05/13/10	Perkins	Township 10 North, Range 38 West, 6th P.M. Section 16: All	100.00%		617.89000	639.36000	639.36000	$1,235.78
13387		State of Nebraska #7296	Apollo Energy, LLC	05/13/05	65-156	05/13/10	Perkins	Township 11 North, Range 38 West, 6th P.M. Section 16: All	100.00%		639.36000	639.36000	639.36000	$1,278.72
13388		State of Nebraska #7297	Apollo Energy, LLC	05/13/05	65-155	05/13/10	Perkins	Township 12 North, Range 38 West, 6th P.M. Section 36: All	100.00%		640.00000	640.00000	640.00000	$1,280.00
13389		State of Nebraska #7298	Apollo Energy, LLC	05/13/05	65-154	05/13/10	Perkins	Township 9 North, Range 39 West, 6th P.M. Section 16: All	100.00%		640.00000	640.00000	640.00000	$1,280.00
13390	A	Malmkar LTD	High Plains Energy Co.	06/08/05	65-174	06/08/10	Perkins	Tract 1 Township 10 North, Range 39 West, 6th P.M. Section 15: SE/4 Tract 2 Township 10 North, Range 39 West, 6th P.M. Section 22: E/2	Tr 1-50 Tr 2-100	% %	471.94000	471.94000	397.58500	$0.00
13391	A	Todd Arthur Lowther and Paula Breeden Lowther, husband and wife	High Plains Energy Co.	08/02/05	37-692	08/02/10	Dundy	Township 4 North, Range 40 West, 6th P.M. Section 7: SE/4	25.0000%		160.00000	160.00000	40.00000	$0.00
13391	B	Willis Henry Lowther and Janet Kay Lowther, husband and wife	High Plains Energy Co.	08/02/05	37-694	08/02/10	Dundy	Township 4 North, Range 40 West, 6th P.M. Section 7: SE/4	25.0000%		160.00000	0.00000	40.00000	$0.00
13392		George E. Reitz and Carol Ann Reitz, husband and wife	High Plains Energy Co.	06/24/05	65-170	06/24/10	Perkins	Township 10 North, Range 39 West, 6th P.M. Section 15: A tract of land in the SE/4	50.0000%		9.91000	9.91000	4.95500	$0.00
13393		Dudden Implement Company, Inc., A Nebraska Corporation	High Plains Energy Co.	06/16/05		06/16/10	Perkins

Township 10 North, Range 38 West, 6th P.M.
Section 21: A part of the SE/4 more particularly described as beginning at the Southwest corner of the Southeast Quarter of Section 21; thence along the West line thereof, N 0°36’ W 774.58 feet; thence S 42°55’ E 1096.48 feet; thence, S 4°46’ W 33.00 feet to a point on the South line of said Section 21; thence, along said South line, N 85°14’ W 738.33 feet to the point of beginning, containing 6.83 acres of land
Township 10 North, Range 39 West, 6th P.M.
Section 13: Beginning at the southwest corner of the Northwest Quarter of said Section 13, and running East along the half section line 498 feet; thence North at right angles 700 feet; thence West at right angles 498 feet; thence South at right angles 700 feet to the point of the beginning.
Section 13: Beginning at the northwest corner of the Southwest Quarter of Section 13; thence along the north line of said quarter, S 89 degrees, 12 minutes, 40 seconds E 825.59 feet; thence S 47 degrees, 59 minutes, 30 seconds W 1 1,111.44 feet to a point on the west line of said quarter; thence alond said west line N 0 degrees, 01 minutes, 30 seconds E 755.20 feet to the point of the beginning.

									100.0000%		21.45000	21.45000	21.45000	$0.00
13396		James R. Marsh, a single man	High Plains Energy Co.	07/15/05		07/15/10	Keith	Township 12 North, Range 41 West, 6th P.M. Section 13: SW/4 Township 13 North, Range 41 West, 6th P.M. Section 33: W/2 except that portion acquired by the State of Nebraska for Interstate Highway Right-of-way purposes, and except a tract described in WD 92-191, containing 10.00 acres.	100.0000%		447.79000	447.79000	447.79000	$447.79

EXHIBIT A-3

There is no Exhibit “B” to this Agreement.

COPAS 1984 ONSHORE
Recommended by the Council
of Petroleum Accountants
Societies

EXHIBIT  “ C ”

Attached to and made a part of that certain Operating Agreement dated January 27, 2006, by and between Noble Energy, Inc., as Operator, and Teton DJ LLC, as Non-Operator

ACCOUNTING PROCEDURE

JOINT OPERATIONS

I. GENERAL PROVISIONS

1.             Definitions

“Joint Property” shall mean the real and personal property subject to the agreement to which this Accounting Procedure is attached.

“Joint Operations” shall mean all operations necessary or proper for the development, operation, protection and maintenance of the Joint Property.

“Joint Account” shall mean the account showing the charges paid and credits received in the conduct of the Joint Operations and which are to be shared by the Parties.

“Operator” shall mean the party designated to conduct the Joint Operations.

“Non-Operators” shall mean the Parties to this agreement other than the Operator.

“Parties” shall mean Operator and Non-Operators.

“First Level Supervisors” shall mean those employees whose primary function in Joint Operations is the direct supervision of other employees and/or contract labor directly employed on the Joint Property in a field operating capacity.

“Technical Employees” shall mean those employees having special and specific engineering, geological or other professional skills, and whose primary function in Joint Operations is the handling of specific operating conditions and problems for the benefit of the Joint Property.

“Personal Expenses” shall mean travel and other reasonable reimbursable expenses of Operator’s employees.

“Material” shall mean personal property, equipment or supplies acquired or held for use on the Joint Property.

“Controllable Material” shall mean Material which at the time is so classified in the Material Classification Manual as most recently recommended by the Council or Petroleum Accountants Societies.

2.             Statement and Billings

Operator shall bill Non-Operators on or before the last day of each month for their proportionate share of the Joint Account for the preceding month. Such bills will be accompanied by statements which identify the authority for expenditure, lease or facility, and all charges and credits summarized by appropriate classifications of investment and expense except that items of Controllable Material and unusual charges and credits shall be separately identified and fully described in detail.

3.             Advances and Payments by Non-Operators

A.            Unless otherwise provided for in the agreement, the Operator may require the Non-Operators to advance their share of estimated cash outlay for the succeeding month’s operation within fifteen (15) days after receipt of the billing or by the first day of the month for which the advance is required, whichever is later. Operator shall adjust each monthly billing to reflect advances received from the Non-Operators.

B.            Each Non-Operator shall pay its proportion of all bills within fifteen (15) days after receipt. If payment is not made within such time, the unpaid balance shall bear interest monthly at the prime rate in effect at Chase Manhattan Bank on the first day of the month in which delinquency occurs plus 1% or the maximum contract rate permitted by the applicable usury laws in the state in which the Joint Property is located, whichever is the lesser, plus attorney’s fees, court costs, and other costs in connection with the collection of unpaid amounts.

4.             Adjustments

Payment of any such bills shall not prejudice the right of any Non-Operator to protest or question the correctness thereof; provided, however, all bills and statements rendered to Non-Operators by Operator during any calendar year shall conclusively be presumed to be true and correct after twenty-four (24) months following the end of any such calendar year, unless within the said twenty-four (24) month period a Non-Operator takes written exception thereto and makes claim on Operator for adjustment. No adjustment favorable to Operator shall be made unless it is made within the same prescribed period. The provisions of this paragraph shall not prevent adjustments resulting from a physical inventory of Controllable Material as provided for in Section V.

COPYRIGHT © 1985 by the Council of Petroleum Accountants Societies.

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5.             Audits

A.            A Non-Operator, upon notice in writing to Operator and all other Non-Operators, shall have the right to audit Operator’s accounts and records relating to the Joint Account for any calendar year within the twenty-four (24) month period following the end of such calendar year; provided, however, the making of an audit shall not extend the time for the taking of written exception to and the adjustments of accounts as provided for in Paragraph 4 of this Section I. Where there are two or more Non-Operators, the Non-Operators shall make every reasonable effort to conduct a joint audit in a manner which will result in a minimum of inconvenience to the Operator. Operator shall bear no portion of the Non-Operators’ audit cost incurred under this paragraph unless agreed to by the Operator. The audits shall not be conducted more than once each year without prior approval of Operator, except upon the resignation or removal of the Operator, and shall be made at the expense of those Non-Operators approving such audit.

B.            The Operator shall reply in writing to an audit report within 180 days after receipt of such report.

6.             Approval By Non-Operators

Where an approval or other agreement of the Parties or Non-Operators is expressly required under other sections of this Accounting Procedure and if the agreement to which this Accounting Procedure is attached contains no contrary provisions in regard thereto, Operator shall notify all Non-Operators of the Operator’s proposal, and theagreement or approval of a majority in interest of the Non-Operators shall be controlling on all Non-Operators.

II. DIRECT CHARGES

Operator shall charge the Joint Account with the following items:

1.             Ecological and Environmental

Costs incurred for the benefit of the Joint Property as a result of governmental or regulatory requirements to satisfy environmental considerations applicable to the Joint Operations. Such costs may include surveys of an ecological or archaeological nature and pollution control procedures as required by applicable laws and regulations.

2.             Rentals and Royalties

Lease rentals and royalties paid by Operator for the Joint Operations.

3.             Labor

A.            (1)           Salaries and wages of Operator’s field employees directly employed on the Joint Property in the conduct of               Joint Operations.

(2)           Salaries of First level Supervisors in the field.

(3)           Salaries and wages of Technical Employees directly employed on the Joint Property if such charges are excluded from the overhead rates.

(4)           Salaries and wages of Technical Employees either temporarily or permanently assigned to and directly employed in the operation or the Joint Property if such charges are excluded from the overhead rates.

B.            Operator’s cost of holiday, vacation, sickness and disability benefits and other customary allowances paid to employees whose salaries and wages are chargeable to the Joint Account under Paragraph 3A of this Section II. Such costs under this Paragraph 3B may be charged on a “when and as paid basis” or by “percentage assessment” on the amount of salaries and wages chargeable to the Joint Account under Paragraph 3A of this Section II. If percentage assessment is used, the rate shall be based on the Operator’s cost experience.

C.            Expenditures or contributions made pursuant to assessments imposed by governmental authority which are applicable to Operator’s costs chargeable to the Joint Account under Paragraphs 3A and 3B of this Section II.

D.            Personal Expenses of those employees whose salaries and wages are chargeable to the Joint Account under Paragraphs 3A and 3B of this Section II.

4.             Employee Benefits

Operator’s current costs or established plans for employees’ group life insurance, hospitalization, pension, retirement, stock purchase, thrift, bonus, and other benefit plans of a like nature, applicable to Operator’s labor cost chargeable to the Joint Account under Paragraphs 3A and 3B of this Section II shall be Operator’s actual cost not to exceed the percent most recently recommended by the Council of Petroleum Accountants Societies.

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5.             Material

Material purchased or furnished by Operator for use on the Joint Property as provided under Section IV. Only such Material shall be purchased for or transferred to the Joint Property as may be required for immediate use and is reasonably practical and consistent with efficient and economical operations. The accumulation of surplus stocks shall be avoided.

6.             Transportation

Transportation of employees and Material necessary for the Joint Operations but subject to the following limitations:

A.            If Material is moved to the Joint Property from the Operator’s warehouse or other properties, no charge shall be made to the Joint Account for a distance greater than the distance from the nearest reliable supply store where likematerial is normally available or railway receiving point nearest the Joint Property unless agreed to by the Parties.

B.            If surplus Material is moved to Operator’s warehouse or other storage point, no charge shall be made to the Joint Account for a distance greater than the distance to the nearest reliable supply store where like material is normallyavailable, or railway receiving point nearest the Joint Property unless agreed to by the Parties. No charge shall bemade to the Joint Account for moving Material to other properties belonging to Operator, unless agreed to by theParties.

C.            In the application of subparagraphs A and B above, the option to equalize or charge actual trucking cost is available when the actual charge is $400 or less excluding accessorial charges. The $400 will be adjusted to the amount most recently recommended by the Council of Petroleum Accountants Societies.

7.             Services

The cost of contract services, equipment and utilities provided by outside sources, except services excluded by Paragraph 10 of Section II and Paragraph i, ii, and iii, of Section III. The cost of professional consultant services and contractservices of technical personnel directly engaged on the Joint Property if such charges are excluded from the overheadrates. The cost of professional consultant services or contract services of technical personnel not directly engaged on the Joint Property shall not be charged to the Joint Account unless previously agreed to by the Parties.

8.             Equipment and Facilities Furnished By Operator

A.            Operator shall charge the Joint Account for use of Operator owned equipment and facilities at rates commensurate with costs of ownership and operation. Such rates shall include costs of maintenance, repairs, other operating expense, insurance, taxes, depreciation, and interest on gross investment less accumulated depreciation not to exceed Twenty                 percent (          20%) per annum. Such rates shall not exceed average commercial rates currently prevailing in the immediate area of the Joint Property.

B.            In lieu of charges in Paragraph 8A above, Operator may elect to use average commercial rates prevailing in the immediate area of the Joint Property less 20%. For automotive equipment, Operator may elect to use rates published by the Petroleum Motor Transport Association.

9.             Damages and Losses to Joint Property

All costs or expenses necessary for the repair or replacement of Joint Property made necessary because of damages or losses incurred by fire, flood, storm, theft, accident, or other cause, except those resulting from Operator’s gross negligence or willful misconduct. Operator shall furnish Non-Operator written notice of damages or losses incurred assoon as practicable after a report thereof has been received by Operator.

10.          Legal Expense

Expense of handling, investigating and settling litigation or claims, discharging of liens, payment of judgments and amounts paid for settlement of claims incurred in or resulting from operations under the agreement or necessary to protect or recover the Joint Property, except that no charge for services of Operator’s legal staff or fees or expense ofoutside attorneys shall be made unless previously agreed to by the Parties. All other legal expense is considered to be covered by the overhead provisions of Section III unless otherwise agreed to by the Parties, except as provided in Section I, Paragraph 3.

11.          Taxes

All taxes of every kind and nature assessed or levied upon or in connection with the Joint Property, the operation thereof, or the production therefrom, and which taxes have been paid by the Operator for the benefit of the Parties. If the advalorem taxes are based in whole or in part upon separate valuations of each party’s working interest, then notwithstanding anything to the contrary herein, charges to the Joint Account shall be made and paid by the Parties hereto in accordance with the tax value generated by each party’s working interest.

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12.          Insurance

Net premiums paid for insurance required to be carried for the Joint Operations for the protection of the Parties. In the event Joint Operations are conducted in a state in which Operator may act as self-insurer for Worker’s Compensation and/or Employers Liability under the respective state’s laws, Operator may, at its election, include the risk under its self- insurance program and in that event, Operator shall include a charge at Operator’s cost not to exceed manual rates.

13.          Abandonment and Reclamation

Costs incurred for abandonment of the Joint Property, including costs required by governmental or other regulatory authority.

14.          Communications

Cost of acquiring, leasing, installing, operating, repairing and maintaining communication systems, including radio and microwave facilities directly serving the Joint Property. In the event communication facilities/systems serving the JointProperty are Operator owned, charges to the Joint Account shall be made as provided in Paragraph 8 of this Section II.

15.          Other Expenditures

Any other expenditure not covered or dealt with in the foregoing provisions of this Section II, or in Section III and which is of direct benefit to the Joint Property and is incurred by the Operator in the necessary and proper conduct of the Joint Operations.

III. OVERHEAD

1.             Overhead - Drilling and Producing Operations

i.              As compensation for administrative, supervision, office services and warehousing costs, Operator shall charge drilling and producing operations on either:

( ☒ )  Fixed Rate Basis, Paragraph lA, or

( ☐ )  Percentage Basis, Paragraph lB

Unless otherwise agreed to by the Parties, such charge shall be in lieu of costs and expenses of all offices and salaries or wages plus applicable burdens and expenses of all personnel, except those directly chargeable under Paragraph 3A, Section II. The cost and expense of services from outside sources in connection with matters of taxation, traffic, accounting or matters before or involving governmental agencies shall be considered as included inthe overhead rates provided for in the above selected Paragraph of this Section III unless such cost and expense areagreed to by the Parties as a direct charge to the Joint Account.

ii.             The cost of professional consultant services and contract services of technical personnel directly employed on the Joint Property:

( ☐ )  shall be covered by the overhead rates, or

( ☒ )  shall not be covered by the overhead rates.

iii.            The cost of professional consultant services and contract services of technical personnel either temporarily or permanently assigned to and directly employed in the operation of the Joint Property:

( ☐ )  shall be covered by the overhead rates, or

( ☒ )  shall not be covered by the overhead rates.

A.                    Overhead - Fixed Rate Basis

(1)   Operator shall charge the Joint Account at the following rates per well per month:

Drilling Well Rate $3,000.00

(Prorated for less than a full month)

Producing Well Rate $300.00

(2)   Application of Overhead - Fixed Rate Basis shall be as follows:

(a)   Drilling Well Rate

(1)   Charges for drilling wells shall begin on the date the well is spudded and terminate on the date the drilling rig, completion rig, or other units used in completion of the well is released, whichever

4

is later, except that no charge shall be made during suspension of drilling or completion operations for fifteen (15) or more consecutive calendar days.

(2)   Charges for wells undergoing any type of workover or recompletion for a period of five (5) consecutive work days or more shall be made at the drilling well rate. Such charges shall be applied for the period from date workover operations, with rig or other units used in workover, commence through date of rig or other unit release, except that no charge shall be made during suspension of operations for fifteen (15) or more consecutive calendar days.

(b)   Producing Well Rates

(1)   An active well either produced or injected into for any portion of the month shall be considered as a one-well charge for the entire month.

(2)   Each active completion in a multi-completed well in which production is not commingled down hole shall be considered as a one-well charge providing each completion is considered a separate well by the governing regulatory authority.

(3)   An inactive gas well shut in because of overproduction or failure of purchaser to take the production shall be considered as a one-well charge providing the gas well is directly connected to a permanent sales outlet.

(4)   A one-well charge shall be made for the month in which plugging and abandonment operations are completed on any well. This one-well charge shall be made whether or not the well has produced except when drilling well rate applies.

(5)   All other inactive wells (including but not limited to inactive wells covered by unit allowable, lease allowable, transferred allowable, etc.) shall not qualify for an overhead charge.

(3)   The well rates shall be adjusted as of the first day of April each year following the effective date of the agreement to which this Accounting Procedure is attached. The adjustment shall be computed by multiplying the rate currently in use by the percentage increase or decrease in the average weekly earnings of Crude Petroleum and Gas Production Workers for the last calendar year compared to the calendar year preceding as shown by the index of average weekly earnings of Crude Petroleum and Gas Production Workers as published by the United States Department of Labor, Bureau of Labor Statistics, or the equivalent Canadian index as published by Statistics Canada, as applicable. The adjusted rates shall be the rates currently in use, plus or minus the computed adjustment.

2.             Overhead - Major Construction

To compensate Operator for overhead costs incurred in the construction and installation of fixed assets, the expansion of fixed assets, and any other project clearly discernible as a fixed asset required for the development and operation of theJoint Property, Operator shall either negotiate a rate prior to the beginning of construction, or shall charge the Joint

5

Account for overhead based on the following rates for any Major Construction project in excess of $50,000.00:

A.            4% of first $100,000 or total cost if less, plus

B.            3% of costs in excess of $100,000 but less than $1,000,000, plus

C.            2% of costs in excess of $1,000,000.

Total cost shall mean the gross cost of any one project. For the purpose of this paragraph, the component parts of a single project shall not be treated separately and the cost of drilling and workover wells and artificial lift equipment shall be excluded.

3.             Catastrophe Overhead

To compensate Operator for overhead costs incurred in the event of expenditures resulting from a single occurrence due to oil spill, blowout, explosion, fire, storm, hurricane, or other catastrophes as agreed to by the Parties, which are necessary to restore the Joint Property to the equivalent condition that existed prior to the event causing the expenditures, Operator shall either negotiate a rate prior to charging the Joint Account or shall charge the Joint Account for overhead based on the following rates:

A.            4% of total costs through $100,000; plus

B.            3% of total costs in excess of $100,000 but less than $1,000,000; plus

C.            2% of total costs in excess of $1,000,000.

Expenditures subject to the overheads above will not be reduced by insurance recoveries, and no other overhead provisions of this Section III shall apply.

4.             Amendment of Rates

The overhead rates provided for in this Section III may be amended from time to time only by mutual agreement between the Parties hereto if, in practice, the rates are found to be insufficient or excessive.

IV.           PRICING OF JOINT ACCOUNT MATERIAL PURCHASES, TRANSFERS AND DISPOSITIONS

Operator is responsible for Joint Account Material and shall make proper and timely charges and credits for all Material movements affecting the Joint Property. Operator shall provide all Material for use on the Joint Property; however, at Operator’s option, such Material may be supplied by the Non-Operator. Operator shall make timely disposition of idle and/or surplus Material, such disposal being made either through sale to Operator or Non-Operator, division in kind, or sale to outsiders. Operator may purchase, but shall be under no obligation to purchase, interest of Non-Operators in surplus condition A or B Material. The disposal of surplus Controllable Material not purchased by the Operator shall be agreed to by the Parties.

1.             Purchases

Material purchased shall be charged at the price paid by Operator after deduction of all discounts received. In case of Material found to be defective or returned to vendor for any other reasons, credit shall be passed to the Joint Account when adjustment has been received by the Operator.

2.             Transfers and Dispositions

Material furnished to the Joint Property and Material transferred from the Joint Property or disposed of by the Operator, unless otherwise agreed to by the Parties, shall be priced on the following basis exclusive of cash discounts:

A.    New Material (Condition A)

(1)   Tubular Goods Other than Line Pipe

(a)   Tubular goods, sized 2 3/8 inches OD and larger, except line pipe, shall be priced at Eastern mill published carload base prices effective as of date of movement plus transportation cost using the 80,000 pound carload weight basis to the railway receiving point nearest the Joint Property for which published rail rates for tubular goods exist. If the 80,000 pound rail rate is not offered, the 70,000 pound or 90,000 pound rail rate may be used. Freight charges for tubing will be calculated from Lorain, Ohio and casing from Youngstown, Ohio.

(b)   For grades which are special to one mill only, prices shall be computed at the mill base of that mill plus transportation cost from that mill to the railway receiving point nearest the Joint Property as provided above in Paragraph 2.A.(1)(a). For transportation cost from points other than Eastern mills, the 30,000

6

pound Oil Field Haulers Association interstate truck rate shall be used.

(c)   Special end finish tubular goods shall be priced at the lowest published out-of-stock price, f.o.b. Houston, Texas, plus transportation cost, using Oil Field Haulers Association interstate 30,000 pound truck rate, to the railway receiving point nearest the Joint Property.

(d)   Macaroni tubing (size less than 2 3/8 inch OD) shall be priced at the lowest published out-of-stock prices f.o.b. the supplier plus transportation costs, using the Oil Field Haulers Association interstate truck rate per weight of tubing transferred, to the railway receiving point nearest the Joint Property.

(2)   Line Pipe

(a)   Line pipe movements (except size 24 inch OD and larger with walls ¾ inch and over) 30,000 pounds or more shall be priced under provisions of tubular goods pricing in Paragraph A.(l)(a) as provided above. Freight charges shall be calculated from Lorain, Ohio.

(b)   Line Pipe movements (except size 24 inch OD) and larger with walls ¾ inch and over) less than 30,000 pounds shall be priced at Eastern mill published carload base prices effective as of date of shipment, plus 20 percent, plus transportation costs based on freight rates as set forth under provisions of tubular goods pricing in Paragraph A.(1)(a) as provided above. Freight charges shall be calculated from Lorain, Ohio.

(c)   Line pipe 24 inch OD and over and ¾ inch wall and larger shall be priced f.o.b. the point of manufacture at current new published prices plus transportation cost to the railway receiving point nearest the Joint Property.

(d)   Line pipe, including fabricated line pipe, drive pipe and conduit not listed on published price lists shall be priced at quoted prices plus freight to the railway receiving point nearest the Joint Property or at prices agreed to by the Parties.

(3)   Other Material shall be priced at the current new price, in effect at date of movement, as listed by a reliable supply store nearest the Joint Property, or point of manufacture, plus transportation costs, if applicable, to the railway receiving point nearest the Joint Property.

(4)   Unused new Material, except tubular goods, moved from the Joint Property shall be priced at the current new price, in effect on date of movement, as listed by a reliable supply store nearest the Joint Property, or point of manufacture, plus transportation costs, if applicable, to the railway receiving point nearest the Joint Property. Unused new tubulars will be priced as provided above in Paragraph 2.A.(l) and (2).

B.    Good Used Material (Condition B)

Material in sound and serviceable condition and suitable for reuse without reconditioning:

(1)   Material moved to the Joint Property

At seventy-five percent (75%) of current new price, as determined by Paragraph A.

(2)   Material used on and moved from the Joint Property

(a)   At seventy-five percent (75%) of current new price, as determined by Paragraph A, if Material was originally charged to the Joint Account as new Material or

(b)   At sixty-five percent (65%) of current new price, as determined by Paragraph A, if Material was originally charged to the Joint Account as used Material

(3)   Material not used on and moved from the Joint Property

At seventy-five percent (75%) of current new price as determined by Paragraph A.

The cost of reconditioning, if any, shall be absorbed by the transferring property.

C.    Other Used Material

(1)   Condition C

Material which is not in sound and serviceable condition and not suitable for its original function until after reconditioning shall be priced at fifty percent (50%) of current new price as determined by Paragraph A. The cost of reconditioning shall be charged to the receiving property, provided Condition C value plus cost of reconditioning does not exceed Condition B value.

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(2)   Condition D

Material, excluding junk, no longer suitable for its original purpose, but usable for some other purpose shall be priced on a basis commensurate with its use. Operator may dispose of Condition D Material under procedures normally used by Operator without prior approval of Non-Operators.

(a)   Casing, tubing, or drill pipe used as line pipe shall be priced as Grade A and B seamless line pipe of comparable size and weight. Used casing, tubing or drill pipe utilized as line pipe shall be priced at used line pipe prices.

(b)   Casing, tubing or drill pipe used as higher pressure service lines than standard line pipe, e.g. power oil lines, shall be priced under normal pricing procedures for casing, tubing, or drill pipe. Upset tubular goods shall be priced on a non upset basis.

(3)   Condition E

Junk shall be priced at prevailing prices. Operator may dispose of Condition E Material under procedures normally utilized by Operator without prior approval of Non-Operators.

D.    Obsolete Material

Material which is serviceable and usable for its original function but condition and/or value of such Material is not equivalent to that which would justify a price as provided above may be specially priced as agreed to by the Parties. Such price should result in the Joint Account being charged with the value of the service rendered by such Material.

E.     Pricing Conditions

(1)   Loading or unloading costs may be charged to the Joint Account at the rate of twenty-five cents (25¢) per hundred weight on all tubular goods movements, in lieu of actual loading or unloading costs sustained at the stocking point. The above rate shall be adjusted as of the first day of April each year following January 1, 1985 by the same percentage increase or decrease used to adjust overhead rates in Section III, Paragraph 1.A.(3). Each year, the rate calculated shall be rounded to the nearest cent and shall be the rate in effect until the first day of April next year. Such rate shall be published each year by the Council of Petroleum Accountants Societies.

(2)   Material involving erection costs shall be charged at applicable percentage of the current knocked-down price of new Material.

3.             Premium Prices

Whenever Material is not readily obtainable at published or listed prices because of national emergencies. strikes or other unusual causes over which the Operator has no control, the Operator may charge the Joint Account for the required Material at the Operator’s actual cost incurred in providing such Material, in making it suitable for use, and in moving it to the Joint Property; provided notice in writing is furnished to Non-Operators of the proposed charge prior to billingNon-Operators for such Material. Each Non-Operator shall have the right, by so electing and notifying Operator withinten days after receiving notice from Operator, to furnish in kind all or part of his share of such Material suitable for use and acceptable to Operator.

4.             Warranty of Material Furnished By Operator

Operator does not warrant the Material furnished. In case of defective Material, credit shall not be passed to the Joint Account until adjustment has been received by Operator from the manufacturers or their agents.

V. INVENTORIES

The Operator shall maintain detailed records of Controllable Material.

1.             Periodic Inventories, Notice and Representation

At reasonable intervals, inventories shall be taken by Operator of the Joint Account Controllable Material. Written notice of intention to take inventory shall be given by Operator at least thirty (30) days before any inventory is to begin so thatNon-Operators may be represented when any inventory is taken. Failure of Non-Operators to be represented at aninventory shall bind Non-Operators to accept the inventory taken by Operator.

2.             Reconciliation and Adjustment of Inventories

Adjustments to the Joint Account resulting from the reconciliation of a physical inventory shall be made within six months following the taking of the inventory. Inventory adjustments shall be made by Operator to the Joint Account for

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overages and shortages, but, Operator shall be held accountable only for shortages due to lack of reasonable diligence.

3.             Special Inventories

Special inventories may be taken whenever there is any sale, change of interest, or change of Operator in the Joint Property. It shall be the duty of the party selling to notify all other Parties as quickly as possible after the transfer of interest takes place. In such cases, both the seller and the purchaser shall be governed by such inventory. In cases involving a change of Operator, all Parties shall be governed by such inventory.

4.             Expense of Conducting Inventories

A.    The expense of conducting periodic inventories shall not be charged to the Joint Account unless agreed to by the Parties.

B.    The expense of conducting special inventories shall be charged to the Parties requesting such inventories, except inventories required due to change of Operator shall be charged to the Joint Account.

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EXHIBIT “D”

Attached to and made a part of that certain Operating Agreement dated January 27, 2006, by and between Noble Energy, Inc.,

as Operator, and Teton DJ LLC, as Non-Operator

Operator shall maintain the following insurance with respect to operations conducted under the Operating Agreement to which this Exhibit is attached, and shall charge premiums for such coverage to the Joint Account.

1.     Workers’ Compensation and Employer’s Liability Insurance

a.     Statutory Workers’ Compensation coverage as required by the laws of the state in which operations are conducted.

b.     Employer’s Liability limits of $1,000,000 each accident, $1,000,000 each employee/disease, and $1,000,000 policy limit.

2.     Commercial General Liability Insurance

$1,000,000 limit per occurrence and general aggregate to cover damages to third parties because of bodily injury or property damage caused by an occurrence.

3.     Business Automobile Liability Insurance

$1,000,000 limit per accident combined single limit for bodily injury and/or property damage to third parties covering owned, leased, hired and non-owned vehicles used in the joint operations.

Operator may determine, in its sole discretion, that well control insurance, property insurance or other similar coverages are necessary for production, drilling, completion or workover operations conducted by it under the terms of the Operating Agreement. In that event, premiums for such coverage will be charged to the Joint Account.

Each Non-Operator agrees to be liable for and insure (or self-insure) its proportionate share of Operator’s deductible or self-insured retention with respect to each of the coverages set forth above, it being the intent of the parties to the Operating Agreement that Operator shall not act as an insurer for the joint account to the extent of its deductible or self-insured retention.

Each party to the Operating Agreement shall have the right to acquire at its own expense such additional insurance coverage as it desires to protect itself against any liability not covered by the insurance described above which is maintained by Operator for the joint account. All insurance maintained by any party to this Operating Agreement shall contain a waiver by the insurance company of all rights of subrogation in favor of the parties to the Operating Agreement.

Operator shall never be held responsible for the financial solvency of any insurance carrier. Operator shall not be liable for inability to obtain or maintain the insurance coverage set out above due to unavailability or excessive cost. In such event, Operator shall promptly advise Non-Operator(s).

Nothing contained in this Exhibit shall operate as a limitation on a party’s proportionate liability under the Operating Agreement and all losses not covered by the above-specified policies shall be borne by the Operator and Non-Operators in proportion to their cost bearing interest at the time of any loss.

EXHIBIT “E”

GAS BALANCING AGREEMENT (“AGREEMENT”)

ATTACHED TO AND MADE PART OF THAT CERTAIN

OPERATING AGREEMENT DATED JANUARY 27, 2006

BY AND BETWEEN NOBLE ENERGY, INC.

AND TETON DJ LLC (“OPERATING AGREEMENT”)

RELATING TO THE CHUNDY COMPLEX AREA, CHASE AND DUNDY COUNTIES, NEBRASKA; SEDGWICK AND YUMA COUNTIES, COLORADO

1. DEFINITIONS

The following definitions shall apply to this Agreement:

1.01         “Arm’s Length Agreement” shall mean any gas sales agreement with an unaffiliated purchaser or any gas sales agreement with an affiliated purchaser where the sales price and delivery conditions under such agreement are representative of prices and delivery conditions existing under other similar agreements in the area between unaffiliated parties at the same time for natural gas of comparable quality and quantity.

1.02         “Balancing Area” shall mean each well subject to the Operating Agreement that produces Gas or is allocated a share of Gas production. If a single well is completed in two or more producing intervals, each producing interval from which the Gas production is not commingled in the wellbore shall be considered a separate well. If more than one well, with each Party having the same decimal interest in the wells, is producing from a common source, then all such wells producing from the same common source shall be treated as one well for the purposes of this Agreement.

1.03         “Full Share of Current Production” shall mean the Gross Working Interest of each Party in the Gas actually produced from the Balancing Area during each month.

1.04         “Gas” shall mean all hydrocarbons produced or producible from the Balancing Area, whether from a well classified as an oil well or gas well by the regulatory agency having jurisdiction in such matters, which are or may be made available for sale or separate disposition by the Parties, excluding oil, condensate and other liquids recovered by field equipment operated for the joint account. “Gas” does not include gas used in joint operations, such as for fuel, recycling or re-injection, or which is vented or lost prior to its sale or delivery from the Balancing Area.

1.05         “Makeup Gas” shall mean any Gas taken by an Under-produced Party from the Balancing Area in excess if its Full Share of Current Production, whether pursuant to Section 3.3 or Section 4.1 hereof.

1.06         “Mcf” shall mean one thousand cubic feet. A cubic foot of Gas shall mean the volume of gas contained in one cubic foot of space at a standard pressure base and at a standard temperature base.

1.07         “MMBtu” shall mean one million British Thermal Units. A British Thermal Unit shall mean the quantity of heat required to raise one pound avoirdupois of pure water from 58.5 degrees Fahrenheit to 59.5 degrees Fahrenheit at a constant pressure of 14.73 pounds per square inch absolute.

1.08         “Operator” shall mean the individual or entity designated under the terms of the Operating Agreement or, in the event this Agreement is not employed in connection with an operating agreement, the individual or entity designated as the operator of the well(s) located in the Balancing Area.

1.09         “Overproduced Party” shall mean any Party having taken a greater quantity of Gas from the Balancing Area than the Division Order (GWI) Interest of such Party in the cumulative quantity of all Gas produced from the Balancing Area.

1.10         “Overproduction” shall mean the cumulative quantity of Gas taken by a Party in excess of its Percentage Interest in the cumulative quantity of all Gas produced from the Balancing Area.

1.11         “Party” shall mean those individuals or entities subject to this Agreement, and their respective heirs, successors, transferees and assigns.

1.12         “Percentage Interest” shall mean the percentage or decimal interest of each Party in the Gas produced from the Balancing Area pursuant to the Operating Agreement covering the Balancing Area.

1.13         “Royalty” shall mean payments on production of Gas from the Balancing Area to all owners of royalties, overriding royalties, production payments or similar interests.

1.14         “Under-produced Party” shall mean any Party having taken a lesser quantity of Gas from the Balancing Area than the Percentage Interest of such Party in the cumulative quantity of all Gas produced from the Balancing Area.

1.15         “Underproduction” shall mean the deficiency between the cumulative quantity of Gas taken by a Party and its Percentage Interest in the cumulative quantity of all Gas produced from the Balancing Area.

1.16         “Winter Period” shall mean the months of November, December, January and February in one calendar year.

2. BALANCING AREA

2.1           If this Agreement covers more than one Balancing Area, it shall be applied as if each Balancing Area were covered by separate but identical agreements. All balancing hereunder shall be on the basis of Gas taken from the Balancing Area measured in MMBtus.

2.2           In the event that all or part of the Gas deliverable from a Balancing Area is or becomes subject to one or more maximum lawful prices, any Gas not subject to price controls shall be considered as produced from a Single Balancing Area and Gas subject to each maximum lawful price category shall be considered produced from a separate Balancing Area.

3. RIGHT OF PARTIES TO TAKE GAS

3.1           Each Party desiring to take Gas will notify the Operator, or cause the Operator to be notified of the volumes nominated, the name of the transporting pipeline and the pipeline contract number (if available) and meter station relating to such delivery, sufficiently in advance for the Operator, acting with reasonable diligence, to meet all nomination and other requirements. Operator is authorized to deliver the volumes so nominated and confirmed (if confirmation is required) to the transporting pipeline in accordance with the terms of this Agreement.

3.2           Each Party shall make a reasonable, good faith effort to take its Full Share of Current Production each month, to the extent that such production is required to maintain leases in effect, to protect the producing capacity of a well or reservoir, to preserve correlative rights, or to maintain oil production.

3.3           When a Party fails for any reason to take its Full Share of Current Production (as such Share may be reduced by the right of the other Parties to make up for Underproduction as provided herein), the other Parties shall be entitled to take any Gas which such Party fails to take. To the extent practicable, such Gas shall be made available initially to each Under-produced Party in the proportion that its Percentage Interest in the Balancing Area bears to the total Percentage Interests of all Under-produced Parties desiring to take such Gas. If all such Gas is not taken by the Under-produced Parties, the portion not taken shall then be made available to the other Parties in the proportion that their respective Percentage Interests in the Balancing Area bear to the total Percentage Interests of such Parties.

3.4           All Gas taken by a Party in accordance with the provisions of this Agreement, regardless of whether such Party is under-produced or overproduced, shall be regarded as Gas taken for its own account with title thereto being in such taking Party.

3.5           Notwithstanding the provisions of Section 3.3 hereof, no Overproduced Party shall be entitled in any month to take any Gas in excess of three hundred percent (300%) of its Percentage Interest of the Balancing Area’s then current Maximum Monthly Availability: provided, however, that this limitation shall not apply to the extent that it would preclude production that is required to maintain leases in effect, to protect the producing capacity of a well or reservoir, to reserve correlative rights, or to maintain oil production. “Maximum Monthly Availability” shall mean the maximum average monthly rate of production at which Gas can be delivered from the Balancing Area, as determined by the Operator, considering the maximum efficient well rate for each well within the Balancing Area, mode of operations, production facility capabilities and pipeline pressures.

3.6           In the event that a Party fails to make arrangements to take its full share of Current Production required to be produced to maintain leases in effect, to protect the producing capacity of a well or reservoir, to preserve correlative rights, or to maintain oil production. The Operator may sell any part of such Party’s Full Share of Current Production that such Party fails to take for the account of such Party and render to such Party, on a current basis, the full proceeds of the sale, less any reasonable marketing, compression, treating, gathering or transportation costs incurred directly in connection with the sale of such Full Share of Current Production. In making the sale contemplated herein, the Operator shall be obligated only to obtain such price and conditions of the sale as are reasonable under the circumstances and shall not be obligated to share any of its markets. Any such sale by Operator under the terms hereof shall be only for such reasonable periods of time as are consistent with the minimum needs of the industry under the particular circumstances, but in no event for a period in excess of one year. Notwithstanding the provisions of article 3.4 hereof, Gas sold by Operator for a Party under the provisions hereof shall be deemed to be Gas taken for the account of such Party.

4. IN-KIND BALANCING

4.1           Effective the first day of any calendar month following at least thirty (30) days’ prior written notice to the Operator, any Under-produced Party may begin taking, in addition to its Full Share of Current Production and any Makeup Gas taken pursuant to Section 3.3 of this Agreement, a share of current production determined by multiplying fifty percent (50%) of the Full Shares of Current Production of all Overproduced Parties by a fraction, the numerator of which is the Percentage Interest of such Under-produced Party and the denominator of which is the total of the Percentage Interests of all Under-produced Parties desiring to take Makeup Gas. In no event will an Overproduced Party be required to provide more than fifty percent (50%) of its Full Share of Current Production for Makeup Gas. The Operator will promptly notify all Overproduced Parties of the election of an Under-produced Party to begin taking Makeup Gas.

4.2           Notwithstanding the provisions of Section 4.1, no Overproduced Party will be required to provide more than twelve and one half percent (12.5%) of its Full Share of Current Production for Makeup Gas during the Winter Period.

4.3           Notwithstanding anything herein to the contrary no Underproduced Party which is a Non-Consenting Party under the current Operating Agreement and is not then entitled to participate in any operation: regarding a Balancing Area shall be entitled to take gas from said Balancing Area for which it is a Non-Consenting Party.

5. STATEMENT OF GAS BALANCES

5.1           The Operator will maintain appropriate accounting on a monthly and cumulative basis of the volumes of Gas that each Party is entitled to receive and the volumes of Gas actually taken or sold for each Party’s account. Within forty-five (45) days after the month of production, the Operator will furnish a statement for such month showing (1) each Party’s Full Share of Current Production, (2) the total volume of Gas actually taken or sold for each Party’s account, (3) the difference between the volume taken by each Party and that Party’s Full Share of Current Production, (4) the Overproduction or Underproduction of each Party, and (5) other data as recommended by the provisions of the Council of Petroleum Accountants Societies Bulletin No. 24, as amended or supplemented hereafter. Each Party taking Gas will promptly provide to the Operator any data required by the Operator for preparation of the statements required hereunder.

5.2           If any Party fails to provide the data required herein for four (4) consecutive production months, the 0perator, or where the Operator has failed to provide data, another Party, may audit the production and Gas sales and transportation volumes of the non-reporting Party to provide the required data. Such audit shall be conducted only after reasonable notice and during normal business hours in the office of the Party whose records are being audited. All costs associated with such audit will be charged to the account of the Party failing to provide the required data..

6. PAYMENTS ON PRODUCTION

6.1           Each Party taking Gas shall pay or cause to be paid all production and severance taxes due on all volumes of Gas actually taken by such Party.

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6.2           Each Party shall pay or cause to be paid all Royalty due with respect to Royalty owners to whom it is accountable as if such Party were taking its Full Share, of Current Production, and only its Full Share of Current Production.

6.3           In the event that any governmental authority requires that Royalty payments be made on any other basis than that provided for in this Section 6, each Party agrees to make such Royalty payments accordingly, commencing on the effective date required by such governmental authority, and the method provided for herein shall be thereby superseded.

7. CASH SETTLEMENTS

7.1           Upon the earlier of the plugging and abandonment of the last producing interval in the Balancing Area, the termination of the Operating Agreement or any pooling or unit agreement covering the Balancing Area, or at any time no Gas is taken from the Balancing Area for a period of twelve (12) consecutive months, any Party may give written notice calling for cash settlement of the Gas production imbalances among the Parties. Such notice shall be given to all Parties in the Balancing Area.

7.2           Within sixty (60) days after the notice calling for cash settlement under Section 7.1, the Operator will distribute to each Party a Final Gas Settlement Statement detailing the quantity of Overproduction owed by each Overproduced Party to each Under-produced Party and identifying the month to which such Overproduction is attributed, pursuant to the methodology set out in Section 7.4.

7.3           Within sixty (60) days after receipt of the Final Gas Settlement Statement, each Overproduced Party will pay to each Underproduced Party entitled to settlement the appropriate cash settlement accompanied by appropriate accounting detail. At the time of payment, the Overproduced Party will notify the Operator of the Gas imbalance settled by the Overproduced Party’s payment.

7.4           The amount of the cash settlement will be based on the proceeds received by the Overproduced Party under an Arm’s Length Agreement for the Gas taken from time to time by the Overproduced Parry in excess of the Overproduced Party’s Full Share of Current Production. Any Makeup Gas taken by the Under-produced Party prior to monetary settlement hereunder will be applied to offset Overproduction chronologically in the order of accrual.

7.5           The values used for calculating the cash settlement under Section 7.4 will include all proceeds received for the sale of the Gas by the Overproduced Party calculated at the Balancing Area, after deducting any production or severance taxes paid and any Royalty actually paid by the Overproduced Party to an Under-produced Party’s Royalty owner(s), to the extent said payments amounted to a discharge of said Under-produced Party’s Royalty obligation, as well as any reasonable compression, treating, gathering or transportation costs incurred directly in connection with the sale of the Overproduction.

7.5.1        For Overproduction sold under a Gas Purchase Contract providing for payment based on a percentage of the proceeds obtained by the Purchaser upon resale of residue gas and liquid or liquefiable hydrocarbons extracted at a gas processing plant, the value used for calculating cash settlement will include proceeds received by the Overproduced Party for both the liquid hydrocarbons (including liquefiable hydrocarbons) and the residue gas attributable to the Overproduction.

7.5.2        For Overproduction processed for the account of the Overproduced Party at a gas processing plant for the extraction of liquid hydrocarbons, where settlement for the gas so processed was on a basis other than percentage of the proceeds, the values used for calculating cash settlement will include the proceeds received by the Overproduced Party for the sale of the liquid hydrocarbons extracted from the Overproduction, less the actual reasonable costs incurred by the Overproduced Party to process the Overproduction and to transport, fractionate and handle the liquid hydrocarbons extracted therefrom prior to sale.

7.6           To the extent the Overproduced Party did not sell all Overproduction under an Arm’s Length Agreement, the cash settlement will be based on the weighted average price received by the Overproduced Party for any Gas sold from the Balancing Area under Arm’s Length Agreements during the months to which such Overproduction is attributed. In the event that no sales under Arm’s Length Agreements were made during any such month, the cash settlement for such month will be based on the spot sales prices published for the applicable geographic area during such month in a mutually acceptable pricing bulletin.

7.7           Interest compounded at the maximum lawful rate of interest applicable to the Balancing Area, will accrue for all amounts due under Section 7.1 beginning the first day following the date payment is due pursuant to Section 7.3. Such interest shall be borne by the Operator or any Overproduced Party in the proportion that their respective delays beyond the deadlines set out in Sections 7.2 and 7.3 contributed to the accrual of the interest.

7.8           In lieu of the cash settlement required by Section 7.3, an Overproduced Party may deliver to the Under-produced Party an offer to settle its Overproduction in-kind and at such rates, quantities, times and sources as may be agreed upon by the Under-produced Party. If the Parties are unable to agree upon the manner in which such in-kind settlement gas will be furnished within sixty (60) days after the Overproduced Party’s offer to settle in kind, which period may be extended by agreement of said Parties, the Overproduced Party shall make a cash settlement as provided in Section 7.3. The making of an in-kind settlement offer under this Section 7.8 will not delay the accrual of interest on the cash settlement should the Parties fail to reach agreement on an in-kind settlement.

7.9           That portion of any monies collected by an Overproduced Party for Overproduction which is subject to refund by orders of the Federal Energy Regulatory Commission or other governmental authority may be withheld by the Overproduced Party until such prices are finally approved by such governmental authority, unless the Underproduced Party furnishes a corporate undertaking, acceptable to the Overproduced Party, agreeing to hold the Overproduced Party harmless from financial loss due to refund orders by such governmental authority.

8. TESTING

Notwithstanding any provision of this Agreement to the contrary, any Party shall have the right, from time to time, to produce and take up to one hundred percent (100%) of a well’s entire Gas stream to meet the reasonable deliverability test(s) required by such Party’s Gas purchaser, and the right to take any Makeup Gas shall be subordinate to the right of any Party to conduct such tests; provided, however, that such tests shall be conducted in accordance with prudent operating practices only after fifteen (15) days’ prior written notice to the Operator and shall last no longer than seventy-two (72) hours.

9. OPERATING COSTS

Nothing in this Agreement shall change or affect any Party’s obligation to pay its proportionate share of all costs and liabilities incurred in operations on or in connection with the Balancing Area, as its share thereof is set forth in the Operating Agreement, irrespective of whether any Party is at any time selling and using Gas or whether such sales or use are in proportion to its Percentage Interest in the Balancing Area.

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10. LIQUIDS

The Parties shall share proportionately in and own all liquid hydrocarbons recovered with Gas by field equipment operated for the joint account in accordance with their Percentage Interests in the Balancing Area.

11. AUDIT RIGHTS

Notwithstanding any provision in this Agreement or any other agreement between the Parties hereto, and further notwithstanding any termination or cancellation of this Agreement, for a period of two (2) years from the end of the calendar year in which any information to be furnished under Section 5 or 7 hereof is supplied, any Party shall have the right to audit the records of any other Party regarding quantity, including but not limited to information regarding Btu-content. Any Under-produced Party shall have the right for a period of two (2) years from the end of the calendar year in which any cash settlement is received pursuant to Section 7 to audit the records of any Overproduced Party as to all matters concerning values, including but not limited to information regarding prices and disposition of Gas from the Balancing Area. Any such audit shall be conducted at the expense of the Parry or Parties desiring such audit, and shall be conducted, after reasonable notice, during normal business hours in the office of the Party whose records are being audited. Each Party hereto agrees to maintain records as to the volumes and prices of Gas sold each month and the volumes of Gas used in its own operations, along with the Royalty paid on any such Gas used by a Party in its own operations. The audit rights provided for in this Section 11 shall be in addition to those provided for in Section 5.2 of this Agreement.

12. MISCELLANEOUS

12.1         As between the Parties, in the event of any conflict between the provisions of this Agreement and the provisions of any gas sales contract, or in the event of any conflict between the provisions of this Agreement and the provisions of the Operating Agreement, the provisions of this Agreement shall govern.

12.2         Each Party agrees to defend, indemnity and hold harmless all other Parties from and against any and all liability for any claims, which may be asserted by any third party which now or hereafter stands in a contractual relationship with such indemnifying Party and which arise out of the operation of this Agreement or any activities of such indemnifying Party under other Parties harmless from all judgments or damages sustained and costs incurred in connection therewith.

12.3         Except as otherwise provided in this Agreement, Operator is authorized to administer the provisions of this Agreement, but shall have no liability to the other Parties for losses sustained or liability incurred which arise out of or in connection with the performance of Operator’s duties hereunder, except such as may result from Operator’s gross negligence or willful misconduct. Operator shall not be liable to any Under-produced Party for the failure of any Overproduced Party (other than Operator) to pay any amounts owed pursuant to the terms hereof.

12.4         This Agreement shall remain in full force and effect for as long as the Operating Agreement shall remain in force and effect as to the Balancing Area, and thereafter until the Gas accounts between the Parties are settled in full and shall inure to the benefit of and be binding upon the Parties hereto, and their respective heirs, successors, legal representatives and assigns, if any. The Parties hereto agree to give notice of the existence of this Agreement to any successor in interest of any such Party and to provide that any such successor shall be bound by this Agreement, and shall further make any transfer of any interest subject to the Operating Agreement, or any part thereof, also subject to the terms of this Agreement.

12.5         Unless the context clearly indicates otherwise, words used in the singular include the plural the plural includes the singular, and the neuter gender includes the masculine and the feminine.

12.6         This Agreement shall bind the Parties in accordance with the provisions hereof, and nothing herein shall be construed or interpreted as creating any rights in any person or entity not a signatory hereto, or as being a stipulation in favor of any such person or entity.

12.7         If contemporaneously with this Agreement becoming effective, or thereafter, any Party requests that any other Party execute an appropriate memorandum or notice of this Agreement in order to give third parties notice of record of same and submits same for execution in recordable form, such memorandum or notice shall be duly executed by the Party to which such request is made and delivered promptly thereafter to the Party making the request. Upon receipt, the Party making the request shall cause the memorandum or notice to be duly recorded in the appropriate real property or other records affecting the Balancing Area.

12.8         With respect to accounting treatment of any Gas Imbalances as may exist, the Parties agree to use the “cumulative method” (as defined in Income Tax Regulation 1.761-2 (d) (4) of accounting for federal income tax purposes. The “entitlements method” shall not be used for reporting gas sales from the properties subject hereto.

13. ASSIGNMENT AND RIGHTS UPON ASSIGNMENT

13.1         Subject to the provisions of Sections 13.2 and 13.3 hereof, and notwithstanding anything in this Agreement or in the Operating Agreement to the contrary, if any Party assigns (inducting any sale, exchange or other transfer) any of its working interest in the Balancing Area when such Party is an Under-produced or Overproduced Party, the assignment or other act of transfer shall, insofar as the Parties hereto are concerned, include all interest of the assigning or transferring Party in the Gas, all rights to receive or obligations to provide or take Makeup Gas and all rights to receive or obligations to make any monetary payment which may ultimately be due hereunder, as applicable. Operator and each of the other Parties hereto shall thereafter treat the assignment accordingly, and the assigning or transferring Parry shall look solely to its assignee or other transferee for any interest in the Gas or monetary payment that such Party may have or to which it may be entitled, and shall cause its assignee or other transferee to assume its obligations hereunder.

13.2         The provisions of this Section 13 shall not be applicable in the event any Party mortgages its interest or disposes of its interest by merger, reorganization, consolidation or sale of substantially all of its assets to a subsidiary or parent company, or to any company in which any parent or subsidiary of such Party owns a majority of the stock of such company.

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ATTEST OR WITNESS:	OPERATOR

NOBLE ENERGY, INC.

	BY:	/s/ DAVID W. SIPLE
DAVID W. SIPLE

Title ATTORNEY-IN-FACT for GWW

Date

NON-OPERATORS

TETON DJ LLC
BY TETON ENERGY CORPORATION

	BY:	/s/ PATRICK A. QUINN
PATRICK A. QUINN

Type or print name

Title CHIEF FINANCIAL OFFICER

Date

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EXHIBIT “E”

GAS BALANCING AGREEMENT (“AGREEMENT”)

ATTACHED TO AND MADE PART OF THAT CERTAIN

OPERATING AGREEMENT DATED JANUARY 27, 2006

BY AND BETWEEN NOBLE ENERGY, INC.

AND TETON DJ LLC (“OPERATING AGREEMENT”)

RELATING TO THE GRANT COMPLEX AREA, PERKINS AND CHASE COUNTIES, NEBRASKA

1. DEFINITIONS

The following definitions shall apply to this Agreement:

1.01         “Arm’s Length Agreement” shall mean any gas sales agreement with an unaffiliated purchaser or any gas sales agreement with an affiliated purchaser where the sales price and delivery conditions under such agreement are representative of prices and delivery conditions existing under other similar agreements in the area between unaffiliated parties at the same time for natural gas of comparable quality and quantity.

1.02         “Balancing Area” shall mean each well subject to the Operating Agreement that produces Gas or is allocated a share of Gas production. If a single well is completed in two or more producing intervals, each producing interval from which the Gas production is not commingled in the wellbore shall be considered a separate well. If more than one well, with each Party having the same decimal interest in the wells, is producing from a common source, then all such wells producing from the same common source shall be treated as one well for the purposes of this Agreement.

 1.03        “Full Share of Current Production” shall mean the Gross Working Interest of each Party in the Gas actually produced from the Balancing Area during each month.

1.04         “Gas” shall mean all hydrocarbons produced or producible from the Balancing Area, whether from a well classified as an oil well or gas well by the regulatory agency having jurisdiction in such matters, which are or may be made available for sale or separate disposition by the Parties, excluding oil, condensate and other liquids recovered by field equipment operated for the joint account. “Gas” does not include gas used in joint operations, such as for fuel, recycling or re-injection, or which is vented or lost prior to its sale or delivery from the Balancing Area.

1.05         “Makeup Gas” shall mean any Gas taken by an Under-produced Party from the Balancing Area in excess if its Full Share of Current Production, whether pursuant to Section 3.3 or Section 4.1 hereof.

1.06         “Mcf” shall mean one thousand cubic feet. A cubic foot of Gas shall mean the volume of gas contained in one cubic foot of space at a standard pressure base and at a standard temperature base.

1.07         “MMBtu” shall mean one million British Thermal Units. A British Thermal Unit shall mean the quantity of heat required to raise one pound avoirdupois of pure water from 58.5 degrees Fahrenheit to 59.5 degrees Fahrenheit at a constant pressure of 14.73 pounds per square inch absolute.

1.08         “Operator” shall mean the individual or entity designated under the terms of the Operating Agreement or, in the event this Agreement is not employed in connection with an operating agreement, the individual or entity designated as the operator of the well(s) located in the Balancing Area.

1.09         “Overproduced Party” shall mean any Party having taken a greater quantity of Gas from the Balancing Area than the Division Order (GWI) Interest of such Party in the cumulative quantity of all Gas produced from the Balancing Area.

1.10         “Overproduction” shall mean the cumulative quantity of Gas taken by a Party in excess of its Percentage Interest in the cumulative quantity of all Gas produced from the Balancing Area.

1.11         “Party” shall mean those individuals or entities subject to this Agreement, and their respective heirs, successors, transferees and assigns.

1.12         “Percentage Interest” shall mean the percentage or decimal interest of each Party in the Gas produced from the Balancing Area pursuant to the Operating Agreement covering the Balancing Area.

1.13         “Royalty” shall mean payments on production of Gas from the Balancing Area to all owners of royalties, overriding royalties, production payments or similar interests.

1.14         “Under-produced Party” shall mean any Party having taken a lesser quantity of Gas from the Balancing Area than the Percentage Interest of such Party in the cumulative quantity of all Gas produced from the Balancing Area.

1.15         “Underproduction” shall mean the deficiency between the cumulative quantity of Gas taken by a Party and its Percentage Interest in the cumulative quantity of all Gas produced from the Balancing Area.

1.16         “Winter Period” shall mean the months of November, December, January and February in one calendar year.

2. BALANCING AREA

2.1           If this Agreement covers more than one Balancing Area, it shall be applied as if each Balancing Area were covered by separate but identical agreements. All balancing hereunder shall be on the basis of Gas taken from the Balancing Area measured in MMBtus.

2.2           In the event that all or part of the Gas deliverable from a Balancing Area is or becomes subject to one or more maximum lawful prices, any Gas not subject to price controls shall be considered as produced from a Single Balancing Area and Gas subject to each maximum lawful price category shall be considered produced from a separate Balancing Area.

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EXHIBIT “E”

GAS BALANCING AGREEMENT (“AGREEMENT”)

ATTACHED TO AND MADE PART OF THAT CERTAIN

OPERATING AGREEMENT DATED JANUARY 27, 2006

BY AND BETWEEN NOBLE ENERGY, INC.

AND TETON DJ LLC (“OPERATING AGREEMENT”)

RELATING TO THE EAST BIG SPRINGS COMPLEX AREA, KEITH, DUELL AND PERKINS COUNTIES, NEBRASKA AND SEDGWICK COUNTY, COLORADO

1. DEFINITIONS

The following definitions shall apply to this Agreement:

1.01         “Arm’s Length Agreement” shall mean any gas sales agreement with an unaffiliated purchaser or any gas sales agreement with an affiliated purchaser where the sales price and delivery conditions under such agreement are representative of prices and delivery conditions existing under other similar agreements in the area between unaffiliated parties at the same time for natural gas of comparable quality and quantity.

1.02         “Balancing Area” shall mean each well subject to the Operating Agreement that produces Gas or is allocated a share of Gas production. If a single well is completed in two or more producing intervals, each producing interval from which the Gas production is not commingled in the wellbore shall be considered a separate well. If more than one well, with each Party having the same decimal interest in the wells, is producing from a common source, then all such wells producing from the same common source shall be treated as one well for the purposes of this Agreement.

1.03         “Full Share of Current Production” shall mean the Gross Working Interest of each Party in the Gas actually produced from the Balancing Area during each month.

1.04         “Gas” shall mean all hydrocarbons produced or producible from the Balancing Area, whether from a well classified as an oil well or gas well by the regulatory agency having jurisdiction in such matters, which are or may be made available for sale or separate disposition by the Parties, excluding oil, condensate and other liquids recovered by field equipment operated for the joint account. “Gas” does not include gas used in joint operations, such as for fuel, recycling or re-injection, or which is vented or lost prior to its sale or delivery from the Balancing Area.

1.05         “Makeup Gas” shall mean any Gas taken by an Under-produced Party from the Balancing Area in excess if its Full Share of Current Production, whether pursuant to Section 3.3 or Section 4.1 hereof.

1.06         “Mcf” shall mean one thousand cubic feet. A cubic foot of Gas shall mean the volume of gas contained in one cubic foot of space at a standard pressure base and at a standard temperature base.

1.07         “MMBtu” shall mean one million British Thermal Units. A British Thermal Unit shall mean the quantity of heat required to raise one pound avoirdupois of pure water from 58.5 degrees Fahrenheit to 59.5 degrees Fahrenheit at a constant pressure of 14.73 pounds per square inch absolute.

1.08         “Operator” shall mean the individual or entity designated under the terms of the Operating Agreement or, in the event this Agreement is not employed in connection with an operating agreement, the individual or entity designated as the operator of the well(s) located in the Balancing Area.

1.09         “Overproduced Party” shall mean any Party having taken a greater quantity of Gas from the Balancing Area than the Division Order (GWI) Interest of such Party in the cumulative quantity of all Gas produced from the Balancing Area.

1.10         “Overproduction” shall mean the cumulative quantity of Gas taken by a Party in excess of its Percentage Interest in the cumulative quantity of all Gas produced from the Balancing Area.

1.11         “Party” shall mean those individuals or entities subject to this Agreement, and their respective heirs, successors, transferees and assigns.

1.12         “Percentage Interest” shall mean the percentage or decimal interest of each Party in the Gas produced from the Balancing Area pursuant to the Operating Agreement covering the Balancing Area.

1.13         “Royalty” shall mean payments on production of Gas from the Balancing Area to all owners of royalties, overriding royalties, production payments or similar interests.

1.14         “Under-produced Party” shall mean any Party having taken a lesser quantity of Gas from the Balancing Area than the Percentage Interest of such Party in the cumulative quantity of all Gas produced from the Balancing Area.

1.15         “Underproduction” shall mean the deficiency between the cumulative quantity of Gas taken by a Party and its Percentage Interest in the cumulative quantity of all Gas produced from the Balancing Area.

1.16         “Winter Period” shall mean the months of November, December, January and February in one calendar year.

2. BALANCING AREA

2.1           If this Agreement covers more than one Balancing Area, it shall be applied as if each Balancing Area were covered by separate but identical agreements. All balancing hereunder shall be on the basis of Gas taken from the Balancing Area measured in MMBtus.

2.2           In the event that all or part of the Gas deliverable from a Balancing Area is or becomes subject to one or more maximum lawful prices, any Gas not subject to price controls shall be considered as produced from a Single Balancing Area and Gas subject to each maximum lawful price category shall be considered produced from a separate Balancing Area.

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There is no Exhibit “F” to this Agreement.

Exhibit G to

Model Form Operating Agreement between Noble Energy, Inc. as Operator and Teton DJ, LLC, as Non-Operator dated effective December 31, 2005

TAX PARTNERSHIP PROVISIONS

(For Name of Tax Reporting Partner and Special Elections, See Secs. 8 and 9)

Table of Contents

1. GENERAL PROVISIONS	2

1.1 DESIGNATION OF DOCUMENTS.	2

1.2 RELATIONSHIP OF THE PARTIES.	2

1.3 PRIORITY OF PROVISIONS OF THIS EXHIBIT.	3

1.4 SURVIVORSHIP.	3

2. TAX REPORTING PARTNER AND TAX MATTERS PARTNER	3

2.1 TAX REPORTING PARTNER.	3

2.2 IF SMALL PARTNERSHIP EXCEPTION FROM TEFRA NOT APPLICABLE.	4

3. INCOME TAX COMPLIANCE AND CAPITAL ACCOUNTS	5

3.1 TAX RETURNS.	5

3.2 FAIR MARKET VALUE CAPITAL ACCOUNTS.	5

3.3 INFORMATION REQUESTS.	5

3.4 BEST EFFORTS WITHOUT LIABILITY.	5

4. TAX AND FMV CAPITAL ACCOUNT ELECTIONS	5

4.1 GENERAL ELECTIONS.	6

4.2 DEPLETION.	6

4.3 ELECTION OUT UNDER CODE §761(a).	6

4.4 CONSENT REQUIREMENTS FOR SUBSEQUENT TAX OR FMV CAPITAL ACCOUNT ELECTIONS.	7

5. CAPITAL CONTRIBUTIONS AND FMV CAPITAL ACCOUNTS	7

5.1 CAPITAL CONTRIBUTIONS.	7

5.2 FMV CAPITAL ACCOUNTS.	7

6. PARTNERSHIP ALLOCATIONS	8

6.1 FMV CAPITAL ACCOUNT ALLOCATIONS.	8

6.2 TAX RETURN AND TAX BASIS CAPITAL ACCOUNT ALLOCATIONS.	10

7. TERMINATION AND LIQUIDATING DISTRIBUTION	12

7.1 TERMINATION OF THE PARTNERSHIP.	12

7.2 BALANCING OF FMV CAPITAL ACCOUNTS.	12

7.3 DEEMED SALE GAIN/LOSS CHARGE BACK.	12

7.4 DEFICIT MAKE-UP OBLIGATION AND BALANCING CASH CONTRIBUTIONS.	13

7.5 DISTRIBUTION TO BALANCE CAPITAL ACCOUNTS.	13

7.6 FMV DETERMINATION.	13

7.7 FINAL DISTRIBUTION.	13

8. TRANSFERS, INDEMNIFICATION, AND CORRESPONDENCE	13

8.1 TRANSFER OF PARTNERSHIP INTERESTS.	13

8.2 CORRESPONDENCE.	14

9. ELECTIONS AND CHANGES TO ABOVE PROVISIONS	14

9.1 OPERATOR NOT THE TRP.	14

9.2 SPECIAL TAX ELECTIONS.	14

9.3 CHANGE OF MAJORITY FOR OTHER TAX ELECTIONS.	15

1.             GENERAL PROVISIONS

1.1           DESIGNATION OF DOCUMENTS.

This exhibit is referred to in, and is part of, that Agreement identified above and, if so provided, a part of any agreement to which the Agreement is an exhibit. Such agreement(s) (including all exhibits thereto, other than this exhibit) shall be hereinafter referred to as the “Agreement;” and this exhibit is hereinafter referred to as the “Exhibit” or the “Tax Partnership Provisions” (the “TPPs”). Except as may be otherwise provided in this Exhibit, terms defined and used in the Agreement shall have the same meaning when used herein.

1.2           RELATIONSHIP OF THE PARTIES.

The parties to the Agreement shall be hereinafter referred to as “Party” or “Parties.” The Parties understand and agree that the arrangement and undertakings evidenced by the Agreement result in a partnership for purposes of Federal income taxation and certain State income tax laws which incorporate or follow Federal income tax principles as to tax partnerships. Such partnership for tax purposes is hereinafter referred to as the “Tax Partnership.” For every other purpose of the Agreement the Parties understand and agree that their legal relationship to each other under applicable State law with respect to all property subject to the Agreement is one of tenants in common, or undivided interest owners, or lessee(s)-sublessee(s) and not a partnership; that the liabilities of the Parties shall be several and not joint or collective; and that each Party shall be responsible solely for its own obligations.

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1.3           PRIORITY OF PROVISIONS OF THIS EXHIBIT.

If there is a conflict or inconsistency, whether direct or indirect, actual or apparent, between the terms and conditions of this Exhibit and the terms and conditions of the Agreement, or any other exhibit or any part thereof, the terms and conditions of this Exhibit shall govern and control.

1.4           SURVIVORSHIP.

1.4.1        Any termination of the Agreement shall not affect the continuing application of the TPPs for the termination and liquidation.

1.4.2        Any termination of the Agreement shall not affect the continuing application of the TPPs for the resolution of all matters regarding Federal and State income reporting.

1.4.3        These TPPs shall inure to the benefit of, and be binding upon, the Parties hereto and their successors and assigns.

1.4.4        The effective date of the Agreement shall be the effective date of these TPPs. The Tax Partnership shall continue in full force and effect from, and after such date, until termination and liquidation.

2.             TAX REPORTING PARTNER AND TAX MATTERS PARTNER

2.1           TAX REPORTING PARTNER.

The Operator (or the Party listed in Sec. 9.1) as the Tax Reporting Partner (“TRP”) is responsible for compliance with all tax reporting obligations of the Tax Partnership, see Sec. 3.1, below. The TRP shall be solely responsible for all of the costs and expenses associated with this Tax Partnership and performing its duties as TRP, or TMP as the case may be, and shall not bill or charge the Non-Operating Working Interest Owners for such costs and expenses. In the event of any change in the TRP, the Party serving as TRP at the beginning of a given taxable year shall continue as TRP with respect to all matters concerning such year.

2.2           2.2           IF SMALL PARTNERSHIP EXCEPTION FROM TEFRA NOT APPLICABLE.

If the Tax Partnership does not qualify for the “small partnership exception” from, or if the Tax Partnership elects (see infra elections at Secs. 4.1 and 9.2) to be subject to, §§6221 et seq., Subchapter C of Chapter 53 of Subtitle A (the “TEFRA rules”) of the Internal Revenue Code (the “Code”) the TRP shall also be the tax

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matters partner as defined in Code §6231(a) (the “TMP”) and references to the TRP shall then include references to the TMP and vice versa.

2.2.1        2.2.1        The TMP shall not be required to incur any expenses for the preparation for, or pursuance of, administrative or judicial proceedings, unless the Parties agree on a method for sharing such expenses.

2.2.2        2.2.2        The Parties shall furnish the TMP, within two weeks from the receipt of the request, the information the TMP may reasonably request to comply with the requirements on furnishing information to the Internal Revenue Service.

2.2.3        2.2.3        The TMP shall not agree to any extension of the statute of limitations for making assessments on behalf of the Tax Partnership without first obtaining the written consent of all Parties. The TMP shall not bind any other Party to a settlement agreement in tax audits without obtaining the written concurrence of any such Party.

2.2.4        2.2.4        Any other Party who enters in a settlement agreement with the Secretary of the Treasury with respect to any partnership items, as defined in Code §6231(a)(3), shall notify the other Parties of the terms within ninety (90) days from the date of such settlement.

2.2.5        2.2.5        If any Party intends to file a notice of inconsistent treatment under Code §6222(b), such Party shall, prior to the filing of such notice, notify the TMP of the (actual or potential) inconsistency of the Party’s intended treatment of a partnership item with the treatment of that item by the Tax Partnership. Within one week of receipt the TMP shall remit copies of such notification to the other Parties. If an inconsistency notice is filed solely because a Party has not received a Schedule K-1 in time for filing of its income tax return, the TMP need not be notified.

2.2.6        2.2.6        No Party shall file pursuant to Code §6227 a request for an administrative adjustment of partnership items (the “RFAA”) without first notifying all other Parties. If all other Parties agree with the requested adjustment, the TMP shall file the RFAA on behalf of the Tax Partnership. If unanimous consent is not obtained within thirty (30) days from such notice, or within the period required to timely file the RFAA, if shorter, any Party, including the TMP, may file a RFAA on its own behalf.

2.2.7        2.2.7        Any Party intending to file with respect to any partnership item, or any other tax matter involving the Tax Partnership, a petition under Code §§6226, 6228, or any other provision, shall notify the other Parties prior to such filing of the nature of the contemplated proceeding. In the case where the TMP is the Party intending to file such petition, such notice shall be given within a reasonable time to allow the other Parties to participate in the choice of the forum for such petition. If the Parties do not agree on the appropriate forum, then the forum shall

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be chosen by majority vote. Each Party shall have a vote in accordance with its percentage interest in the Tax Partnership for the year under audit. If a majority cannot agree, the TMP shall choose the forum. If a Party intends to seek review of any court decision rendered as a result of such proceeding, the Party shall notify the other Parties prior to seeking such review.

3.             INCOME TAX COMPLIANCE AND CAPITAL ACCOUNTS

3.1           TAX RETURNS.

The TRP shall prepare and file all required Federal and State partnership income tax returns. Not less than thirty (30) days prior to the return due date (including extensions), the TRP shall submit to each Party for review a copy of the return as proposed.

3.2           FAIR MARKET VALUE CAPITAL ACCOUNTS.

The TRP shall establish and maintain for each Party fair market value (“FMV”) capital accounts and tax basis capital accounts. Upon request, the TRP shall submit to each Party along with a copy of any proposed partnership income tax return an accounting of such Party’s FMV capital accounts as of the end of the return period.

3.3           INFORMATION REQUESTS.

In addition to any obligation under Sec. 2.2.2, each Party agrees to furnish to the TRP not later than sixty (60) days before the return due date (including extensions) such information relating to the operations conducted under the Agreement as may be required for the proper preparation of such returns. Similarly, each Party agrees to furnish timely to the TRP, as requested, any information and data necessary for the preparation and/or filing of other required reports and notifications, and for the computation of the capital accounts. As provided in Code §6050K(c), a Party transferring its interest must notify the TRP to allow compliance with Code §6050K(a) (see also Sec. 8.1).

3.4           BEST EFFORTS WITHOUT LIABILITY.

The TRP and the other Party(ies) shall use its/their best efforts to comply with responsibilities outlined in this Section, and with respect to the Service as TMP as outlined Sec. 2.2 and in doing so shall incur no liability to any other Party.

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4.             TAX AND FMV CAPITAL ACCOUNT ELECTIONS

4.1           GENERAL ELECTIONS.

For both income tax return and capital account purposes, the Tax Partnership shall elect:

a)              to deduct when incurred intangible drilling and development costs (“IDC”);

b)             to use the maximum allowable accelerated tax method and the shortest permissible tax life for depreciation

c)              the accrual method of accounting;

d)             to report income on a calendar year basis;

e)              and the Tax Partnership shall also make any elections as specially noted in Sec. 9.2, below.

4.2           DEPLETION.

Solely for FMV capital account purposes, depletion shall be calculated by using simulated cost depletion within the meaning of Treas. Reg.§1.704-1(b)(2)(iv)(k)(2), unless the use of simulated percentage depletion is elected in Sec. 9.2, below. The simulated cost depletion allowance shall be determined under the principles of Code §612 and be based on the FMV capital account basis of each Lease. Solely for purposes of this calculation, remaining reserves shall be determined consistently by the TRP.

4.3           ELECTION OUT UNDER CODE §761(a).

4.3.1        The TRP shall notify all Parties of an intended election to be excluded from the application of Subchapter K of Chapter 1 of the Code not later than sixty (60) days prior to the filing date or the due date (including extensions) for the Federal partnership income tax return, whichever comes earlier. Any Party that does not consent must provide the TRP with written objection within thirty (30) days of such notice. Even after an effective election-out the TRP’s rights and obligations, other than the relief from tax return filing obligations of the partnership, continue.

4.3.2        After an election-out, to avoid an unintended impairment of the election-out: The Parties will avoid, without prior coordination, any operational changes which would terminate the qualification for the election-out status; all Parties will monitor the continuing qualification of the Tax

6

Partnership for the election-out status and will notify the other Parties if, in their opinion, a change in operations will jeopardize the election-out; and, all Parties will use, unless agreed to by them otherwise, the cumulative gas balancing method as described in Treas. Reg. §1.761-2(d)(2).

4.4           CONSENT REQUIREMENTS FOR SUBSEQUENT TAX OR FMV CAPITAL ACCOUNT ELECTIONS.

Unless stipulated differently in Sec. 9.3, future elections, in addition to or in amendment of those in this agreement, must be approved by the affirmative vote of two (2) or more Parties owning a majority of the working interest based upon post-Payout ownership.

5.             CAPITAL CONTRIBUTIONS AND FMV CAPITAL ACCOUNTS

The provisions of this Sec. 5 and any other provisions of the TPPs relating to the maintenance of the capital accounts are intended to comply with Treas. Reg. §1.704-1(b) and shall be interpreted and applied in a manner consistent with such regulations.

5.1           CAPITAL CONTRIBUTIONS.

The respective capital contributions of each Party to the Tax Partnership shall be (a) each Party’s interest in the oil and gas lease(s), including all associated lease and well equipment, committed to the Tax Partnership, and (b) all amounts of money paid by each Party in connection with the acquisition, exploration, development, and operation of the lease(s), and all other costs characterized as contributions or expenses borne by such Party under the Agreement. The contribution of the leases and any other properties committed to the Tax Partnership shall be made by each Party’s agreement to hold legal title to its interest in such leases or other property as nominee of the Tax Partnership.

5.2           FMV CAPITAL ACCOUNTS.

The FMV capital accounts shall be increased and decreased as follows:

5.2.1        The FMV capital account of a Party shall be increased by:

(i) the amount of money and the FMV (as of the date of contribution) of any property contributed by such Party to the Tax Partnership (net of liabilities assumed by the Tax Partnership or to which the contributed property is subject);

7

(ii) that Party’s share of Tax Partnership items of income or gain, allocated in accordance with Sec. 6.1; and

(iii) that Party’s share of any Code §705(a)(1)(B)item.

5.2.2        The FMV capital account of a Party shall be decreased by:

(i) the amount of money and the FMV of property distributed to a Party (net of liabilities assumed by such Party or to which the property is subject);

(ii) that Party’s Sec. 6.1 allocated share of Tax Partnership loss and deductions, or items thereof; and,

(iii) that Party’s share of any Code §705(a)(2)(B) item.

5.2.3        “FMV” when it applies to property contributed by a Party to the Tax Partnership shall be assumed, for purposes of 5.2.1, to equal the adjusted tax basis, as defined in Code §1011, of that property unless the Parties agree otherwise as indicated in Sec. 9.2.

5.2.4       As provided in Treas. Reg. §1.704-1(b)(2)(iv)(e), upon distribution of Tax Partnership property to a Party the capital accounts will be adjusted to reflect the manner in which the unrealized income, gain, loss and deduction inherent in distributed property (not previously reflected in the capital accounts) would be allocated among the Parties if there were a disposition of such property at its FMV as of the time of distribution. Furthermore, if so agreed to in Sec. 9.2, under the rules of Treas. Reg. § 1.704-1(b)(2)(iv)(f), the FMV capital accounts shall be revalued at certain times to reflect value changes of the Tax Partnership property.

6.             TAX PARTNERSHIP ALLOCATIONS

6.1           FMV CAPITAL ACCOUNT ALLOCATIONS.

Each item of income, gain, loss, or deduction shall be allocated to each Party as follows:

6.1.1        Actual or deemed income from the sale, exchange, distribution or other disposition of production shall be allocated to the Party entitled to such production or the proceeds from the sale of such production. The amount received from the sale of production and the amount of the FMV of production taken in kind by the Parties are deemed to be identical; accordingly, such items may be omitted from the adjustments made to the Parties’ FMV capital accounts.

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6.1.2        Exploration cost, IDC, operating and maintenance cost shall be allocated to each Party in accordance with its respective contribution, or obligation to contribute, to such cost.

6.1.3        Depreciation shall be allocated to each Party in accordance with its contribution, or obligation to contribute, to the cost of the underlying asset.

6.1.4        Simulated depletion shall be allocated to each Party in accordance with its FMV capital account adjusted basis in each oil and gas property of the Tax Partnership.

6.1.5        Loss (or simulated loss) upon the sale, exchange, distribution, abandonment or other disposition of depreciable or depletable property shall be allocated to the Parties in the ratio of their respective FMV capital account adjusted bases in the depreciable or depletable property.

6.1.6        Gain (or simulated gain) upon the sale, exchange, distribution, or other disposition of depreciable or depletable property shall be allocated to the Parties so that the FMV capital account balances of the Parties will most closely reflect their respective percentage or fractional interests under the Agreement (determined without regard to this Exhibit).

6.1.7        Costs or expenses of any other kind shall be allocated to each Party in accordance with its respective contribution, or obligation to contribute, to such costs or expense.

6.1.8        Any other income item shall be allocated to the Parties in accordance with the manner in which such income is realized by each Party.

6.1.9        Special Allocations

6.1.9.1     Notwithstanding the other provisions of this Section 6.1, if any Party unexpectedly receives any adjustments, allocations or distributions described in Treas. Reg. §1.704-1(b)(2)(ii)(d)(4), (5) or (6), which reduces the Party’s adjusted FMV capital account balance to below zero, gross income and gain shall be specially allocated to such Party in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the FMV capital account deficit of such party as quickly as possible. For purposes of this Section 6.1.9, a Party’s adjusted FMV capital account balance shall be the same as the Party’s FMV capital account

9

balance increased by the sum of (i) the amount, if any, which the Party is unconditionally obligated to contribute to the Tax Partnership, and (ii) the amount, if any, which the Party is deemed to be obligated to contribute to the Tax Partnership under Treasury Regulations under Section 704(b) of the Code.

6.1.9.2 If any Party would be allocated an item of deduction or loss that would reduce its adjusted FMV capital account balance to below zero, the Party shall be allocated only the amount of such item that would reduce its adjusted capital account balance to zero, and any remaining amount of such item shall be allocated to the other Parties following the principles of the allocations under Sections 6.1.1 through 6.1.8.

6.1.9.3 The foregoing allocations set forth in this Section 6.1.9 (the Regulatory Allocations”) are intended to comply with certain requirements of Treasury Regulations. It is the intent of the Parties that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of income, gain, loss or deduction pursuant to this Section. Therefore, notwithstanding any other provisions of this Section 6 (other than the Regulatory Allocations), the TRP shall make such offsetting special allocations of income, gain, loss or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Party’s FMV capital account balance is, to the extent possible, equal to the FMV capital account balance such Party would have had if the Regulatory Allocations were not part of the TPPs and all items were allocated pursuant to Section 6.1 without regard to the Regulatory Allocations. The TRP shall have the discretion to administer this Section 6.1.9.3 in any reasonable manner that eliminates, to the extent reasonably feasible, any character discrepancy between the amounts allocated under the other Sections of this Section 6.1.9 and the corresponding amounts allocated under this Section 6.1.9.3.

6.2           TAX RETURN AND TAX BASIS CAPITAL ACCOUNT ALLOCATIONS.

6.2.1        Unless otherwise expressly provided in this Sec. 6.2, the allocations of the Tax Partnership’s items of income, gain, loss, or deduction for tax return and tax basis capital account purposes shall follow the principles of the allocations under Sec. 6.1. However, the Tax Partnership’s gain or loss on the taxable disposition of a Tax Partnership property in excess of the gain or

10

loss under Sec. 6.1, if any, is allocated to the contributing Party to the extent of such Party’s pre-contribution gain or loss.

6.2.2        The Parties recognize that under Code §613A(c)(7)(D) the depletion allowance is to be computed separately by each Party. For this purpose, each Party’s share of the adjusted tax basis in each oil and gas property shall be equal to its contribution to the adjusted tax basis of such property.

6.2.3        Under Code §613A(c)(7)(D) gain or loss on the disposition of an oil and gas property is to be computed separately by each Party. According to Treas. Reg. §1.704-1(b)(4)(v), the amount realized shall be allocated as follows: (i) An amount that represents recovery of adjusted simulated depletion basis is allocated (without being credited to the capital accounts) to the Parties in the same proportion as the aggregate simulated depletion basis was allocated to such Parties under Sec. 5.2; and (ii) any remaining realization is allocated in accordance with Sec. 6.1.6.

6.2.4        Depreciation shall be allocated to each Party in accordance with its contribution to the adjusted tax basis of the depreciable asset.

6.2.5        In accordance with Treas. Reg. §1.1245-1(e), depreciation recapture shall be allocated, to the extent possible, among the Parties to reflect their prior sharing of the depreciation.

6.2.6        In accordance with the principles of Treas. Reg. §1.1254-5, any recapture of IDC is determined and reported by each Party separately. Similarly, any recapture of depletion shall be computed separately by each Party, in accordance with its depletion allowance computed pursuant to Sec. 6.2.2.

6.2.7        For Tax Partnership properties with FMV capital account values different from their adjusted tax bases the Parties intend that the allocations described in this Section 6.2 constitute a “reasonable method” of allocating gain or loss under Treas. Reg. §1.704-3(a)(1).

6.2.8        Take-in-kind.

If checked “Yes” in Sec. 9.2, below, each Party has the right to determine the market for its proportionate share of production. All items of income, deductions, and credits arising from such marketing of production shall be recognized by the Tax Partnership and shall be allocated to the Party whose

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production is so marketed.

7.             TERMINATION AND LIQUIDATING DISTRIBUTION

7.1           TERMINATION OF THE TAX PARTNERSHIP.

7.1.1        Upon termination, as provided in Code §708(b)(1)(A), the business shall be wound-up and concluded, and the assets shall be distributed to the Parties as described below by the end of such calendar year (or, if later, within ninety (90) days after the date of such termination). The assets shall be valued and distributed to the Parties in the order provided in Secs. 7.1.2, 7.5, and 7.7. Upon termination, as provided in Code §708(b)(1)(B), the assets of the Tax Partnership shall be deemed to be contributed to a new tax partnership, interests in which shall be treated as distributed to the Parties, and the new tax partnership shall be subject to the provisions of this Agreement.

7.1.2        First, all cash representing unexpended contributions by any Party and any property in which no interest has been earned by any other Party under the Agreement shall be returned to the contributor.

7.2           BALANCING OF FMV CAPITAL ACCOUNTS.

Second, the FMV capital accounts of the Parties shall be determined as described hereafter. The TRP shall take the actions specified under Secs. 7.2 through 7.5 in order to cause the ratios of the Parties’ FMV capital accounts to reflect as closely as possible their interests under the Agreement. The ratio of a Party’s FMV capital account is represented by a fraction, the numerator of which is the Party’s FMV capital account balance and the denominator of which is the sum of all Parties’ FMV capital account balances. This is hereafter referred to as the “balancing of the FMV capital accounts” and, when completed, the FMV capital accounts of the Parties shall be referred to as “balanced.”

7.3           DEEMED SALE GAIN/LOSS CHARGE BACK.

The FMV of all Tax Partnership properties shall be determined and the gain or loss for each property, which would have resulted if sold at such FMV, shall be allocated in accordance with Secs. 6.1.5 and 6.1.6.

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7.4           DEFICIT MAKE-UP OBLIGATION AND BALANCING CASH CONTRIBUTIONS.

If hereafter a Party has a negative FMV capital account balance, that is a balance of less than zero, in accordance with of Treas. Reg. §1.704-1(b)(2)(ii)(b)(3) such Party shall not be obligated to contribute an amount of money to the Tax Partnership sufficient to achieve a zero balance FMV capital account (the “Deficit Make-Up Obligation”). Any Party may contribute an amount of cash to the Tax Partnership to facilitate the balancing of the FMV capital accounts. If after these adjustments the FMV capital accounts are not balanced, Secs. 7.5 shall apply.

7.5           DISTRIBUTION TO BALANCE CAPITAL ACCOUNTS.

7.5.1        If all Parties agree, any cash or an undivided interest in certain selected properties shall be distributed to one or more Parties as necessary for the purpose of balancing the FMV capital accounts.

7.5.2        Distribution of undivided interests.

Unless Sec.7.5.1 applies, an undivided interest in each and every property shall be distributed to one or more Parties in accordance with the ratios of their FMV capital accounts.

7.6           FMV DETERMINATION.

If a property is to be valued for purposes of balancing the capital accounts and making a distributions under this Sec. 7, the Parties must first attempt to agree on the FMV of the property; failing such an agreement, the TRP shall cause a nationally recognized independent engineering firm to prepare an appraisal of the FMV of such property.

7.7           FINAL DISTRIBUTION.

After the FMV capital accounts of the Parties have been adjusted pursuant to Secs.7.2 to 7.5, all remaining property and interests then held by the Tax Partnership shall be distributed to the Parties in accordance with their positive FMV capital account balances.

8.             TRANSFERS, INDEMNIFICATION, AND CORRESPONDENCE

8.1           TRANSFER OF TAX PARTNERSHIP INTERESTS.

Transfers of Tax Partnership interests shall be governed by the Agreement. A Party transferring its interest, or any part thereof, shall notify the TRP in writing within two weeks after such transfer.

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8.2           CORRESPONDENCE.

All correspondence relating to the preparation and filing of the Tax Partnership’s income tax returns and capital accounts shall be sent to:

(Attach separate list, if necessary)

TRP	“Att to:” reference
Noble Energy, Inc.	Jerry Williams
110 West Broadway, P.O. Box 909
Ardmore, OK 73401 - 6227

Other Parties:

Teton DJ, LLC	Pat Quinn
410 Seventeenth Street, Suite 1850
Denver, Colorado 80202

9.             ELECTIONS AND CHANGES TO ABOVE PROVISIONS

9.1           OPERATOR NOT THE TRP.

With respect to Sec. 2.1, (insert name of Party to be TRP instead of Operator, or indicate “N/A”) N/A.

9.2           SPECIAL TAX ELECTIONS.

With respect to Sec. 4.1, the Parties agree (if not applicable insert “N/A” or strike):

Yes
e) that the Tax Partnership shall elect to account for dispositions of depreciable assets under the general asset method to the extent permitted by Code §168(i)(4);	N/A

f) that, on the request of a Party, the Tax Partnership shall elect under Code §754 to adjust the basis of Tax Partnership property, with the adjustments provided in Code §734 for a distribution of property and in Code §743 for a transfer of a partnership interest. In case of distribution of property the TRP shall adjust all tax basis capital accounts. In the case of a transfer of a partnership interest the acquiring party(ies) shall establish and maintain its (their) tax basis capital account(s);

Yes

g) that the Tax Partnership shall elect under Code §6231 to be subject to the TEFRA rules.	N/A

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With respect to Sec. 4.2, Depletion the Parties agree that the Tax Partnership shall use simulated percentage depletion instead of simulated cost depletion.	N/A

With respect to Sec.5.2.4, under the rules of Treas. Reg. § 1.704-1(b)(2)(iv)(f) the Parties agree that the FMV capital accounts shall be revalued to reflect value changes of the Tax Partnership property upon the occurrence of the events specified in (5)(i) through (iii) of said -1(b)(2)(iv)(f) regulations.

N/A

With respect to Sec. 6.2.8, the income attributable to take-in-kind production will be reflected on the tax return.	N/A

With respect to Sec. 5.2.3 the FMV for the listed properties are determined as follows (mark as “N/A” if not applicable; use separate sheet if necessary)

Property Description	FMV
N/A

9.3           CHANGE OF MAJORITY FOR OTHER TAX ELECTIONS.

Instead of the Sec. 4.4 majority for other tax elections, a majority shall be considered if consisting of (specify or line out blanks). N/A

THE END

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EXHIBIT “H”

Attached to and made a part of that certain Operating Agreement dated     , by and between Noble Energy, Inc., as Operator, and Teton DJ LLC, as Non-Operator

MODEL FORM RECORDING SUPPLEMENT TO

OPERATING AGREEMENT AND FINANCING STATEMENT

THIS AGREEMENT, entered into by and between Noble Energy, Inc., hereinafter referred to as “Operator,” and the signatory party or parties other than Operator, hereinafter referred to individually as “Non-Operator,” and collectively as “Non-Operators.”

WHEREAS, the parties to this agreement are owners of Oil and Gas Leases and/or Oil and Gas Interests in the land identified in Exhibit “A” (said land, Leases and Interests being hereinafter called the “Contract Area”), and in any instance in which the Leases or Interests of a party are not of record, the record owner and the party hereto that owns the interest or rights therein are reflected on Exhibit “A”;

WHEREAS, the parties hereto have executed an Operating Agreement dated January 27, 2006 (herein the “Operating Agreement”), covering the Contract Area for the purpose of exploring and developing such lands, Leases and Interests for Oil and Gas; and

WHEREAS, the parties hereto have executed this agreement for the purpose of imparting notice to all persons of the rights and obligations of the parties under the Operating Agreement and for the further purpose of perfecting those rights capable of perfection.

NOW, THEREFORE, in consideration of the mutual rights and obligations of the parties hereto, it is agreed as follows:

1.             This agreement supplements the Operating Agreement, which Agreement in its entirety is incorporated herein by reference, and all terms used herein shall have the meaning ascribed to them in the Operating Agreement.

2.             The parties do hereby agree that:

A.    The Oil and Gas Leases and/or Oil and Gas Interests of the parties comprising the Contract Area shall be subject to and burdened with the terms and provisions of this agreement and the Operating Agreement, and the parties do hereby commit such Leases and Interests to the performance thereof.

B.    The exploration and development of the Contract Area for Oil and Gas shall be governed by the terms and provisions of the Operating Agreement, as supplemented by this agreement.

C.    All costs and liabilities incurred in operations under this agreement and the Operating Agreement shall be borne and paid, and all equipment and materials acquired in operations on the Contract Area shall be owned, by the parties hereto, as provided in the Operating Agreement.

D.    Regardless of the record title ownership to the Oil and Gas Leases and/or Oil and Gas Interests identified on Exhibit “A,” all production of Oil and Gas from the Contract Area shall be owned by the parties as provided in the Operating Agreement; provided nothing contained in this agreement shall be deemed an assignment or cross-assignment of interests covered hereby.

E.     Each party shall pay or deliver, or cause to be paid or delivered, all burdens on its share of the production from the Contract Area as provided in the Operating Agreement.

F.     An overriding royalty, production payment, net profits interest or other burden payable out of production hereafter created, assignments of production given as security for the payment of money and those overriding royalties, production payments and other burdens payable out of production heretofore created and defined as Subsequently Created Interests in the Operating Agreement shall be (i) borne solely by the party whose interest is burdened therewith, (ii) subject to suspension if a party is required to assign or relinquish to another party an interest which is subject to such burden, and (iii) subject to the lien and security interest hereinafter provided if the party subject to such burden fails to pay its share of expenses chargeable hereunder and under the Operating Agreement, all upon the terms and provisions and in the times and manner provided by the Operating Agreement.

G.    The Oil and Gas Leases and/or Oil and Gas Interests which are subject hereto may not be assigned or transferred except in accordance with those terms, provisions and restrictions in the Operating Agreement regulating such transfers.

This agreement and the Operating Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective heirs, devisees, legal representatives, and assigns, and the terms hereof shall be deemed to run with the leases or interests included within the lease Contract Area.

H.    The parties shall have the right to acquire an interest in renewal, extension and replacement leases, leases proposed to be surrendered, wells proposed to be abandoned, and interests to be relinquished as a result of non-participation in subsequent operations, all in accordance with the terms and provisions of the Operating Agreement.

I.      The rights and obligations of the parties and the adjustment of interests among them in the event of a failure or loss of title, each party’s right to propose operations, obligations with respect to participation in operations on the Contract Area and the consequences of a failure to participate in operations, the rights and obligations of the parties regarding the marketing of production, and the rights and remedies of the parties for failure to comply with financial obligations shall be as provided in the Operating Agreement.

J.     Each party’s interest under this agreement and under the Operating Agreement shall be subject to relinquishment for its failure to participate in subsequent operations and each party’s share of production and costs shall be reallocated on the basis of such relinquishment, all upon the terms and provisions provided in the Operating Agreement.

K.    All other matters with respect to exploration and development of the Contract Area and the ownership and transfer of the Oil and Gas Leases and/or Oil and Gas Interest therein shall be governed by the terms and provisions of the Operating Agreement.

3.             The parties hereby grant reciprocal liens and security interests as follows:

A.    Each party grants to the other parties to the Operating Agreement a lien upon any interest it now owns or hereafter acquires in Oil and Gas Leases and Oil and Gas Interests in the Contract Area, and a security interest and/or purchase money security interest in any interest it now owns or hereafter acquires in the personal property and fixtures on or used or obtained for use in connection therewith, to secure performance of all of its obligations under this agreement and the Operating Agreement including but not limited to payment of expense, interest and fees, the proper disbursement of all monies paid under this agreement and the Operating Agreement, the assignment or relinquishment of interest in Oil and Gas Leases as required under this agreement and the Operating Agreement, and the proper performance of operations under this agreement and the Operating Agreement. Such lien and security interest granted by each party hereto shall include such party’s leasehold interests, working interests, operating rights, and royalty and overriding royalty interests in the Contract Area now owned or hereafter acquired and in lands pooled or unitized therewith or otherwise becoming subject to this agreement and the Operating Agreement, the Oil and Gas when extracted therefrom and equipment situated thereon or used or obtained for use in connection therewith (including, without limitation, all wells, tools, and tubular goods), and accounts (including, without limitation, accounts arising from the sale of production at the wellhead), contract rights, inventory and general intangibles relating thereto or arising therefrom, and all proceeds and products of the foregoing.

B.    Each party represents and warrants to the other parties hereto that the lien and security interest granted by such party to the other parties shall be a first and prior lien, and each party hereby agrees to maintain the priority of said lien and security interest against all persons acquiring an interest in Oil and Gas Leases and Interests covered by this agreement and the Operating Agreement by, through or under such party. All parties acquiring an interest in Oil and Gas Leases and Oil and Gas Interests covered by this agreement and the Operating Agreement, whether by assignment, merger, mortgage, operation of law, or otherwise, shall be deemed to have taken subject to the lien and security interest granted by the Operating Agreement and this instrument as to all obligations attributable to such interest under this agreement and the Operating Agreement whether or not such obligations arise before or after such interest is acquired.

C.    To the extent that the parties have a security interest under the Uniform Commercial Code of the state in which the Contract Area is situated, they shall be entitled to exercise the rights and remedies of a secured party under the Code. The bringing of a suit and the obtaining of judgment by a party for the secured indebtedness shall not be deemed an election of remedies or otherwise affect the lien rights or security interest as security for the payment thereof. In addition, upon default by any party in the payment of its share of expenses, interest or fees, or upon the improper use of funds by the Operator, the other parties shall have the right, without prejudice to other rights or remedies, to collect from the purchaser the proceeds from the sale of such defaulting party’s share of Oil and Gas until the amount owed by such party, plus interest, has been received, and shall have the right to offset the amount owed against the proceeds from the sale of such defaulting party’s share of Oil and Gas. All purchasers of production may rely on a notification of default from the non-defaulting party or parties stating the amount due as a result of the default, and all parties waive any recourse available against purchasers for releasing production proceeds as provided in this paragraph.

D.    If any party fails to pay its share of expenses within sixty (60) days after rendition of a statement therefor by Operator the non-defaulting parties, including Operator, shall, upon request by Operator, pay the unpaid amount in the proportion that the interest of each such party bears to the interest of all such parties. The amount paid by each party so paying its share of the unpaid amount shall be secured by the liens and security rights described in this paragraph 3 and in the Operating Agreement, and accept as otherwise limited in the Operating Agreement each paying party may independently pursue any remedy available under the Operating Agreement or otherwise.

E.     If any party does not perform all of its obligations under this agreement or the Operating Agreement, and the failure to perform subjects such party to foreclosure or execution proceedings pursuant to the provisions of this agreement or the Operating Agreement, to the extent allowed by governing law, the defaulting party waives any available right of redemption from and after the date of judgment, any required valuation or appraisement of the mortgaged or secured property prior to sale, any available right to stay execution or to require a marshalling of assets and any required bond in the event a receiver is appointed. In addition, to the extent permitted by applicable law, each party hereby grants to the other parties a power of sale as to any property that is subject to the lien and security rights granted hereunder or under the Operating Agreement, such power to be exercised in the manner provided by applicable law or otherwise in a commercially reasonable manner and upon reasonable notice.

F.     The lien and security interest granted in this paragraph 3 supplements identical rights granted under the Operating Agreement.

G.    To the extent permitted by applicable law, Non-Operators agree that Operator may invoke or utilize the mechanics’ or materialmen’s lien law of the state in which the Contract Area is situated in order to secure the payment to Operator of any sum due under this agreement and the Operating Agreement for services performed or materials supplied by Operator.

H.    The above described security will be financed at the wellhead of the well or wells located on the Contract Area and this Recording Supplement may be filed in the land records in the County or Parish in which the Contract Area is located, and as a financing statement in all recording offices required under the Uniform Commercial Code or other applicable state statutes to perfect the above-described security interest, and any party hereto may file a continuation statement as necessary under the Uniform Commercial Code, or other state laws.

4.     This agreement shall be effective as of the date of the Operating Agreement as above recited. Upon termination of this agreement and the Operating Agreement and the satisfaction of all obligations thereunder, Operator is authorized to file of record in all necessary recording offices a notice of termination, and each party hereto agrees to execute such a notice of termination as to Operator’s interest, upon the request of Operator, if Operator has complied with all of its financial obligations.

5.     This agreement and the Operating Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, devisees, legal representatives, successors and assigns. No sale, encumbrance, transfer or other disposition shall be made by any party of any interest in the Leases or Interests subject hereto except as expressly permitted under the Operating Agreement and, if permitted, shall be made expressly subject to this agreement and the Operating Agreement and without prejudice to the rights of the other parties. If the transfer is permitted, the assignee of an ownership interest in any Oil and Gas Lease shall be deemed a party to this agreement and the Operating Agreement as to the interest assigned from and after the effective date of the transfer of ownership; provided, however, that the other parties shall not be required to recognize any such sale, encumbrance, transfer or other disposition for any purpose hereunder until thirty (30) days after they have received a copy of the recorded instrument of transfer or other satisfactory evidence thereof in writing from the transferor or transferee. No assignment or other disposition of interest by a party shall relieve such party of obligations previously incurred by such party under this agreement or the Operating Agreement with respect to the interest transferred, including without limitation the obligation of a party to pay all costs attributable to an operation conducted under this agreement and the Operating Agreement in which such party has agreed to participate prior to making such assignment, and the lien and security interest granted by Article VII.B. of the Operating Agreement and hereby shall continue to burden the interest transferred to secure payment of any such obligations.

6.             In the event of a conflict between the terms and provisions of this agreement and the terms and provisions of the Operating Agreement, then, as between the parties, the terms and provisions of the Operating Agreement shall control.

7.             This agreement shall be binding upon each Non-Operator when this agreement or a counterpart thereof has been executed by such Non-Operator and Operator notwithstanding that this agreement is not then or thereafter executed by all of the parties to which it is tendered or which are listed on Exhibit “A” as owning an interest in the Contract Area or which own, in fact, an interest in the Contract Area. In the event that any provision herein is illegal or unenforceable, the remaining provisions shall not be affected, and shall be enforced as if the illegal or unenforceable provision did not appear herein.

8.             Other provisions. The Operating Agreement contains the rights and remedies of the parties thereto in the event of a default under the terms of the Operating Agreement or a default under any third party obligation, i.e. mortgage, including the preferential right to purchase the defaulting party’s interest in the Contract Area prior to foreclosure or an in lieu transfer; the right of subrogation; and the right to assume, release or redeem the defaulting party’s interest which is subject to lien or foreclosure.

In the event of a default by a Non-Operator under any third party obligation, Operator shall be entitled to notice prior to any foreclosure action and an opportunity to cure such default. In the event a foreclosure action is commenced, Operator shall be entitled to notice and due process.

2

See attached legal description.

IN WITNESS WHEREOF, this agreement shall be effective as of the        day of                       , 2006.

OPERATOR

ATTEST OR WITNESS	Noble Energy, Inc.

/s/ David W. Siple
	By:	David W. Siple

Type or Print Name

	Title:	Attorney-In-Fact for GWW
Date:
	Address:	1625 Broadway, Suite 2000, Denver, Colorado 80202

NON-OPERATORS

ATTEST OR WITNESS	Teton DJ LLC

By Teton Energy Corporation, Manager
/s/ Patrick A. Quinn
	By:	Patrick A. Quinn

Type or Print Name

	Title:	Chief Financial Officer
Date:
	Address:	410 17th Street, Suite 1800, Denver, Colorado 80202

ATTEST OR WITNESS

By:

Type or Print Name

Title:
Date:
Address:
ATTEST OR WITNESS

By:

Type or Print Name

Title:
Date:
Address:

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ACKNOWLEDGMENTS

NOTE:

The following forms of acknowledgment are the short forms approved by the Uniform Law on Notarial Acts. The validity and effect of these forms in any state will depend upon the statutes of that state.

Individual Acknowledgment

State of	§

§ ss.

County of	§

This instrument was acknowledged before me on                                                                                                                       by

(Seal, if any)

Title (and Rank)

My commission expires:

Acknowledgment in Representative Capacity

State of Colorado	§

City and	§ ss.

County of Denver	§

This instrument was acknowledged before me on                                                                                      by David W. Siple as Attorney-In-Fact of Noble Energy, Inc..

(Seal, if any)
/s/ Dianne F. LaGrange
Title (and Rank) Notary Public

My commission expires: December 23, 2007

State of Colorado	§

City and	§ ss.

County of Denver	§

This instrument was acknowledged before me on January 27, 2006 by Patrick A. Quinn as Chief Financial Officer of Teton DJ LLC, a Colorado limited liability company.

(Seal, if any)
/s/ Dianne F. LaGrange
Title (and Rank): Notary Public

My commission expires: December 23, 2007

4